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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09885

Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	7/31

Date of reporting period:	1/31/06

Item 1 - Reports to Shareholders

2006 Semiannual Report

Janus Adviser Series

Growth & Core

Janus Adviser Large Cap Growth Fund

Janus Adviser Forty Fund

Janus Adviser Orion Fund

Janus Adviser Mid Cap Growth Fund

Janus Adviser Small-Mid Growth Fund

Janus Adviser Growth and Income Fund

Janus Adviser Core Equity Fund

Janus Adviser Contrarian Fund

Janus Adviser Balanced Fund

Risk-Managed

Janus Adviser Risk-Managed Growth Fund

Janus Adviser Risk-Managed Core Fund

Janus Adviser Risk-Managed Value Fund

Value

Janus Adviser Mid Cap Value Fund

Janus Adviser Small Company Value Fund

International & Global

Janus Adviser Worldwide Fund

Janus Adviser International Growth Fund

Janus Adviser Foreign Stock Fund

Bond & Money Market

Janus Adviser Flexible Bond Fund

Janus Adviser High-Yield Fund

Janus Adviser Money Market Fund

Table of Contents

Janus Adviser Series

Portfolio Managers' Commentaries and Schedules of Investments

Growth & Core

Large Cap Growth Fund	2

Forty Fund	9

Orion Fund	14

Mid Cap Growth Fund	20

Small-Mid Growth Fund	27

Growth and Income Fund	33

Core Equity Fund	39

Contrarian Fund	45

Balanced Fund	51

Risk-Managed

Risk-Managed Growth Fund	59

Risk-Managed Core Fund	68

Risk-Managed Value Fund	76

Value

Mid Cap Value Fund	85

Small Company Value Fund	92

International & Global

Worldwide Fund	98

International Growth Fund	104

Foreign Stock Fund	110

Bond & Money Market

Flexible Bond Fund	115

High-Yield Fund	123

Money Market Fund	134

Statements of Assets and Liabilities	136

Statements of Operations	140

Statements of Changes in Net Assets	144

Financial Highlights	149

Notes to Schedules of Investments	175

Notes to Financial Statements	180

Additional Information	201

Explanations of Charts, Tables and Financial Statements	209

Shareholder Meeting	212

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2005 to January 31, 2006 for Class A Shares, Class C Shares, Class R Shares and Class S Shares, and for the period from November 28, 2005 to January 31, 2006 for Class I Shares.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, excluding any class specific distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2006 1

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the fund is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

Blaine Rollins

portfolio manager

Performance Overview

For the six months ended January 31, 2006, Janus Adviser Large Cap Growth Fund's S Shares advanced 6.23%. This performance outpaced the Fund's primary benchmark, the Russell 1000® Growth Index, which returned 3.91%, and the Fund's secondary benchmark, the S&P 500® Index, which gained 4.68%.

Our stock selection within the materials sector helped drive the Fund's gains, as did picks within the pharmaceutical and biotechnology areas, which turned in a particularly strong performance during the period. While posting solid returns and offering strong growth prospects, stocks tied to the drug business – not including the beleaguered large pharmaceuticals – and health maintenance organization (HMO) operators provided the largest boost. Meanwhile, holdings within the technology hardware and equipment sector and consumer durables group proved the biggest drags on results when compared to the same sector performance in the primary benchmark.

Strategy in This Environment

Worries over the Federal Reserve's ongoing campaign to raise interest rates as well as elevated oil prices and subdued corporate spending kept a lid on equity markets for most of the period. These factors, in combination with a strengthening dollar, threatened to negatively impact earnings across a number of sectors. Consequently, investors took a somewhat more defensive mindset, which translated into what appeared to be a growing preference for large-cap growth stocks that featured valuations at the low end of historical ranges and increased protection against more cyclical alternatives.

Against this backdrop, we relied heavily on the expertise of the Janus research team to identify companies we believe can grow their businesses in any economic environment. We also continued to diversify the Fund's holdings across a broad group of industries to gain exposure to what we believe are pockets of strength throughout the market.

Materials and Pharmaceutical Positions Drove Performance

The Fund's leading gainer was Companhia Vale do Rio Doce, a Brazilian mining company that exports iron ore and other key raw materials. Prices for these materials increased during the period in part because of extensive infrastructure growth in the Chinese and Indian markets, as well as supply shortages in the U.S. caused by Hurricanes Katrina and Rita.

Another strong contributor was Teva Pharmaceutical, an Israeli drug company that conducts a large percentage of its business in the U.S. Teva manufactures generic versions of several leading drugs, including the antidepressant Prozac and the cholesterol drug Mevacor. Generics are popular because their lower cost appeals to government administrators, consumers and distributors alike. Furthermore, Teva has both the largest pipeline of potential generic conversions and a strong management team. We believe all of these factors make for a sound, long-term investment.

Monsanto Company also distinguished itself during the period. Using biotechnology, genomics and molecular breeding technology, Monsanto helps farmers enhance crop yields. One of the company's top products is the world's number one herbicide, Roundup. In addition, Monsanto produces genetically altered seeds that can withstand herbicides and insects. With its expanding pipeline and an increasing number of Food and Drug Administration approvals for its seeds, we feel Monsanto is ideally positioned to benefit from the world's growing demand for food.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Procter & Gamble Co.	3.3%	3.0%
Boeing Co.	2.8%	3.7%
Microsoft Corp.	2.8%	–
Yahoo!, Inc.	2.8%	2.0%
JP Morgan Chase & Co.	2.6%	–
UnitedHealth Group, Inc.	2.5%	1.9%
General Electric Co.	2.4%	0.6%
Roche Holding A.G.	2.2%	–
Texas Instruments, Inc.	1.7%	0.9%
Caremark Rx, Inc.	1.7%	1.7%

2 Janus Adviser Series January 31, 2006

(unaudited)

Dampening Results Were Cable and Network Infrastructure Names

Cable and Internet provider Comcast was the Fund's biggest detractor. We reassessed our position in the company following its poor performance in the fourth quarter of 2005. Comcast has yielded strong returns for the portfolio for the past eight years, but it has struggled of late despite owning the best distribution pipe. One of the main threats to Comcast's business is the advent of Internet telephony – an area where competition is fierce, with players like eBay and Google poised to lead the way. Given the uncertainty surrounding Comcast's ability to adapt and succeed in this new arena, as well as its recent slide, we decided to sell our shares early in 2006.

The semiconductor sector can prove challenging at times, something we've witnessed firsthand as longtime owners of Maxim Integrated Products, a developer of analog chips. While we pared our holdings in the stock, its poor performance still hampered results. Maxim was hurt in part by dissatisfaction with the company's efforts to shore up its balance sheet. However, it did recover in the closing months of the period as orders picked up, and its valuation proved appealing.

We also reduced our position in networker Cisco. Although the company did not suffer any fundamental disappointments – indeed, it generated strong cash flows which it used in part to fund a steady stock buyback effort – its top-line growth proved unsatisfactory to some. Enterprise spending, which affects approximately two-thirds of Cisco's business, has picked up, but not as briskly as many had hoped. Nevertheless, we're seeing favorable trends for Cisco, such as an effort to push broadband services through wireless networks.

Closing Comments

In closing, I would like to inform you that effective February 1, 2006, management of Janus Adviser Large Cap Growth Fund transitioned to portfolio manager David Corkins, who formerly oversaw retail portfolios including Janus Mercury Fund and Janus Growth and Income Fund. I have great confidence in David, as he will continue to perform the in-depth, bottom-up research that we believe leads to diversified investments with attractive valuations and strong potential for long-term growth. I'm proud to have been your portfolio manager for the past 6 years, and I truly thank you for the trust you placed in me over that time.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Adviser Series January 31, 2006 3

Janus Adviser Large Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Large Cap Growth Fund - A Shares
NAV	6.31%	11.78%	(5.01)%	6.84%	8.41%
MOP	0.18%	5.36%	(6.06)%	6.36%	8.21%
Janus Adviser Large Cap Growth Fund - C Shares
NAV	5.96%	10.96%	(5.70)%	6.18%	7.76%
LOAD	4.86%	9.85%
Janus Adviser Large Cap Growth Fund - I Shares	3.95%	11.49%	(5.01)%	6.84%	8.41%
Janus Adviser Large Cap Growth Fund - R Shares	6.05%	11.19%	(5.29)%	6.62%	8.28%
Janus Adviser Large Cap Growth Fund - S Shares	6.23%	11.49%	(5.01)%	6.82%	8.41%
Russell 1000® Growth Index	3.91%	10.81%	(4.53)%	6.56%	8.87%
S&P 500® Index	4.68%	10.38%	0.37%	8.99%	10.57%
Lipper Ranking - S Shares based on total returns for Large-Cap Growth Funds	N/A**	412/687	297/475	N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

4 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,063.10	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,059.60	$8.62
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.44
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,039.50	$1.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,060.50	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.22
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,062.30	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.66% for C Shares, 1.42% for R Shares and 1.16% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.66% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series January 31, 2006 5

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 103.2%
Aerospace and Defense - 4.4%
105,090	BAE Systems PLC**	$779,608
81,445	Boeing Co.	5,563,508
29,960	Lockheed Martin Corp.	2,026,794
		8,369,910
Agricultural Chemicals - 1.8%
24,190	Monsanto Co.	2,046,716
11,314	Syngenta A.G.*	1,438,089
		3,484,805
Airlines - 0.5%
60,920	Southwest Airlines Co.	1,002,743
Apparel Manufacturers - 1.1%
147,428	Burberry Group PLC**	1,130,410
28,280	Coach, Inc.*	1,016,666
		2,147,076
Applications Software - 3.0%
12,940	Citrix Systems, Inc.*	399,070
196,090	Microsoft Corp.	5,519,933
		5,919,003
Athletic Footwear - 0.8%
18,260	NIKE, Inc. - Class B	1,478,147
Automotive - Cars and Light Trucks - 1.3%
42,956	BMW A.G.**,#	1,943,861
58,800	Nissan Motor Company, Ltd.**	661,660
		2,605,521
Beverages - Non-Alcoholic - 0.8%
28,040	PepsiCo, Inc.	1,603,327
Broadcast Services and Programming - 0.5%
119,130	Liberty Media Corp. - Class A*	995,927
Building - Residential and Commercial - 0.3%
720	NVR, Inc.*,#	571,860
Building Products - Cement and Aggregate - 0.7%
21,465	Cemex S.A. de C.V. (ADR)	1,416,261
Casino Hotels - 0.7%
19,050	Harrah's Entertainment, Inc.	1,402,080
Cellular Telecommunications - 0.3%
15,095	America Movil S.A. de C.V. - Series L (ADR)	509,154
Chemicals - Diversified - 0.6%
19,100	Shin-Etsu Chemical Company, Ltd.**	1,086,032
Commercial Banks - 0.7%
170	Mizuho Financial Group, Inc.**	1,391,245
Commercial Services - 0.2%
8,555	Iron Mountain, Inc.*,#	356,572
Commercial Services - Finance - 1.3%
15,590	Moody's Corp.	987,159
42,105	Paychex, Inc.	1,530,517
		2,517,676
Computers - 1.8%
20,490	Apple Computer, Inc.*	1,547,200
29,290	Research In Motion, Ltd. (U.S. Shares)*	1,977,075
		3,524,275

Shares or Principal Amount		Value
Computers - Memory Devices - 1.6%
128,635	EMC Corp.*	$1,723,709
19,985	SanDisk Corp.*	1,346,190
		3,069,899
Containers - Metal and Glass - 0.4%
20,815	Ball Corp.	843,008
Cosmetics and Toiletries - 3.3%
109,259	Procter & Gamble Co.	6,471,411
Data Processing and Management - 0.3%
13,875	NAVTEQ Corp.*	623,126
Dental Supplies and Equipment - 0.5%
26,315	Patterson Companies, Inc.*,#	908,657
Distribution/Wholesale - 0.6%
129,500	Esprit Holdings, Ltd.	1,125,942
Diversified Minerals - 1.0%
39,250	Companhia Vale do Rio Doce (ADR)*	2,012,348
Diversified Operations - 2.4%
141,630	General Electric Co.	4,638,383
E-Commerce/Services - 1.5%
44,447	eBay, Inc.*	1,915,665
38,075	IAC/InterActiveCorp*	1,104,937
		3,020,602
Electric - Generation - 0.5%
55,930	AES Corp.*	953,047
Electric Products - Miscellaneous - 0.9%
23,970	Emerson Electric Co.	1,856,477
Electronic Components - Semiconductors - 3.4%
76,320	Advanced Micro Devices, Inc.*	3,194,755
115,410	Texas Instruments, Inc.	3,373,435
		6,568,190
Electronic Forms - 0.9%
44,145	Adobe Systems, Inc.*	1,753,439
Enterprise Software/Services - 2.5%
17,900	Computer Associates International, Inc.	488,670
135,815	Oracle Corp.*	1,707,195
51,050	SAP A.G. (ADR)**	2,622,438
		4,818,303
Entertainment Software - 1.6%
56,780	Electronic Arts, Inc.*	3,099,052
Finance - Credit Card - 1.6%
36,880	American Express Co.	1,934,356
28,200	Credit Saison Company, Ltd.**	1,264,499
		3,198,855
Finance - Investment Bankers/Brokers - 5.8%
125,830	JP Morgan Chase & Co.	5,001,742
27,265	Merrill Lynch & Company, Inc.	2,046,783
44,000	Mitsubishi UFJ Securities Company, Ltd.**	608,772
18,574	UBS A.G.	2,019,458
14,365	UBS A.G. (ADR)	1,562,912
		11,239,667
Finance - Mortgage Loan Banker - 1.1%
38,785	Fannie Mae	2,247,203
Finance - Other Services - 0.6%
2,615	Chicago Mercantile Exchange Holdings, Inc.	1,106,799

See Notes to Schedules of Investments and Financial Statements.

6 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Financial Guarantee Insurance - 0.5%
17,115	MBIA, Inc.*	$1,053,599
Food - Dairy Products - 0.7%
35,855	Dean Foods Co.*	1,359,980
Food - Retail - 1.2%
32,215	Whole Foods Market, Inc.	2,379,722
Food - Wholesale/Distribution - 0.4%
25,725	Sysco Corp.#	789,243
Internet Infrastructure Software - 0.3%
25,030	Akamai Technologies, Inc.*,#	546,405
Machinery - Construction and Mining - 0.2%
7,570	Joy Global, Inc.#	409,083
Medical - Biomedical and Genetic - 2.1%
20,625	Amgen, Inc.*	1,503,356
24,265	Celgene Corp.*	1,726,455
11,300	Genentech, Inc.*	970,896
		4,200,707
Medical - Drugs - 5.0%
47,020	Abbott Laboratories	2,028,913
2,900	Eli Lilly and Co.	164,198
87,065	Merck & Company, Inc.	3,003,742
27,378	Roche Holding A.G.	4,325,828
		9,522,681
Medical - Generic Drugs - 1.2%
54,945	Teva Pharmaceutical Industries, Ltd. (ADR)#	2,342,305
Medical - HMO - 4.9%
15,300	Aetna, Inc.	1,481,040
48,297	Coventry Health Care, Inc.*	2,877,052
83,925	UnitedHealth Group, Inc.	4,986,823
		9,344,915
Medical - Wholesale Drug Distributors - 0.8%
21,265	Cardinal Health, Inc.	1,531,931
Medical Instruments - 1.5%
7,550	Intuitive Surgical, Inc.*	1,039,258
35,235	Medtronic, Inc.	1,989,720
		3,028,978
Medical Products - 0.6%
18,025	Varian Medical Systems, Inc.*	1,085,285
Metal Processors and Fabricators - 1.0%
39,395	Precision Castparts Corp.	1,967,780
Motorcycle and Motor Scooter Manufacturing - 0.9%
34,715	Harley-Davidson, Inc.#	1,858,294
Networking Products - 0.6%
67,474	Cisco Systems, Inc.*	1,252,992
Oil - Field Services - 2.3%
31,275	Halliburton Co.	2,487,927
16,225	Schlumberger, Ltd. (U.S. Shares)**	2,067,876
		4,555,803
Oil Companies - Exploration and Production - 1.8%
13,315	Apache Corp.	1,005,682
21,680	EnCana Corp. (U.S. Shares)	1,080,965
17,985	EOG Resources, Inc.	1,520,452
		3,607,099

Shares or Principal Amount		Value
Oil Companies - Integrated - 2.1%
4,930	Amerada Hess Corp.	$763,164
47,405	Exxon Mobil Corp.	2,974,664
5,465	Suncor Energy, Inc. (U.S. Shares)	437,856
		4,175,684
Optical Supplies - 1.2%
17,860	Alcon, Inc. (U.S. Shares)	2,284,651
Pharmacy Services - 1.8%
66,910	Caremark Rx, Inc.*	3,298,663
4,150	Medco Health Solutions, Inc.*	224,515
		3,523,178
Property and Casualty Insurance - 0.5%
19,212	W. R. Berkley Corp.#	949,073
Real Estate Management/Services - 0.5%
44,000	Mitsubishi Estate Company, Ltd.**	1,022,122
Reinsurance - 0.7%
472	Berkshire Hathaway, Inc. - Class B*	1,383,904
Retail - Apparel and Shoe - 0.9%
26,360	Industria de Diseno Textil S.A.**	905,530
22,775	Nordstrom, Inc.	950,173
		1,855,703
Retail - Building Products - 0.7%
22,725	Lowe's Companies, Inc.	1,444,174
Retail - Discount - 0.9%
31,050	Target Corp.	1,699,988
Retail - Office Supplies - 1.2%
96,655	Staples, Inc.	2,291,690
Savings/Loan/Thrifts - 0.3%
35,170	NewAlliance Bancshares, Inc.	512,075
Semiconductor Components/Integrated Circuits - 1.2%
4,760	Linear Technology Corp.	177,120
15,140	Marvell Technology Group, Ltd.*	1,035,879
28,835	Maxim Integrated Products, Inc.	1,183,388
		2,396,387
Semiconductor Equipment - 0.5%
51,725	Applied Materials, Inc.	985,361
Soap and Cleaning Preparations - 0.8%
49,493	Reckitt Benckiser PLC**	1,625,377
Steel - Producers - 0.4%
5,065	Tenaris S.A. (ADR)**,#	822,809
Telecommunication Equipment - Fiber Optics - 0.8%
63,280	Corning, Inc.*	1,540,868
Television - 0.2%
13,140	Univision Communications, Inc. - Class A*	418,378
Therapeutics - 1.2%
39,985	Gilead Sciences, Inc.*	2,433,887
Transportation - Railroad - 1.1%
15,940	Canadian National Railway Co. (U.S. Shares)	1,440,816
8,680	Union Pacific Corp.	767,833
		2,208,649
Transportation - Services - 1.9%
42,965	C.H. Robinson Worldwide, Inc.	1,738,364
27,260	United Parcel Service, Inc. - Class B	2,042,047
		3,780,411

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 7

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Transportation - Truck - 0.2%
14,845	J.B. Hunt Transport Services, Inc.#	$353,311
Web Portals/Internet Service Providers - 3.8%
4,585	Google, Inc. - Class A*	1,986,451
157,275	Yahoo!, Inc.*	5,400,824
		7,387,275
Wireless Equipment - 3.0%
38,130	Crown Castle International Corp.*	1,206,052
120,915	Nokia Oyj (ADR)**	2,222,418
51,365	QUALCOMM, Inc.	2,463,465
		5,891,935
Total Common Stock (cost $160,848,413)		201,759,714
Other Securities - 3.2%
6,334,969	State Street Navigator Securities Lending Prime Portfolio† (cost $6,334,969)	6,334,969
Time Deposit - 3.8%
$7,500,000	Wells Fargo Bank N.A. 4.48%, 2/1/06 (cost $7,500,000)	7,500,000
Total Investments (total cost $174,683,382) – 110.2%		215,594,683
Liabilities, net of Cash, Receivables and Other Assets – (10.2)%		(19,966,335)
Net Assets – 100%		$195,628,348

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,161,821	1.0%
Brazil	2,012,348	0.9%
Canada	4,936,712	2.3%
Finland	2,222,418	1.0%
Germany	4,566,299	2.1%
Israel	2,342,305	1.1%
Japan	6,034,330	2.8%
Luxembourg	822,809	0.4%
Mexico	1,925,415	0.9%
Netherlands	2,067,876	1.0%
Spain	905,530	0.4%
Switzerland	11,630,938	5.4%
United Kingdom	3,535,395	1.6%
United States††	170,430,487	79.1%
Total	$215,594,683	100.0%

††Includes Short-Term Securities and Other Securities (72.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 2/23/06	185,000	$329,099	$4,826
British Pound 5/11/06	840,000	1,494,928	(51,758)
British Pound 6/28/06	85,000	151,350	660
Euro 2/9/06	175,000	212,752	8,174
Euro 6/28/06	2,415,000	2,959,356	29,352
Japanese Yen 2/9/06	69,000,000	588,853	5,866
Total		$5,736,338	$(2,880)

See Notes to Schedules of Investments and Financial Statements.

8 Janus Adviser Series January 31, 2006

Janus Adviser Forty Fund (unaudited)

Fund Snapshot

This fund invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Scott Schoelzel

portfolio manager

Performance Overview

During the six months ended January 31, 2006, Janus Adviser Forty Fund's S Shares advanced 8.34%. By comparison, the Fund's primary benchmark, the Russell 1000® Growth Index, and the Fund's secondary benchmark, the S&P 500® Index, returned 3.91% and 4.68%, respectively.

Strong stock selection in the healthcare equipment and services sector, which was overweight relative to the primary benchmark, keyed the Fund's considerable outperformance during the period. A dramatically larger-than-the-Index stake in the energy sector also enhanced returns, along with effective stock picking in the pharmaceuticals and biotechnology space. Laggards in the media and household and personal products industries diminished gains.

Strategy in This Environment

A persistent rise in oil prices and interest rates cast a long shadow over the equity markets during the period, sparking concerns over the impact on consumers and the broader economy in the process. While we monitored developments on the macro front, most of our work remained focused on the progress of the individual companies in the Fund and their future prospects. Such emphasis underscores our commitment to optimizing returns, and I'm pleased to report that most of the investments in the Fund continued to perform quite well during the period.

Fund Composition

As of January 31, 2006, of total net assets, 87.4% were invested in equities, including a 10.9% stake in foreign stocks. Meanwhile, the Fund's 10 largest holdings accounted for 44.6% of its total net assets and cash holdings represented 12.6% of total net assets.

Healthcare, Biotechnology and Internet Investments Paid Off

As for specific investments, some of the Fund's largest and longest-held securities contributed most notably to performance. For example, health insurers Aetna and UnitedHealth Group made meaningfully positive contributions. Aetna has consistently exceeded earnings expectations and reaffirmed its growth projections into 2006. In addition to enhancing its relationships with doctors and hospitals, the company has worked effectively to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and informed as possible. During the period, we added to our position. UnitedHealth has enjoyed considerable success in building its membership rolls and moving into the Medicare arena – with a lift from the December completion of its acquisition of PacificCare Health Systems – although we opted to trim the Fund's stake.

Another outsized contributor to the Fund's performance was Celgene, a biotechnology company that focuses on the discovery, development and sale of drugs used in the treatment of various blood borne cancers and inflammatory diseases. Celgene's newest drug, Revlimid, was approved by the Food and Drug Administration in the last week of December 2005. As the few lingering regulatory issues have been ironed out, Celgene should be able to begin marketing Revlimid for the treatment of myelodysplastic syndrome (MDS). MDS, in plain English, is a "pre-leukemia" blood disorder. We also expect that Revlimid will be approved for the treatment of multiple myeloma, another "leukemia like" blood disorder, in the near future. Additionally, early data seem to

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Aetna, Inc.	7.0%	6.4%
UnitedHealth Group, Inc.	5.6%	10.1%
ConocoPhillips	5.3%	5.7%
Genentech, Inc.	5.0%	7.5%
eBay, Inc.	4.0%	3.9%
Occidental Petroleum Corp.	3.7%	2.7%
Wells Fargo & Co.	3.6%	3.4%
Celgene Corp.	3.5%	1.7%
Electronic Arts, Inc.	3.5%	4.5%
Apache Corp.	3.4%	3.3%

Janus Adviser Series January 31, 2006 9

Janus Adviser Forty Fund (unaudited)

indicate that Revlimid has significant promise in at least two other types of cancer – chronic lymphocytic leukemia and cutaneous T-cell Lymphoma. The total addressable market for Revlimid continues to grow and we believe Celgene is well positioned to capitalize on its discoveries. Finally, Celgene has a robust pipeline of drugs in the earlier stages development which are of keen interest to us as well – enough to prompt a significant increase in the size of our position.

Another leading performer, Internet search giant Google, has frankly surprised me with its success. When I met the management team during the company's pre-IPO roadshow, I came away with mixed feelings. The company was very tight-lipped about its technology, its business plans and the competitive environment. The impetus to finally invest in Google actually came as a result of a discussion with an employee at one of Google's competitors. It was during this conversation that I became convinced that both Yahoo! and Microsoft were far behind in their efforts to develop a truly competitive search product and that search, and more specifically paid search, was taking hold in mainstream corporate America at a much greater rate than was generally appreciated by the marketplace. After a subsequent visit to the Google offices, and a few more industry checks, I became convinced that the earnings power of the company was far greater than Wall Street envisioned. While we have certainly enjoyed some early success with this investment, which we added to during the period, the competitive dynamics in this industry can, and most likely will, change quickly. We will do our best to stay ahead of this technology curve.

Specialty Retailers Weighed on Returns

Of course, not every holding outperformed during the period. Our biggest setback came from XM Satellite Radio, which suffered from weak fourth-quarter growth in new automotive radio subscribers – primarily General Motors. Nonetheless, at the close of 2005, XM boasted 6 million subscribers, which is almost double that of rival Sirius Satellite Radio. We believe XM will remain a step ahead of Sirius given its edge in subscribers and automotive partners. In fact, XM has inked deals with all of the major Japanese car makers, starting in 2007. As a result, we've treated the decline in the company's stock price as a buying opportunity and padded our position.

Also detracting from performance was aftermarket auto parts retailer Advance Auto Parts, which slumped amid the broader market's downturn early in the period and struggled to rebound completely. Considering the company's track record of operational excellence and smart use of technology, we continue to believe in the company and, in fact, increased the Fund's exposure. As always, however, we are watching closely for any signs of adverse change in this very competitive marketplace.

Investment Strategy and Outlook

Going forward, I am increasingly optimistic about the future of the financial markets. I expect that the two primary headwinds we have been navigating over the past 18 months, namely higher interest rates and higher oil prices, will begin to abate. Specifically, sometime in the calendar year 2006, I expect the Federal Reserve, under its new leadership, to move toward a more neutral position on interest rates. I also expect that the year-over-year increases in the price of oil will begin to moderate, leading to a much more favorable environment for stocks, particularly growth stocks.

The Fund's six-month results are part of a longer-term improvement that has been increasingly gratifying and I appreciate every investor's continued commitment. There is certainly more work to be done, but we are proud of the progress we have made these past few years. The Fund's improved performance, its efficient operating metrics and the stewardship of the Fund, as well as the depth, breadth and experience of our research analysts are all, in my opinion, a cut above our peers. While no one knows what the future will hold, I am confident in our team, our experience and in our commitment to our investors.

Thank you for your investment and continued confidence in Janus Adviser Forty Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

10 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

Fiscal One Five	Since Year-to-Date	Year	Year	Inception*
Janus Adviser Forty Fund - A Shares
NAV	8.46%	23.56%	1.47%	13.38%
MOP	2.27%	16.44%	0.36%	12.67%
Janus Adviser Forty Fund - C Shares
NAV	8.07%	22.61%	0.92%	12.86%
LOAD	6.99%	21.38%
Janus Adviser Forty Fund - I Shares	2.95%	23.21%	1.47%	13.38%
Janus Adviser Forty Fund - R Shares	8.21%	22.94%	1.24%	13.17%
Janus Adviser Forty Fund - S Shares	8.34%	23.21%	1.47%	13.38%
Russell 1000® Growth Index	3.91%	10.81%	(4.53)%	4.59%
S&P 500® Index	4.68%	10.38%	0.37%	7.18%
Lipper Ranking - S Shares based on total returns for Large-Cap Growth Funds	N/A**	31/687	18/475	1/207

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive each reorganized Fund's total operating expenses to the levels indicated in the prospectus until at least December, 1 2006. Without such waivers total returns would have been lower.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers. Nondiversified funds may experience greater price volatility.

Returns have sustained significant gains due to market volatility in the healthcare sector.

*The predecessor fund's inception date - May 1, 1997

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 11

Janus Adviser Forty Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,083.40	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,080.70	$8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,083.40	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,083.40	$7.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,083.40	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the annualized expense ratio of 0.92% for A Shares, 1.67% for C Shares, 1.43% for R Shares and 1.17% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.68% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

12 Janus Adviser Series January 31, 2006

Janus Adviser Forty Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 87.4%
Agricultural Chemicals - 2.8%
190,590	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$17,151,194
246,734	Syngenta A.G.*	31,361,629
		48,512,823
Athletic Footwear - 1.8%
375,730	NIKE, Inc. - Class B	30,415,344
Casino Hotels - 3.3%
595,675	Harrah's Entertainment, Inc.#	43,841,680
261,940	Las Vegas Sands Corp.*,#	13,450,619
		57,292,299
Coal - 0.9%
152,685	Peabody Energy Corp.	15,193,684
Computers - 1.7%
445,590	Research In Motion, Ltd. (U.S. Shares)*	30,077,325
Cosmetics and Toiletries - 3.1%
907,310	Procter & Gamble Co.	53,739,971
E-Commerce/Services - 4.0%
1,580,370	eBay, Inc.*	68,113,947
Entertainment Software - 3.5%
1,114,690	Electronic Arts, Inc.*,#	60,839,780
Finance - Consumer Loans - 1.0%
295,355	SLM Corp.	16,528,066
Finance - Investment Bankers/Brokers - 2.2%
266,675	Goldman Sachs Group, Inc.	37,667,844
Medical - Biomedical and Genetic - 8.5%
858,205	Celgene Corp.*	61,061,286
996,135	Genentech, Inc.*	85,587,919
		146,649,205
Medical - HMO - 12.6%
1,238,075	Aetna, Inc.	119,845,660
1,625,010	UnitedHealth Group, Inc.	96,558,094
		216,403,754
Medical Instruments - 2.0%
619,880	Medtronic, Inc.	35,004,624
Oil Companies - Exploration and Production - 5.2%
772,420	Apache Corp.	58,340,883
372,128	EOG Resources, Inc.	31,459,701
		89,800,584
Oil Companies - Integrated - 15.4%
184,590	Amerada Hess Corp.	28,574,532
780,925	BP PLC (ADR)	56,468,687
1,420,980	ConocoPhillips	91,937,405
398,860	Exxon Mobil Corp.	25,028,465
651,265	Occidental Petroleum Corp.	63,635,103
		265,644,192
Oil Refining and Marketing - 1.5%
407,020	Valero Energy Corp.	25,410,259
Optical Supplies - 2.1%
286,010	Alcon, Inc. (U.S. Shares)	36,586,399
Radio - 2.0%
1,296,250	XM Satellite Radio Holdings, Inc. - Class A*,#	33,935,825
Reinsurance - 0%
18	Berkshire Hathaway, Inc. - Class B*	52,776

Shares or Principal Amount		Value
Retail - Auto Parts - 2.7%
1,068,312	Advance Auto Parts, Inc.*	$46,546,354
Retail - Building Products - 1.5%
404,980	Lowe's Companies, Inc.	25,736,479
Retail - Restaurants - 0.5%
291,415	Starbucks Corp.*	9,237,856
Soap and Cleaning Preparations - 0.9%
477,461	Reckitt Benckiser PLC	15,680,080
Super-Regional Banks - 3.6%
993,215	Wells Fargo & Co.	61,936,887
Web Portals/Internet Service Providers - 3.4%
79,090	Google, Inc. - Class A*	34,265,742
726,275	Yahoo!, Inc.*	24,940,284
		59,206,026
Wireless Equipment - 1.2%
434,270	QUALCOMM, Inc.	20,827,589
Total Common Stock (cost $1,043,817,226)		1,507,039,972
Other Securities - 0.9%
15,457,745	State Street Navigator Securities Lending Prime Portfolio† (cost $15,457,745)	15,457,745
Repurchase Agreement - 2.3%
$39,400,000	Cantor Fitzgerald & Co., 4.46% dated 1/31/06, maturing 2/1/06 to be repurchased at $39,404,881 collateralized by $92,246,276 in U.S. Government Agencies 1.63% - 7.50%, 12/15/13 - 10/15/35 with a value of $40,188,123 (cost $39,400,000)	39,400,000
Short-Term U.S. Government Agencies - 6.9%
	Fannie Mae:
25,000,000	4.13%, 2/8/06	24,979,924
30,000,000	4.25%, 3/13/06	29,858,333
30,000,000	4.25%, 3/14/06	29,854,792
10,000,000	4.34%, 4/17/06	9,912,500
25,000,000	4.35%, 4/24/06	24,750,000
Total Short-Term U.S. Government Agencies (cost $119,354,924)		119,355,549
Time Deposit - 5.0%
85,500,000	Wells Fargo Bank N.A. 4.48%, 2/1/06 (cost $85,500,000)	85,500,000
Total Investments (total cost $1,303,529,895) – 102.5%		1,766,753,266
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(43,828,464)
Net Assets – 100%		$1,722,924,802

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$47,228,519	2.7%
Switzerland	67,948,028	3.8%
United Kingdom	72,148,767	4.1%
United States††	1,579,427,952	89.4%
Total	$1,766,753,266	100.0%

††Includes Short-Term Securities and Other Securities (74.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 13

Janus Adviser Orion Fund (unaudited)

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

Performance Overview

During the six months ended January 31, 2006, Janus Adviser Orion Fund's S Shares advanced 12.00%, outperforming the Fund's benchmark, the Russell 3000® Growth Index, which gained 4.30%.

Helping the Fund to outperform the Index during the period was strong stock selection within the pharmaceutical and biotechnology sector. Another area of relative strength was diversified financials, a strong-performing sector in which the Fund held a considerably larger stake than the Index. Meanwhile, keeping our gains in check were select holdings in the software and services group, as these stocks declined during the period. The Fund's overweight position in the relatively weak consumer durables and apparel sector also detracted from our results.

The stock market managed moderate gains during the period, despite the Federal Reserve methodically raising interest rates and continued higher energy and commodity prices. These factors, in tandem with a strengthening dollar, threatened to negatively impact corporate earnings across several industries. As such, companies capable of delivering consistently strong earnings growth were generally rewarded by the market. We're pleased to say that a number of the companies we own in Janus Adviser Orion Fund were among the outperformers.

Top Gainers Included a Surgical Systems Developer and Iron Ore Supplier

One of the Fund's biggest contributors was Intuitive Surgical, the maker of minimally invasive robotic surgery tools known as the da Vinci Surgical System. Intuitive Surgical's strong stock performance was driven by accelerating placements of their machines. Placements are a critical driver of current revenues and future growth as more surgeons have exposure to operating rooms with da Vincis. Despite a relatively rich multiple on current earnings, we believe the market underestimates the full potential for current and future versions of the da Vinci Surgical System.

Another strong performer was Caemi Mineracao e Metalurgia, one of the only direct opportunities to invest in iron ore demand. Our research into companies within the steel and iron ore sector identified iron ore suppliers as an area with the potential for extraordinary long-term pricing power. We invested in Caemi as our analysis indicated that investors misunderstood the medium-term cash generation potential and longer-term competitive positioning of the company.

Chicago Mercantile Exchange was another top performer. This leading futures exchange's position, which I believe is the most cost-efficient pool of liquidity for offloading a variety of risks, created a strong barrier to competition. A competitive advantage is an important characteristic I look for when considering investments for the Fund. In early 2005, the stock had weakened on short-term pricing concerns driven by a mix shift in trading volumes that resulted in lower average revenues per trade. Later in the year, the company exercised some of its pricing power, and the mix of trades improved. I believe the Chicago Mercantile Exchange continues to have tremendous growth opportunities in businesses that leverage its already-dominant position in interest rate and stock index futures.

Top 10 Equity Holdings – (% of Net Assets)

January 31, 2006
Dade Behring Holdings, Inc.	7.3%
CapitalSource, Inc.	5.7%
IAC/InterActiveCorp	5.5%
Celgene Corp.	5.3%
National Financial Partners Corp.	5.0%
America Movil S.A. de C.V. - Series L (ADR)	3.6%
Roche Holding A.G.	3.2%
CoStar Group, Inc.	3.1%
Assurant, Inc.	3.1%
Chicago Mercantile Exchange Holdings, Inc.	3.1%

14 Janus Adviser Series January 31, 2006

(unaudited)

Hindering Results Were Select Pharmaceutical and Consumer Durables Names

One disappointment during the period was Taro Pharmaceuticals. This company focuses on generic ointments and creams, a business that has some very attractive characteristics because of the limited number of competitors who typically enter each product category. It also has superior product line breadth. Unfortunately, Taro's recent results suggest that the competitive dynamics in its businesses are similar to the cutthroat competition in the pill-based generics industry. Taro's disappointing results indicate that distributors have greater leverage over Taro than our industry analysis led us to believe. That said, we believe the stock price indicates a worst-case scenario for Taro's business and that there is greater fundamental franchise value that will likely be realized either by current management or an acquirer.

Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer, was a significant underperformer as the company experienced two consecutive disappointing quarters. The primary culprits were a slowing in consumer spending and higher raw material prices. The company doesn't seem to have a good handle on the causes of a slowdown in same-store sales of its mattresses, and other investors abandoned the stock. We still believe Tempur-Pedic is a differentiated brand capable of strong growth and industry-leading profit margins. We believe the stock price doesn't reflect the company's prospects, so we continue to hold the position, albeit with limited tolerance for continued excuses from management.

Investment Strategy and Outlook

Looking ahead, we will remain true to our strategy of buying what we believe to be great businesses at attractive prices. Continued mixed markets should present opportunities for our bottom-up research and stock picking to excel.

Thank you for your investment in Janus Adviser Orion Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Adviser Series January 31, 2006 15

Janus Adviser Orion Fund (unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2006

Since Inception*
Janus Adviser Orion Fund - A Shares
NAV	12.10%
MOP	5.66%
Janus Adviser Orion Fund - C Shares
NAV	11.70%
LOAD	10.58%
Janus Adviser Orion Fund - I Shares	7.48%
Janus Adviser Orion Fund - R Shares	11.90%
Janus Adviser Orion Fund - S Shares	12.00%
Russell 3000® Growth Index	4.30%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2006 without the effect of any fee and expense limitation or waivers.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

*The Fund's inception date - August 1, 2005

16 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,121.00	$8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,117.00	$12.33
Hypothetical (5% return before expenses)	$1,000.00	$1,013.56	$11.72
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,074.80	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,119.00	$11.00
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,120.00	$9.62
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15

*Expenses are equal to the annualized expense ratio of 1.56% for A Shares, 2.31% for C Shares, 2.06% for R Shares and 1.80% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.40% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2006 17

Janus Adviser Orion Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.5%
Beverages - Wine and Spirits - 2.7%
4,025	Davide Campari - Milano S.P.A.	$31,449
Broadcast Services and Programming - 0.7%
365	Liberty Global, Inc. - Class A*	7,811
Building - Residential and Commercial - 1.6%
535	Desarrolladora Homex S.A. (ADR)*	18,570
Cable Television - 1.3%
21	Jupiter Telecommunications Company, Ltd.*	15,557
Cellular Telecommunications - 3.6%
1,230	America Movil S.A. de C.V. - Series L (ADR)	41,488
Commercial Banks - 2.1%
1,000	Banco Nossa Caixa S.A.*	23,960
Commercial Services - 3.1%
735	CoStar Group, Inc.*	36,750
Computers - 1.9%
325	Research In Motion, Ltd. (U.S. Shares)*	21,938
Data Processing and Management - 1.0%
250	NAVTEQ Corp.*	11,227
Diagnostic Kits - 7.3%
2,180	Dade Behring Holdings, Inc.	85,303
Diversified Minerals - 2.9%
19,000	Caemi Mineracao e Metalurgica S.A.	34,100
E-Commerce/Products - 1.0%
500	Submarino S.A.*	11,731
E-Commerce/Services - 5.5%
2,220	IAC/InterActiveCorp*	64,424
Electronic Components - Semiconductors - 2.3%
1,240	MIPS Technologies, Inc.*	11,284
530	Texas Instruments, Inc.	15,492
		26,776
Electronic Measuring Instruments - 2.2%
640	Trimble Navigation, Ltd.*	25,613
Engineering - Research and Development Services - 2.5%
2,665	ABB, Ltd.*	28,975
Entertainment Software - 1.1%
295	UbiSoft Entertainment S.A.*	12,539
Finance - Other Services - 4.6%
85	Chicago Mercantile Exchange Holdings, Inc.	35,976
1,400	MarketAxess Holdings, Inc.*	18,060
		54,036
Home Furnishings - 1.8%
1,785	Tempur-Pedic International, Inc.*	20,813
Investment Management and Advisory Services - 5.0%
1,080	National Financial Partners Corp.	57,791
Medical - Biomedical and Genetic - 5.3%
870	Celgene Corp.*	61,901
Medical - Drugs - 3.2%
236	Roche Holding A.G.	37,289
Medical - Generic Drugs - 2.2%
605	Teva Pharmaceutical Industries, Ltd. (ADR)	25,791
Medical - HMO - 1.4%
268	UnitedHealth Group, Inc.	15,925

Shares or Principal Amount		Value
Medical Instruments - 2.5%
215	Intuitive Surgical, Inc.*	$29,595
Multi-Line Insurance - 3.1%
785	Assurant, Inc.	36,047
Oil Companies - Exploration and Production - 2.1%
285	EOG Resources, Inc.	24,094
Oil Companies - Integrated - 1.4%
105	Amerada Hess Corp.	16,254
Printing - Commercial - 1.6%
610	VistaPrint, Ltd.*	18,440
REIT - Mortgages - 5.7%
2,989	CapitalSource, Inc.*	65,638
Retail - Restaurants - 0.2%
50	Chipotle Mexican Grill, Inc. - Class A*	2,376
Steel - Producers - 1.0%
393	Companhia Siderurgica Nacional S.A. (ADR)*	11,397
Storage and Warehousing - 0.4%
95	Mobile Mini, Inc.*	4,723
Sugar - 1.0%
992	Bajaj Hindusthan, Ltd.	8,323
400	Bajaj Hindusthan, Ltd. (GDR) oo,§	3,248
		11,571
Telecommunication Equipment - 1.4%
560	Adtran, Inc.	16,425
Telecommunication Services - 0.9%
370	NeuStar, Inc. - Class A*	10,734
Therapeutics - 1.9%
335	United Therapeutics Corp.*	21,664
Transportation - Marine - 1.9%
410	Alexander & Baldwin, Inc.	21,554
Transportation - Railroad - 1.4%
300	All America Latina Logistica (GDR)	16,260
Transportation - Services - 2.3%
270	FedEx Corp.	27,311
Web Portals/Internet Service Providers - 2.7%
925	Yahoo!, Inc.*	31,765
Wireless Equipment - 0.7%
260	Crown Castle International Corp.*	8,224
Total Investments (total cost $1,014,526) – 98.5%		1,145,829
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		18,036
Net Assets – 100%		$1,163,865

See Notes to Schedules of Investments and Financial Statements.

18 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$18,440	1.6%
Brazil	97,448	8.5%
Canada	21,938	1.9%
France	12,539	1.1%
India	11,571	1.0%
Israel	25,791	2.3%
Italy	31,449	2.7%
Japan	15,557	1.4%
Mexico	60,058	5.2%
Switzerland	66,264	5.8%
United States	784,774	68.5%
Total	$1,145,829	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 19

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.

Jonathan Coleman

portfolio manager

"My goal isn't to be brilliant or flashy in individual races, just to be consistent over the long run." – Four time America's Cup winner Dennis Connor

In managing your Fund, I believe consistency of process is the best way to generate solid investment performance over the long run. While consistency of process may not lead to flashy performance in the near-term, I am hopeful it leads to long-term success. In my opinion, winning the long-term race in the investment world requires balancing risk and reward – seeking the reward by growing your investment when the market is favorable and being cognizant of the risk by attempting to limit losses of capital when the environment is less favorable.

I continue to look for the best balance of risk/reward in companies with exciting growth opportunities, but that also possess predictable revenue streams, expanding profit margins and a balance sheet appropriate to the business model. I also remain committed to finding growth stocks in a wide variety of industries rather than just focusing on a few, as well as constructing a Fund that is not overly concentrated in a few large holdings. Janus' strong team of analysts is an invaluable resource in these endeavors and I am greatly indebted to their hard work and subject expertise.

In past communications, I've written about the virtues of patience as exhibited by low portfolio turnover, or frequency of trading, for the Fund. This strategy seeks to result in lower trading costs to you as a shareholder and also in a lower tax burden over time. I am happy to report that your turnover rate remained consistent and, I believe, below average relative to other mid-cap growth funds. For the fiscal year ended July 31, 2005, the portfolio turnover rate in your Fund was 32%, and for the six-month period ended January 31, 2006, the turnover rate was 35%.

Performance Overview

Janus Adviser Mid Cap Growth Fund's S Shares returned 11.52% for the six months ended January 31, 2006. Meanwhile, the Fund's primary benchmark, the Russell Midcap® Growth Index, returned 10.38%, while its secondary benchmark, the S&P MidCap 400 Index, returned 9.04%. In general, mid-cap stocks continued to outperform those in the large-cap arena. While this will not continue indefinitely, mid-cap stocks continued to have many attributes which made them attractive, most notably their ability to grow earnings at attractive rates.

From a macro perspective, strong corporate earnings growth trumped the many concerns buffeting markets during the period. Rising raw materials prices, generally increasing interest rates and somewhat weaker consumer confidence are potential negatives which will bear watching in the coming months.

Now I'd like to discuss the Fund's results in greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection within the semiconductor sector contributed significantly to the Fund's performance, as did select holdings from the pharmaceuticals and biotechnology groups. While positive on an absolute basis, stocks in the energy and materials groups held back the Fund's performance due to poor stock selection relative to the benchmark.

Leading Gainers Included Biotechnology and Semiconductor Positions

Among the leaders, semiconductor chip manufacturer Advanced Micro Devices (AMD) was the Fund's biggest contributor. We were attracted to AMD initially when the company's new CEO indicated a willingness to divest its low return/high capital-intensity flash memory division. We believed that this step, completed in mid-December, would help more clearly illustrate to

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Celgene Corp.	3.3%	2.5%
EOG Resources, Inc.	3.3%	2.9%
Lamar Advertising Co.	2.8%	2.6%
Advanced Micro Devices, Inc.	2.6%	1.7%
T. Rowe Price Group, Inc.	2.2%	2.1%
Nextel Partners, Inc. - Class A	2.2%	2.8%
Kinder Morgan, Inc.	2.1%	2.2%
Dean Foods Co.	2.0%	1.8%
Marvell Technology Group, Ltd.	1.9%	1.5%
Terex Corp.	1.8%	1.4%

20 Janus Adviser Series January 31, 2006

(unaudited)

investors the underlying strength of its microprocessor business. Due to the strength of its 64-bit, dual core offering, AMD has recently taken market share from industry giant Intel and the stock performed well as a result.

Biotechnology concern Celgene was another exceptionally strong performer, as an advisory review panel gave a positive vote to the company's Revlimid treatment for the blood cancer myelodysplastic syndromes (MDS). The Food and Drug Administration approved the drug during the final week of December 2005. Janus' surveys of physicians indicate that market response to Revlimid could be decidedly positive over the coming months and years. A number of specialists indicated that the drug would be heavily utilized in the appropriate patient population. We have owned Celgene for several years, attracted to its significant development pipeline of new drugs such as Revlimid, its existing drug Thalomid, which generates profits for the company today, and its cash-rich balance sheet, which funds future drug development.

Select Consumer Staples and Chip Holdings Restrained Performance

The Fund's biggest detractor was private label food manufacturer Treehouse Foods, which has experienced rising input costs and some early missteps after its recent spinout from former parent Dean Foods. Notwithstanding these issues, we continue to believe in the company's long-term growth opportunities through both improved pricing and potential acquisitions, and maintained our position in the stock.

Semiconductor producer International Rectifier, which declined after posting disappointing revenue and earnings growth in two consecutive quarters, was another significant underperformer. We believe the company is transitioning from a low-margin commodity supplier to a more value-added, higher-margin model. The transition has clearly not been without its challenges, but we believe there are still a number of attractive elements to the company. It has expertise in fast-growing areas such as semiconductors used to control various functions in hybrid automobiles, and the company had over $900 million in cash on its balance sheet at the end of 2005, a portion of which it has elected to return to shareholders via a stock repurchase. While we are disappointed in the short-term performance, we believe the long-term investment thesis is largely unchanged and therefore maintained a position in the stock.

Summary

I would like to close by reiterating that I am an investor alongside you in the Fund's retail counterpart, Janus Enterprise Fund. I contribute a portion of every paycheck into Janus Enterprise Fund and have not sold a share since taking over its management in February 2002. I take my obligation of trust very seriously and work every day to support the confidence you have placed in me and in Janus.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Adviser Series January 31, 2006 21

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

Fiscal One Five Ten	Since Year-to-Date	Year	Year	Year	Inception*
Janus Adviser Mid Cap Growth Fund - A Shares
NAV	11.72%	22.11%	(4.44)%	7.52%	10.68%
MOP	5.31%	15.07%	(5.49)%	7.03%	10.45%
Janus Adviser Mid Cap Growth Fund - C Shares
NAV	11.29%	21.19%	(5.06)%	6.97%	10.11%
LOAD	10.18%	19.98%
Janus Adviser Mid Cap Growth Fund - I Shares	6.65%	21.81%	(4.44)%	7.52%	10.68%
Janus Adviser Mid Cap Growth Fund - R Shares	11.39%	21.45%	(4.72)%	7.30%	10.54%
Janus Adviser Mid Cap Growth Fund - S Shares	11.52%	21.81%	(4.44)%	7.52%	10.68%
Russell Midcap® Growth Index	10.38%	22.08%	1.43%	9.71%	10.70%
S&P MidCap 400 Index	9.04%	22.31%	9.37%	14.85%	14.51%
Lipper Ranking - S Shares based on total returns for Mid-Cap Growth Funds	N/A**	219/555	297/353	N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

22 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,117.20	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,112.90	$8.79
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,066.50	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,113.90	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,115.20	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the annualized expense ratio of 0.90% for A Shares, 1.65% for C Shares, 1.40% for R Shares and 1.15% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.66% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series January 31, 2006 23

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 96.9%
Advertising Sales - 2.8%
66,067	Lamar Advertising Co.*	$3,033,797
Agricultural Chemicals - 0.7%
8,140	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	732,519
Airlines - 1.0%
20,030	Ryanair Holdings PLC (ADR)*,#	1,096,442
Apparel Manufacturers - 0.9%
26,625	Coach, Inc.*	957,169
Applications Software - 0.5%
16,055	Citrix Systems, Inc.*	495,136
Audio and Video Products - 1.3%
12,295	Harman International Industries, Inc.	1,352,450
Batteries and Battery Systems - 0.4%
7,795	Energizer Holdings, Inc.*	421,787
Broadcast Services and Programming - 0.4%
30,520	CKX, Inc.*	384,247
Building - Mobile Home and Manufactured Homes - 1.8%
44,420	Thor Industries, Inc.#	1,894,513
Building - Residential and Commercial - 1.0%
1,415	NVR, Inc.*,#	1,123,864
Casino Services - 0.7%
25,190	Scientific Games Corp.- Class A*,#	807,340
Cellular Telecommunications - 2.2%
83,630	Nextel Partners, Inc. - Class A*	2,340,804
Coal - 0.5%
22,945	Alpha Natural Resources, Inc.*,#	539,896
Commercial Services - 1.4%
10,195	CoStar Group, Inc.*	509,750
24,477	Iron Mountain, Inc.*,#	1,020,201
		1,529,951
Commercial Services - Finance - 2.9%
29,150	Jackson Hewitt Tax Service, Inc.#	736,329
16,415	Moody's Corp.	1,039,398
36,107	Paychex, Inc.	1,312,489
		3,088,216
Computer Services - 1.0%
20,100	Ceridian Corp.*	496,068
25,945	IHS, Inc. - Class A*,#	629,426
		1,125,494
Computers - 1.0%
13,690	Apple Computer, Inc.*	1,033,732
Computers - Integrated Systems - 0.5%
13,595	NCR Corp.*	505,054
Containers - Metal and Glass - 3.2%
49,105	Ball Corp.	1,988,752
67,110	Owens-Illinois, Inc.*	1,475,748
		3,464,500
Data Processing and Management - 0.9%
20,555	NAVTEQ Corp.*	923,125
Dental Supplies and Equipment - 0.8%
24,435	Patterson Companies, Inc.*	843,741

Shares or Principal Amount		Value
Diagnostic Kits - 1.4%
39,070	Dade Behring Holdings, Inc.	$1,528,809
Distribution/Wholesale - 0.3%
38,500	Esprit Holdings, Ltd.	334,739
E-Commerce/Services - 1.1%
40,360	IAC/InterActiveCorp*	1,171,247
Electric Products - Miscellaneous - 0.9%
24,905	AMETEK, Inc.#	1,024,592
Electronic Components - Semiconductors - 4.1%
65,860	Advanced Micro Devices, Inc.*	2,756,899
41,770	ATI Technologies, Inc. (U.S. Shares)*,#	745,595
25,250	International Rectifier Corp.*	918,342
		4,420,836
Electronic Measuring Instruments - 0.6%
15,625	Trimble Navigation, Ltd.*	625,313
Entertainment Software - 1.6%
74,338	Activision, Inc.*	1,066,006
12,425	Electronic Arts, Inc.*	678,157
		1,744,163
Fiduciary Banks - 1.0%
10,760	Investors Financial Services Corp.#	505,074
11,535	Northern Trust Corp.	602,243
		1,107,317
Finance - Other Services - 1.2%
3,090	Chicago Mercantile Exchange Holdings, Inc.	1,307,843
Food - Canned - 0.6%
32,419	TreeHouse Foods, Inc.*	637,033
Food - Dairy Products - 2.0%
56,520	Dean Foods Co.*	2,143,804
Hotels and Motels - 0.7%
1,850	Four Seasons Hotels, Inc.	106,597
10,810	Starwood Hotels & Resorts Worldwide, Inc.	657,356
		763,953
Human Resources - 1.6%
28,765	Manpower, Inc.	1,548,420
8,365	Robert Half International, Inc.	305,573
		1,853,993
Industrial Automation and Robotics - 0.6%
10,385	Rockwell Automation, Inc.	686,137
Instruments - Scientific - 1.1%
18,126	Fisher Scientific International, Inc.*	1,212,086
Insurance Brokers - 0.4%
13,465	Willis Group Holdings, Ltd.	467,370
Investment Management and Advisory Services - 2.7%
10,025	National Financial Partners Corp.#	536,438
31,095	T. Rowe Price Group, Inc.	2,376,591
		2,913,029
Leisure and Recreation Products - 0.6%
16,545	Brunswick Corp.	621,927
Machinery - Construction and Mining - 1.8%
28,340	Terex Corp.*	1,997,970
Machinery - Pumps - 0.5%
14,050	Graco, Inc.	564,529

See Notes to Schedules of Investments and Financial Statements.

24 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 4.2%
50,750	Celgene Corp.*	$3,610,862
13,780	Invitrogen Corp.*,#	949,166
		4,560,028
Medical - Drugs - 1.1%
10,150	Forest Laboratories, Inc.*	469,742
1,865	Idenix Pharmaceuticals, Inc.*,#	42,429
6,182	Merck KGaA	647,241
		1,159,412
Medical - HMO - 1.6%
29,650	Coventry Health Care, Inc.*	1,766,251
Medical - Nursing Homes - 0.8%
20,950	Manor Care, Inc.#	819,145
Medical Instruments - 1.4%
3,620	Intuitive Surgical, Inc.*,#	498,293
21,235	St. Jude Medical, Inc.*	1,043,276
		1,541,569
Medical Products - 1.0%
17,310	Varian Medical Systems, Inc.*	1,042,235
Motion Pictures and Services - 0.5%
60,440	Lions Gate Entertainment Corp. (U.S. Shares)*	537,916
Multi-Line Insurance - 1.2%
27,750	Assurant, Inc.	1,274,280
Networking Products - 0.4%
22,950	Juniper Networks, Inc.*	416,084
Oil Companies - Exploration and Production - 4.4%
9,960	Chesapeake Energy Corp.	348,998
41,590	EOG Resources, Inc.	3,516,018
15,385	Murphy Oil Corp.#	876,945
		4,741,961
Optical Supplies - 0.7%
6,255	Alcon, Inc. (U.S. Shares)	800,140
Pipelines - 2.1%
23,450	Kinder Morgan, Inc.	2,257,063
Printing - Commercial - 0.5%
17,295	R.R. Donnelley & Sons Co.	563,817
Property and Casualty Insurance - 0.7%
14,700	W. R. Berkley Corp.	726,180
Publishing - Periodicals - 0.6%
45,725	Playboy Enterprises, Inc. - Class B*	683,132
Recreational Vehicles - 0.8%
16,830	Polaris Industries, Inc.#	918,077
Reinsurance - 1.3%
464	Berkshire Hathaway, Inc. - Class B*	1,360,448
REIT - Mortgages - 0.9%
46,087	CapitalSource, Inc.*,#	1,012,071
Respiratory Products - 0.8%
23,205	Respironics, Inc.*	836,076
Retail - Apparel and Shoe - 0.3%
7,870	Nordstrom, Inc.	328,336
Retail - Auto Parts - 0.7%
17,400	Advance Auto Parts, Inc.*	758,118

Shares or Principal Amount		Value
Retail - Office Supplies - 1.6%
16,870	Office Depot, Inc.*	$559,241
53,662	Staples, Inc.	1,272,326
		1,831,567
Retail - Restaurants - 0.2%
4,570	Chipotle Mexican Grill, Inc. - Class A*	217,166
Schools - 0.8%
10,182	Apollo Group, Inc. - Class A*	566,832
3,540	Strayer Education, Inc.#	313,502
		880,334
Semiconductor Components/Integrated Circuits - 2.6%
18,790	Linear Technology Corp.	699,176
30,425	Marvell Technology Group, Ltd.*	2,081,678
		2,780,854
Semiconductor Equipment - 1.3%
14,415	KLA-Tencor Corp.	749,291
22,845	Novellus Systems, Inc.*	647,656
		1,396,947
Telecommunication Equipment - 1.4%
15,510	Adtran, Inc.	454,908
22,075	Harris Corp.	1,024,943
		1,479,851
Telecommunication Services - 1.1%
37,655	Amdocs, Ltd. (U.S. Shares)*	1,212,491
Television - 0.9%
32,164	Univision Communications, Inc. - Class A*	1,024,102
Textile-Home Furnishings - 0.9%
11,125	Mohawk Industries, Inc.*,#	946,070
Therapeutics - 3.1%
20,725	Gilead Sciences, Inc.*	1,261,531
28,240	Neurocrine Biosciences, Inc.*	1,716,145
5,245	United Therapeutics Corp.*	339,194
		3,316,870
Toys - 0.9%
59,465	Marvel Entertainment, Inc.*,#	990,092
Transportation - Marine - 0.6%
12,985	Alexander & Baldwin, Inc.#	682,621
Transportation - Railroad - 1.1%
12,915	Canadian National Railway Co. (U.S. Shares)	1,167,387
Transportation - Services - 1.6%
22,400	C.H. Robinson Worldwide, Inc.	906,304
10,800	Expeditors International of Washington, Inc.	794,232
		1,700,536
Transportation - Truck - 0.7%
32,350	J.B. Hunt Transport Services, Inc.#	769,930
Wireless Equipment - 1.4%
46,480	Crown Castle International Corp.*	1,470,162
Total Common Stock (cost $63,898,561)		104,789,786
Other Securities - 10.3%
11,183,015	State Street Navigator Securities Lending Prime Portfolio† (cost $11,183,015)	11,183,015

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 25

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Time Deposit - 3.1%
$3,300,000	Wells Fargo Bank N.A. 4.48%, 2/1/06 (cost $3,300,000)	$3,300,000
Total Investments (total cost $78,381,576) – 110.3%		119,272,801
Liabilities, net of Cash, Receivables and Other Assets – (10.3)%		(11,185,270)
Net Assets – 100%		$108,087,531

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,883,787	2.4%
Canada	3,290,014	2.8%
Germany	647,241	0.5%
Ireland	1,096,442	0.9%
Switzerland	800,140	0.7%
United Kingdom	1,212,491	1.0%
United States††	109,342,686	91.7%
Total	$119,272,801	100.0%

††Includes Short-Term Securities and Other Securities (79.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

26 Janus Adviser Series January 31, 2006

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Ron Sachs

portfolio manager

Performance Overview

Janus Adviser Small-Mid Growth Fund's S Shares returned 17.90%, for the six-month period ended January 31, 2006, while the Fund's benchmark, the Russell 2500 GrowthTM Index, returned 9.84%.

The Fund's outperformance can be attributed in part to the strong returns posted by several well-chosen stocks within the retailing and media sectors. Meanwhile, the sector that detracted the most from Fund performance was the consumer durables and apparel group.

Top Contributors Included Financial, Medical Devices and Fiber Optics Companies

The Fund's top contributor during the period was Focus Media Holding, a Chinese advertising network company that operates an out-of-home advertising network using audiovisual flat-panel displays. Focus' displays are most commonly placed in high-traffic areas such as the elevators and lobbies of commercial office buildings, retail chain stores and airports. In January, the company's stock jumped to a new high after it announced a deal to buy out its biggest rival, Target Media Holdings. The deal should boost the size of Focus' commercial location network and improve its cost structure.

Strong performers also included Intuitive Surgical, the maker of minimally invasive robotic surgery tools known as the da Vinci Surgical System. Intuitive Surgical's strong stock performance was driven by accelerating placements of their machines. Placements are a critical driver of current revenues and future growth as more surgeons have access to operating rooms with da Vincis.

Ligand Pharmaceuticals also contributed to our gains. Ligand, a developer of small-molecule drugs that treat cancers and other diseases, gained ground on speculation that it will be acquired in 2006.

Detractors Included Select Consumer Staples and Technology Holdings

Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer and marketer was a significant underperformer. The company announced two consecutive quarters of disappointing financial results. Most recently, the primary culprits were a slowing in consumer spending and higher raw material prices. I do not think the company has a good handle on the causes of a slowdown in same-store sales of its mattresses and have limited tolerance for continued excuses from management, but believe their product and brand is differentiated and capable of generating strong profit margins and returns on capital.

Another underperformer during the period was Spectrum Brands, a diversified consumer products company with significant presence in the battery and specialty pet supplies businesses. This company disappointed as some recent acquisitions failed to deliver on expectations and raw materials costs compressed margins. I am disappointed by what I perceive as management's failure to accurately forecast these events and no longer hold the position.

Taro Pharmaceuticals was another weak performer. This company focuses on generic ointments and creams, a business that has some very attractive characteristics because of the limited number of competitors who typically enter each product category. It also has superior product line breadth. Unfortunately, Taro's recent results suggest that the competitive dynamics in its businesses are similar to the cutthroat competition in the pill-based generics industry. Taro's weak results indicate that distributors have greater leverage over Taro than our industry analysis led us to believe. We consequently sold the stock.

Top 10 Equity Holdings – (% of Net Assets)

January 31, 2006
Focus Media Holding, Ltd. (ADR)	4.0%
National Financial Partners Corp.	3.8%
VistaPrint, Ltd.	3.4%
CoStar Group, Inc.	3.2%
Trimble Navigation, Ltd.	3.2%
Dade Behring Holdings, Inc.	3.0%
Intuitive Surgical, Inc.	2.9%
All America Latina Logistica (GDR)	2.6%
MarketAxess Holdings, Inc.	2.6%
Neurocrine Biosciences, Inc.	2.5%

Janus Adviser Series January 31, 2006 27

Janus Adviser Small-Mid Growth Fund (unaudited)

Investment strategy and outlook

Despite the prognostication of many market observers, small- and mid-capitalization stocks continued to outperform their larger-capitalization counterparts. We are seeking many compelling investment opportunities in smaller-capitalization companies and look forward to reporting results.

In closing, I'd like to thank you for the opportunity to serve as your portfolio manager. Effective February 1, 2006, Blaine Rollins, a 16-year veteran of Janus and former portfolio manager of the flagship Janus Fund, will assume leadership of this Fund, allowing me to re-focus on the other portfolios I manage for Janus.

Thank you for your investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

28 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2006

Since Inception*
Janus Adviser Small-Mid Growth Fund - A Shares
NAV	18.00%
MOP	11.12%
Janus Adviser Small-Mid Growth Fund - C Shares
NAV	17.60%
LOAD	16.33%
Janus Adviser Small-Mid Growth Fund - I Shares	13.58%
Janus Adviser Small-Mid Growth Fund - R Shares	17.80%
Janus Adviser Small-Mid Growth Fund - S Shares	17.90%
Russell 2500TM Growth Index	9.84%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2006 without the effect of any fee and expense limitation or waivers.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and losses. As such, the Fund's returns and NAV may be subject to such volatility.

*The Fund's inception date - August 1, 2005

Janus Adviser Series January 31, 2006 29

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,180.00	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,176.00	$12.61
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,135.80	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,178.00	$11.25
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,179.00	$9.89
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15

*Expenses are equal to the annualized expense ratio of 1.57% for A Shares, 2.30% for C Shares, 2.05% for R Shares and 1.80% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.39% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

30 Janus Adviser Series January 31, 2006

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 104.5%
Advanced Materials/Products - 1.0%
640	Hexcel Corp.	$13,357
Advertising Sales - 4.0%
985	Focus Media Holding, Ltd. (ADR)*	53,770
Advertising Services - 1.0%
200	R.H. Donnelley Corp.*	13,124
Apparel Manufacturers - 1.9%
935	Quiksilver, Inc.*	13,108
325	Volcom, Inc.*	12,331
		25,439
Auction House - Art Dealer - 2.1%
630	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	28,319
Beverages - Wine and Spirits - 0.7%
1,174	Davide Campari - Milano S.P.A.	9,173
Building - Mobile Home and Manufactured Homes - 1.4%
430	Thor Industries, Inc.	18,340
Building - Residential and Commercial - 1.3%
500	Desarrolladora Homex S.A. (ADR)*	17,355
Cellular Telecommunications - 1.8%
300	Hikari Tsushin, Inc.	24,219
Commercial Services - 3.2%
860	CoStar Group, Inc.*	43,000
Commercial Services - Finance - 1.0%
410	Euronet Worldwide, Inc.*	13,231
Containers - Metal and Glass - 1.5%
900	Owens-Illinois, Inc.*	19,791
Diagnostic Equipment - 1.4%
620	Cytyc Corp.*	18,662
Diagnostic Kits - 3.0%
1,010	Dade Behring Holdings, Inc.	39,521
Diversified Operations - 1.3%
500	Bradespar S.A.*	16,930
E-Commerce/Products - 2.4%
470	Blue Nile, Inc.*	17,554
630	Submarino S.A.*	14,782
		32,336
E-Commerce/Services - 0.9%
2,070	HomeStore.com, Inc.*	12,503
Electronic Components - Semiconductors - 4.9%
9,628	ARM Holdings PLC	22,694
2,250	MIPS Technologies, Inc.*	20,475
314	Silicon-On-Insulator Technologies (SOITEC)*	7,769
405	SiRF Technology Holdings, Inc.*	13,644
		64,582
Electronic Measuring Instruments - 3.2%
1,055	Trimble Navigation, Ltd.*	42,221
Enterprise Software/Services - 0.9%
1,070	Omnicell, Inc.*	12,391
Entertainment Software - 2.9%
1,571	Activision, Inc.*	22,528
369	UbiSoft Entertainment S.A.*	15,685
		38,213

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 1.0%
1,000	Mitsubishi UFJ Securities Company, Ltd.	$13,836
Finance - Other Services - 3.6%
350	International Securities Exchange, Inc.*	13,003
2,710	MarketAxess Holdings, Inc.*	34,959
		47,962
Internet Content - Information/News - 1.4%
1,225	CNET Networks, Inc.*	18,400
Investment Management and Advisory Services - 3.8%
935	National Financial Partners Corp.	50,032
Machinery - Construction and Mining - 1.8%
350	Terex Corp.*	24,675
Medical - Biomedical and Genetic - 1.9%
355	Celgene Corp.*	25,258
Medical - Drugs - 2.5%
600	Cubist Pharmaceuticals, Inc.*	12,984
1,615	Ligand Pharmaceuticals, Inc. - Class B*	20,026
		33,010
Medical Instruments - 2.9%
280	Intuitive Surgical, Inc.*	38,542
Miscellaneous Manufacturing - 2.0%
885	American Railcar Industries, Inc.*	26,443
Oil Companies - Exploration and Production - 1.7%
761	Western Oil Sands, Inc. - Class A*	23,290
Printing - Commercial - 3.4%
1,500	VistaPrint, Ltd.*	45,345
Recreational Vehicles - 2.0%
485	Polaris Industries, Inc.	26,457
REIT - Mortgages - 3.6%
1,413	CapitalSource, Inc.*	31,029
650	Newcastle Investment Corp.	17,680
		48,709
Rental Auto/Equipment - 1.4%
820	H&E Equipment Services, Inc.	18,942
Respiratory Products - 0.1%
30	Respironics, Inc.*	1,081
Retail - Apparel and Shoe - 2.0%
435	Aeropostale, Inc.*	13,150
500	American Eagle Outfitters, Inc.	13,490
		26,640
Retail - Computer Equipment - 0.8%
252	GameStop Corp. - Class A*	10,158
Retail - Consumer Electronics - 1.0%
515	Circuit City Stores, Inc.	12,983
Retail - Petroleum Products - 1.0%
375	World Fuel Services Corp.	12,923
Semiconductor Components/Integrated Circuits - 1.0%
760	Cypress Semiconductor Corp.*	12,867
Sugar - 4.3%
2,928	Bajaj Hindusthan, Ltd.	24,565
800	Cosan S.A. Industria e Comercio*	32,278
		56,843
Telecommunication Services - 2.1%
950	NeuStar, Inc. - Class A*	27,560

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 31

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Therapeutics - 4.9%
535	Neurocrine Biosciences, Inc.*	$32,511
810	Nuvelo, Inc.	13,892
300	United Therapeutics Corp.*	19,400
		65,803
Transportation - Marine - 3.0%
315	Alexander & Baldwin, Inc.	16,560
1,865	Horizon Lines, Inc. - Class A*	23,405
		39,965
Transportation - Railroad - 2.6%
650	All America Latina Logistica (GDR)	35,230
Transportation - Truck - 1.9%
615	Landstar System, Inc.*	26,015
Web Hosting/Design - 2.3%
645	Equinix, Inc.*	30,270
Wireless Equipment - 2.7%
740	American Tower Corp. - Class A*	22,896
255	Crown Castle International Corp.*	8,066
415	EFJ, Inc.*	4,660
		35,622
Total Investments (total cost $1,214,517) – 104.5%		1,391,338
Liabilities, net of Cash, Receivables and Other Assets – (4.5)%		(60,254)
Net Assets – 100%		$1,331,084

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$45,345	3.3%
Brazil	99,220	7.1%
Canada	51,609	3.7%
Cayman Islands	53,770	3.9%
France	23,454	1.7%
India	24,565	1.8%
Italy	9,173	0.7%
Japan	38,055	2.7%
Mexico	17,355	1.2%
United Kingdom	22,694	1.6%
United States	1,006,098	72.3%
Total	$1,391,338	100.0%

See Notes to Schedules of Investments and Financial Statements.

32 Janus Adviser Series January 31, 2006

Janus Adviser Growth and Income Fund (unaudited)

Fund Snapshot

This more conservative growth fund combines historically consistent performers with higher-potential growth opportunities.

Minyoung Sohn

portfolio manager

First, a Few Words on Process

While past letters have focused primarily on stock successes and failures, I would like to take a step back in this letter to discuss how I pick stocks and build the Fund. I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. While this is what I seek from our team of research analysts, I have also made it clear what they can expect from me. I will be accessible. I will read research notes and review models. I will help analysts pitch their best ideas to other portfolio managers. I believe the formula for successful investing at Janus is the close collaboration among our talented research team and I intend to leverage that research as much as possible. At the end of the period, over 80% of the Fund's assets were held in stocks our own analysts rated as "buy" or "strong buy."

Portfolio Construction

From a portfolio construction point of view, I broadly think of the Fund as holding two buckets of stocks. The first bucket is comprised of the core holdings. What is a core holding? In my view, any company's primary business activity – whether it is Exxon Mobil, Procter & Gamble or Microsoft – can be boiled down to one of the following areas: manufacturing (how products and/or services are built); distribution (how products go to market); or research and development (how new products or services are developed). It is my belief that companies with sustainable competitive advantages in one or more of these areas will generate superior margins and returns on invested capital versus their peer groups, and that their stock prices should accordingly outperform over time. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might include a new management team, changes to the business portfolio – for example, selling underperforming business units, perhaps a decision triggered by new management – or changes to the way capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company. Advanced Micro Devices (AMD), the largest holding in the Fund, is a great example. AMD has long played second fiddle to Intel in the $40-plus billion microprocessor business. Our core thesis for owning AMD is the company's ability to capitalize on its window of opportunity created by the superior performance of its 64-bit architecture. In the past, AMD's success hinged on its consumer product offerings. However, sales were vulnerable to aggressive price competition from Intel, which could subsidize price cuts with the sizable profits from the lucrative server processor business, where it was unchallenged. We recognized nearly two years ago the emergence of a "new AMD" with an exciting new product architecture, which offered superior price, performance and power advantages compared to Intel's Xeon processors. With this break from its past, AMD is now able to lead with the promise of maintaining price integrity throughout its product lineup.

In early 2005, I believed AMD was on the verge of realigning its business portfolio by reducing its 60% stake in Spansion, the flash memory business. In recent quarters, NOR flash has been a difficult business, and the consolidation of Spansion's losses into AMD's financial statements have masked the strong operating trends in microprocessors. Also, the flash business requires significant capital investment to remain competitive. Recently, AMD was able to successfully spin off Spansion, and it should be able to transfer the capital investment burden to Spansion shareholders while also providing greater transparency into the profitability of its microprocessor business. I continue to believe that the stock holds significant upside potential.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Advanced Micro Devices, Inc.	6.6%	3.9%
Suncor Energy, Inc.	4.2%	3.3%
Exxon Mobil Corp.	3.6%	4.0%
General Electric Co.	3.5%	1.8%
UnitedHealth Group, Inc.	3.2%	3.4%
Microsoft Corp.	2.8%	3.1%
Samsung Electronics Company, Ltd. (GDR)	2.4%	2.1%
Procter & Gamble Co.	2.4%	2.8%
Roche Holding A.G.	2.4%	2.5%
EnCana Corp. (U.S. Shares)	2.3%	2.5%

Janus Adviser Series January 31, 2006 33

Janus Adviser Growth and Income Fund (unaudited)

Performance Review and Significant Contributors and Detractors

I am pleased to report that your Fund delivered strong results on both an absolute and relative basis. For the six months ended January 31, 2006, the Fund's S Shares returned 14.13% and exceeded both its primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, which returned 4.68% and 3.91%, respectively. AMD, Suncor Energy, Samsung Electronics, Hewlett Packard and EnCana were the largest positive contributors to performance. These five positions alone contributed almost half of the Fund's total positive return over the period. Compared to the five biggest performance detractors – Tyco, Treehouse Foods, PETsMART, General Electric and Marvel Entertainment – these five winning stocks gained more than what the detractors lost by over three to one. I view this as encouraging evidence that our best investment ideas were appropriately weighted near the top of the Fund. I am also constantly monitoring our worst performers to make sure that our investment thesis for owning each is intact, and continued to hold each of these positions, with the exception of Tyco, at period-end.

Revisiting a Weak Performer

At this time last year, our investment in Tyco International was the second largest positive contributor to the Fund. The company benefited from new leadership and generated strong cash flow through improving business results and greater capital investment discipline. During the most recent six-month period, however, Tyco was the single largest performance detractor. Despite the company's continued focus on the fundamentals, results have suffered from growth challenges and inconsistent working capital management. Although the stock's decline over the past six months was a relatively modest negative 14.51%, the large position size factored into the degree of underperformance in the Fund. The experience with Tyco taught us a couple of lessons. First, it is now evident that the management team harvested the low-hanging fruit but found it more difficult to grow the business after that. Second, I should have trimmed the large position more aggressively as the stock reached fair value in the mid-$30s instead of waiting to sell at a higher price target. While it is difficult to revisit past mistakes, it is an important discipline to follow in hopes that it will minimize the likelihood of making them again.

Industry Weightings and Portfolio Positioning

Three industry positions were significant positive contributors to performance over the past six months. Our holdings in semiconductors, energy and healthcare services drove over two-thirds of the Fund's total returns and an even greater percentage of the outperformance versus the S&P 500® Index. Looking ahead, the Fund's relative success (or failure) will be largely dependent on the following: (1) an overweight position in technology with a shift from semiconductors to enterprise software; (2) an overweight position versus the Index in energy; and (3) an underweight healthcare services position. Separately, I am also finding increasing value in very large-capitalization stocks – the so-called "mega-caps" – with improving fundamentals, such as Microsoft and Oracle Systems. Please note that this represents my best thinking at the end of the period January 31, 2006, and the Fund's holdings may change going forward.

As always, I promise you my utmost effort in the years ahead. Thank you for your continued investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

34 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Adviser Growth and Income Fund - A Shares NAV	14.26%	22.83%	2.53%	9.61%
MOP	7.72%	15.79%	1.37%	8.81%
Janus Adviser Growth and Income Fund - C Shares NAV	13.79%	21.88%	1.98%	9.13%
LOAD	12.67%	20.67%
Janus Adviser Growth and Income Fund - I Shares	9.04%	22.60%	2.53%	9.61%
Janus Adviser Growth and Income Fund - R Shares	14.02%	22.31%	2.32%	9.43%
Janus Adviser Growth and Income Fund - S Shares	14.13%	22.60%	2.53%	9.61%
S&P 500® Index	4.68%	10.38%	0.37%	3.29%
Russell 1000® Growth Index	3.91%	10.81%	(4.53)%	0.49%
Lipper Ranking - S Shares based on total returns for Large-Cap Core Funds	N/A**	21/886	49/617	1/396

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

* The predecessor fund's inception date - May 1, 1998

** The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 35

Janus Adviser Growth and Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,142.60	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,137.90	$9.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,090.40	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,140.20	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,141.30	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*Expenses are equal to the annualized expense ratio of 0.98% for A Shares, 1.84% for C Shares, 1.48% for R Shares and 1.21% for the S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.75% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

36 Janus Adviser Series January 31, 2006

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 88.1%
Advertising Sales - 0.9%
57,500	Lamar Advertising Co.*	$2,640,400
Aerospace and Defense - 1.5%
61,655	Boeing Co.	4,211,653
Applications Software - 2.8%
284,510	Microsoft Corp.	8,008,957
Audio and Video Products - 0.1%
1,305	Harman International Industries, Inc.#	143,550
Beverages - Non-Alcoholic - 1.8%
90,811	PepsiCo, Inc.	5,192,573
Building - Residential and Commercial - 0.5%
1,905	NVR, Inc.*,#	1,513,046
Cable Television - 0.8%
81,157	Comcast Corp. - Special Class A*	2,249,672
Casino Hotels - 1.0%
39,800	Harrah's Entertainment, Inc.	2,929,280
Computers - 2.2%
200,040	Hewlett-Packard Co.	6,237,247
Computers - Memory Devices - 0.4%
75,010	EMC Corp.*	1,005,134
Cosmetics and Toiletries - 2.4%
116,420	Procter & Gamble Co.	6,895,557
Dental Supplies and Equipment - 0.4%
130,770	Align Technology, Inc.*	1,069,699
Diversified Operations - 4.0%
305,277	General Electric Co.	9,997,822
965,000	Melco International Development, Ltd.	1,536,238
		11,534,060
Electric - Generation - 0.2%
38,015	AES Corp.*	647,776
Electronic Components - Semiconductors - 12.3%
455,140	Advanced Micro Devices, Inc.*	19,052,159
33,512	NVIDIA Corp.*	1,506,700
5,085	Samsung Electronics Company, Ltd.	3,900,793
18,021	Samsung Electronics Company, Ltd. (GDR)	6,902,043
83,105	Spansion, Inc. - Class A*,#	1,080,365
95,610	Texas Instruments, Inc.	2,794,680
		35,236,740
Enterprise Software/Services - 1.8%
405,510	Oracle Corp.*	5,097,261
Entertainment Software - 1.4%
76,065	Electronic Arts, Inc.*	4,151,628
Finance - Investment Bankers/Brokers - 3.9%
136,415	Citigroup, Inc.	6,354,211
121,335	JP Morgan Chase & Co.	4,823,066
		11,177,277
Finance - Mortgage Loan Banker - 2.2%
108,100	Fannie Mae	6,263,314
Food - Canned - 0.3%
46,713	TreeHouse Foods, Inc.*	917,910
Food - Dairy Products - 1.3%
97,345	Dean Foods Co.*	3,692,296
Hotels and Motels - 0.7%
34,800	Four Seasons Hotels, Inc.	2,005,176

Shares or Principal Amount		Value
Industrial Automation and Robotics - 1.3%
56,970	Rockwell Automation, Inc.	$3,764,008
Medical - Drugs - 4.7%
1,615	Eli Lilly and Co.	91,441
95,520	Pfizer, Inc.	2,452,954
43,389	Roche Holding A.G.**	6,855,627
43,422	Sanofi-Aventis**,#	3,981,080
		13,381,102
Medical - HMO - 5.2%
61,725	Aetna, Inc.	5,974,980
152,475	UnitedHealth Group, Inc.	9,060,064
		15,035,044
Networking Products - 1.2%
189,565	Cisco Systems, Inc.*	3,520,222
Oil - Field Services - 1.1%
41,405	Halliburton Co.	3,293,768
Oil Companies - Exploration and Production - 2.9%
22,785	Apache Corp.	1,720,951
133,824	EnCana Corp. (U.S. Shares)	6,672,465
		8,393,416
Oil Companies - Integrated - 10.7%
25,630	Amerada Hess Corp.	3,967,524
162,200	Exxon Mobil Corp.	10,178,050
91,724	Petro-Canada	4,389,513
150,439	Suncor Energy, Inc.	12,025,346
		30,560,433
Oil Refining and Marketing - 1.3%
57,500	Valero Energy Corp.	3,589,725
Pharmacy Services - 1.2%
68,630	Caremark Rx, Inc.*	3,383,459
Pipelines - 0.9%
25,195	Kinder Morgan, Inc.	2,425,019
Retail - Consumer Electronics - 0.6%
34,850	Best Buy Company, Inc.	1,765,501
Retail - Jewelry - 1.3%
95,395	Tiffany & Co.#	3,596,392
Retail - Pet Food and Supplies - 0.9%
104,530	PETsMART, Inc.	2,619,522
Semiconductor Components/Integrated Circuits - 1.9%
69,645	Linear Technology Corp.	2,591,490
70,141	Maxim Integrated Products, Inc.	2,878,587
		5,470,077
Shipbuilding - 0.8%
95,130	Daewoo Shipbuilding & Marine Engineering Company, Ltd.*	2,342,132
Super-Regional Banks - 1.2%
111,682	U.S. Bancorp	3,340,409
Television - 1.5%
485,994	British Sky Broadcasting Group PLC	4,201,901
Therapeutics - 1.1%
59,750	MGI Pharma, Inc.*,#	996,033
34,665	Neurocrine Biosciences, Inc.*	2,106,592
		3,102,625
Tobacco - 0.9%
36,235	Altria Group, Inc.	2,621,240

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 37

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Toys - 0.9%
161,495	Marvel Entertainment, Inc.*,#	$2,688,892
Transportation - Railroad - 1.1%
35,725	Canadian National Railway Co. (U.S. Shares)	3,229,183
Web Portals/Internet Service Providers - 1.7%
143,755	Yahoo!, Inc.*	4,936,547
Wireless Equipment - 0.8%
128,690	Nokia Oyj (ADR)**	2,365,322
Total Common Stock (cost $185,067,125)		252,446,145
Preferred Stock - 11.3%
Electronic Components - Semiconductors - 1.0%
4,710	Samsung Electronics Company, Ltd.	2,763,552
Finance - Investment Bankers/Brokers - 8.7%
	Goldman Sachs Group, Inc.:
15,735	convertible, (Amerada Hess Corp.), 8.50%ß	2,199,013
13,655	convertible, (Amerada Hess Corp.), 19.45%ß	2,038,814
25,900	convertible, (Apple Computer, Inc.), 25.8%ß	1,961,951
14,765	convertible, (Big Sky Transportation), 9.00%ß	1,716,579
7,370	convertible, (Big Sky Transportation), 9.65%ß	855,856
	Lehman Brothers Holdings, Inc.:
104,629	convertible, (Corning, Inc.), 24.25%ß	1,953,423
25,915	convertible, (SanDisk Corp.), 28.20%ß	1,860,179
13,555	convertible, (Whole Foods Market, Inc.) 18.55%ß	2,015,561
	Merrill Lynch & Company, Inc.:
23,460	convertible, (EnCana Corp. - U.S. Shares) 20.00% (144A)§	1,145,786
39,315	convertible, (Valero Energy Corp.) 16.55% (144A)§	2,407,256
18,715	convertible, (Valero Energy Corp.) 19.04% (144A)§	2,018,600
	Morgan Stanley Co.:
95,250	convertible, (Juniper Networks, Inc.) 13.00%ß	1,839,278
19,091	convertible, (Neurocrine Biosciences, Inc.) 7.25%ß	1,008,578
133,720	convertible, (Sirius Satellite Radio, Inc.) 14.00% (144A)§	873,192
192,145	convertible, (Sirius Satellite Radio, Inc.) 14.00% (144A)§	1,170,163
		25,064,229
Multi-Line Insurance - 0.4%
55,850	XL Capital, Ltd., convertible, 6.50%#	1,243,780
Oil Companies - Integrated - 1.2%
26,750	Amerada Hess Corp., convertible, 7.00%	3,486,862
Total Preferred Stock (cost $29,116,029)		32,558,423
Other Securities - 2.6%
7,467,238	State Street Navigator Securities Lending Prime Portfolio† (cost $7,467,238)	7,467,238

Shares or Principal Amount		Value
Repurchase Agreement - 0.4%
$1,100,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $1,100,139 collateralized by $9,831,984 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $1,122,001 (cost $1,100,000)	$1,100,000
Total Investments (total cost $222,750,392) – 102.4%		293,571,806
Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(6,959,415)
Net Assets – 100%		$286,612,391

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$28,321,683	9.7%
Cayman Islands	1,243,780	0.4%
Finland	2,365,322	0.8%
France	3,981,080	1.4%
Hong Kong	1,536,238	0.5%
South Korea	15,908,520	5.4%
Switzerland	6,855,627	2.3%
United Kingdom	4,201,901	1.4%
United States††	229,157,655	78.1%
Total	$293,571,806	100.0%

††Includes Short-Term Securities and Other Securities (75.1% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 5/11/06	200,000	$244,401	$(6,482)
Euro 6/28/06	1,175,000	1,439,852	14,281
Swiss Franc 2/23/06	1,325,000	1,038,891	33,984
Swiss Franc 6/28/06	1,060,000	841,700	9,569
Total		$3,564,844	$51,352

See Notes to Schedules of Investments and Financial Statements.

38 Janus Adviser Series January 31, 2006

Janus Adviser Core Equity Fund (unaudited)

Fund Snapshot

This core holding looks for companies that can deliver above-market returns with below-market risk.

Minyoung Sohn

portfolio manager

Performance Overview

It has been a great honor to step in for Karen Reidy, the Fund's previous portfolio manager, and serve you as the portfolio manager of Janus Adviser Core Equity Fund. Your Fund boasts an outstanding track record in its Lipper Large-Cap Core category across all time periods (as of January 31, 2006, based on total returns).

Lipper Quartile Rank	One Year	Three Years	Five Years	Since Inception
S Shares Since Inception (5/97)	1st (9 out of 886)	1st (13 out of 763)	1st (13 out of 617)	1st (1 out of 328)

  Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Investment Strategy

It is natural to wonder how the Fund will be different going forward, but I would like to emphasize what will be the same in the pursuit of top-quartile returns in a relatively conservative growth strategy. Karen has been one of my most important mentors throughout my time at Janus. As such, we share an investment philosophy rooted in rigorous research with particular focus on balance sheet and cash flow analysis. From a portfolio construction perspective, there will also be notable similarities – the Fund will generally continue to hold 50 to 80 stocks and the top 20 holdings will likely stay at similar concentration levels (approximately 50% of total assets). Most importantly, the Fund will continue to own what I believe are the best investment ideas uncovered by our talented research team. Approximately 85% of the assets are held in stocks our analysts rated as "buy" or "strong buy" as of January 31, 2006.

Roche – an Excellent Example of our Research Process

Swiss pharmaceutical company Roche was a contributor for the period, gaining over 15% over the past six months. Roche is a rare bright spot in a pharmaceutical industry battered by product recalls, patent expirations and generic challenges. Roche owns 56% of Genentech, which I believe is the preeminent biotechnology company in the world. In partnership with Genentech, Roche is assembling an unrivaled portfolio of highly profitable cancer drugs. Over the past year, Roche and Genentech have enjoyed an unprecedented flurry of approvals for treatment in breast cancer, lung cancer and age-related macular degeneration (AMD or blindness) with prospects for additional cancer-fighting indications. Despite the strong performance of the stock, I believe the market is still not recognizing the fundamental value of Roche as a standalone drug company.

As an aside, I would like to highlight our research on Roche as an example of digging deep and how it may benefit Fund shareholders. When Genentech first released phase III trial data for the use of Avastin in the treatment of colorectal cancer, our analyst, Andy Acker, quickly realized that this mechanism (cutting off blood supply to cancer cells) could be applied to other types of cancers. His next research steps included reading research abstracts and having numerous conversations with members of the medical community, including spending weekends at medical conferences to confirm this hypothesis. This year of rigorous fieldwork was only the beginning. He then incorporated these findings into new upside scenarios in the financial analysis for Genentech. The key to understanding the value of Roche is to factor in Roche's majority ownership of Genentech. Andy painstakingly pored through each company's financial statements to pull Genentech's numbers out of Roche's consolidated

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Advanced Micro Devices, Inc.	6.6%	3.5%
Merrill Lynch & Company, Inc.	3.7%	3.6%
Microsoft Corp.	3.6%	3.0%
General Electric Co.	3.5%	3.3%
Aetna, Inc.	3.4%	3.4%
Exxon Mobil Corp.	3.3%	3.9%
Amerada Hess Corp.	3.1%	3.0%
Suncor Energy, Inc.	3.0%	2.3%
JP Morgan Chase & Co.	3.0%	2.8%
Roche Holding A.G.	2.9%	3.0%

Janus Adviser Series January 31, 2006 39

Janus Adviser Core Equity Fund (unaudited)

results so that we could analyze the performance and valuation of Roche as a standalone company. We discovered that Roche traded at a discount to its pharmaceutical peers despite having much better growth prospects due its attractive drug portfolio. As a result of this work, we invested with conviction by making Roche a large position, and it has paid off.1

Energy was a Strong Contributor

The Fund's large energy holdings were a major positive contributor this period and I believe will also play a deciding factor in performance ahead. Energy stocks have clearly benefited from steadily rising oil prices, and I still see opportunity. I think there is additional upside potential in our holdings once the market begins to believe and discount the persistency of higher oil prices. Here are some numbers to help frame our macro analysis of supply and demand in the years ahead. Today, world oil demand is approximately 85 million barrels per day against a total supply base of approximately 86 million barrels. It is important to note a critical difference between today's oil market tightness and the one last experienced during the first Gulf War – OPEC's spare capacity has diminished from over 10 million to less than two million barrels of production per day. This tightness is likely to persist and possibly get tighter due to rapid economic growth in emerging markets. China today consumes less than one barrel per person per year. To put this figure in perspective, America consumes approximately 25 barrels of oil per person. As China (might as well throw India into this mix as well) continues its rapid economic ascension, I believe its voracious appetite for oil will continue to eat away and pressure OPEC's limited spare production capacity. In the near-term, we expect oil prices to remain volatile, while remaining above $40 per barrel. Therefore, I have kept the Fund's large sector bet on energy due to my bullish outlook for long-term oil prices through holdings including Exxon Mobil, Suncor Energy, Amerada Hess, Apache and EnCana.2

Outlook and Closing Comments

Despite the results over the past six-month period, I would caution you from expecting the same level of outperformance versus the Fund's primary benchmark, the S&P 500® Index, in the future. I am privileged to have the support of an outstanding research team and I remain committed to the classic Janus approach of combining deep grassroots research and rigorous financial analysis. Looking forward, the following industry positions are likely to be the primary drivers of success (or failure) within the Fund: overweight positions versus the Index in energy, technology and biotechnology. Please note that this represents my best thinking at the end of the period January 31, 2006, and the Fund's holdings may change going forward.

As always, I promise you my utmost effort in the years ahead. In addition, a substantial portion of my worth is invested here at Janus in the retail version of this Fund, Janus Core Equity Fund, and in Janus Growth and Income Fund, which are both under my charge. I continue to contribute to both funds every month.

Thank you for your continued investment.

1 Andy Acker is our analyst on Roche and Genentech.

2 Geoff Jay is our energy analyst. He has done a terrific job analyzing the commodity markets and identifying those companies the Fund owns.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

40 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Adviser Core Equity Fund - A Shares NAV	16.23%	28.22%	4.22%	13.99%
MOP	9.57%	20.86%	3.06%	13.26%
Janus Adviser Core Equity Fund - C Shares NAV	15.85%	27.28%	3.64%	13.32%
LOAD	14.80%	26.13%
Janus Adviser Core Equity Fund - I Shares	9.21%	27.88%	4.22%	13.99%
Janus Adviser Core Equity Fund - R Shares	16.00%	27.59%	4.05%	13.89%
Janus Adviser Core Equity Fund - S Shares	16.10%	27.88%	4.22%	13.99%
S&P 500® Index	4.68%	10.38%	0.37%	7.18%
Lipper Ranking - S Shares based on total returns for Large-Cap Core Funds	N/A**	9/886	13/617	1/328

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - May 1, 1997

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 41

Janus Adviser Core Equity Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,162.30	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,158.50	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,092.10	$1.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,160.00	$7.89
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,161.00	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*Expenses are equal to the annualized expense ratio of 0.96% for A Shares, 1.71% for C Shares, 1.45% for R Shares and 1.21% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.71% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

42 Janus Adviser Series January 31, 2006

Janus Adviser Core Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.6%
Aerospace and Defense - 3.6%
16,295	Boeing Co.	$1,113,111
14,615	Lockheed Martin Corp.	988,705
		2,101,816
Applications Software - 3.6%
75,295	Microsoft Corp.	2,119,554
Audio and Video Products - 0%
195	Harman International Industries, Inc.	21,450
Beverages - Non-Alcoholic - 1.3%
13,510	PepsiCo, Inc.	772,502
Casino Hotels - 2.1%
16,745	Harrah's Entertainment, Inc.	1,232,432
Cosmetics and Toiletries - 2.4%
23,475	Procter & Gamble Co.	1,390,424
Diversified Operations - 3.5%
62,524	General Electric Co.	2,047,661
E-Commerce/Services - 1.6%
36,170	Expedia, Inc.*	941,143
Electronic Components - Semiconductors - 9.9%
92,945	Advanced Micro Devices, Inc.*	3,890,677
1,058	Samsung Electronics Company, Ltd.	811,610
37,250	Texas Instruments, Inc.	1,088,818
		5,791,105
Electronic Forms - 1.2%
18,100	Adobe Systems, Inc.*	718,932
Enterprise Software/Services - 3.3%
101,305	Oracle Corp.*	1,273,403
12,480	SAP A.G. (ADR)**	641,098
		1,914,501
Entertainment Software - 0.8%
8,350	Electronic Arts, Inc.*	455,743
Finance - Investment Bankers/Brokers - 9.3%
33,301	Citigroup, Inc.	1,551,161
43,870	JP Morgan Chase & Co.	1,743,833
28,680	Merrill Lynch & Company, Inc.	2,153,007
		5,448,001
Finance - Mortgage Loan Banker - 1.9%
18,990	Fannie Mae	1,100,281
Food - Canned - 0.4%
13,450	TreeHouse Foods, Inc.*	264,293
Food - Dairy Products - 1.4%
21,695	Dean Foods Co.*	822,891
Food - Retail - 1.0%
8,040	Whole Foods Market, Inc.	593,915
Hotels and Motels - 0.4%
4,345	Four Seasons Hotels, Inc.	250,359
Medical - Biomedical and Genetic - 2.1%
17,065	Celgene Corp.*	1,214,175

Shares or Principal Amount		Value
Medical - Drugs - 8.1%
445	Eli Lilly and Co.	$25,196
5,600	Forest Laboratories, Inc.*	259,168
44,965	Merck & Company, Inc.	1,551,293
30,515	Pfizer, Inc.	783,625
10,576	Roche Holding A.G.	1,671,048
5,040	Sanofi-Aventis**	462,085
		4,752,415
Medical - HMO - 4.5%
20,430	Aetna, Inc.	1,977,624
10,875	Coventry Health Care, Inc.*	647,824
		2,625,448
Networking Products - 0.6%
19,695	Cisco Systems, Inc.*	365,736
Oil - Field Services - 1.2%
8,520	Halliburton Co.	677,766
Oil Companies - Exploration and Production - 2.5%
11,445	Apache Corp.	864,441
12,015	EnCana Corp. (U.S. Shares)	599,068
		1,463,509
Oil Companies - Integrated - 9.4%
12,090	Amerada Hess Corp.	1,871,532
30,945	Exxon Mobil Corp.	1,941,798
22,023	Suncor Energy, Inc.	1,760,409
		5,573,739
Oil Refining and Marketing - 2.0%
18,553	Valero Energy Corp.	1,158,264
Reinsurance - 1.0%
195	Berkshire Hathaway, Inc. - Class B*	571,740
Retail - Consumer Electronics - 0.6%
7,240	Best Buy Company, Inc.	366,778
Retail - Discount - 0.4%
4,285	Target Corp.	234,604
Retail - Jewelry - 1.5%
22,865	Tiffany & Co.	862,011
Retail - Regional Department Stores - 1.8%
16,240	Federated Department Stores, Inc.	1,082,071
Semiconductor Components/Integrated Circuits - 1.3%
6,537	Linear Technology Corp.	243,242
12,559	Maxim Integrated Products, Inc.	515,421
		758,663
Telecommunication Equipment - Fiber Optics - 1.0%
23,430	Corning, Inc.*	570,521
Therapeutics - 2.1%
6,115	Gilead Sciences, Inc.*	372,220
24,125	MGI Pharma, Inc.*	402,164
7,770	Neurocrine Biosciences, Inc.*	472,183
		1,246,567
Transportation - Railroad - 4.4%
14,475	Canadian National Railway Co. (U.S. Shares)	1,308,396
14,590	Union Pacific Corp.	1,290,631
		2,599,027
Transportation - Services - 0.5%
3,195	FedEx Corp.	323,174

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 43

Janus Adviser Core Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 2.4%
41,580	Yahoo!, Inc.*	$1,427,857
Wireless Equipment - 0.5%
15,310	Nokia Oyj (ADR)**	281,398
Total Common Stock (cost $43,013,367)		56,142,466
Corporate Bonds - 0%
Brewery - 0%
$5,000	Anheuser-Busch Companies, Inc., 6.00% senior notes, due 4/15/11 (cost $4,982)	5,206
Preferred Stock - 1.0%
Electronic Components - Semiconductors - 1.0%
950	Samsung Electronics Company, Ltd. (cost $340,516)	557,404
Repurchase Agreement - 0.9%
$500,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $500,063 collateralized by $4,469,084 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $510,001 (cost $500,000)	500,000
Total Investments (total cost $43,858,865) – 97.5%		57,205,076
Cash, Receivables and Other Assets, net of Liabilities – 2.5%		1,467,960
Net Assets – 100%		$58,673,036

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$3,918,232	6.8%
Finland	281,398	0.5%
France	462,085	0.8%
Germany	641,098	1.1%
South Korea	1,369,014	2.4%
Switzerland	1,671,048	2.9%
United States††	48,862,201	85.5%
Total	$57,205,076	100.0%

††Includes Short-Term Securities (84.5% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/11/06	45,000	$80,085	$(2,773)
British Pound 6/28/06	115,000	204,768	893
Euro 6/28/06	450,000	551,433	5,469
Total		$836,286	$3,589

See Notes to Schedules of Investments and Financial Statements.

44 Janus Adviser Series January 31, 2006

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot

The fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Overview

During the six months ended January 31, 2006, Janus Adviser Contrarian Fund's S Shares advanced 13.09%. By comparison, the Fund's benchmark, the S&P 500® Index, gained 4.58%.

The Fund's significant outperformance is due in large part to its exposure to the semiconductor space. Our modestly overweight position in this sector contributed positively to returns. Stocks from the capital goods and banking industries also contributed positively to the Fund's results. Meanwhile, an overweight position in the media sector, an area of weakness in the market, moderated our gains. Select holdings in the utilities group also weighed on performance.

Strategy in This Environment

U.S. equity markets were somewhat volatile during the period. The Federal Reserve's ongoing campaign to raise interest rates, heightened violence in Iraq and widening government deficits were a handful of the factors that kept investors wary. At the same time, consumer confidence appeared to waver after a remarkable rebound following Hurricanes Katrina, Rita and Wilma, which inflicted significant damage in the southeast U.S. Volatile energy prices further dampened enthusiasm, although employment numbers remained encouraging.

Many foreign markets advanced considerably during the period, and therefore the Fund's exposure to carefully chosen companies in Japan and India worked to our advantage. Early in 2005 we invested in some overlooked Japanese banks, as we believed their valuations did not reflect the potential for them to expand their profit margins in the event that interest rates increased modestly. This thesis proved sound throughout the year, and we were rewarded with strong performance from the group.

Our Indian holdings, which represent approximately 12.3% of the investments in the Fund, also contributed to our results. Shareholders should be aware that investments in emerging markets like India can be volatile; however, our team has made efforts to choose names whose downside risk appears minimal relative to their upside potential.

Fund Composition

As of January 31, 2006, 38.7% of the Fund's total net assets were invested in foreign companies, including a 20.1% share in emerging markets. Domestic equity holdings represented 60.2% of total net assets and 1.1% was held in cash. The Fund's top 10 equity holdings as of January 31, 2006 accounted for 31.8% of its total net assets.

Technology and Financial Stocks Aided Returns

The Fund's largest positive contributor during the period was Advanced Micro Devices (AMD). We have long seen the value in AMD, which originally attracted us because the company appeared to be positioned to gain market share in the server industry. This theory has been borne out recently, as AMD's quality product and attractive price point have garnered increased sales volumes. In fact, AMD's expanding client list is helping it outgrow its "niche player" status and assume a larger presence in the technology industry. The company's improved stature has also translated into improved revenue and earnings levels and it continued to be one of our larger holdings, even with a small reduction during the period.

Top 10 Equity Holdings – (% of Net Assets)

January 31, 2006
Advanced Micro Devices, Inc.	4.9%
Ceridian Corp.	4.7%
ICICI Bank, Ltd. (ADR)	3.4%
SK Corp.	3.0%
Kinder Morgan Management LLC	3.0%
E*TRADE Financial Corp.	2.8%
Reliance Industries, Ltd. (GDR)	2.7%
Masco Corp.	2.5%
Capitaland, Ltd.	2.5%
JP Morgan Chase & Co.	2.3%

Janus Adviser Series January 31, 2006 45

Janus Adviser Contrarian Fund (unaudited)

Apple Computer once again distinguished itself during the period. As a result of outstanding iPod and computer sales, the company reported exceptional revenues and profits for 2005. While we were pleased to see these results and the expansion of the iPod capabilities to include video playback features, we believe its valuation has become less attractive, and therefore we continued to trim our position and take profits throughout the period.

Within the consolidating financial services arena, E*TRADE Financial, a leading online brokerage, gained ground. During the period, E*TRADE announced two acquisitions: Harrisdirect from BMO Financial Group and BrownCo from JPMorgan Chase & Co. (also a Fund holding). Believing these moves will boost E*TRADE's customer accounts with little incremental cost and potentially strengthen the company's position in the discount brokerage business, the market reacted favorably to the developments. We took advantage of the rally to trim the position.

Utilities, Media and Retail Stocks Detracted From Performance

Hindering results was Reliant Energy. Before the company corrected significantly in 2005, I had already sold approximately 35% of the position because I decided it was approaching what I believed to be fair value. Following a severe correction, I actually repurchased much of the position due to the fact that I decided the valuation had once again become very attractively valued.

In the media sector, companies that focus on distribution, including EchoStar Communications and Liberty Global, retreated during the period, as investors seemed to be questioning the impact of increased competition in media distribution. We, too, adopted a cautionary stance on EchoStar and reduced the Fund's exposure. While the company continues to generate excellent cash flows, the difficult environment for media distribution in the U.S. is making it harder for the company to execute. For this reason, I am no longer comfortable with the magnitude of the stock's upside potential, which caused the expected risk/reward profile to become less favorable. Because I believe that position size should be a reflection of expected risk adjusted return, a reduction in that expectation necessitated a reduction in the position size. Conditions appear different at Liberty Global, where we modestly boosted our stake. Essentially, we believe that European and Japanese systems operate very differently than in the United States. It could take time, therefore, for a company like Liberty Global, which serves some international markets with only five channels, to face the type of pricing pressure that we're seeing domestically.

Concerns over the health of consumer spending weighed on much of the consumer discretionary sector. One holding caught up in the resulting pullback was Fred's, a discount retailer that caters to consumers with modest incomes. Upon reevaluating the company's current prospects, we concluded that the risk/reward potential had diminished and so we sold off a significant portion of the Fund's position.

Investment Strategy and Outlook

Future developments in energy prices, interest rates and the broader economy all have the potential to elevate or depress investor sentiment. While remaining cognizant of the bigger picture, we are looking forward to uncovering new investment ideas in 2006 that follow our disciplined contrarian philosophy – ideas that have a favorable reward to risk profile.

Thank you for your investment in Janus Adviser Contrarian Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

46 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2006

Since Inception*
Janus Adviser Contrarian Fund - A Shares
NAV	13.29%
MOP	6.78%
Janus Adviser Contrarian Fund - C Shares
NAV	12.79%
LOAD	11.66%
Janus Adviser Contrarian Fund - I Shares	8.52%
Janus Adviser Contrarian Fund - R Shares	12.99%
Janus Adviser Contrarian Fund - S Shares	13.09%
S&P 500® Index	4.58%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

The Fund held approximately 12.3% of its investments in Indian securities as of January 31, 2006, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2006 without the effect of any fee and expense limitation or waivers.

*The Fund's inception date - August 1, 2005

Janus Adviser Series January 31, 2006 47

Janus Adviser Contrarian Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,132.90	$8.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,127.90	$12.39
Hypothetical (5% return before expenses)	$1,000.00	$1,013.56	$11.72
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,085.20	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,129.90	$11.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,130.90	$9.67
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15

*Expenses are equal to the annualized expense ratio of 1.55% for A Shares, 2.31% for C Shares, 2.05% for R Shares and 1.80% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.40% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

48 Janus Adviser Series January 31, 2006

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.9%
Advertising Agencies - 0.7%
755	Interpublic Group of Companies, Inc.*	$7,626
Automotive - Cars and Light Trucks - 2.2%
1,640	Tata Motors, Ltd. (ADR)**	26,338
Broadcast Services and Programming - 3.4%
1,150	Liberty Global, Inc. - Class A*	24,610
765	Liberty Global, Inc. - Class C*	15,468
		40,078
Building - Mobile Home and Manufactured Homes - 0.9%
255	Thor Industries, Inc.	10,876
Building and Construction Products - Miscellaneous - 2.5%
995	Masco Corp.	29,502
Building Products - Cement and Aggregate - 2.2%
390	Cemex S.A. de C.V. (ADR)	25,732
Cable Television - 1.8%
750	EchoStar Communications Corp. - Class A*	20,700
Casino Hotels - 3.1%
180	Harrah's Entertainment, Inc.	13,248
350	Station Casinos, Inc.	23,398
		36,646
Commercial Banks - 5.3%
1,270	ICICI Bank, Ltd. (ADR)**	39,902
1	Mitsubishi UFJ Financial Group, Inc.**	14,407
1	Mizuho Financial Group, Inc.**	8,184
		62,493
Computer Services - 4.7%
2,250	Ceridian Corp.*	55,530
Computers - 1.4%
220	Apple Computer, Inc.*	16,612
Containers - Metal and Glass - 1.9%
1,030	Owens-Illinois, Inc.*	22,650
Diversified Minerals - 1.4%
330	Companhia Vale do Rio Doce (ADR)*	16,919
Diversified Operations - 1.8%
825	Tyco International, Ltd. (U.S. Shares)	21,491
E-Commerce/Services - 1.4%
182	Expedia, Inc.*	4,736
367	IAC/InterActiveCorp*	10,650
		15,386
Electric - Generation - 0.8%
11,725	Datang International Power Generation Company, Ltd.	9,068
Electronic Components - Semiconductors - 4.9%
1,380	Advanced Micro Devices, Inc.*	57,767
Engineering - Research and Development Services - 1.4%
340	Larsen & Toubro, Ltd.**	16,696
Enterprise Software/Services - 2.1%
885	Computer Associates International, Inc.	24,161
Finance - Investment Bankers/Brokers - 5.1%
1,385	E*TRADE Financial Corp.*	32,949
680	JP Morgan Chase & Co.	27,030
		59,979

Shares or Principal Amount		Value
Financial Guarantee Insurance - 2.0%
390	MBIA, Inc.*	$24,008
Food - Dairy Products - 0.8%
260	Dean Foods Co.*	9,862
Food - Diversified - 0.9%
1,044	Cadbury Schweppes PLC**	10,252
Independent Power Producer - 1.9%
2,190	Reliant Energy, Inc.*	22,163
Investment Companies - 3.0%
7,405	Macquarie Airports**	17,462
6,548	Macquarie Infrastructure Group**	17,527
		34,989
Machinery - Construction and Mining - 2.2%
365	Terex Corp.*	25,733
Machinery - Pumps - 0.5%
150	Graco, Inc.	6,027
Medical - HMO - 2.2%
435	Coventry Health Care, Inc.*	25,913
Medical - Nursing Homes - 1.5%
455	Manor Care, Inc.	17,791
Multi-Line Insurance - 0.6%
230	CNA Financial Corp.*	7,273
Music - 2.0%
5,228	EMI Group PLC*,**	23,670
Oil Companies - Exploration and Production - 2.2%
385	Chesapeake Energy Corp.**	13,490
230	Forest Oil Corp.*	11,845
		25,335
Oil Companies - Integrated - 2.7%
150	BP PLC (ADR)**	10,847
255	Suncor Energy, Inc. (U.S. Shares)	20,430
		31,277
Oil Refining and Marketing - 3.0%
570	SK Corp.*,**	35,158
Petrochemicals - 3.5%
935	Reliance Industries, Ltd. (GDR)**,ºº,§	9,425
935	Reliance Industries, Ltd. (GDR)**	31,322
		40,747
Pipelines - 3.0%
762	Kinder Morgan Management LLC*	34,557
Publishing - Periodicals - 1.2%
945	Playboy Enterprises, Inc. - Class B*	14,118
Real Estate Operating/Development - 4.6%
12,000	Capitaland, Ltd.**	29,296
385	St. Joe Co.	24,428
		53,724
Reinsurance - 2.0%
8	Berkshire Hathaway, Inc. - Class B*	23,456
REIT - Diversified - 2.0%
260	Vornado Realty Trust	22,968
Retail - Discount - 0.1%
105	Fred's, Inc.	1,667
Retail - Major Department Stores - 2.0%
410	J.C. Penney Company, Inc.	22,878

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 49

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Soap and Cleaning Preparations - 2.3%
813	Reckitt Benckiser PLC**	$26,699
Steel - Producers - 1.7%
2,201	Tata Steel, Ltd.**	20,164
Television - 1.5%
2,025	British Sky Broadcasting Group PLC**	17,508
Transportation - Railroad - 0.5%
100	All America Latina Logistica (GDR)	5,413
Total Common Stock (cost $1,028,321)		1,159,600
Short-Term U.S. Treasury Bill - 0.8%
$10,000	U.S. Treasury Bill 4.04%, 4/20/06** (amortized cost $9,913)	9,913
Total Investments (total cost $1,038,234) – 99.7%		1,169,513
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		3,462
Net Assets – 100%		$1,172,975

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$34,989	3.0%
Bermuda	21,491	1.8%
Brazil	22,332	1.9%
Canada	20,430	1.8%
China	9,068	0.8%
India	143,847	12.3%
Japan	22,591	1.9%
Mexico	25,732	2.2%
Singapore	29,296	2.5%
South Korea	35,158	3.0%
United Kingdom	88,976	7.6%
United States††	715,603	61.2%
Total	$1,169,513	100.0%

††Includes Short-Term Securities (60.3% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Australian Dollar 2/9/06	43,500	$32,973	$(1,254)
British Pound 5/11/06	47,000	83,645	(2,896)
Indian Rupee 2/9/06	140,000	3,170	(98)
Japanese Yen 2/9/06	2,262,000	19,304	(51)
Singapore Dollar 2/9/06	31,000	19,118	(854)
South Korean Won 5/11/06	25,277,000	26,270	(1,965)
Total		$184,480	$(7,118)

Value
Schedule of Written Options - Calls
Chesapeake Energy Corp. expires April 2006 3 contracts exercise price $35.00	$840
Schedule of Written Options - Puts
Chesapeake Energy Corp. expires April 2006 3 contracts exercise price $22.50	$ 15

Total Options Written
6 contracts (Premiums received $863)	$855

See Notes to Schedules of Investments and Financial Statements.

50 Janus Adviser Series January 31, 2006

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot

This Fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Performance Overview

During the six months ended January 31, 2006, Janus Adviser Balanced Fund's S Shares gained 6.46%. This compared to a 2.85% gain for the internally calculated Balanced Index, one of the Fund's secondary benchmarks. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and 45% weighting in the Lehman Brothers Government/Credit Index, another of the Fund's secondary benchmarks, which returned 4.68% and 0.58%, respectively.

The equity side of the Fund handily outpaced the S&P 500® Index due in part to strong stock performance in the healthcare industry – especially within the pharmaceuticals and biotechnology sectors and the healthcare equipment and services group. Overweight stakes, relative to the benchmark, and solid stock picking also lifted the transportation and semiconductor sectors. Hindering performance were poor returns generated by overweight positions in the consumer services and capital goods sectors. The fixed-income portion of the Fund served as the anchor for the portfolio with strong performance coming from the flattening of the yield curve and attempting to avoid deteriorating credit ratings throughout the period.

Strategy in this Environment

Financial markets were volatile for much of the period, as investors weighed generally healthy corporate profits and up-and-down economic growth against uncertainty over interest rates, soaring energy prices and the impact of the Gulf Coast hurricanes. Returns in equity and bond markets may have been tempered somewhat by trepidation over the Federal Reserve Board's continued interest rate hikes and uncertainty regarding the potential for inflation. In addition, questions about the economic impact of the so-called "inversion" of the yield curve troubled investors. During an inversion, long-term interest rates fall below short-term rates – an unusual occurrence that has often (though not always) prefaced economic slowdowns in the past.

Amid this uncertainty, our approach to equities remained true to our strategy, focusing on companies that combine stable earning potential with the ability to expand their top-line revenue growth. On the fixed-income side, we assessed the growing trend of shareholder-friendly activity such as increased dividends and large stock buyback plans, and determined that such initiatives, in our opinion, cast a less favorable light on corporate bonds. As a result, we significantly trimmed many of the credit positions that had topped the Fund's bond holdings in early 2005, and steered the proceeds into Treasuries.

Fund Composition

As of January 31, 2006, 63.9% of the Fund's total net assets were invested in equities, including a 16.5% stake in foreign stocks. Of our net assets, we also held a 33.7% position in fixed-income securities, including 19.2% in Treasury issues, 10.4% in corporate bonds and 4.1% in government agency bonds. The Fund's 10 largest equity holdings represented 24.3% of its total net assets and we held a cash position of 2.4%.

Healthcare and Financial Companies Topped Fund

As alluded to earlier, the Fund's results were driven in large part by healthcare sector investments. Specifically, we benefited from an impressive performance by health insurer Aetna, which continued to exceed earnings expectations and reaffirmed its growth

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Merrill Lynch & Company, Inc.	3.4%	2.5%
Exxon Mobil Corp.	3.1%	2.8%
Roche Holding A.G.	2.8%	2.3%
Aetna, Inc.	2.8%	2.5%
General Electric Co.	2.8%	2.8%
JP Morgan Chase & Co.	2.2%	2.0%
Motorola, Inc.	2.0%	2.4%
Canadian National Railway Co. (U.S. Shares)	1.9%	1.3%
Procter & Gamble Co.	1.7%	1.6%
Texas Instruments, Inc.	1.6%	2.6%

Janus Adviser Series January 31, 2006 51

Janus Adviser Balanced Fund (unaudited)

projections into 2006. In addition to enhancing its relationships with doctors and hospitals, the company has worked effectively to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and informed as possible.

Additionally, pharmaceutical developer Celgene gained on Food and Drug Administration approval of its cancer drug Revlimid for treating patients with transfusion-dependent anemia stemming from certain blood disorders.

The period's top performer was Merrill Lynch, the full-service investment banker and brokerage house. A robust merger and acquisition environment, increasing demand for new equity and bond issues and a thriving retail business combined to power the company's impressive results.

On the fixed-income side of the Fund, we scaled back exposure to corporate credits such as entertainment conglomerate Time Warner, cable broadcaster Comcast, beer maker Anheuser-Busch Companies and discount retailer Wal-Mart Stores, and added to our weighting in Treasury securities, a tactic designed to add stability to the Fund.

Select Industrial and Discretionary Holdings Slowed Results

On the equity side of the Fund, weighing most heavily on performance was industrial capital goods conglomerate Tyco International, which sagged despite announcing plans to split into three separate entities in 2007. Combined with recent weakness in company fundamentals, the strategy to unlock value from its numerous businesses received a tepid response from the market. Although we believe a very capable management team continues to work hard to deliver shareholder value, we elected to reduce the Fund's exposure.

Amid concerns that higher gasoline and home heating costs might dampen consumer spending plans, apparel companies were among the consumer discretionary stocks that lagged the Index. Within the Fund, retail chain Federated Department Stores weighed on performance. The company, which completed its merger with the May Department Stores, is streamlining the bulk of its operations under the Macy's and Bloomingdale's banners.

Lingering worries over the strength of the economy prompted continued exposure to diversified industrial products giant General Electric (GE), another laggard. With strong fundamentals in its varied business lines – from financial services to aircraft and power generation – we feel GE should perform better than most if a modest easing occurs.

Investment Strategy and Outlook

Our outlook at this time is positive, mainly because the Federal Reserve's tightening cycle may be finally winding down and the economy appears to be fairly robust. We believe it should remain on course, barring another shock in the energy market or a widespread decline in the housing market. We do not view the inversion or flattening of the yield curve mentioned earlier as a definite negative, in that the inversion is related to the very strong demand for longer duration securities. In addition, inflation has remained relatively benign.

On the fixed-income side, individual credit selections is increasingly important, due to the current tight levels of corporate spreads and the threats of releveraging activities by management teams. In comparison, equities' valuations remain attractive, especially considering the likely increase in risk appetites once the Federal Reserve ends its rate-hike campaign.

Thank you for your investment in Janus Adviser Balanced Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

52 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Balanced Fund - A Shares
NAV	6.61%	12.66%	3.70%	10.60%	11.17%
MOP	0.49%	6.18%	2.55%	10.12%	10.93%
Janus Adviser Balanced Fund - C Shares
NAV	6.21%	11.81%	3.10%	10.06%	10.69%
LOAD	5.18%	10.73%
Janus Adviser Balanced Fund - I Shares	3.67%	12.39%	3.70%	10.60%	11.17%
Janus Adviser Balanced Fund - R Shares	6.35%	12.14%	3.45%	10.46%	11.15%
Janus Adviser Balanced Fund - S Shares	6.46%	12.39%	3.70%	10.60%	11.17%
S&P 500® Index	4.68%	10.38%	0.37%	8.99%	10.57%
Lehman Brothers Government/Credit Index	0.58%	1.48%	5.72%	6.09%	6.05%
Balanced Index	2.85%	6.38%	3.12%	8.05%	8.83%
Lipper Ranking - S Shares based on total returns for Balanced Funds	N/A**	48/659	117/387	N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 53

Janus Adviser Balanced Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,066.10	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,062.10	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,036.70	$1.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,063.50	$6.92
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,064.60	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*Expenses are equal to the annualized expense ratio of 0.82% for A Shares, 1.57% for C Shares, 1.33% for R Shares and 1.07% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.57% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

See Notes to Schedules of Investments and Financial Statements.

54 Janus Adviser Series January 31, 2006

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 63.9%
Advertising Sales - 0.6%
75,640	Lamar Advertising Co.*,#	$3,473,389
Aerospace and Defense - 1.1%
96,015	Lockheed Martin Corp.	6,495,415
Agricultural Chemicals - 2.0%
52,577	Syngenta A.G.*	6,682,907
199,125	Syngenta A.G. (ADR)*,#	5,085,653
		11,768,560
Automotive - Cars and Light Trucks - 0.4%
54,814	BMW A.G.**	2,480,464
Beverages - Non-Alcoholic - 1.2%
117,785	PepsiCo, Inc.	6,734,946
Building - Residential and Commercial - 0.5%
65,295	Pulte Homes, Inc.	2,605,271
Casino Hotels - 1.1%
88,810	Harrah's Entertainment, Inc.	6,536,416
Computers - 0.8%
65,815	Research In Motion, Ltd. (U.S. Shares)*	4,442,513
Computers - Memory Devices - 0.7%
304,690	EMC Corp.*	4,082,846
Cosmetics and Toiletries - 1.7%
169,330	Procter & Gamble Co.	10,029,416
Diversified Operations - 4.8%
486,791	General Electric Co.	15,942,404
163,950	Honeywell International, Inc.	6,298,959
777,000	Melco International Development, Ltd.	1,236,950
151,560	Tyco International, Ltd. (U.S. Shares)	3,948,138
		27,426,451
E-Commerce/Services - 2.3%
243,908	Expedia, Inc.*	6,346,486
243,532	IAC/InterActiveCorp*	7,067,299
		13,413,785
Electronic Components - Semiconductors - 3.8%
101,290	Advanced Micro Devices, Inc.*	4,239,999
11,466	Samsung Electronics Company, Ltd.**	8,795,770
313,718	Texas Instruments, Inc.	9,169,978
		22,205,747
Enterprise Software/Services - 0.7%
308,755	Oracle Corp.*	3,881,050
Finance - Credit Card - 1.1%
122,010	American Express Co.	6,399,425
Finance - Investment Bankers/Brokers - 5.6%
325,920	JP Morgan Chase & Co.	12,955,320
259,155	Merrill Lynch & Company, Inc.	19,454,765
		32,410,085
Finance - Mortgage Loan Banker - 1.0%
102,190	Fannie Mae	5,920,889
Hotels and Motels - 2.4%
135,040	Marriott International, Inc. - Class A	8,999,066
72,345	Starwood Hotels & Resorts Worldwide, Inc.	4,399,299
		13,398,365
Medical - Biomedical and Genetic - 1.6%
128,285	Celgene Corp.*	9,127,478

Shares or Principal Amount		Value
Medical - Drugs - 4.6%
45,770	Eli Lilly and Co.	$2,591,497
44,565	Forest Laboratories, Inc.*,#	2,062,468
103,345	Roche Holding A.G.	16,328,905
64,457	Sanofi-Aventis**	5,909,642
		26,892,512
Medical - HMO - 3.2%
166,915	Aetna, Inc.	16,157,372
43,460	UnitedHealth Group, Inc.	2,582,393
		18,739,765
Networking Products - 0.4%
118,600	Cisco Systems, Inc.*	2,202,402
Oil Companies - Exploration and Production - 1.2%
141,230	EnCana Corp. (U.S. Shares)	7,041,728
Oil Companies - Integrated - 5.9%
111,405	BP PLC (ADR)**,#	8,055,696
287,000	Exxon Mobil Corp.	18,009,249
99,557	Suncor Energy, Inc.	7,958,092
		34,023,037
Pharmacy Services - 0.8%
95,740	Caremark Rx, Inc.*	4,719,982
Retail - Building Products - 0.9%
132,005	Home Depot, Inc.	5,352,803
Retail - Regional Department Stores - 1.4%
121,430	Federated Department Stores, Inc.	8,090,881
Retail - Restaurants - 0.3%
35,875	Yum! Brands, Inc.	1,774,736
Semiconductor Components/Integrated Circuits - 0.5%
39,143	Linear Technology Corp.	1,456,511
32,673	Maxim Integrated Products, Inc.	1,340,900
		2,797,411
Soap and Cleaning Preparations - 1.1%
193,670	Reckitt Benckiser PLC**	6,360,229
Super-Regional Banks - 0.8%
100,210	Bank of America Corp.	4,432,288
Telecommunication Equipment - Fiber Optics - 0.9%
219,930	Corning, Inc.*	5,355,296
Therapeutics - 0.9%
81,585	Gilead Sciences, Inc.*	4,966,079
Transportation - Railroad - 2.8%
121,282	Canadian National Railway Co. (U.S. Shares)	10,962,680
62,310	Union Pacific Corp.	5,511,943
		16,474,623
Transportation - Services - 0.4%
24,760	FedEx Corp.	2,504,474
Web Portals/Internet Service Providers - 2.4%
11,540	Google, Inc. - Class A*	4,999,705
252,195	Yahoo!, Inc.*	8,660,376
		13,660,081
Wireless Equipment - 2.0%
507,205	Motorola, Inc.	11,518,626
Total Common Stock (cost $271,683,441)		369,739,464

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 55

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 10.4%
Aerospace and Defense - 0.1%
$725,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	$852,458
Audio and Video Products - 0.3%
1,495,000	Harman International Industries, Inc. 7.125%, senior notes, due 2/15/07	1,513,637
Automotive - Cars and Light Trucks - 0.1%
645,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	535,350
Beverages - Non-Alcoholic - 0.1%
750,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	763,560
Brewery - 0.6%
	Miller Brewing Co.:
2,225,000	4.25%, notes, due 8/15/08 (144A)	2,178,279
1,145,000	5.50%, notes, due 8/15/13 (144A)	1,151,985
		3,330,264
Casino Hotels - 0.5%
810,000	MGM Mirage, Inc., 6.625% company guaranteed notes, due 7/15/15	814,050
1,890,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	1,908,900
		2,722,950
Cellular Telecommunications - 0.3%
1,830,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	1,918,673
Chemicals - Specialty - 0.1%
535,000	Nalco Co., 7.75% senior notes, due 11/15/11	545,700
Commercial Banks - 0.2%
1,245,000	US Bank, 5.70% subordinated notes, due 12/15/08	1,269,083
Consumer Products - Miscellaneous - 0.2%
	Fortune Brands, Inc.:
405,000	4.875%, notes, due 12/1/13	389,542
800,000	5.375%, notes, due 1/15/16	785,778
		1,175,320
Containers - Metal and Glass - 0.8%
	Owens-Brockway Glass Container, Inc.:
2,255,000	8.875%, company guaranteed notes due 2/15/09	2,374,624
275,000	6.75%, company guaranteed notes due 12/1/14	266,063
1,845,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,858,837
		4,499,524
Diversified Financial Services - 0.5%
	General Electric Capital Corp.:
1,463,000	5.35%, notes, due 3/30/06	1,464,428
1,000,000	6.75%, notes, due 3/15/32	1,161,312
		2,625,740
Diversified Operations - 0.2%
1,285,000	Honeywell International, Inc., 5.125% notes, due 11/1/06	1,285,686

Shares or Principal Amount		Value
Electric - Integrated - 0.9%
$1,140,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	$1,174,200
2,055,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,978,101
	Pacific Gas and Electric Co.:
215,000	3.60%, unsecured notes, due 3/1/09	205,637
745,000	4.20%, unsecured notes, due 3/1/11	710,052
	TXU Corp.:
1,240,000	5.55%, senior notes, due 11/15/14	1,164,412
410,000	6.55%, notes, due 11/15/34	377,019
		5,609,421
Electronic Components - Semiconductors - 0.5%
1,300,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	1,368,250
1,415,000	Freescale Semiconductor, Inc., 7.35% senior notes, due 7/15/09‡	1,446,838
		2,815,088
Electronic Parts Distributors - 0.2%
1,305,000	Avnet, Inc., 6.00% notes, due 9/1/15	1,269,772
Finance - Auto Loans - 0.3%
	General Motors Acceptance Corp.:
580,000	6.15%, bonds, due 4/5/07	568,220
905,000	4.375%, notes, due 12/10/07	834,393
455,000	7.75%, notes, due 1/19/10	447,924
		1,850,537
Finance - Consumer Loans - 0.4%
2,060,000	Household Finance Corp., 4.75% notes, due 5/15/09	2,037,861
Finance - Investment Bankers/Brokers - 0.9%
2,494,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	2,436,807
1,005,000	Credit Suisse First Boston USA, Inc. 3.875%, notes, due 1/15/09	972,360
2,025,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	1,940,972
		5,350,139
Food - Diversified - 0.3%
1,870,000	Kellogg Co., 2.875% senior notes, due 6/1/08	1,779,154
Gas - Distribution - 0.1%
430,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	446,774
Independent Power Producer - 0.1%
650,000	Reliant Energy, Inc., 9.25% secured notes, due 7/15/10	641,875
Medical - HMO - 0.1%
596,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	597,631
Pharmacy Services - 0.1%
405,000	Omnicare, Inc., 6.875% senior subordinated notes, due 12/15/15	405,506
Pipelines - 0.8%
	El Paso Corp.:
355,000	7.625%, notes, due 9/1/08 (144A)§	364,763
3,535,000	7.00%, senior notes, due 5/15/11	3,592,443
235,000	7.875%, notes, due 6/15/12	248,513
245,000	7.42%, notes, due 2/15/37 (144A)§	243,775
		4,449,494

See Notes to Schedules of Investments and Financial Statements.

56 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Retail - Major Department Stores - 0.2%
$1,070,000	May Department Stores Co., 4.80% notes, due 7/15/09	$1,052,830
Retail - Regional Department Stores - 0.1%
450,949	Neiman Marcus Group, Inc., 6.94688% bank loan, due 3/13/13	455,459
Special Purpose Entity - 0.4%
2,015,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	2,120,403
Telecommunication Services - 0.3%
1,850,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	1,812,367
Telephone - Integrated - 0.2%
1,200,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	1,384,501
Television - 0.2%
900,000	British Sky Broadcasting Group PLC 6.875%, company guaranteed notes due 2/23/09**	939,107
Textile-Home Furnishings - 0%
250,000	Mohawk Industries, Inc., 6.125% senior notes, due 1/15/16	251,379
Transportation - Railroad - 0.3%
255,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	263,069
	Canadian National Railway Co.:
515,000	4.25%, notes, due 8/1/09	501,725
860,000	6.25%, bonds, due 8/1/34	938,349
		1,703,143
Total Corporate Bonds (cost $60,204,959)		60,010,386
Mortgage Backed Securities - 0.6%
3,491,355	Federal Home Loan Bank System, 5.27% due 12/28/12 (cost $3,511,222)	3,492,310
U.S. Government Agencies - 3.5%
	Fannie Mae:
1,940,000	2.125%, due 4/15/06	1,929,990
2,335,000	5.00%, due 1/15/07	2,337,760
1,840,000	3.25%, due 11/15/07	1,791,845
600,000	2.50%, due 6/15/08	569,678
1,025,000	5.25%, due 1/15/09	1,038,365
475,000	6.375%, due 6/15/09	497,670
1,516,000	5.375%, due 11/15/11	1,556,289
3,535,000	Federal Home Loan Bank System, 2.25% due 5/15/06	3,510,792
	Freddie Mac:
4,760,000	2.375%, due 4/15/06	4,737,829
1,190,000	5.75%, due 4/15/08	1,213,795
530,000	5.75%, due 3/15/09	544,686
665,000	7.00%, due 3/15/10	718,534
Total U.S. Government Agencies (cost $20,744,011)		20,447,233
U.S. Treasury Notes/Bonds - 19.2%
	U.S. Treasury Notes/Bonds:
4,175,000	3.50%, due 11/15/06	4,139,609
3,560,000	3.00%, due 12/31/06	3,508,825
11,545,000	3.625%, due 4/30/07	11,412,416
2,080,000	3.875%, due 7/31/07	2,059,849
440,000	4.00%, due 9/30/07	436,099

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - (continued)
$2,495,797	3.625%, due 1/15/08ÇÇ	$2,581,006
4,265,000	3.375%, due 2/15/08	4,170,705
1,785,000	5.625%, due 5/15/08	1,827,533
2,625,000	3.75%, due 5/15/08	2,582,856
3,480,000	4.375%, due 11/15/08	3,469,668
4,565,000	3.125%, due 4/15/09	4,379,547
4,420,000	6.00%, due 8/15/09	4,636,337
6,515,000	4.00%, due 4/15/10	6,388,010
1,380,000	3.625%, due 6/15/10	1,332,670
1,915,000	3.875%, due 7/15/10	1,867,200
1,145,000	5.75%, due 8/15/10	1,203,681
735,000	4.125%, due 8/15/10	723,544
405,000	4.25%, due 10/15/10	400,586
5,930,000	4.50%, due 11/15/10	5,927,681
1,055,000	4.50%, due 12/15/10	1,048,983
4,795,000	5.00%, due 8/15/11#	4,911,691
2,960,000	4.25%, due 8/15/14	2,898,142
5,670,117	1.875%, due 7/15/15ÇÇ	5,614,522
5,255,000	4.25%, due 8/15/15	5,135,533
1,490,000	4.50%, due 11/15/15	1,486,566
2,804,000	7.25%, due 5/15/16	3,405,545
887,000	8.125%, due 8/15/19	1,187,818
2,934,000	7.875%, due 2/15/21	3,919,067
2,334,000	7.25%, due 8/15/22	2,999,008
3,885,000	6.25%, due 8/15/23	4,573,375
3,336,000	6.00%, due 2/15/26	3,871,715
568,000	5.25%, due 2/15/29	608,914
5,625,000	5.375%, due 2/15/31	6,192,332
Total U.S. Treasury Notes/Bonds (cost $111,637,222)		110,901,033
Other Securities - 0.8%
4,593,089	State Street Navigator Securities Lending Prime Portfolio† (cost $4,593,089)	4,593,089
Time Deposit - 1.9%
$11,100,000	Wells Fargo Bank N.A. 4.48%, 2/1/06 (cost $11,100,000)	11,100,000
Total Investments (total cost $483,473,944) – 100.3%		580,283,515
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(1,898,439)
Net Assets – 100%		$578,385,076

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$3,948,138	0.7%
Canada	32,380,437	5.6%
Cayman Islands	2,120,403	0.4%
France	5,909,642	1.0%
Germany	2,480,464	0.4%
Hong Kong	1,236,950	0.2%
South Korea	8,795,770	1.5%
Switzerland	28,097,465	4.8%
United Kingdom	15,355,032	2.7%
United States††	479,959,214	82.7%
Total	$580,283,515	100.0%

††Includes Short-Term Securities and Other Securities (80.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 57

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 2/23/06	300,000	$533,674	$7,826
British Pound 5/11/06	1,065,000	1,895,355	(65,621)
British Pound 6/28/06	2,450,000	4,362,443	19,014
Euro 5/11/06	600,000	733,205	(19,445)
Euro 6/28/06	2,610,000	3,198,310	31,722
South Korean Won 2/23/06	800,000,000	830,207	(59,865)
South Korean Won 5/11/06	810,000,000	841,821	(62,975)
Total		$12,395,015	$(149,344)

See Notes to Schedules of Investments and Financial Statements.

58 Janus Adviser Series January 31, 2006

Janus Adviser Risk-Managed Growth Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended January 31, 2006, Janus Adviser Risk-Managed Growth Fund's S Shares returned 6.04%. This compares to a 3.91% gain by the Russell 1000® Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Fund perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Growth Fund.

Effective February 28, 2006, Janus Adviser Risk-Managed Growth Fund will change its name to Janus Adviser INTECH Risk-Managed Growth Fund.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
General Electric Co.	2.3%	2.8%
Procter & Gamble Co.	1.8%	1.0%
Johnson & Johnson	1.6%	1.6%
Microsoft Corp.	1.4%	1.8%
Legg Mason, Inc.	1.2%	–
Merck & Company, Inc.	1.2%	–
UnitedHealth Group, Inc.	1.2%	1.3%
Medco Health Solutions, Inc.	1.2%	0.8%
Genentech, Inc.	1.1%	0.1%
Altria Group, Inc.	1.0%	1.0%

Janus Adviser Series January 31, 2006 59

Janus Adviser Risk-Managed
Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Adviser Risk-Managed Growth Fund - A Shares
NAV	6.20%	12.89%	15.14%
MOP	0.11%	6.44%	13.11%
Janus Adviser Risk-Managed Growth Fund - C Shares
NAV	5.79%	12.03%	14.57%
LOAD	4.78%	10.96%
Janus Adviser Risk-Managed Growth Fund - I Shares	4.21%	12.56%	15.14%
Janus Adviser Risk-Managed Growth Fund - R Shares	5.96%	12.32%	14.88%
Janus Adviser Risk-Managed Growth Fund - S Shares	6.04%	12.56%	15.14%
Russell 1000® Growth Index	3.91%	10.81%	12.28%
Lipper Ranking - S Shares based on total returns for Multi-Cap Growth Funds	N/A**	338/411	291/360

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

*The Fund's inception date - January 2, 2003

**The Lipper ranking for the Fund's S Shares is not available.

60 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,062.00	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,057.90	$8.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,042.10	$1.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,059.60	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,060.40	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

** Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.61% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2006 61

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 88.3%
Advertising Agencies - 0.1%
1,400	Omnicom Group, Inc.	$114,506
Advertising Sales - 0.2%
5,400	Lamar Advertising Co.*	247,968
Advertising Services - 0.2%
2,900	Getty Images, Inc.*	236,785
579	R.H. Donnelley Corp.*	37,994
		274,779
Aerospace and Defense - 0.7%
6,200	Boeing Co.	423,522
300	Lockheed Martin Corp.	20,295
800	Raytheon Co.	32,776
12,300	Rockwell Collins, Inc.	577,116
		1,053,709
Aerospace and Defense - Equipment - 0.2%
3,000	B.F. Goodrich Co.	118,110
2,200	United Technologies Corp.	128,414
		246,524
Agricultural Chemicals - 0.3%
5,800	Monsanto Co.	490,738
		Airlines - 0.3%
14,700	AMR Corp.*	333,690
11,800	JetBlue Airways Corp.*	153,872
1,900	Southwest Airlines Co.	31,274
		518,836
Apparel Manufacturers - 0.1%
1,200	Coach, Inc.*	43,140
2,100	Polo Ralph Lauren Corp.	118,944
		162,084
Applications Software - 2.3%
6,800	Citrix Systems, Inc.*	209,712
7,900	Intuit, Inc.*	413,407
78,700	Microsoft Corp.	2,215,405
17,700	Red Hat, Inc.*	512,415
3,300	Salesforce.com, Inc.*	135,465
2,500	Siebel Systems, Inc.	26,525
		3,512,929
Athletic Footwear - 0.1%
2,200	Reebok International, Ltd.	129,778
Automotive - Medium and Heavy Duty Trucks - 0.2%
5,800	Oshkosh Truck Corp.	285,998
Batteries and Battery Systems - 0.2%
6,200	Energizer Holdings, Inc.*	335,482
Beverages - Non-Alcoholic - 1.4%
22,400	Coca-Cola Co.	926,912
2,100	Pepsi Bottling Group, Inc.	60,900
20,000	PepsiCo, Inc.	1,143,600
		2,131,412
Beverages - Wine and Spirits - 0.5%
10,200	Brown-Forman Corp. - Class B	723,384
Broadcast Services and Programming - 0.5%
2,900	Clear Channel Communications, Inc.*	84,883
1,400	Discovery Holding Co. - Class A*	21,224
29,800	Liberty Global, Inc. - Class A*	637,720
		743,827

Shares or Principal Amount		Value
Building - Residential and Commercial - 0.4%
400	Hovnanian Enterprises, Inc.*	$19,368
3,800	KB Home	289,560
600	Standard Pacific Corp.	23,340
8,400	Toll Brothers, Inc.*	285,600
		617,868
Building Products - Air and Heating - 0.1%
3,800	American Standard Companies, Inc.	136,800
Building Products - Cement and Aggregate - 0%
450	Florida Rock Industries, Inc.	24,327
600	Martin Marietta Materials, Inc.	50,868
		75,195
Cable Television - 0.9%
19,600	Cablevision Systems New York Group - Class A*	482,160
29,900	Comcast Corp. - Class A*	831,818
7,900	DIRECTV Group, Inc.*	109,257
		1,423,235
Casino Hotels - 0.6%
6,600	Harrah's Entertainment, Inc.	485,760
3,400	MGM Mirage*	126,004
3,800	Station Casinos, Inc.	254,030
		865,794
Cellular Telecommunications - 0.8%
4,400	Alamosa Holdings, Inc.*	82,456
13,400	N.I.I. Holdings, Inc.*	662,764
18,600	Nextel Partners, Inc. - Class A*	520,614
		1,265,834
Chemicals - Specialty - 0%
2,000	Ecolab, Inc.	71,620
Coal - 0.7%
4,500	Arch Coal, Inc.	390,240
5,100	CONSOL Energy, Inc.	371,790
3,800	Peabody Energy Corp.	378,138
		1,140,168
Commercial Banks - 0.2%
6,100	Commerce Bancorp, Inc.	203,984
2,800	Synovus Financial Corp.	77,476
		281,460
Commercial Services - 0.9%
1,300	Alliance Data Systems Corp.*	54,925
20,600	Iron Mountain, Inc.*	858,608
475	Live Nation*	8,431
6,000	ServiceMaster Co.	77,640
7,800	Weight Watchers International, Inc.*	366,912
		1,366,516
Commercial Services - Finance - 1.1%
20,300	Equifax, Inc.	777,896
1,300	H&R Block, Inc.	31,798
13,400	Moody's Corp.	848,488
3,400	Paychex, Inc.	123,590
		1,781,772
Computer Aided Design - 0.3%
11,100	Autodesk, Inc.*	450,549
Computer Graphics - 0%
500	Pixar*	28,890

See Notes to Schedules of Investments and Financial Statements.

62 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Computer Services - 0.3%
12,300	Ceridian Corp.*	$303,564
1,700	DST Systems, Inc.*	96,322
1,200	Reynolds and Reynolds Co.	34,080
		433,966
Computers - 0.6%
11,100	Apple Computer, Inc.*	838,161
900	Dell, Inc.*	26,379
		864,540
Computers - Memory Devices - 0.5%
5,200	SanDisk Corp.*	350,272
17,800	Western Digital Corp.*	389,108
		739,380
Consulting Services - 0.2%
3,800	Corporate Executive Board Co.	319,732
Consumer Products - Miscellaneous - 0%
200	Fortune Brands, Inc.	14,992
800	Scotts Miracle-Gro Co. - Class A*	39,600
		54,592
Containers - Paper and Plastic - 0%
800	Sealed Air Corp.*	44,216
Cosmetics and Toiletries - 2.5%
20,400	Colgate-Palmolive Co.	1,119,756
45,492	Procter & Gamble Co.	2,694,491
		3,814,247
Data Processing and Management - 1.5%
7,100	Automatic Data Processing, Inc.	311,974
5,200	Certegy, Inc.	225,940
600	Dun & Bradstreet Corp.*	43,368
11,200	Fair Issac Corp.	496,384
13,200	First Data Corp.	595,320
5,600	Fiserv, Inc.*	246,288
8,800	Global Payments, Inc.	448,184
		2,367,458
Dental Supplies and Equipment - 0.1%
3,600	Patterson Companies, Inc.*	124,308
Diagnostic Kits - 0.4%
3,200	Dade Behring Holdings, Inc.	125,216
6,300	IDEXX Laboratories, Inc.*	483,966
		609,182
Dialysis Centers - 0.7%
8,700	Davita, Inc.*	476,325
13,400	Renal Care Group, Inc.*	635,696
		1,112,021
Direct Marketing - 0%
1,700	Harte-Hanks Communications, Inc.	48,246
Disposable Medical Products - 0.5%
12,300	C.R. Bard, Inc.	780,066
Diversified Operations - 3.2%
3,400	3M Co.	247,350
400	Carlisle Companies, Inc.	27,764
3,400	Danaher Corp.	192,576
109,000	General Electric Co.	3,569,750
7,300	ITT Industries, Inc.	748,250
3,600	Roper Industries, Inc.	145,260
		4,930,950

Shares or Principal Amount		Value
Diversified Operations - Commercial Services - 0.1%
8,700	ARAMARK Corp.- Class B	$231,855
Drug Delivery Systems - 0.3%
11,600	Hospira, Inc.*	519,100
E-Commerce/Products - 0.1%
1,900	Amazon.com, Inc.*	85,158
E-Commerce/Services - 0.5%
1,200	eBay, Inc.*	51,720
15,300	Expedia, Inc.*	398,106
13,400	IAC/InterActiveCorp*	388,868
		838,694
Electric - Integrated - 0.1%
1,600	TXU Corp.	81,024
Electric Products - Miscellaneous - 0.1%
2,500	AMETEK, Inc.	102,850
Electronic Components - Miscellaneous - 0.1%
4,100	Jabil Circuit, Inc.*	165,640
Electronic Components - Semiconductors - 2.5%
600	Agere Systems, Inc.*	7,446
1,700	Altera Corp.*	32,827
9,500	Broadcom Corp. - Class A*	647,900
3,800	Freescale Semiconductor, Inc. - Class B*	95,950
44,400	Intel Corp.	944,388
12,900	Intersil Corp. - Class A	374,874
14,500	MEMC Electronic Materials, Inc.*	414,410
300	Microchip Technology, Inc.	11,253
15,100	Micron Technology, Inc.*	221,668
21,500	National Semiconductor Corp.	606,515
2,300	NVIDIA Corp.*	103,408
12,900	Texas Instruments, Inc.	377,067
		3,837,706
Electronic Connectors - 0.1%
4,200	Amphenol Corp. - Class A	213,486
Electronic Design Automation - 0.1%
1,200	Cadence Design Systems, Inc.*	21,192
4,200	Synopsys, Inc.*	92,862
		114,054
Electronic Forms - 0.3%
9,814	Adobe Systems, Inc.*	389,812
Electronic Measuring Instruments - 0.3%
11,900	Agilent Technologies, Inc.*	403,529
1,800	Trimble Navigation, Ltd.*	72,036
		475,565
Electronic Parts Distributors - 0.1%
9,400	Avnet, Inc.*	229,830
Engineering - Research and Development Services - 0.3%
5,600	Jacobs Engineering Group, Inc.*	466,872
Engines - Internal Combustion - 0.1%
1,600	Cummins, Inc.*	155,680
Enterprise Software/Services - 0.4%
17,200	BMC Software, Inc.*	380,120
13,400	Oracle Corp.*	168,438
		548,558
Entertainment Software - 0.1%
6,388	Activision, Inc.*	91,604

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 63

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Fiduciary Banks - 0.2%
3,000	Northern Trust Corp.	$156,630
2,400	State Street Corp.	145,104
		301,734
Finance - Auto Loans - 0.1%
1,700	Westcorp	117,623
Finance - Consumer Loans - 0.5%
13,300	SLM Corp.	744,268
Finance - Investment Bankers/Brokers - 0.8%
39,800	Charles Schwab Corp.	588,642
1,700	Goldman Sachs Group, Inc.	240,125
16,800	TD Ameritrade Holding Corp.*	340,032
		1,168,799
Finance - Other Services - 0.4%
1,600	Chicago Mercantile Exchange Holdings, Inc.	677,200
Food - Confectionary - 1.3%
24,100	Hershey Foods Corp.	1,233,920
11,900	Wm. Wrigley Jr. Co.	761,124
		1,995,044
Food - Diversified - 0.3%
2,100	Campbell Soup Co.	62,853
400	General Mills, Inc.	19,444
8,600	Kellogg Co.	368,940
700	McCormick & Company, Inc.	21,147
500	Sara Lee Corp.	9,140
		481,524
Food - Retail - 0.9%
18,300	Whole Foods Market, Inc.	1,351,821
Food - Wholesale/Distribution - 0.4%
21,300	Sysco Corp.	653,484
Footwear and Related Apparel - 0.2%
9,500	Timberland Co. - Class A*	332,120
Hazardous Waste Disposal - 0.4%
9,500	Stericycle, Inc.*	567,815
Health Care Cost Containment - 0.8%
22,100	McKesson Corp.	1,171,300
Home Decoration Products - 0.1%
8,100	Newell Rubbermaid, Inc.	191,484
Hotels and Motels - 0.1%
400	Hilton Hotels Corp.	9,972
800	Marriott International, Inc. - Class A	53,312
1,300	Starwood Hotels & Resorts Worldwide, Inc.	79,053
		142,337
Human Resources - 0.1%
4,700	Robert Half International, Inc.	171,691
Industrial Gases - 0%
400	Praxair, Inc.	21,072
Insurance Brokers - 0.3%
15,500	Brown & Brown, Inc.	445,315
Internet Financial Services - 0.2%
6,600	IndyMac Bancorp, Inc.	269,676
Internet Infrastructure Software - 0.1%
7,400	Akamai Technologies, Inc.*	161,542

Shares or Principal Amount		Value
Internet Security - 0%
800	CheckFree Corp.*	$41,456
Investment Management and Advisory Services - 2.2%
200	Affiliated Managers Group, Inc.*	18,560
1,000	Ameriprise Financial, Inc.	40,690
100	BlackRock, Inc.	13,280
7,700	Federated Investors, Inc. - Class B	297,297
11,500	Franklin Resources, Inc.	1,132,750
14,600	Legg Mason, Inc.	1,893,620
		3,396,197
Life and Health Insurance - 0.9%
20,300	AFLAC, Inc.	953,085
6,300	Prudential Financial, Inc.	474,642
		1,427,727
Lottery Services - 0.5%
23,600	GTECH Holdings Corp.*	788,712
Machinery - Construction and Mining - 0.1%
1,400	Caterpillar, Inc.	95,060
1,050	Joy Global, Inc.	56,742
		151,802
Medical - Biomedical and Genetic - 4.1%
10,400	Affymetrix, Inc.*	397,072
13,676	Amgen, Inc.*	996,844
15,000	Celgene Corp.*	1,067,250
700	Charles River Laboratories International, Inc.*	32,291
14,100	Chiron Corp.*	642,960
19,700	Genentech, Inc.*	1,692,624
3,400	Genzyme Corp.*	241,196
2,700	Invitrogen Corp.*	185,976
8,100	Millennium Pharmaceuticals, Inc.*	83,754
9,900	Millipore Corp.*	680,922
13,800	PDL BioPharma, Inc.*	402,270
		6,423,159
Medical - Drugs - 4.5%
8,600	Abbott Laboratories	371,090
19,200	Bristol-Myers Squibb Co.	437,568
12,900	Eli Lilly and Co.	730,398
11,100	Endo Pharmaceuticals Holdings, Inc.*	318,570
21,200	Forest Laboratories, Inc.*	981,136
19,100	MedImmune, Inc.*	651,692
54,800	Merck & Company, Inc.	1,890,600
50,800	Schering-Plough Corp.	972,820
400	Sepracor, Inc.*	22,764
12,400	Wyeth	573,500
		6,950,138
Medical - Generic Drugs - 0.6%
12,800	Barr Pharmaceuticals, Inc.*	839,424
7,400	Mylan Laboratories, Inc.	145,780
		985,204
Medical - HMO - 3.1%
7,200	Aetna, Inc.	696,960
4,800	Coventry Health Care, Inc.*	285,936
14,200	Health Net, Inc.*	701,054
1,100	Humana, Inc.*	61,347
31,730	UnitedHealth Group, Inc.	1,885,397
15,353	WellPoint, Inc.*	1,179,110
		4,809,804

See Notes to Schedules of Investments and Financial Statements.

64 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Medical - Hospitals - 1.9%
8,300	Community Health Care Corp.*	$302,037
32,200	HCA, Inc.	1,580,376
20,000	Health Management Associates, Inc. - Class A	420,400
9,300	LifePoint Hospitals, Inc.*	286,905
1,900	Triad Hospitals, Inc.*	78,014
4,700	Universal Health Services, Inc. - Class B	223,297
		2,891,029
Medical - Nursing Homes - 0.1%
4,800	Manor Care, Inc.	187,680
Medical - Outpatient and Home Medical Care - 0.2%
8,200	Lincare Holdings, Inc.*	346,532
Medical - Wholesale Drug Distributors - 0.8%
16,500	Cardinal Health, Inc.	1,188,660
Medical Information Systems - 0.2%
7,100	Cerner Corp.*	319,500
900	IMS Health, Inc.	22,140
		341,640
Medical Instruments - 1.8%
7,100	Edwards Lifesciences Corp.*	304,874
8,300	Guidant Corp.	610,880
12,300	Medtronic, Inc.	694,581
13,900	St. Jude Medical, Inc.*	682,907
7,500	Techne Corp.*	426,375
		2,719,617
Medical Labs and Testing Services - 0.7%
7,300	Covance, Inc.*	414,713
2,300	Laboratory Corporation of America Holdings*	134,895
10,100	Quest Diagnostics, Inc.	499,243
		1,048,851
Medical Products - 3.1%
15,300	Baxter International, Inc.	563,805
8,400	Becton, Dickinson and Co.	544,320
6,100	Henry Schein, Inc.*	284,504
400	INAMED Corp.*	36,844
42,500	Johnson & Johnson	2,445,450
8,600	Stryker Corp.	429,140
800	Varian Medical Systems, Inc.*	48,168
6,900	Zimmer Holdings, Inc.*	475,755
		4,827,986
Metal Processors and Fabricators - 0.1%
3,300	Precision Castparts Corp.	164,835
Multi-Line Insurance - 0.3%
300	American International Group, Inc.	19,638
500	Hanover Insurance Group, Inc.	24,225
11,600	HCC Insurance Holdings, Inc.	360,296
		404,159
Multimedia - 0.8%
16,500	E.W. Scripps Co. - Class A	797,610
7,000	McGraw-Hill Companies, Inc.	357,280
1,200	Meredith Corp.	65,712
4,500	News Corporation, Inc. - Class A	70,920
		1,291,522
Networking Products - 0.1%
6,400	Cisco Systems, Inc.*	118,848

Shares or Principal Amount		Value
Office Furnishings - Original - 0.4%
2,200	Herman Miller, Inc.	$66,660
10,300	HNI, Corp.	594,310
		660,970
Office Supplies and Forms - 0%
500	Avery Dennison Corp.	29,870
Oil - Field Services - 1.2%
8,200	Baker Hughes, Inc.	635,008
15,200	BJ Services Co.	615,448
5,400	Halliburton Co.	429,570
4,100	Smith International, Inc.	184,500
		1,864,526
Oil and Gas Drilling - 1.0%
3,400	Diamond Offshore Drilling, Inc.	288,558
5,600	Helmerich & Payne, Inc.	438,816
23,000	Patterson-UTI Energy, Inc.	865,260
200	Pride International, Inc.*	7,062
		1,599,696
Oil Companies - Exploration and Production - 1.6%
7,500	Chesapeake Energy Corp.	262,800
2,000	Denbury Resources, Inc.*	59,540
12,200	EOG Resources, Inc.	1,031,388
4,900	Newfield Exploration Co.*	256,760
1,800	Noble Energy, Inc.	83,304
600	Pioneer Natural Resources Co.	31,860
1,100	Plains Exploration & Production Co.*	49,324
2,450	Quicksilver Resources, Inc.*	123,162
4,700	Southwestern Energy Co.*	202,758
8,854	XTO Energy, Inc.	434,554
		2,535,450
Oil Field Machinery and Equipment - 1.1%
8,700	Cooper Cameron Corp.*	420,993
2,900	FMC Technologies, Inc.*	150,278
7,300	Grant Prideco, Inc.*	365,657
9,600	National-Oilwell Varco, Inc.*	730,272
		1,667,200
Oil Refining and Marketing - 0.9%
13,200	Sunoco, Inc.	1,256,640
1,400	Tesoro Corp.	101,458
		1,358,098
Optical Supplies - 0.9%
9,900	Allergan, Inc.	1,152,360
3,100	Bausch & Lomb, Inc.	209,405
		1,361,765
Pharmacy Services - 2.8%
13,266	Caremark Rx, Inc.*	654,014
16,400	Express Scripts, Inc. - Class A*	1,497,156
32,494	Medco Health Solutions, Inc.*	1,757,925
8,800	Omnicare, Inc.	437,360
		4,346,455
Pipelines - 1.3%
7,400	Equitable Resources, Inc.	273,060
9,100	Kinder Morgan, Inc.	875,875
4,000	Questar Corp.	325,920
11,300	Western Gas Resources, Inc.	536,750
		2,011,605

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 65

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Power Converters and Power Supply Equipment - 0.3%
21,700	American Power Conversion Corp.	$514,290
Property and Casualty Insurance - 0.8%
2,400	Philadelphia Consolidated Holding Corp.*	233,160
8,100	Progressive Corp.	850,824
4,200	W. R. Berkley Corp.	207,480
		1,291,464
Publishing - Books - 0.2%
9,800	John Wiley & Sons, Inc. - Class A	371,420
Real Estate Management/Services - 0%
1,200	CB Richard Ellis Group, Inc.*	75,744
Real Estate Operating/Development - 0.6%
13,300	Forest City Enterprises, Inc. - Class A	503,671
7,300	St. Joe Co.	463,185
		966,856
REIT - Health Care - 0%
1,100	Ventas, Inc.	33,660
REIT - Office Property - 0%
400	SL Green Realty Corp.	33,616
REIT - Regional Malls - 0.4%
8,500	General Growth Properties, Inc.	438,600
1,400	Simon Property Group, Inc.	115,976
		554,576
REIT - Shopping Centers - 0.1%
3,000	Federal Realty Investment Trust	200,460
REIT - Storage - 0%
800	Public Storage, Inc.	58,056
Research and Development - 0.4%
8,100	Pharmaceutical Product Development, Inc.*	560,358
Respiratory Products - 0.7%
14,400	ResMed, Inc.*	567,936
14,900	Respironics, Inc.*	536,847
		1,104,783
Retail - Apparel and Shoe - 1.9%
11,700	Abercrombie & Fitch Co. - Class A	776,763
3,500	American Eagle Outfitters, Inc.	94,430
5,500	AnnTaylor Stores Corp.*	183,260
22,000	Chico's FAS, Inc.*	958,320
8,100	Claire's Stores, Inc.	256,446
2,500	Men's Wearhouse, Inc.*	85,425
10,800	Nordstrom, Inc.	450,576
3,700	Ross Stores, Inc.	105,450
		2,910,670
Retail - Arts and Crafts - 0%
1,100	Michaels Stores, Inc.	36,993
Retail - Auto Parts - 0.9%
22,000	Advance Auto Parts, Inc.*	958,540
1,700	AutoZone, Inc.*	166,175
10,100	O'Reilly Automotive, Inc.*	331,482
		1,456,197
Retail - Building Products - 0%
700	Home Depot, Inc.	28,385
200	Lowe's Companies, Inc.	12,710
		41,095

Shares or Principal Amount		Value
Retail - Consumer Electronics - 0.1%
4,400	Best Buy Company, Inc.	$222,904
Retail - Discount - 0.2%
5,400	Target Corp.	295,650
Retail - Drug Store - 0.5%
10,500	CVS Corp.	291,480
11,400	Walgreen Co.	493,392
		784,872
Retail - Jewelry - 0.1%
4,900	Tiffany & Co.	184,730
Retail - Mail Order - 0%
1,700	Williams-Sonoma, Inc.*	67,626
Retail - Major Department Stores - 0.4%
10,700	J.C. Penney Company, Inc.	597,060
700	Saks, Inc.*	13,517
		610,577
Retail - Regional Department Stores - 0.3%
9,300	Kohl's Corp.*	412,827
Retail - Restaurants - 1.8%
500	Applebee's International, Inc.	11,985
16,500	Brinker International, Inc.*	671,550
6,800	Cheesecake Factory, Inc.*	250,580
15,200	Darden Restaurants, Inc.	618,032
4,100	Outback Steakhouse, Inc.	189,543
4,800	Panera Bread Co. - Class A*	326,880
1,900	Sonic Corp.*	55,005
2,800	Starbucks Corp.*	88,760
3,300	Wendy's International, Inc.	194,535
6,400	Yum! Brands, Inc.	316,608
		2,723,478
Savings/Loan/Thrifts - 0.2%
600	Golden West Financial Corp.	42,372
8,500	People's Bank	260,865
		303,237
Schools - 0.1%
900	Apollo Group, Inc. - Class A*	50,103
700	ITT Educational Services, Inc.*	40,810
300	Laureate Education, Inc.*	15,630
		106,543
Semiconductor Components/Integrated Circuits - 0.1%
2,800	Analog Devices, Inc.	111,356
100	Linear Technology Corp.	3,721
		115,077
Semiconductor Equipment - 0.1%
3,700	Applied Materials, Inc.	70,485
400	Lam Research Corp.*	18,572
2,700	Teradyne, Inc.*	47,034
		136,091
Soap and Cleaning Preparations - 0.1%
5,350	Church & Dwight Company, Inc.	196,880
Telecommunication Equipment - 0.2%
7,400	Scientific-Atlanta, Inc.	316,424
Telecommunication Equipment - Fiber Optics - 0.4%
24,300	Corning, Inc.*	591,705

See Notes to Schedules of Investments and Financial Statements.

66 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Telephone - Integrated - 0.2%
5,013	ALLTEL Corp.	$300,931
1,696	Sprint Nextel Corp.	38,821
		339,752
Therapeutics - 0.4%
8,400	Gilead Sciences, Inc.*	511,308
2,000	ImClone Systems, Inc.*	72,060
		583,368
Tobacco - 1.0%
22,200	Altria Group, Inc.	1,605,948
Transportation - Services - 0.2%
8,700	C.H. Robinson Worldwide, Inc.	352,002
Veterinary Diagnostics - 0.3%
15,600	VCA Antech, Inc.*	431,652
Water - 0%
2,266	Aqua America, Inc.	63,811
Web Portals/Internet Service Providers - 0.3%
1,200	Google, Inc. - Class A*	519,900
Wireless Equipment - 1.0%
14,097	American Tower Corp. - Class A*	436,161
12,200	Crown Castle International Corp.*	385,886
9,900	Motorola, Inc.	224,829
11,600	QUALCOMM, Inc.	556,336
		1,603,212
Total Common Stock (cost $125,225,689)		136,953,593
Repurchase Agreement – 16.1%
$25,000,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $25,003,160 collateralized by $223,454,189 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $25,500,030 (cost $25,000,000)	25,000,000
Short-Term U.S. Treasury Bill - 0.3%
500,000	U.S. Treasury Bill 3.91%, 3/23/06** (amortized cost $497,284)	497,284
Total Investments (total cost $150,722,973) – 104.7%		162,450,877
Liabilities, net of Cash, Receivables and Other Assets – (4.7)%		(7,347,466)
Net Assets – 100%		$155,103,411

Financial Futures - Long
100 Contracts	S&P 500® (Emini) expires March 2006, principal amount $6,417,362, value $6,417,500 cumulative appreciation	$138

Summary of Investments by Country

Country	Value	% of Investment Securities
United States††	$162,450,877	100.0%
Total	$162,450,877	100.0%

††Includes Short-Term Securities (84.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 67

Janus Adviser Risk-Managed
Core Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended January 31, 2006, Janus Adviser Risk-Managed Core Fund's S Shares returned 8.05%. This compares to a 4.68% gain by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Fund perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Core Fund.

Effective February 28, 2006, Janus Adviser Risk-Managed Core Fund will change its name to Janus Adviser INTECH Risk-Managed Core Fund.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Procter & Gamble Co.	1.6%	0.7%
Exxon Mobil Corp.	1.4%	1.7%
Johnson & Johnson	1.3%	1.2%
Medco Health Solutions, Inc.	1.2%	0.7%
Franklin Resources, Inc.	1.2%	1.1%
General Electric Co.	1.2%	1.2%
Loews Corp.	1.1%	0.8%
Valero Energy Corp.	1.1%	0.6%
HCA, Inc.	1.1%	0.6%
Public Service Enterprise Group, Inc.	1.0%	0.3%

68 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Adviser Risk-Managed Core Fund - A Shares
NAV	8.16%	17.72%	18.49%
MOP	1.94%	10.95%	16.23%
Janus Adviser Risk-Managed Core Fund - C Shares
NAV	7.68%	16.81%	18.17%
LOAD	6.71%	15.75%
Janus Adviser Risk-Managed Core Fund - I Shares	5.47%	16.85%	18.32%
Janus Adviser Risk-Managed Core Fund - R Shares	7.86%	17.16%	17.90%
Janus Adviser Risk-Managed Core Fund - S Shares	8.05%	17.44%	18.79%
S&P 500® Index	4.68%	10.38%	13.75%
Lipper Ranking - S Shares based on total returns for Multi-Cap Core Funds	N/A**	127/831	92/599

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The Fund's inception date - January 2, 2003

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 69

Janus Adviser Risk-Managed Core Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,081.60	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,076.80	$8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,054.70	$1.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,078.60	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,080.50	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.61% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

70 Janus Adviser Series January 31, 2006

Janus Adviser Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.8%
Advertising Agencies - 0.2%
1,100	Omnicom Group, Inc.	$89,969
Aerospace and Defense - 1.1%
2,200	Boeing Co.	150,282
100	General Dynamics Corp.	11,636
1,400	Lockheed Martin Corp.	94,710
200	Northrop Grumman Corp.	12,426
2,300	Raytheon Co.	94,231
4,200	Rockwell Collins, Inc.	197,064
		560,349
Aerospace and Defense - Equipment - 0.2%
1,400	B.F. Goodrich Co.	55,118
1,000	United Technologies Corp.	58,370
		113,488
Agricultural Chemicals - 0.8%
4,900	Monsanto Co.	414,589
Agricultural Operations - 0.4%
6,600	Archer-Daniels-Midland Co.	207,900
Airlines - 0%
1,200	Southwest Airlines Co.	19,752
Apparel Manufacturers - 0.2%
100	Coach, Inc.*	3,595
2,100	V. F. Corp.	116,508
		120,103
Appliances - 0.2%
1,300	Maytag Corp.	22,386
800	Whirlpool Corp.	64,544
		86,930
Applications Software - 1.3%
3,700	Citrix Systems, Inc.*	114,108
3,200	Intuit, Inc.*	167,456
9,600	Microsoft Corp.	270,240
9,300	Siebel Systems, Inc.	98,673
		650,477
Athletic Footwear - 0.3%
2,200	Reebok International, Ltd.	129,778
Automotive - Truck Parts and Equipment - Original - 0%
100	Johnson Controls, Inc.	6,924
Beverages - Non-Alcoholic - 1.7%
6,400	Coca-Cola Co.	264,832
11,700	Coca-Cola Enterprises, Inc.	230,958
2,800	Pepsi Bottling Group, Inc.	81,200
5,000	PepsiCo, Inc.	285,900
		862,890
Beverages - Wine and Spirits - 0.5%
3,300	Brown-Forman Corp. - Class B	234,036
Broadcast Services and Programming - 0.1%
1,900	Clear Channel Communications, Inc.*	55,613
Building - Residential and Commercial - 0.3%
1,700	KB Home	129,540
Building and Construction Products - Miscellaneous - 0.2%
1,300	Vulcan Materials Co.	93,444
Building Products - Air and Heating - 0%
300	American Standard Companies, Inc.	10,800

Shares or Principal Amount		Value
Cable Television - 0.2%
4,000	Comcast Corp. - Class A*	$111,280
Casino Hotels - 0.3%
2,100	Harrah's Entertainment, Inc.	154,560
Chemicals - Specialty - 0.2%
700	Ashland, Inc.	46,144
100	Eastman Chemical Co.	4,821
800	Ecolab, Inc.	28,648
		79,613
Coatings and Paint Products - 0.2%
1,900	Sherwin-Williams Co.	100,510
Commercial Banks - 0.6%
1,000	AmSouth Bancorporation	27,610
300	BB&T Corp.	11,712
1,600	M&T Bank Corp.	173,280
200	Marshall & Ilsley Corp.	8,388
800	Regions Financial Corp.	26,544
1,000	Synovus Financial Corp.	27,670
300	Zions Bancorporation*	23,721
		298,925
Commercial Services - Finance - 1.1%
5,200	Equifax, Inc.	199,264
400	H&R Block, Inc.	9,784
3,700	Moody's Corp.	234,284
3,200	Paychex, Inc.	116,320
		559,652
Computer Aided Design - 0.3%
4,200	Autodesk, Inc.*	170,478
Computers - 1.4%
5,300	Apple Computer, Inc.*	400,203
10,500	Hewlett-Packard Co.	327,390
100	IBM Corp.	8,130
		735,723
Computers - Integrated Systems - 0.2%
2,400	NCR Corp.*	89,160
Computers - Memory Devices - 0%
700	EMC Corp.*	9,380
Consumer Products - Miscellaneous - 0.8%
5,300	Clorox Co.	317,205
1,200	Fortune Brands, Inc.	89,952
		407,157
Containers - Paper and Plastic - 0%
100	Sealed Air Corp.*	5,527
Cosmetics and Toiletries - 2.3%
5,600	Colgate-Palmolive Co.	307,384
500	Estee Lauder Companies, Inc. - Class A	18,235
14,288	Procter & Gamble Co.	846,278
		1,171,897
Data Processing and Management - 0.8%
2,900	Automatic Data Processing, Inc.	127,426
3,100	First Data Corp.	139,810
3,200	Fiserv, Inc.*	140,736
		407,972
Disposable Medical Products - 0.4%
2,900	C.R. Bard, Inc.	183,918

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 71

Janus Adviser Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Distribution/Wholesale - 0.5%
5,500	Genuine Parts Co.	$233,915
Diversified Financial Services - 0%
400	Morgan Stanley*	24,580
Diversified Operations - 1.8%
300	3M Co.	21,825
400	Danaher Corp.	22,656
18,000	General Electric Co.	589,500
2,100	ITT Industries, Inc.	215,250
600	Textron, Inc.	50,676
100	Tyco International, Ltd. (U.S. Shares)	2,605
		902,512
Drug Delivery Systems - 0.5%
6,200	Hospira, Inc.*	277,450
E-Commerce/Products - 0.1%
900	Amazon.com, Inc.*	40,338
Electric - Integrated - 7.1%
1,500	Allegheny Energy, Inc.*	52,185
3,000	Ameren Corp.	152,280
200	American Electric Power Company, Inc.	7,464
100	Cinergy Corp.	4,345
3,800	CMS Energy Corp.*	54,986
3,500	Consolidated Edison, Inc.	164,535
1,700	Constellation Energy Group, Inc.	99,059
2,700	Dominion Resources, Inc.	203,931
3,700	DTE Energy Co.	156,140
300	Duke Energy Corp.	8,505
10,900	Edison International	477,638
2,100	Entergy Corp.	145,971
5,100	Exelon Corp.	292,842
5,700	FirstEnergy Corp.	285,570
2,100	FPL Group, Inc.	87,759
8,100	PG&E Corp.	302,211
1,900	PPL Corp.	57,247
7,700	Public Service Enterprise Group, Inc.	536,073
3,900	Southern Co.	135,720
5,300	TECO Energy, Inc.	90,524
4,100	TXU Corp.	207,624
5,400	Xcel Energy, Inc.	104,868
		3,627,477
Electronic Components - Miscellaneous - 0.3%
4,000	Jabil Circuit, Inc.*	161,600
Electronic Components - Semiconductors - 1.3%
400	Advanced Micro Devices, Inc.*	16,744
3,100	Broadcom Corp. - Class A*	211,420
1,000	Freescale Semiconductor, Inc. - Class B*	25,250
3,600	Intel Corp.	76,572
2,100	Micron Technology, Inc.*	30,828
6,700	National Semiconductor Corp.	189,007
1,400	NVIDIA Corp.*	62,944
4,400	Texas Instruments, Inc.	128,612
		741,377
Electronic Measuring Instruments - 0.3%
3,900	Agilent Technologies, Inc.*	132,249
Engines - Internal Combustion - 0.1%
300	Cummins, Inc.*	29,190

Shares or Principal Amount		Value
Enterprise Software/Services - 0.5%
8,300	BMC Software, Inc.*	$183,430
6,700	Oracle Corp.*	84,219
		267,649
Fiduciary Banks - 0.4%
100	Mellon Financial Corp.	3,527
800	Northern Trust Corp.	41,768
2,400	State Street Corp.	145,104
		190,399
Filtration and Separations Products - 0%
700	Pall Corp.	20,160
Finance - Consumer Loans - 0.6%
5,300	SLM Corp.	296,588
Finance - Investment Bankers/Brokers - 2.6%
100	Bear Stearns Companies, Inc.	12,646
16,000	Charles Schwab Corp.	236,640
7,500	Citigroup, Inc.	349,350
1,700	E*TRADE Financial Corp.*	40,443
1,600	Goldman Sachs Group, Inc.	226,000
400	JP Morgan Chase & Co.	15,900
3,100	Lehman Brothers Holdings, Inc.	435,395
300	Merrill Lynch & Company, Inc.	22,521
		1,338,895
Financial Guarantee Insurance - 0.1%
900	MGIC Investment Corp.	59,409
Food - Confectionary - 1.2%
6,000	Hershey Foods Corp.	307,200
4,900	Wm. Wrigley Jr. Co.	313,404
		620,604
Food - Diversified - 0.7%
3,200	Campbell Soup Co.	95,776
500	ConAgra Foods, Inc.	10,365
2,700	General Mills, Inc.	131,247
3,300	Kellogg Co.	141,570
		378,958
Food - Meat Products - 0.1%
2,100	Tyson Foods, Inc. - Class A	30,093
Food - Retail - 0.7%
1,400	Kroger Co.*	25,760
11,500	Safeway, Inc.*	269,560
1,100	Whole Foods Market, Inc.	81,257
		376,577
Food - Wholesale/Distribution - 0.4%
7,200	Sysco Corp.	220,896
Gas - Distribution - 0.4%
400	Nicor, Inc.	16,360
700	NiSource, Inc.	14,371
3,300	Sempra Energy Co.	158,565
		189,296
Health Care Cost Containment - 0.7%
6,800	McKesson Corp.	360,400
Home Decoration Products - 0.3%
6,700	Newell Rubbermaid, Inc.	158,388

See Notes to Schedules of Investments and Financial Statements.

72 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Hotels and Motels - 0.4%
700	Hilton Hotels Corp.	$17,451
400	Marriott International, Inc. - Class A	26,656
2,600	Starwood Hotels & Resorts Worldwide, Inc.	158,106
		202,213
Human Resources - 0.1%
2,000	Robert Half International, Inc.	73,060
Industrial Automation and Robotics - 0%
300	Rockwell Automation, Inc.	19,821
Industrial Gases - 0%
200	Air Products and Chemicals, Inc.	12,338
Instruments - Controls - 0%
300	Thermo Electron Corp.*	10,092
Instruments - Scientific - 0.1%
1,500	Applera Corp. - Applied Biosystems Group	42,510
200	Fisher Scientific International, Inc.*	13,374
		55,884
Insurance Brokers - 1.0%
11,000	Aon Corp.	376,420
5,100	Marsh & McLennan Companies, Inc.	154,989
		531,409
Investment Management and Advisory Services - 1.4%
200	Ameriprise Financial, Inc.	8,138
2,900	Federated Investors, Inc. - Class B	111,969
6,000	Franklin Resources, Inc.	591,000
100	T. Rowe Price Group, Inc.	7,643
		718,750
Life and Health Insurance - 2.2%
5,300	AFLAC, Inc.	248,835
3,300	CIGNA Corp.	401,280
1,000	Jefferson-Pilot Corp.	58,330
600	Lincoln National Corp.	32,718
1,300	Principal Financial Group, Inc.	61,308
3,800	Prudential Financial, Inc.	286,292
300	Torchmark Corp.	16,830
1,600	UnumProvident Corp.	32,528
		1,138,121
Machinery - Construction and Mining - 0.1%
400	Caterpillar, Inc.	27,160
Medical - Biomedical and Genetic - 1.3%
3,800	Amgen, Inc.*	276,982
3,300	Chiron Corp.*	150,480
1,700	Genzyme Corp.*	120,598
2,100	Millipore Corp.*	144,438
		692,498
Medical - Drugs - 5.1%
5,300	Abbott Laboratories	228,695
9,400	Bristol-Myers Squibb Co.	214,226
3,600	Eli Lilly and Co.	203,832
6,200	Forest Laboratories, Inc.*	286,936
9,100	King Pharmaceuticals, Inc.*	170,625
5,200	MedImmune, Inc.*	177,424
15,300	Merck & Company, Inc.	527,850
12,120	Pfizer, Inc.	311,242
12,800	Schering-Plough Corp.	245,120
5,500	Wyeth	254,375
		2,620,325

Shares or Principal Amount		Value
Medical - Generic Drugs - 0.6%
8,300	Mylan Laboratories, Inc.	$163,510
4,000	Watson Pharmaceuticals, Inc.*	132,360
		295,870
Medical - HMO - 3.0%
4,700	Aetna, Inc.	454,960
2,950	Coventry Health Care, Inc.*	175,732
3,000	Humana, Inc.*	167,310
6,100	UnitedHealth Group, Inc.	362,462
5,000	WellPoint, Inc.*	384,000
		1,544,464
Medical - Hospitals - 1.4%
11,300	HCA, Inc.	554,604
8,100	Health Management Associates, Inc. - Class A	170,262
		724,866
Medical - Nursing Homes - 0.2%
2,500	Manor Care, Inc.	97,750
Medical - Wholesale Drug Distributors - 1.3%
5,200	AmerisourceBergen Corp.	226,928
6,300	Cardinal Health, Inc.	453,852
		680,780
Medical Information Systems - 0%
700	IMS Health, Inc.	17,220
Medical Instruments - 2.0%
5,300	Guidant Corp.	390,080
5,500	Medtronic, Inc.	310,585
6,600	St. Jude Medical, Inc.*	324,258
		1,024,923
Medical Labs and Testing Services - 0.4%
300	Laboratory Corporation of America Holdings*	17,595
3,500	Quest Diagnostics, Inc.	173,005
		190,600
Medical Products - 2.8%
6,100	Baxter International, Inc.	224,785
4,100	Becton, Dickinson and Co.	265,680
12,000	Johnson & Johnson	690,480
3,100	Stryker Corp.	154,690
1,600	Zimmer Holdings, Inc.*	110,320
		1,445,955
Multi-Line Insurance - 2.8%
3,000	ACE, Ltd.	164,250
5,100	Allstate Corp.	265,455
100	American International Group, Inc.	6,546
2,100	Genworth Financial, Inc. - Class A	68,796
1,000	Hartford Financial Services Group, Inc.	82,230
5,900	Loews Corp.	582,271
5,200	MetLife, Inc.	260,832
		1,430,380
Multimedia - 0.5%
1,800	E.W. Scripps Co. - Class A	87,012
1,300	McGraw-Hill Companies, Inc.	66,352
300	Meredith Corp.	16,428
4,600	News Corporation, Inc. - Class A	72,496
100	Viacom, Inc. - Class B*	4,148
300	Walt Disney Co.	7,593
		254,029

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 73

Janus Adviser Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Networking Products - 0%
600	Cisco Systems, Inc.*	$11,142
Oil - Field Services - 1.4%
2,300	Baker Hughes, Inc.	178,112
5,100	BJ Services Co.	206,499
2,500	Halliburton Co.	198,875
1,100	Schlumberger, Ltd. (U.S. Shares)	140,195
300	Weatherford International, Ltd*	13,434
		737,115
Oil and Gas Drilling - 0.7%
1,100	Nabors Industries, Ltd.*	89,375
300	Noble Corp.	24,132
2,800	Transocean, Inc.*	227,220
		340,727
Oil Companies - Exploration and Production - 3.5%
1,200	Anadarko Petroleum Corp.	129,384
240	Apache Corp.	18,127
4,900	Burlington Resources, Inc.	447,174
2,500	Devon Energy Corp.	170,525
5,400	EOG Resources, Inc.	456,516
4,496	Kerr-McGee Corp.	496,314
1,200	XTO Energy, Inc.	58,896
		1,776,936
Oil Companies - Integrated - 4.0%
500	Amerada Hess Corp.	77,400
1,997	Chevron Corp.	118,582
8,000	ConocoPhillips	517,600
11,100	Exxon Mobil Corp.	696,525
3,970	Marathon Oil Corp.	305,174
3,300	Occidental Petroleum Corp.	322,443
		2,037,724
Oil Field Machinery and Equipment - 0.4%
2,800	National-Oilwell Varco, Inc.*	212,996
Oil Refining and Marketing - 2.0%
4,900	Sunoco, Inc.	466,480
9,100	Valero Energy Corp.	568,113
		1,034,593
Optical Supplies - 0.9%
3,000	Allergan, Inc.	349,200
1,400	Bausch & Lomb, Inc.	94,570
		443,770
Paper and Related Products - 0.1%
900	Temple-Inland, Inc.	42,210
Pharmacy Services - 2.4%
3,300	Caremark Rx, Inc.*	162,690
5,400	Express Scripts, Inc. - Class A*	492,966
11,013	Medco Health Solutions, Inc.*	595,803
		1,251,459
Pipelines - 0.7%
3,800	Kinder Morgan, Inc.	365,750
Power Converters and Power Supply Equipment - 0.1%
2,400	American Power Conversion Corp.	56,880
Printing - Commercial - 0%
400	R.R. Donnelley & Sons Co.	13,040

Shares or Principal Amount		Value
Property and Casualty Insurance - 2.5%
1,200	Chubb Corp.	$113,220
4,700	Progressive Corp.	493,688
5,100	SAFECO Corp.	266,475
9,400	St. Paul Travelers Companies, Inc.	426,572
		1,299,955
Publishing - Newspapers - 0.1%
100	Gannett Company, Inc.	6,180
700	Knight-Ridder, Inc.	43,575
		49,755
REIT - Apartments - 0.3%
2,700	Archstone-Smith Trust, Inc.	126,522
1,100	Equity Residential Properties Trust	46,651
		173,173
REIT - Office Property - 0.3%
4,700	Equity Office Properties Trust	149,554
REIT - Regional Malls - 0.4%
2,600	Simon Property Group, Inc.	215,384
REIT - Storage - 0.1%
900	Public Storage, Inc.	65,313
REIT - Warehouse and Industrial - 0.1%
800	ProLogis	40,976
Retail - Apparel and Shoe - 0.5%
6,100	Nordstrom, Inc.	254,492
Retail - Auto Parts - 0.1%
300	AutoZone, Inc.*	29,325
Retail - Automobile - 0%
1,000	Auto Nation, Inc.*	22,290
Retail - Consumer Electronics - 0.2%
700	Best Buy Company, Inc.	35,462
1,800	Circuit City Stores, Inc.	45,378
		80,840
Retail - Discount - 0.4%
1,200	Big Lots, Inc.*	16,044
1,700	Costco Wholesale Corp.	84,813
1,800	Target Corp.	98,550
700	TJX Companies, Inc.	17,871
		217,278
Retail - Drug Store - 0.8%
6,100	CVS Corp.	169,336
5,400	Walgreen Co.	233,712
		403,048
Retail - Jewelry - 0.2%
2,100	Tiffany & Co.	79,170
Retail - Major Department Stores - 0.6%
5,100	J.C. Penney Company, Inc.	284,580
325	Sears Holdings Corp.*	39,468
		324,048
Retail - Office Supplies - 0.8%
12,400	Office Depot, Inc.*	411,060
Retail - Regional Department Stores - 0.5%
3,144	Federated Department Stores, Inc.	209,485
1,300	Kohl's Corp.*	57,707
		267,192

See Notes to Schedules of Investments and Financial Statements.

74 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Retail - Restaurants - 1.3%
5,300	Darden Restaurants, Inc.	$215,498
3,800	Starbucks Corp.*	120,460
2,600	Wendy's International, Inc.	153,270
3,600	Yum! Brands, Inc.	178,092
		667,320
Savings/Loan/Thrifts - 0.3%
1,900	Golden West Financial Corp.	134,178
Schools - 0%
300	Apollo Group, Inc. - Class A*	16,701
Semiconductor Components/Integrated Circuits - 0%
200	Linear Technology Corp.	7,442
Semiconductor Equipment - 0%
800	Applied Materials, Inc.	15,240
Super-Regional Banks - 1.7%
10,854	Bank of America Corp.	480,073
300	KeyCorp	10,617
900	National City Corp.	30,762
400	PNC Bank Corp.	25,944
2,300	SunTrust Banks, Inc.	164,335
400	U.S. Bancorp	11,964
1,734	Wachovia Corp.	95,075
900	Wells Fargo & Co.	56,124
		874,894
Telecommunication Equipment - 0.3%
2,500	ADC Telecommunications, Inc.*	63,400
1,200	Scientific-Atlanta, Inc.	51,312
1,400	Tellabs, Inc.*	17,906
		132,618
Telecommunication Equipment - Fiber Optics - 0.5%
9,700	Corning, Inc.*	236,195
Telephone - Integrated - 2.0%
2,700	ALLTEL Corp.	162,081
17,450	AT&T, Inc.	452,827
800	BellSouth Corp.	23,016
10,200	Citizens Communications Co.	125,154
4,501	Sprint Nextel Corp.	103,028
4,400	Verizon Communications, Inc.	139,304
		1,005,410
Television - 0%
100	CBS Corp. - Class B	2,613
Therapeutics - 0.4%
3,000	Gilead Sciences, Inc.*	182,610
Tobacco - 1.3%
6,100	Altria Group, Inc.	441,274
1,600	Reynolds American, Inc.	161,808
1,100	UST, Inc.	42,834
		645,916
Tools - Hand Held - 0.2%
2,400	Snap-On, Inc.	96,312
Toys - 0%
400	Mattel, Inc.	6,600

Shares or Principal Amount		Value
Transportation - Railroad - 1.5%
4,800	Burlington Northern Santa Fe Corp.	$384,576
2,200	CSX Corp.	117,766
300	Norfolk Southern Corp.	14,952
2,700	Union Pacific Corp.	238,842
		756,136
Travel Services - 0.1%
1,700	Sabre Group Holdings, Inc.	41,650
Web Portals/Internet Service Providers - 0%
500	Yahoo!, Inc.*	17,170
Wireless Equipment - 0.4%
2,900	Motorola, Inc.	65,859
3,200	QUALCOMM, Inc.	153,472
		219,331
Total Common Stock (cost $46,308,598)		50,225,373
Repurchase Agreement - 1.0%
$500,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $500,063 collateralized by $4,469,084 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $510,001 (cost $500,000)	500,000
Total Investments (total cost $46,808,598) – 98.8%		50,725,373
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		597,758
Net Assets – 100%		$51,323,131

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$105,414	0.2%
Cayman Islands	415,602	0.8%
Netherlands	140,195	0.3%
United States††	50,064,162	98.7%
Total	$50,725,373	100.0%

†† Includes Short-Term Securities (97.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 75

Janus Adviser Risk-Managed Value Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

The Janus Adviser Risk-Managed Value Fund began operations on December 30, 2005, and therefore has only one month of performance to report. For the period ended January 31, 2006, Janus Adviser Risk-Managed Value Fund's S Shares returned 3.60%. This compares to a 3.88% gain by the Russell 1000® Value Index, the Fund's benchmark, over the same period.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well even though we slightly lagged the benchmark during the short since-inception period. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Fund perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Value Fund.

Effective February 28, 2006, Janus Adviser Risk-Managed Value Fund will change its name to Janus Adviser INTECH Risk-Managed Value Fund.

Top 10 Equity Holdings – (% of Net Assets)

January 31, 2006
Exxon Mobil Corp.	4.3%
Pfizer, Inc.	3.4%
General Electric Co.	3.3%
Bank of America Corp.	2.5%
Citigroup, Inc.	2.4%
AT&T, Inc.	1.5%
Verizon Communications, Inc.	1.5%
Chevron Corp.	1.4%
JP Morgan Chase & Co.	1.2%
Loews Corp.	1.2%

76 Janus Adviser Series January 31, 2006

(unaudited)

Cumulative Total Return – for the period ended January 31, 2006

Since Inception*
Janus Adviser Risk-Managed Value Fund - A Shares NAV	3.70%
MOP	(2.36)%
Janus Adviser Risk-Managed Value Fund - C Shares NAV	3.60%
LOAD	2.56%
Janus Adviser Risk-Managed Value Fund - I Shares	3.70%
Janus Adviser Risk-Managed Value Fund - R Shares	3.60%
Janus Adviser Risk-Managed Value Fund - S Shares	3.60%
Russell 1000® Value Index	3.88%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class I, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from December 30, 2005 to January 31, 2006 without the effect of any fee and expense limitations or waivers.

*The Fund's inception date - December 30, 2005

Janus Adviser Series January 31, 2006 77

Janus Adviser Risk-Managed Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (12/30/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (12/30/05-1/31/06)*
Actual	$1,000.00	$1,037.00	$0.78
Hypothetical (5% return before expenses)	$1,000.00	$1,003.75	$0.77
Expense Example - C Shares	Beginning Account Value (12/30/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (12/30/05-1/31/06)*
Actual	$1,000.00	$1,036.00	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,003.07	$1.45
Expense Example - I Shares	Beginning Account Value (12/30/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (12/30/05-1/31/06)*
Actual	$1,000.00	$1,037.00	$0.55
Hypothetical (5% return before expenses)	$1,000.00	$1,003.98	$0.54
Expense Example - R Shares	Beginning Account Value (12/30/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (12/30/05-1/31/06)*
Actual	$1,000.00	$1,036.00	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,003.30	$1.22
Expense Example - S Shares	Beginning Account Value (12/30/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (12/30/05-1/31/06)*
Actual	$1,000.00	$1,036.00	$1.01
Hypothetical (5% return before expenses)	$1,000.00	$1,003.53	$1.00

*Expenses paid reflect only the inception period (December 30, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 0.60% for I Shares, 1.35% for R Shares, and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 33/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

78 Janus Adviser Series January 31, 2006

Janus Adviser Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.7%
Advertising Agencies - 0%
200	Interpublic Group of Companies, Inc.*	$2,020
Advertising Sales - 0.1%
200	Lamar Advertising Co.*	9,184
Aerospace and Defense - 0.5%
100	General Dynamics Corp.	11,636
300	Northrop Grumman Corp.	18,639
800	Raytheon Co.	32,776
		63,051
Aerospace and Defense - Equipment - 0.1%
100	Alliant Techsystems, Inc.*	7,750
Agricultural Chemicals - 0.3%
500	Monsanto Co.	42,305
Agricultural Operations - 0.2%
900	Archer-Daniels-Midland Co.	28,350
Airlines - 0%
200	Southwest Airlines Co.	3,292
Apparel Manufacturers - 0.4%
300	Polo Ralph Lauren Corp.	16,992
500	V. F. Corp.	27,740
		44,732
Appliances - 0.1%
200	Whirlpool Corp.	16,136
Applications Software - 0.1%
1,300	Siebel Systems, Inc.	13,793
Athletic Footwear - 0.2%
500	Reebok International, Ltd.	29,495
Auction House - Art Dealer - 0.2%
1,200	Adesa, Inc.	30,720
Automotive - Truck Parts and Equipment - Original - 0.1%
100	Autoliv, Inc.	4,899
100	Borg-Warner Automotive, Inc.	5,513
		10,412
Batteries and Battery Systems - 0%
100	Energizer Holdings, Inc.*	5,411
Beverages - Non-Alcoholic - 0.9%
1,100	Coca-Cola Co.	45,518
2,600	Coca-Cola Enterprises, Inc.	51,324
100	Pepsi Bottling Group, Inc.	2,900
700	PepsiAmericas, Inc.	17,143
		116,885
Beverages - Wine and Spirits - 0.1%
100	Brown-Forman Corp. - Class B	7,092
300	Constellation Brands, Inc. - Class A*	8,007
		15,099
Broadcast Services and Programming - 0.6%
700	Clear Channel Communications, Inc.*	20,489
1,400	Discovery Holding Co. - Class A*	21,224
1,400	Liberty Global, Inc. - Class A*	29,960
		71,673
Building - Residential and Commercial - 0.4%
100	Centex Corp.	7,139
200	KB Home	15,240

Shares or Principal Amount		Value
Building - Residential and Commercial - (continued)
100	Pulte Homes, Inc.	$3,990
600	Standard Pacific Corp.	23,340
		49,709
Building and Construction Products - Miscellaneous - 0.1%
200	Vulcan Materials Co.	14,376
Building Products - Cement and Aggregate - 0.3%
400	Lafarge North America, Inc.	24,648
100	Martin Marietta Materials, Inc.	8,478
		33,126
Cable Television - 0.4%
1,600	Comcast Corp. - Class A*	44,512
Casino Hotels - 0.5%
800	Harrah's Entertainment, Inc.	58,880
Chemicals - Diversified - 0.4%
100	Celanese Corp. - Class A	2,047
100	Dow Chemical Co.	4,230
1,100	E.I. du Pont de Nemours and Co.	43,065
100	Huntsman Corp.*	2,162
100	Lyondell Chemical Co.	2,401
		53,905
Chemicals - Specialty - 0.8%
400	Ashland, Inc.	26,368
100	Cabot Corp.	3,922
500	Eastman Chemical Co.	24,105
900	Lubrizol Corp.	41,166
		95,561
Coal - 0.5%
500	Arch Coal, Inc.	43,360
200	CONSOL Energy, Inc.	14,580
		57,940
Coatings and Paint Products - 0%
100	Valspar Corp.	2,722
Commercial Banks - 2.0%
300	AmSouth Bancorporation	8,283
600	Bank of Hawaii Corp.	31,326
300	BB&T Corp.	11,712
200	Colonial BancGroup, Inc.	4,980
100	Commerce Bancorp, Inc.	3,344
600	Commerce Bancshares, Inc.	30,330
100	Compass Bancshares, Inc.	4,872
200	First Horizon National Corp.	7,574
200	Fulton Financial Corp.	3,590
300	International Bancshares Corp.	8,775
400	M&T Bank Corp.	43,320
200	Marshall & Ilsley Corp.	8,388
300	Mercantile Bankshares Corp.	11,385
200	North Fork Bancorporation, Inc.	5,144
800	Regions Financial Corp.	26,544
600	Sky Financial Group, Inc.	15,432
200	TD Banknorth, Inc.	5,796
300	Whitney Holding Corp.	9,870
200	Zions Bancorporation*	15,814
		256,479
Commercial Services - 0.1%
200	Convergys Corp.*	3,440
1,100	ServiceMaster Co.	14,234
		17,674

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 79

Janus Adviser Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Commercial Services - Finance - 0.3%
900	Deluxe Corp.	$24,102
500	Equifax, Inc.	19,160
		43,262
Computer Services - 0.3%
700	Ceridian Corp.*	17,276
100	Electronic Data Systems Corp.	2,519
800	Reynolds and Reynolds Co.	22,720
		42,515
Computers - 0.8%
2,300	Hewlett-Packard Co.	71,714
300	IBM Corp.	24,390
		96,104
Computers - Integrated Systems - 0%
100	NCR Corp.*	3,715
Computers - Memory Devices - 0.2%
300	SanDisk Corp.*	20,208
Consumer Products - Miscellaneous - 0.5%
500	Clorox Co.	29,925
600	Scotts Miracle-Gro Co. - Class A*	29,700
		59,625
Containers - Metal and Glass - 0%
100	Ball Corp.	4,050
Containers - Paper and Plastic - 0.2%
100	Bemis Company, Inc.	3,052
200	Sealed Air Corp.*	11,054
500	Sonoco Products Co.	15,485
		29,591
Cosmetics and Toiletries - 0.4%
900	Colgate-Palmolive Co.	49,401
Data Processing and Management - 0.1%
300	Fair Issac Corp.	13,296
Distribution/Wholesale - 0.6%
1,600	Genuine Parts Co.	68,048
100	W.W. Grainger, Inc.	7,093
		75,141
Diversified Financial Services - 0.2%
500	Morgan Stanley*	30,725
Diversified Operations - 3.9%
100	Carlisle Companies, Inc.	6,941
12,700	General Electric Co.	415,925
100	Honeywell International, Inc.	3,842
100	ITT Industries, Inc.	10,250
100	Pentair, Inc.	3,840
100	SPX Corp.	4,771
300	Teleflex, Inc.	18,921
300	Textron, Inc.	25,338
		489,828
Drug Delivery Systems - 0.2%
700	Hospira, Inc.*	31,325
E-Commerce/Services - 0.3%
700	Expedia, Inc.*	18,214
600	IAC/InterActiveCorp*	17,412
		35,626

Shares or Principal Amount		Value
Electric - Integrated - 6.9%
200	Allegheny Energy, Inc.*	$6,958
500	Ameren Corp.	25,380
300	American Electric Power Company, Inc.	11,196
100	CenterPoint Energy, Inc.	1,278
300	Cinergy Corp.	13,035
300	CMS Energy Corp.*	4,341
500	Consolidated Edison, Inc.	23,505
600	Constellation Energy Group, Inc.	34,962
600	Dominion Resources, Inc.	45,318
500	DPL, Inc.	12,820
1,100	DTE Energy Co.	46,420
400	Duke Energy Corp.	11,340
1,200	Edison International	52,584
300	Energy East Corp.	7,455
500	Entergy Corp.	34,755
1,200	Exelon Corp.	68,904
1,000	FirstEnergy Corp.	50,100
700	FPL Group, Inc.	29,253
800	Great Plains Energy, Inc.	22,824
300	MDU Resources Group, Inc.	10,860
1,000	NSTAR	28,740
400	OGE Energy Corp.	10,860
1,300	Pepco Holdings, Inc.	29,913
1,100	PG&E Corp.	41,041
100	Pinnacle West Capital Corp.	4,261
700	PPL Corp.	21,091
1,400	Public Service Enterprise Group, Inc.	97,468
300	Puget Energy, Inc.	6,327
600	SCANA Corp.	24,102
900	Southern Co.	31,320
900	TECO Energy, Inc.	15,372
600	WPS Resources Corp.	33,648
1,100	Xcel Energy, Inc.	21,362
		878,793
Electric Products - Miscellaneous - 0.1%
100	Emerson Electric Co.	7,745
Electronic Components - Semiconductors - 0.2%
200	Freescale Semiconductor, Inc. - Class B*	5,050
600	Intersil Corp. - Class A	17,436
400	Micron Technology, Inc.*	5,872
		28,358
Electronic Design Automation - 0.3%
300	Cadence Design Systems, Inc.*	5,298
1,500	Synopsys, Inc.*	33,165
		38,463
Electronic Measuring Instruments - 0.1%
500	Agilent Technologies, Inc.*	16,955
Electronic Parts Distributors - 0.4%
600	Arrow Electronics, Inc.*	20,616
1,000	Avnet, Inc.*	24,450
		45,066
Electronics - Military - 0.1%
100	L-3 Communications Holdings, Inc.	8,102
Engineering - Research and Development Services - 0.1%
100	Jacobs Engineering Group, Inc.*	8,337
Engines - Internal Combustion - 0.1%
100	Cummins, Inc.*	9,730

See Notes to Schedules of Investments and Financial Statements.

80 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Enterprise Software/Services - 0.4%
1,300	BMC Software, Inc.*	$28,730
200	Computer Associates International, Inc.	5,460
1,000	Sybase, Inc.*	21,590
		55,780
Fiduciary Banks - 0.3%
100	Mellon Financial Corp.	3,527
200	Northern Trust Corp.	10,442
300	State Street Corp.	18,138
200	Wilmington Trust Corp.	8,300
		40,407
Filtration and Separations Products - 0%
100	Pall Corp.	2,880
Finance - Auto Loans - 0.1%
200	Westcorp	13,838
Finance - Credit Card - 0.3%
400	Capital One Financial Corp.	33,320
Finance - Investment Bankers/Brokers - 5.4%
700	A.G. Edwards, Inc.	33,299
100	Bear Stearns Companies, Inc.	12,646
6,600	Citigroup, Inc.	307,428
100	E*TRADE Financial Corp.*	2,379
300	Goldman Sachs Group, Inc.	42,375
3,900	JP Morgan Chase & Co.	155,025
700	Lehman Brothers Holdings, Inc.	98,315
200	Merrill Lynch & Company, Inc.	15,014
700	TD Ameritrade Holding Corp.*	14,168
		680,649
Finance - Mortgage Loan Banker - 0.5%
100	Countrywide Financial Corp.	3,344
1,100	Fannie Mae	63,734
		67,078
Financial Guarantee Insurance - 0.2%
300	MGIC Investment Corp.	19,803
Food - Canned - 0.1%
800	Del Monte Foods Co.*	8,552
Food - Confectionary - 0.3%
100	Hershey Foods Corp.	5,120
800	J.M. Smucker Co.	34,800
		39,920
Food - Dairy Products - 0.3%
1,100	Dean Foods Co.*	41,723
Food - Diversified - 0.8%
600	Campbell Soup Co.	17,958
500	ConAgra Foods, Inc.	10,365
700	General Mills, Inc.	34,027
600	Kellogg Co.	25,740
200	Kraft Foods, Inc. - Class A	5,888
200	Sara Lee Corp.	3,656
		97,634
Food - Meat Products - 0.4%
800	Hormel Foods Corp.	26,824
800	Smithfield Foods, Inc.*	21,472
400	Tyson Foods, Inc. - Class A	5,732
		54,028

Shares or Principal Amount		Value
Food - Retail - 0.4%
400	Kroger Co.*	$7,360
1,600	Safeway, Inc.*	37,504
		44,864
Food - Wholesale/Distribution - 0.1%
300	Supervalu, Inc.	9,579
Forestry - 0.1%
200	Weyerhaeuser Co.*	13,952
Gas - Distribution - 1.1%
600	AGL Resources, Inc.	21,468
100	Energen Corp.	3,902
100	KeySpan Corp.	3,592
100	NiSource, Inc.	2,053
1,200	ONEOK, Inc.	33,912
800	Sempra Energy Co.	38,440
100	Southern Union Co.*	2,520
1,600	UGI Corp.	34,352
		140,239
Health Care Cost Containment - 0.4%
1,000	McKesson Corp.	53,000
Home Decoration Products - 0.3%
1,700	Newell Rubbermaid, Inc.	40,188
Hospital Beds and Equipment - 0.2%
400	Hillenbrand Industries, Inc.	19,688
Hotels and Motels - 0.2%
500	Starwood Hotels & Resorts Worldwide, Inc.	30,405
Independent Power Producer - 0.3%
900	NRG Energy, Inc.*	43,443
Industrial Gases - 0.1%
100	Air Products and Chemicals, Inc.	6,169
100	Airgas, Inc.	3,878
100	Praxair, Inc.	5,268
		15,315
Instruments - Controls - 0.1%
200	Thermo Electron Corp.*	6,728
Instruments - Scientific - 0.1%
300	Applera Corp. - Applied Biosystems Group	8,502
100	Fisher Scientific International, Inc.*	6,687
		15,189
Insurance Brokers - 0.9%
1,700	Aon Corp.	58,174
100	Arthur J. Gallagher & Co.	2,916
300	Erie Indemnity Co. - Class A	15,900
1,300	Marsh & McLennan Companies, Inc.	39,507
		116,497
Internet Financial Services - 0.1%
400	IndyMac Bancorp, Inc.	16,344
Internet Security - 0%
100	CheckFree Corp.*	5,182
Investment Companies - 0.3%
500	Allied Capital Corp.	14,255
800	American Capital Strategies, Ltd.	28,440
		42,695
Investment Management and Advisory Services - 0%
100	Federated Investors, Inc. - Class B	3,861

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 81

Janus Adviser Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Life and Health Insurance - 1.9%
700	AFLAC, Inc.	$32,865
500	CIGNA Corp.	60,800
900	Conseco, Inc.*	21,933
200	Jefferson-Pilot Corp.	11,666
200	Lincoln National Corp.	10,906
100	Nationwide Financial Services, Inc. - Class A	4,256
400	Principal Financial Group, Inc.	18,864
100	Protective Life Corp.	4,495
700	Prudential Financial, Inc.	52,738
100	Torchmark Corp.	5,610
700	UnumProvident Corp.	14,231
		238,364
Medical - Biomedical and Genetic - 0.3%
100	Charles River Laboratories International, Inc.*	4,613
100	Chiron Corp.*	4,560
300	Invitrogen Corp.*	20,664
400	Millennium Pharmaceuticals, Inc.*	4,136
		33,973
Medical - Drugs - 5.7%
1,000	Abbott Laboratories	43,150
1,900	Bristol-Myers Squibb Co.	43,301
800	Eli Lilly and Co.	45,296
1,600	King Pharmaceuticals, Inc.*	30,000
2,600	Merck & Company, Inc.	89,700
17,000	Pfizer, Inc.	436,560
800	Wyeth	37,000
		725,007
Medical - Generic Drugs - 0.7%
1,800	Mylan Laboratories, Inc.	35,460
1,600	Watson Pharmaceuticals, Inc.*	52,944
		88,404
Medical - HMO - 1.4%
700	Aetna, Inc.	67,760
700	Health Net, Inc.*	34,559
100	Humana, Inc.*	5,577
100	Sierra Health Services, Inc.*	3,962
900	WellPoint, Inc.*	69,120
		180,978
Medical - Hospitals - 0.3%
200	Community Health Care Corp.*	7,278
200	Health Management Associates, Inc. - Class A	4,204
500	Triad Hospitals, Inc.*	20,530
200	Universal Health Services, Inc. - Class B	9,502
		41,514
Medical - Wholesale Drug Distributors - 0.9%
700	AmerisourceBergen Corp.	30,548
1,200	Cardinal Health, Inc.	86,448
		116,996
Metal Processors and Fabricators - 0.1%
300	Precision Castparts Corp.	14,985
Multi-Line Insurance - 3.3%
1,800	Allstate Corp.	93,690
300	American Financial Group, Inc.	11,286
400	American International Group, Inc.	26,184
300	Assurant, Inc.	13,776

Shares or Principal Amount		Value
Multi-Line Insurance - (continued)
100	Cincinnati Financial Corp.	$4,554
100	Genworth Financial, Inc. - Class A	3,276
200	Hanover Insurance Group, Inc.	9,690
400	Hartford Financial Services Group, Inc.	32,892
800	HCC Insurance Holdings, Inc.	24,848
1,500	Loews Corp.	148,035
900	MetLife, Inc.	45,144
225	Old Republic International Corp.	4,826
		418,201
Multimedia - 1.1%
1,000	Belo Corp. - Class A	22,810
2,900	News Corporation, Inc. - Class A	45,704
1,100	Time Warner, Inc.*	19,283
300	Viacom, Inc. - Class B*	12,444
1,400	Walt Disney Co.	35,434
		135,675
Non-Hazardous Waste Disposal - 0.2%
700	Republic Services, Inc.	26,495
Office Automation and Equipment - 0%
100	Xerox Corp.*	1,431
Office Supplies and Forms - 0.1%
200	Avery Dennison Corp.	11,948
Oil - Field Services - 0.1%
200	Tidewater, Inc.	11,684
Oil and Gas Drilling - 0.3%
100	ENSCO International, Inc.	5,112
200	Helmerich & Payne, Inc.	15,672
200	Pride International, Inc.*	7,062
100	Rowan Companies, Inc.	4,483
		32,329
Oil Companies - Exploration and Production - 2.7%
300	Anadarko Petroleum Corp.	32,346
300	Apache Corp.	22,659
700	Burlington Resources, Inc.	63,882
500	Chesapeake Energy Corp.	17,520
800	Devon Energy Corp.	54,568
500	Forest Oil Corp.*	25,750
700	Kerr-McGee Corp.	77,273
400	Newfield Exploration Co.*	20,960
100	Noble Energy, Inc.	4,628
400	Pioneer Natural Resources Co.	21,240
100	Pogo Producing Co.	5,999
		346,825
Oil Companies - Integrated - 8.4%
400	Amerada Hess Corp.	61,920
3,000	Chevron Corp.	178,140
2,000	ConocoPhillips	129,400
8,700	Exxon Mobil Corp.	545,926
800	Marathon Oil Corp.	61,496
926	Occidental Petroleum Corp.	90,479
		1,067,361
Oil Field Machinery and Equipment - 0.4%
300	Cooper Cameron Corp.*	14,517
500	National-Oilwell Varco, Inc.*	38,035
		52,552

See Notes to Schedules of Investments and Financial Statements.

82 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Oil Refining and Marketing - 1.2%
400	Sunoco, Inc.	$38,080
100	Tesoro Corp.	7,247
1,700	Valero Energy Corp.	106,131
		151,458
Optical Supplies - 0.1%
100	Bausch & Lomb, Inc.	6,755
Paper and Related Products - 0.3%
100	MeadWestvaco Corp.	2,669
400	Rayonier, Inc.	17,100
400	Temple-Inland, Inc.	18,760
		38,529
Pharmacy Services - 1.2%
500	Caremark Rx, Inc.*	24,650
1,000	Medco Health Solutions, Inc.*	54,100
1,400	Omnicare, Inc.	69,580
		148,330
Photo Equipment and Supplies - 0%
100	Eastman Kodak Co.	2,510
Pipelines - 0.8%
200	Equitable Resources, Inc.	7,380
100	Kinder Morgan, Inc.	9,625
300	National Fuel Gas Co.	9,870
800	Questar Corp.	65,184
100	Western Gas Resources, Inc.	4,750
		96,809
Property and Casualty Insurance - 2.9%
200	Chubb Corp.	18,870
100	Commerce Group, Inc.	5,390
1,300	Fidelity National Financial, Inc.	51,311
1,200	First American Corp.	56,184
100	Markel Corp.*	33,400
200	Progressive Corp.	21,008
1,100	SAFECO Corp.	57,475
1,600	St. Paul Travelers Companies, Inc.	72,608
1,000	W. R. Berkley Corp.	49,400
		365,646
Publishing - Newspapers - 0.5%
400	Gannett Company, Inc.	24,720
400	Knight-Ridder, Inc.	24,900
100	McClatchy Co. - Class A	5,650
200	Tribune Co.	5,802
		61,072
Racetracks - 0%
100	International Speedway Corp. - Class A	4,725
Radio - 0%
400	Westwood One, Inc.	5,996
Reinsurance - 0.1%
300	Transatlantic Holdings, Inc.	19,005
REIT - Apartments - 0.6%
200	Apartment Investment & Management Co.- Class A	8,504
300	Archstone-Smith Trust, Inc.	14,058
200	Avalonbay Communities, Inc.	19,896
100	BRE Properties, Inc. - CLASS A	4,990
100	Camden Property Trust, Inc.	6,510
200	Equity Residential Properties Trust	8,482

Shares or Principal Amount		Value
REIT - Apartments - (continued)
100	Essex Property Trust, Inc.	$9,938
200	United Dominion Realty Trust, Inc.	5,082
		77,460
REIT - Diversified - 0.2%
100	Crescent Real Estate Equities, Inc.	2,119
200	Vornado Realty Trust	17,668
		19,787
REIT - Health Care - 0%
100	Heath Care REIT, Inc.	3,719
REIT - Hotels - 0%
300	Host Marriott Corp.	5,985
REIT - Mortgages - 0%
400	Annaly Mortgage Management, Inc.	4,972
REIT - Office Property - 0.9%
700	American Financial Realty Trust	8,701
100	Arden Realty, Inc.	4,517
200	Boston Properties, Inc.	15,652
500	CarrAmerica Realty Corp.	18,400
400	Equity Office Properties Trust	12,728
1,700	HRPT Properties Trust	18,241
300	SL Green Realty Corp.	25,212
200	Trizec Properties, Inc.	4,658
		108,109
REIT - Regional Malls - 0.5%
300	CBL & Associates Properties, Inc.	12,696
200	General Growth Properties, Inc.	10,320
200	Macerich Co.	14,514
300	Simon Property Group, Inc.	24,852
		62,382
REIT - Shopping Centers - 0.5%
300	Federal Realty Investment Trust	20,046
400	Pan Pacific Retail Properties, Inc.	27,680
200	Regency Centers Corp.	12,890
		60,616
REIT - Storage - 0.2%
100	Public Storage, Inc.	7,257
300	Shurgard Storage Centers, Inc.	18,090
		25,347
REIT - Warehouse and Industrial - 0.1%
100	AMB Property Corp.	5,220
100	ProLogis	5,122
		10,342
Rental Auto/Equipment - 0%
100	Rent-A-Center, Inc.*	2,050
Retail - Apparel and Shoe - 0.2%
400	AnnTaylor Stores Corp.*	13,328
100	Claire's Stores, Inc.	3,166
200	Foot Locker, Inc.	4,544
		21,038
Retail - Automobile - 0.1%
300	Auto Nation, Inc.*	6,687
Retail - Bookstore - 0.1%
400	Barnes & Noble, Inc.*	16,968
Retail - Consumer Electronics - 0%
100	Circuit City Stores, Inc.	2,521

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 83

Janus Adviser Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Retail - Discount - 0.1%
300	Costco Wholesale Corp.	$14,967
Retail - Jewelry - 0.1%
500	Tiffany & Co.	18,850
Retail - Major Department Stores - 0.6%
800	J.C. Penney Company, Inc.	44,640
900	Saks, Inc.*	17,379
100	Sears Holdings Corp.*	12,144
		74,163
Retail - Office Supplies - 0.5%
1,800	Office Depot, Inc.*	59,670
100	OfficeMax, Inc.	2,857
		62,527
Retail - Regional Department Stores - 0.2%
400	Federated Department Stores, Inc.	26,652
Retail - Restaurants - 0.2%
100	CBRL Group, Inc.	4,390
300	Wendy's International, Inc.	17,685
		22,075
Savings/Loan/Thrifts - 0.7%
100	Astoria Financial Corp.	2,880
600	Golden West Financial Corp.	42,372
1,200	New York Community Bancorp, Inc.	20,472
100	Sovereign Bancorp, Inc.	2,180
500	Washington Mutual, Inc.	21,160
		89,064
Super-Regional Banks - 5.7%
7,100	Bank of America Corp.	314,033
200	Huntington Bancshares, Inc.	4,640
600	KeyCorp	21,234
200	National City Corp.	6,836
200	PNC Bank Corp.	12,972
500	SunTrust Banks, Inc.	35,725
2,900	U.S. Bancorp	86,739
1,900	Wachovia Corp.	104,177
2,200	Wells Fargo & Co.	137,192
		723,548
Telecommunication Equipment - 0.2%
500	ADC Telecommunications, Inc.*	12,680
200	Andrew Corp.*	2,594
100	Comverse Technology, Inc.*	2,739
200	Scientific-Atlanta, Inc.	8,552
		26,565
Telecommunication Services - 0.1%
400	Telewest Global, Inc.*	9,320
Telephone - Integrated - 5.1%
1,000	ALLTEL Corp.	60,030
7,600	AT&T, Inc.	197,220
2,900	BellSouth Corp.	83,433
100	CenturyTel, Inc.	3,330
3,000	Citizens Communications Co.	36,810
3,800	Sprint Nextel Corp.	86,982
5,844	Verizon Communications, Inc.	185,021
		652,826
Television - 0.1%
300	CBS Corp. - Class B	7,839

Shares or Principal Amount		Value
Tobacco - 1.4%
1,400	Altria Group, Inc.	$101,276
500	Loews Corp.- Carolina Group	23,060
400	Reynolds American, Inc.	40,452
300	UST, Inc.	11,682
		176,470
Tools - Hand Held - 0.3%
800	Snap-On, Inc.	32,104
100	Stanley Works	4,904
		37,008
Toys - 0.1%
100	Hasbro, Inc.	2,120
1,000	Mattel, Inc.	16,500
		18,620
Transportation - Marine - 0.2%
500	Alexander & Baldwin, Inc.	26,285
Transportation - Railroad - 1.2%
1,000	Burlington Northern Santa Fe Corp.	80,120
300	CSX Corp.	16,059
200	Norfolk Southern Corp.	9,968
500	Union Pacific Corp.	44,230
		150,377
Transportation - Services - 0.1%
500	Laidlaw International, Inc.	13,600
Travel Services - 0.1%
300	Sabre Group Holdings, Inc.	7,350
Water - 0.4%
1,600	Aqua America, Inc.	45,056
Wireless Equipment - 0.4%
300	American Tower Corp. - Class A*	9,282
600	Crown Castle International Corp.*	18,978
1,000	Motorola, Inc.	22,710
		50,970
Total Common Stock (cost $11,798,395)		12,161,606
Repurchase Agreement - 0.8%
$100,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06; to be repurchased at $100,013; collateralized by $893,817; in U.S. Government Agencies; 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $102,000 (cost $100,000)	100,000
Total Investments (total cost $11,898,395) – 96.5%		12,261,606
Cash, Receivables and Other Assets, net of Liabilities – 3.5%		443,329
Net Assets – 100%		$12,704,935

Summary of Investments by Country

Country	Value	% of Investment Securities
United States††	$12,261,606	100.0%
Total	$12,261,606	100.0%

††Includes Short-Term Securities (99.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

84 Janus Adviser Series January 31, 2006

Janus Adviser Mid Cap
Value Fund (unaudited)

Managed by Perkins,
Wolf, McDonnell and
Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

Janus Adviser Mid Cap Value Fund's S Shares advanced 6.60% for the six months ended January 31, 2006. By comparison, the Fund's benchmark, the Russell Midcap® Value Index, returned 6.32%, and the Russell Midcap® Index gained 8.27%.

A combination of community and regional banks lifted the Fund's smaller-than-the-benchmark stake in bank holdings, and our long-term significant overweight position in the energy sector bolstered returns as well. Conversely, disappointing returns from stocks within the insurance and telecommunications sectors restrained the Fund's performance. Within the insurance group, our stock selection versus the benchmark suffered as our focus on high quality reinsurers proved challenging in the wake of last fall's hurricanes. Our higher-than-normal cash levels also reduced returns.

Strategy in This Environment

Mid-cap value stocks saw respectable gains during the period despite market headwinds including historically high stock valuations and a steady tightening of the Federal Reserve's monetary policy. At the same time, volatile oil prices and fevered real estate markets continued to fuel fears of retrenchment in consumer demand. In the meantime, earnings comparisons remained strong.

While growth-oriented names and riskier stocks gained in popularity, companies displaying classic value characteristics also did well. As investors bid prices higher, however, risk/reward profiles continued to stray from our targets. Because we try not to pursue investments in which the perceived downside risk outweighs the upside potential, replacing holdings that reached our price objectives proved an arduous task. In spite of the short-term challenges, we continued to maintain our discipline, which has proven to be the key to our long-term investment success and resulted in solid Fund performance during the period.

Fund Composition

The Fund was 85.9% invested in equities, with foreign stocks accounting for 4.7% of our total net assets as of January 31, 2006. The Fund's top 10 equity holdings represented 16.4% of its total net assets and we held 14.1% of total net assets in cash.

Energy Holdings and an Asset Manager Lifted Performance

Energy was the best-performing sector for much of the period, rewarding our decision to maintain a multi-year overweight stake relative to the benchmark. We continued to favor exploration and production (E&P) companies over their oil services peers, as we did not believe that these stocks fully reflected long-term normalized commodity prices. We eliminated some of our holdings such as Pioneer Natural Resources and Unocal, which reached our price targets. We reinvested proceeds from these sales and reinitiated positions in Forest Oil and Murphy Oil. Leading gainers in the energy space included Newfield Exploration and Production and Arch Coal, which appreciated amid steadily climbing demand for coal-fueled electric generation.

Top contributors to performance included asset manager Alliance Capital, which offers a dividend yield of over 5% and has a broadly based product lineup that we believe is well positioned for growth, and railroad operator Norfolk Southern, which saw increased revenues due to solid fuel cost recovery efforts and a positive pricing environment.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Alliance Capital Management Holding L.P.	2.8%	1.4%
Old Republic International Corp.	2.1%	1.2%
Berkshire Hathaway, Inc. - Class B	2.0%	1.2%
Norfolk Southern Corp.	1.5%	–
Noble Energy, Inc.	1.4%	1.1%
Anadarko Petroleum Corp.	1.4%	1.4%
IPC Holdings, Ltd.	1.4%	0.8%
Union Pacific Corp.	1.3%	0.6%
DPL, Inc.	1.3%	1.1%
Mellon Financial Corp.	1.2%	1.3%

Janus Adviser Series January 31, 2006 85

Janus Adviser Mid Cap Value Fund (unaudited)

Hindering Results Were Holdings in the Auto Supply and Insurance Groups

Weighing significantly on performance was our long-term holding in the high-quality Bermuda-based reinsurer IPC Holdings, which sagged as property and casualty insurance claims stemming from Hurricanes Katrina and Rita resulted in large underwriting losses. However, our confidence in the long-term potential of this company prompted us to use the decline as a buying opportunity and we increased our position.

Meanwhile, slowing sales in the automobile industry were felt by auto suppliers, tripping up interior fabricator Lear and tire maker Cooper Tire & Rubber. While we eliminated our position in Lear as a result, we increased our position in Cooper Tire & Rubber, convinced that its long-term outlook remains solid.

Investment Strategy and Outlook

We're pleased with the Fund's solid absolute performance given our somewhat cautious portfolio positioning and our investment strategy of emphasizing stocks offering what we believe to be attractive risk/reward profiles. Our sensitivity to risk has been heightened in recent years, as we have seen the damaging impact of excessively negative declines on long-term returns for the Fund and markets in general. Stock valuations have come down as earnings gains have outpaced stock prices; however, we believe valuations remain at above-average levels and could be vulnerable to reduced fiscal and monetary stimuli and geopolitical disturbances.

Additionally, there remains a general sense of complacency among investors, as reflected in historically low levels of the market's volatility index. If the lower volatility were to be upset, we are concerned that the extensive use of derivatives could exacerbate any resulting problems. Beyond that, the market rebound since the autumn 2002 low has been equal in magnitude and longer in duration than the median 20th century bull market. Given this, we are even more sensitive to not stretching the investment discipline that has been the key to our long-term success.

We maintain a higher cash level than normal because we choose not to take on an inordinate amount of risk without adequate reward potential. However, if and when we find attractive opportunities, we will become more fully invested. We recognize that this committed approach can sometimes result in short-term underperformance in a momentum-driven market, but our focus remains on the long-term, not on short-term results.

We are witnessing an increasing blurring in the valuation differentials between growth and value stocks on one hand, and large- and small-caps on the other. As a result, the average capitalization of stocks in the Fund is somewhat larger than it was entering the period. Additionally, we are finding more opportunities in several fallen and undervalued growth stocks. Given these trends, the Fund's flexible charter continues to work in our favor, allowing us to invest in a wide range of capitalizations and industries and to seek values wherever we find them. Through this disciplined and opportunistic approach, we will strive to deliver consistent strong long-term returns relative to our benchmark. Our ambitious goal is to be an all weather Fund, in essence to provide shareholders with relatively consistent performance regardless of the short-term style preference of the market.

Thank you for your continued investment in Janus Adviser Mid Cap Value Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

86 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Adviser Mid Cap Value Fund - A Shares NAV	6.65%	17.94%	21.62%
MOP	0.53%	11.14%	19.34%
Janus Adviser Mid Cap Value Fund - C Shares NAV	6.31%	17.12%	21.17%
LOAD	5.28%	15.99%
Janus Adviser Mid Cap Value Fund - I Shares	5.27%	17.67%	21.62%
Janus Adviser Mid Cap Value Fund - R Shares	6.38%	17.35%	21.09%
Janus Adviser Mid Cap Value Fund - S Shares	6.60%	17.67%	21.62%
Russell Midcap® Value Index	6.32%	20.33%	25.34%
Lipper Ranking - S Shares based on total returns for Mid-Cap Value Funds	N/A**	134/251	136/209

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

*The Fund's inception date - December 31, 2002

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 87

Janus Adviser Mid Cap Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,066.50	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Expense Example – C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,063.10	$9.05
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Expense Example – I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,052.70	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,063.80	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,066.00	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*Expenses are equal to the annualized expense ratio of 1.00% for A Shares, 1.74% for C Shares, 1.49% for R Shares and 1.24% for the S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ration of 0.79% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

88 Janus Adviser Series January 31, 2006

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 85.9%
Advertising Agencies - 0.4%
12,000	Omnicom Group, Inc.	$981,480
Apparel Manufacturers - 0.6%
40,000	Jones Apparel Group, Inc.	1,251,200
Automotive - Truck Parts and Equipment - Original - 0.8%
24,000	Magna International, Inc. - Class A (U.S. Shares)	1,776,000
Beverages - Wine and Spirits - 0.3%
9,000	Brown-Forman Corp. - Class B	638,280
Brewery - 0.6%
20,700	Molson Coors Brewing Co. - Class B#	1,293,750
Broadcast Services and Programming - 0.5%
120,000	Liberty Media Corp. - Class A*	1,003,200
Building - Residential and Commercial - 0.3%
16,200	Pulte Homes, Inc.	646,380
Chemicals - Diversified - 0.3%
14,800	Dow Chemical Co.	626,040
Chemicals - Specialty - 1.0%
50,000	Lubrizol Corp.	2,287,000
Coal - 0.5%
12,000	Arch Coal, Inc.#	1,040,640
Commercial Banks - 2.8%
35,000	Compass Bancshares, Inc.	1,705,200
17,000	HSBC Holdings PLC#	1,414,060
86,300	Synovus Financial Corp.	2,387,921
25,000	Valley National Bancorp#	585,500
		6,092,681
Commercial Services - 0.3%
54,000	ServiceMaster Co.	698,760
Commercial Services - Finance - 0.6%
55,000	H&R Block, Inc.	1,345,300
Computers - Integrated Systems - 0.7%
39,900	Diebold, Inc.	1,560,489
Containers - Metal and Glass - 0.9%
48,400	Ball Corp.	1,960,200
Cosmetics and Toiletries - 1.5%
29,200	Alberto-Culver Co.	1,293,560
40,000	Avon Products, Inc.	1,132,800
24,000	Estee Lauder Companies, Inc. - Class A	875,280
		3,301,640
Data Processing and Management - 1.0%
30,000	First Data Corp.	1,353,000
20,000	Fiserv, Inc.*	879,600
		2,232,600
Diagnostic Equipment - 0.2%
13,100	Cytyc Corp.*	394,310
Distribution/Wholesale - 1.5%
15,000	Genuine Parts Co.	637,950
45,000	Tech Data Corp.*	1,855,350
10,400	W.W. Grainger, Inc.	737,672
		3,230,972
Diversified Operations - 1.2%
37,000	Dover Corp.	1,699,410
33,400	Tyco International, Ltd. (U.S. Shares)	870,070
		2,569,480

Shares or Principal Amount		Value
Diversified Operations - Commercial Services - 0.3%
35,500	Cendant Corp.	$594,270
Electric - Integrated - 1.3%
110,000	DPL, Inc.	2,820,400
Electric Products - Miscellaneous - 0.3%
7,000	Emerson Electric Co.	542,150
Electronic Components - Miscellaneous - 0.7%
96,600	Flextronics International, Ltd. (U.S. Shares)*	1,010,436
39,700	Vishay Intertechnology, Inc.*	628,451
		1,638,887
Electronic Components - Semiconductors - 1.3%
58,400	QLogic Corp.*	2,316,728
18,000	Xilinx, Inc.	506,880
		2,823,608
Engineering - Research and Development Services - 0.2%
5,300	Jacobs Engineering Group, Inc.*	441,861
Fiduciary Banks - 2.0%
51,500	Bank of New York Company, Inc.	1,638,215
75,000	Mellon Financial Corp.	2,645,250
		4,283,465
Finance - Commercial - 0.4%
18,000	CIT Group, Inc.	960,120
Food - Confectionary - 0.8%
38,000	J.M. Smucker Co.	1,653,000
Food - Diversified - 1.1%
40,000	Corn Products International, Inc.	1,090,800
40,000	H.J. Heinz Co.	1,357,600
		2,448,400
Food - Wholesale/Distribution - 0.3%
22,200	Supervalu, Inc.	708,846
Forestry - 0.4%
25,000	Plum Creek Timber Company, Inc.	923,500
Hotels and Motels - 1.3%
17,200	Fairmont Hotels & Resorts, Inc. (U.S. Shares)*,#	760,068
84,300	Hilton Hotels Corp.	2,101,599
		2,861,667
Human Resources - 1.0%
40,000	Hewitt Associates, Inc. - Class A*	1,068,000
19,800	Manpower, Inc.	1,065,834
		2,133,834
Industrial Gases - 0.6%
22,000	Air Products and Chemicals, Inc.	1,357,180
Instruments - Scientific - 1.4%
25,000	Fisher Scientific International, Inc.*	1,671,750
32,000	Waters Corp.*	1,342,400
		3,014,150
Insurance Brokers - 0.5%
40,000	Arthur J. Gallagher & Co.#	1,166,400
Internet Infrastructure Equipment - 0.8%
53,000	Avocent Corp.*	1,763,310
Internet Security - 1.1%
70,200	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,519,128
50,000	Symantec Corp.*	919,000
		2,438,128

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 89

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Investment Management and Advisory Services - 4.0%
100,000	Alliance Capital Management Holding L.P.*,#	$6,044,000
14,000	Federated Investors, Inc. - Class B	540,540
94,700	Waddell & Reed Financial, Inc. - Class A	2,109,916
		8,694,456
Machinery - Farm - 0.8%
23,000	Deere & Co.	1,650,480
Medical - Biomedical and Genetic - 0.1%
2,500	Millipore Corp.*	171,950
Medical - Drugs - 0.2%
18,200	Endo Pharmaceuticals Holdings, Inc.*	522,340
Medical - Generic Drugs - 0.7%
100,000	Perrigo Co.	1,561,000
Medical - Hospitals - 0.8%
34,900	Health Management Associates, Inc. - Class A	733,598
35,000	LifePoint Hospitals, Inc.*	1,079,750
		1,813,348
Medical - Nursing Homes - 1.0%
55,000	Manor Care, Inc.	2,150,500
Medical Instruments - 0.9%
22,000	Beckman Coulter, Inc.	1,310,100
30,000	Boston Scientific Corp.*	656,100
		1,966,200
Medical Labs and Testing Services - 1.2%
43,200	Laboratory Corporation of America Holdings*	2,533,680
Medical Products - 1.5%
40,000	Biomet, Inc.	1,512,400
15,000	Cooper Companies, Inc.#	831,450
20,000	Henry Schein, Inc.*	932,800
		3,276,650
Medical Sterilization Products - 0.2%
15,000	Steris Corp.	405,000
Multi-Line Insurance - 2.1%
210,000	Old Republic International Corp.	4,504,500
Multimedia - 0.6%
25,300	McGraw-Hill Companies, Inc.	1,291,312
Networking Products - 0.8%
36,000	Foundry Networks, Inc.*	541,080
70,600	Juniper Networks, Inc.*	1,279,978
		1,821,058
Non-Hazardous Waste Disposal - 1.4%
20,000	Republic Services, Inc.	757,000
70,000	Waste Management, Inc.	2,210,600
		2,967,600
Office Automation and Equipment - 1.3%
35,000	Pitney Bowes, Inc.	1,495,900
99,000	Xerox Corp.*	1,416,690
		2,912,590
Oil - Field Services - 0.4%
20,000	BJ Services Co.	809,800
Oil Companies - Exploration and Production - 8.2%
28,000	Anadarko Petroleum Corp.	3,018,960
30,000	Cimarex Energy Co.*	1,366,800

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
42,700	Forest Oil Corp.*	$2,199,050
17,300	Houston Exploration Co.*	1,074,157
34,800	Murphy Oil Corp.	1,983,600
50,000	Newfield Exploration Co.*	2,620,000
68,300	Noble Energy, Inc.	3,160,924
12,300	St. Mary Land & Exploration Co.#	536,772
39,400	Stone Energy Corp.*,#	1,970,394
		17,930,657
Oil Companies - Integrated - 0.8%
23,000	Marathon Oil Corp.	1,768,010
Paper and Related Products - 2.3%
35,000	Potlatch Corp.*,#	1,793,050
35,000	Rayonier, Inc.	1,496,250
85,000	Smurfit-Stone Container Corp.*	1,087,150
11,600	Temple-Inland, Inc.	544,040
		4,920,490
Pharmacy Services - 0.3%
13,200	Omnicare, Inc.	656,040
Pipelines - 0.6%
27,300	Western Gas Resources, Inc.	1,296,750
Property and Casualty Insurance - 0.1%
5,000	Mercury General Corp.#	281,850
Publishing - Newspapers - 0.3%
25,000	Tribune Co.	725,250
Publishing - Periodicals - 0.3%
40,000	Reader's Digest Association, Inc.	635,600
Radio - 0.9%
90,000	Cox Radio, Inc. - Class A*,#	1,269,000
50,000	Westwood One, Inc.	749,500
		2,018,500
Reinsurance - 3.4%
1,500	Berkshire Hathaway, Inc. - Class B*	4,398,000
110,000	IPC Holdings, Ltd.#	2,998,600
		7,396,600
REIT - Apartments - 1.0%
47,300	Home Properties, Inc.	2,169,651
REIT - Health Care - 0.2%
18,000	Health Care Property Investors, Inc.	499,500
REIT - Office Property - 0.2%
15,000	BioMed Realty Trust, Inc.	402,450
REIT - Regional Malls - 0.2%
5,000	Macerich Co.	362,850
REIT - Shopping Centers - 0.3%
25,000	Equity One, Inc.	599,250
REIT - Warehouse and Industrial - 1.0%
43,000	ProLogis	2,202,460
Retail - Apparel and Shoe - 1.1%
80,000	Gap, Inc.	1,447,200
35,000	Talbots, Inc.	975,450
		2,422,650
Retail - Auto Parts - 0.5%
10,000	AutoZone, Inc.*	977,500
Retail - Drug Store - 1.0%
78,800	CVS Corp.	2,187,488

See Notes to Schedules of Investments and Financial Statements.

90 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Retail - Major Department Stores - 0.3%
35,000	Saks, Inc.*	$675,850
Retail - Restaurants - 0.8%
55,000	Applebee's International, Inc.	1,318,350
7,000	Wendy's International, Inc.	412,650
		1,731,000
Rubber - Tires - 0.6%
91,700	Cooper Tire & Rubber Co.#	1,374,583
Savings/Loan/Thrifts - 1.2%
60,000	Astoria Financial Corp.	1,728,000
40,000	Washington Federal, Inc.	965,600
		2,693,600
Super-Regional Banks - 1.6%
20,900	PNC Bank Corp.	1,355,574
30,000	SunTrust Banks, Inc.	2,143,500
		3,499,074
Telecommunication Equipment - 0.5%
50,000	Andrew Corp.*,#	648,500
50,000	Avaya, Inc.*	527,500
		1,176,000
Telephone - Integrated - 1.8%
40,200	ALLTEL Corp.	2,413,206
45,200	CenturyTel, Inc.	1,505,160
		3,918,366
Television - 0.4%
30,000	Univision Communications, Inc. - Class A*	955,200
Toys - 0.4%
55,000	Mattel, Inc.	907,500
Transportation - Railroad - 3.4%
50,000	Kansas City Southern*,#	1,299,000
68,300	Norfolk Southern Corp.	3,404,072
32,500	Union Pacific Corp.	2,874,950
		7,578,022
Transportation - Services - 1.0%
80,000	Laidlaw International, Inc.	2,176,000
Transportation - Truck - 1.2%
110,300	J.B. Hunt Transport Services, Inc.	2,625,140
Wireless Equipment - 0.2%
97,800	Wireless Facilities, Inc.*,#	522,252
Total Common Stock (cost $175,155,027)		187,842,175
Other Securities - 5.8%
12,646,888	State Street Navigator Securities Lending Prime Portfolio† (cost $12,646,888)	12,646,888
Repurchase Agreement - 14.0%
$30,700,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $30,703,880 collateralized by $274,401,744 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $31,314,037 (cost $30,700,000)	30,700,000

Shares or Principal Amount		Value
Short-Term U.S. Treasury Bill - 0.1%
$140,000	U.S. Treasury Bill 4.09%, 4/6/06** (cost $138,982)	$138,950
Total Investments (total cost $218,640,897) – 105.8%		231,328,013
Liabilities, net of Cash, Receivables and Other Assets** – (5.8)%		(12,640,430)
Net Assets – 100%		$218,687,583

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$3,868,670	1.7%
Canada	2,536,068	1.1%
Israel	1,519,128	0.7%
Singapore	1,010,436	0.4%
United Kingdom	1,414,060	0.6%
United States††	220,979,651	95.5%
Total	$231,328,013	100.0%

†† Includes Short-Term Securities and Other Securities (76.7% excluding Short-Term Securities and Other Securities)

Financial Futures - Long
60 Contracts	S&P 400® (E-mini) expires March 2006, principal amount $4,537,312, value $4,705,800 cumulative appreciation	$168,488

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 91

Janus Adviser Small Company Value Fund (unaudited)

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

For the six months ended January 31, 2006, Janus Adviser Small Company Value Fund's S Shares returned 5.25% versus a gain of 6.31% for the Fund's benchmark, the Russell 2000® Value Index.

The Fund's slight underperformance can be attributed in part to the healthcare equipment and services area and consumer durables sector, where select holdings posted lackluster results. Meanwhile, bolstering results was solid stock-picking in the energy and real estate groups.

Strategy in This Environment

In terms of the small-cap universe, we think it's important to point out that 2005 was the fifth consecutive year that small-cap stocks outperformed large-cap stocks. Consequently, small-caps traded at a premium relative to large-caps during the period. With this in mind, our focus remained on individual stock selection, an approach that could become even more critical should the environment turn less favorable for small-caps. We attempted to balance the Fund between economically sensitive names, such as those in the financial and consumer discretionary sectors, with those tied to turnaround stories, enterprise spending or other factors that make them less vulnerable to any shifts that may occur in the broad economy.

Fund Composition

As of January 31, 2006, the Fund was 99.6% invested in equities with foreign stocks accounting for 2.3% of total net assets. The Fund's 10 largest equity holdings represented 22.0% of its total net assets and we held 0.4% in cash.

Healthcare-Related Stocks Held the Fund's Gains in Check

The Fund's largest detractor during the period was Amerigroup, a managed healthcare company focused on Medicaid. While several acquisitions have fueled member growth in recent quarters, integration difficulties among the companies led to misjudgment of the healthcare cost related to new members. In turn, Amerigroup experienced a significant profit shortfall. This will likely take several quarters to mend, if not more, because the shortfall indicates serious problems related to Amerigroup's information technology systems. We consequently sold our position.

Cooper Companies, a manufacturer of specialty contact lenses, also held back our results. Unfortunately, the company reported poor quarterly results and, in the fourth quarter, announced that it would provide lower-than-expected volumes of its new silicone hydrogel lens in 2006. This could make it difficult for Cooper to compete in the coming year, and while we maintained a position, we will be following the company carefully.

Select Energy and Pharmaceuticals Holdings Helped to Lift Performance

Our largest positive contributor to results during the period was Tetra Technologies, a company that focuses on oil and gas well servicing and well abandonment. Although Tetra's business was briefly disrupted in the wake of Hurricanes Katrina and Rita, demand for its services increased as a result of the destruction caused by the storms. Also boosting the stock were improved operating results and the increase in natural gas and oil prices.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Applied Industrial Technologies, Inc.	2.9%	2.1%
Ligand Pharmaceuticals, Inc. - Class B	2.6%	–
Tetra Technologies, Inc.	2.4%	1.4%
Steiner Leisure, Ltd.	2.3%	1.8%
WMS Industries, Inc.	2.1%	–
Stellent, Inc.	2.1%	1.4%
Spherion Corp.	2.0%	1.2%
Genlyte Group, Inc.	2.0%	1.5%
Covance, Inc.	1.8%	1.4%
HNI, Corp.	1.8%	1.6%

92 Janus Adviser Series January 31, 2006

(unaudited)

Rising natural gas and oil prices also provided a lift to St. Mary's Land and Exploration. This natural gas and oil exploration and production firm has substantially increased year-over-year natural gas and crude oil production.

Another large contributor to the Fund's results was Ligand Pharmaceuticals, a drug company that has developed a new product called AVINZA for treating chronic pain. We view Ligand as a truly undervalued name in that poor execution on the sales side has caused it to languish despite the promise of AVINZA and other treatments in the company's pipeline. Speculation in the fourth quarter that the company might be sold off or reorganized in order to better market its products fueled a return of more than 58% during the period.

Investment Strategy and Outlook

As we look to the remainder of 2006, there are several macroeconomic elements at work that we will be tracking. We are particularly interested to see if and when the Federal Reserve Board opts to end its campaign to raise interest rates which, if history is any guide, could benefit spread-based financial companies like thrifts and savings and loan firms. Another area to watch is the housing market, where many see the potential for deflation. Investors are concerned that the U.S. consumer has been propped up by a housing bubble. If housing prices retreat significantly, the economy could suffer, given that consumer spending accounts for two-thirds of the United States' gross domestic product.

Against this backdrop, we will continue to invest in a mix of names that we believe are economically sensitive, undergoing a turnaround, reinvesting their cash to grow their businesses, or possess other characteristics that make them potentially less vulnerable to any shifts that may occur in the broad economy.

Thank you for your investment in Janus Adviser Small Company Value Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Adviser Series January 31, 2006 93

Janus Adviser Small Company Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Adviser Small Company Value Fund - A Shares NAV	5.18%	19.74%	13.77%
MOP	(0.77)%	12.84%	12.03%
Janus Adviser Small Company Value Fund - C Shares NAV	5.04%	18.92%	13.61%
LOAD	4.03%	17.77%
Janus Adviser Small Company Value Fund - I Shares	9.90%	19.52%	13.96%
Janus Adviser Small Company Value Fund - R Shares	5.13%	19.32%	13.35%
Janus Adviser Small Company Value Fund - S Shares	5.25%	19.52%	14.02%
Russell 2000® Value Index	6.31%	17.93%	13.65%
Lipper Ranking - S Shares based on total returns for Small-Cap Core Funds	N/A**	240/635	94/456

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class I Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The Fund's inception date - March 28, 2002

**The Lipper ranking for the Fund's S Shares is not available.

94 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,051.80	$7.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,050.40	$11.63
Hypothetical (5% return before expenses)	$1,000.00	$1,013.86	$11.42
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,099.00	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,051.30	$10.34
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,052.50	$9.05
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

*Expenses are equal to the annualized expense ratio of 1.51% for A Shares, 2.25% for C Shares, 2.00% for R Shares, and 1.75% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.26% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

This Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series January 31, 2006 95

Janus Adviser Small Company Value Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.6%
Apparel Manufacturers - 1.1%
19,765	Quiksilver, Inc.*	$277,105
Building - Mobile Home and Manufactured Homes - 3.0%
31,345	Fleetwood Enterprises, Inc.*	373,006
8,605	Thor Industries, Inc.	367,003
		740,009
Building and Construction - Miscellaneous - 1.6%
15,762	Dycom Industries, Inc.*	388,691
Building Products - Lighting Fixtures - 2.0%
8,348	Genlyte Group, Inc.*	482,848
Chemicals - Diversified - 0.9%
3,910	FMC Corp.*	220,602
Chemicals - Specialty - 1.1%
6,648	Cabot Corp.	260,735
Collectibles - 1.4%
10,250	RC2 Corp.*	357,418
Commercial Banks - 14.7%
8,789	1st Source Corp.	232,293
4,506	BancFirst Corp.	374,718
12,365	Bank of Granite Corp.	253,853
9,383	Camden National Corp.	342,480
13,743	Community Bank System, Inc.	319,662
1,933	First Citizens BancShares, Inc. - Class A	371,252
11,835	First Commonwealth Financial Corp.	159,773
7,415	Omega Financial Corp.	228,234
9,976	Peoples Bancorp, Inc.	296,287
9,336	Simmons First National Corp. - Class A	263,462
9,189	TriCo Bancshares	223,109
3,628	UMB Financial Corp.	244,382
11,191	Washington Trust Bancorp, Inc.	301,709
		3,611,214
Commercial Services - 2.3%
14,732	Steiner Leisure, Ltd.*	571,896
Computer Services - 1.0%
4,200	CACI International, Inc.*	239,820
Consulting Services - 1.7%
15,730	FTI Consulting, Inc.*	425,497
Electric - Integrated - 0.8%
6,385	Otter Tail Corp.	195,381
Electronic Components - Semiconductors - 1.1%
13,357	Zoran Corp.*	261,931
Electronic Measuring Instruments - 1.1%
6,865	Trimble Navigation, Ltd.*	274,737
Food - Canned - 0.9%
21,825	Del Monte Foods Co.*	233,309
Food - Diversified - 1.6%
13,315	J & J Snack Foods Corp.	403,178
Food - Retail - 2.0%
7,971	Ruddick Corp.	184,210
7,594	Weis Markets, Inc.	318,568
		502,778
Gas - Distribution - 1.1%
4,632	Atmos Energy Corp.	121,729
6,093	Piedmont Natural Gas Company, Inc.	147,755
		269,484

Shares or Principal Amount		Value
Human Resources - 2.0%
43,693	Spherion Corp.*	$489,362
Internet Applications Software - 5.0%
25,904	Interwoven, Inc.*	246,347
46,516	Stellent, Inc.*	508,419
15,520	Vignette Corp.*	262,908
8,820	WebEx, Inc.*	214,150
		1,231,824
Leisure and Recreation Products - 2.1%
19,595	WMS Industries, Inc.*	513,193
Machinery - General Industrial - 4.7%
16,946	Applied Industrial Technologies, Inc.	720,205
17,006	Stewart & Stevenson Services, Inc.	441,646
		1,161,851
Medical - Drugs - 2.6%
50,705	Ligand Pharmaceuticals, Inc. - Class B*	628,742
Medical Instruments - 1.3%
9,355	Datascope Corp.	328,361
Medical Labs and Testing Services - 1.8%
7,890	Covance, Inc.*	448,231
Medical Products - 1.3%
5,546	Cooper Companies, Inc.	307,415
Multi-Line Insurance - 1.5%
9,810	American Financial Group, Inc.	369,052
Non-Ferrous Metals - 1.4%
7,662	RTI International Metals, Inc.*	346,706
Office Furnishings - Original - 1.8%
7,726	HNI, Corp.	445,790
Oil - Field Services - 2.4%
15,060	Tetra Technologies, Inc.*	597,581
Oil and Gas Drilling - 0.9%
2,378	Atwood Oceanics, Inc.*	230,975
Oil Companies - Exploration and Production - 5.2%
6,045	Forest Oil Corp.*	311,318
3,540	Houston Exploration Co.*	219,799
7,455	Plains Exploration & Production Co.*	334,281
9,225	St. Mary Land & Exploration Co.	402,578
		1,267,976
Oil Field Machinery and Equipment - 1.2%
6,029	Maverick Tube Corp.*	288,488
Paper and Related Products - 0.9%
7,355	Louisiana-Pacific Corp.	216,605
Printing - Commercial - 1.7%
27,651	Bowne & Company, Inc.	416,424
REIT - Health Care - 0.8%
8,265	Nationwide Health Properties, Inc.	189,021
REIT - Office Property - 3.7%
2,643	Alexandria Real Estate Equities, Inc.	233,245
4,520	Kilroy Realty Corp.	305,507
4,477	SL Green Realty Corp.	376,247
		914,999
REIT - Regional Malls - 2.9%
8,430	Mills Corp.	349,424
9,625	Taubman Centers, Inc.	361,418
		710,842

See Notes to Schedules of Investments and Financial Statements.

96 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
REIT - Shopping Centers - 2.1%
11,670	Acadia Realty Trust	$248,921
3,900	Pan Pacific Retail Properties, Inc.	269,880
		518,801
REIT - Warehouse and Industrial - 1.4%
11,430	First Potomac Realty Trust	336,156
Rental Auto/Equipment - 1.4%
14,865	H&E Equipment Services, Inc.	343,382
Research and Development - 0.9%
3,250	Pharmaceutical Product Development, Inc.*	224,835
Retail - Apparel and Shoe - 1.0%
9,760	Pacific Sunwear of California, Inc.*	239,218
Retail - Bookstore - 1.2%
7,150	Barnes & Noble, Inc.*	303,303
Savings/Loan/Thrifts - 3.9%
9,625	First Defiance Financial Corp.	260,068
6,550	FirstFed Financial Corp.*	410,684
9,625	Provident Financial Holdings, Inc.	277,874
		948,626
Telecommunication Equipment - Fiber Optics - 0.7%
54,691	Optical Communication Products, Inc.*	161,885
Water - 1.1%
8,905	American States Water Co.	280,508
Wire and Cable Products - 1.3%
11,635	Belden CDT, Inc.	315,309
Total Common Stock (cost $17,452,472)		24,492,094
Repurchase Agreement - 1.2%
$300,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $300,038 collateralized by $2,681,450 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $306,000 (cost $300,000)	300,000
Total Investments (total cost $17,752,472) – 100.8%		24,792,094
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(205,936)
Net Assets – 100%		$24,586,158

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$571,896	2.3%
United States††	24,220,198	97.7%
Total	$24,792,094	100.0%

†† Includes Short-Term Securities (96.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 97

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Performance Overview

For the six-month period ended January 31, 2006, Janus Adviser Worldwide Fund's S Shares advanced 9.71%, lagging the 11.29% return of the Fund's benchmark, the Morgan Stanley Capital International World IndexSM.

The Fund trailed the benchmark largely due to an overweight position, relative to the Index, in the media sector, which underperformed during the period. Relative returns were also hurt by an underweight position in the capital goods sector, which produced benchmark-beating gains. Meanwhile, the Fund's pharmaceutical and biotechnology sector and insurance related holdings contributed positively to returns.

From a geographic perspective, a significant position in the United Kingdom (U.K.) detracted from performance, as did Bermuda-based investments. Modest positions in emerging markets such as Brazil and India generated the largest contributions during the period. While our investments in emerging markets have recently boosted returns, these markets are subject to unique risks such as fluctuations in currency and exchange rates as well as political and economical conditions which could potentially hamper future results.

Fund Composition

As of January 31, 2006, 59.7% of the Fund's total net assets were invested in foreign companies, including 6.2% in emerging markets. Domestic holdings represented 35.7% of the total net assets and 4.6% of total net assets was held in cash. The Fund's top 10 equity holdings accounted for 41.5% of total net assets.

Discretionary, Wireless and Industrial Stocks Weighed Significantly on Performance

Concerns over business model sustainability hampered satellite services provider British Sky Broadcasting (BSkyB) of the U.K., the Fund's largest detractor. As technology has made the media landscape generally, and distribution in particular, more dynamic, opportunity and risk have both arisen for incumbent providers such as BSkyB. Exacerbating the situation was a lack of clarity surrounding broadcast rights to England's Premier League soccer broadcasts, which many investors view as critical to maintaining and increasing the company's subscriber base. While we view some of these worries as overblown, given BSkyB's strong competitive position in an expanding market, we opted to sell some of the position.

Technological advances have also changed the equation for the advertising industry, where a gradual shift away from traditional media and toward online outlets has pressured longstanding assumptions. Enmeshed in the transition is global advertising firm Interpublic Group of Companies, which also sagged amid doubts surrounding consumer spending and economic growth. Believing better opportunities exist elsewhere, we liquidated our stake.

U.K.-based wireless services provider Vodafone Group declined after warning that margins in the near term will likely come under increased pressure, primarily due to the ongoing transition to Third Generation wireless services and heightened competitive issues. We continue to look toward the long-term, however, and believe Vodafone will be able to leverage its position as the world's largest mobile network operator into sizeable profits as the market continues to grow. We therefore maintained our stake despite the setback.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Willis Group Holdings, Ltd.	6.0%	5.8%
British Sky Broadcasting Group PLC	5.3%	6.9%
Koninklijke (Royal) Philips Electronics N.V.	4.9%	3.8%
Millea Holdings, Inc.	4.9%	3.2%
JP Morgan Chase & Co.	4.0%	4.6%
IAC/InterActiveCorp	3.7%	6.6%
Tyco International, Ltd. (U.S. Shares)	3.4%	3.2%
Expedia, Inc.	3.3%	–
Esprit Holdings, Ltd.	3.1%	1.2%
Dell, Inc.	2.9%	–

98 Janus Adviser Series January 31, 2006

(unaudited)

Economic uncertainties pressured industrial conglomerate Tyco International. In addition to enduring a late-summer drop following a reforecast of its profit and cash flow projections, the company failed to inspire the market with its January announcement that it was splitting into three entities. We believe the market continues to overlook the solid long-term growth prospects for the company, focusing instead on current weak fundamentals. Furthermore, the competitive positioning of its myriad of businesses remains strong in our opinion, and a very capable management team continues to work hard to deliver shareholder value. Believing the stock has been undervalued, we padded the Fund's position during the period.

Financial and Industrial Names Aided Performance

Japanese equities enjoyed strong returns during the period and the Fund benefited from the outperformance of property and casualty insurer Millea Holdings. In addition to participating in the broader market upturn, which was driven by a more favorable political environment as well as signals that the economy is on the verge of a reflationary recovery, Millea's business thrived amid higher domestic interest rates. While the period's gains moved Millea's valuation toward more reasonable levels, we believe upside potential remains.

Another top performer was Netherlands-based Philips Electronics, which owns a diversified stable of businesses that include high-end medical products, consumer electronics, lighting products, appliances and semiconductors, and has non-controlling stakes in other companies as well. During the period, management took steps to better realize the value of the company's attractive portfolio of assets, including the sell-down of some of the equity stakes and increased investments in the most promising divisions, and the stock appreciated.

Similar success in unlocking shareholder value occurred at financial services giant JPMorgan Chase, and we took the opportunity to book some profits. As the extensive cost-cutting program implemented following the July 2004 merger between Bank One and JPMorgan Chase started to show results, the markets rewarded the firm with a higher share price.

Investment Outlook and Manager Commentary

Just over a year ago, I outlined a strategy for improving Fund performance. This featured longer investment time horizons, more focused portfolio construction, strong emphasis on risk management and a disciplined, rigorous investment process. I feel I have made substantial progress on all of these fronts, and remain extremely confident that this will translate into solid results over time.

Reflecting upon the period, the global equity markets were robust, especially within developing nations, and generally outpaced the returns posted in the U.S. Of the established markets, Japan was a strong performer, buoyed by a favorable political climate and recent data points that suggested economic recovery and reflation. Select European markets also posted considerable gains.

While it is pleasing to have this tailwind in the financial markets, in many respects this has not been the ideal market in which to reposition and restructure the Fund. As a contrarian investor, I typically welcome a bit of short-term volatility to create long-term investment opportunities, so with volatility and risk premiums at record lows, this is a less than favorable environment. In retrospect, it was clearly suboptimal for short-term performance to reduce the overall risk profile of the Fund, despite the fact that I still strongly believe this is the prudent long-term strategy. Not surprisingly, when the markets are performing well, most investors are more focused on reward, as opposed to risk. In contrast, my perhaps quaint and unfashionable approach is to focus on the downside risk precisely at these times when it appears least likely. The investment future is always uncertain, so it is prudent to always be well prepared for negative surprises.

Thank you for your continued support and confidence.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Adviser Series January 31, 2006 99

Janus Adviser Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Worldwide Fund - A Shares NAV	9.85%	11.84%	(4.48)%	8.29%	10.53%
MOP	3.56%	5.40%	(5.54)%	7.83%	10.31%
Janus Adviser Worldwide Fund - C Shares NAV	9.47%	10.98%	(5.19)%	7.66%	9.93%
LOAD	8.37%	9.88%
Janus Adviser Worldwide Fund - I Shares	5.73%	11.58%	(4.48)%	8.29%	10.53%
Janus Adviser Worldwide Fund - R Shares	9.58%	11.29%	(4.74)%	8.10%	10.43%
Janus Adviser Worldwide Fund - S Shares	9.71%	11.58%	(4.48)%	8.29%	10.53%
Morgan Stanley Capital International World IndexSM	11.29%	17.01%	2.69%	7.31%	8.13%
Lipper Ranking - S Shares based on total returns for Global Funds	N/A**	319/340	202/208	N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

100 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,098.50	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,094.70	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,057.30	$1.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,095.80	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,097.10	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the annualized expense ratio of 0.90% for A Shares, 1.65% for C Shares, 1.40% for R Shares and 1.15% for the S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ration of 0.65% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2006 101

Janus Adviser Worldwide Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.4%
Advertising Services - 2.0%
771,705	WPP Group PLC	$8,566,720
Agricultural Chemicals - 2.7%
11,990	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1,078,980
84,395	Syngenta A.G.*	10,727,199
		11,806,179
Apparel Manufacturers - 1.5%
865,777	Burberry Group PLC	6,638,378
Audio and Video Products - 1.1%
97,500	Sony Corp.	4,737,650
Automotive - Cars and Light Trucks - 2.8%
73,724	BMW A.G.	3,336,187
46,950	Hyundai Motor Company, Ltd.*	4,244,068
390,886	Nissan Motor Company, Ltd.	4,398,529
		11,978,784
Beverages - Wine and Spirits - 1.3%
372,058	Diageo PLC	5,536,755
Broadcast Services and Programming - 1.5%
226,845	Liberty Global, Inc. - Class A*,#	4,854,483
82,225	Liberty Global, Inc. - Class C*	1,662,590
		6,517,073
Casino Hotels - 0.9%
52,820	Harrah's Entertainment, Inc.	3,887,552
Cellular Telecommunications - 2.4%
27,300	Hikari Tsushin, Inc.	2,203,921
3,868,515	Vodafone Group PLC	8,120,916
		10,324,837
Chemicals - Diversified - 0.6%
47,300	Shin-Etsu Chemical Company, Ltd.	2,689,493
Computers - 2.9%
426,525	Dell, Inc.*	12,501,448
Distribution/Wholesale - 3.1%
1,523,000	Esprit Holdings, Ltd.	13,241,771
Diversified Financial Services - 0.1%
385,615	Reliance Capital Ventures, Ltd. *,oo,§	209,630
Diversified Minerals - 1.6%
138,575	Companhia Vale do Rio Doce (ADR)*	7,104,740
Diversified Operations - 6.6%
217,000	Hutchison Whampoa, Ltd.	2,216,783
127,943	Louis Vuitton Moet Hennessy S.A.#	11,543,694
561,335	Tyco International, Ltd. (U.S. Shares)	14,622,777
		28,383,254
Diversified Operations - Commercial Services - 1.1%
1,594,405	Rentokil Initial PLC	4,587,981
E-Commerce/Products - 2.5%
238,020	Amazon.com, Inc.*	10,668,056
E-Commerce/Services - 8.2%
120,350	eBay, Inc.*,#	5,187,085
551,655	Expedia, Inc.*	14,354,063
551,655	IAC/InterActiveCorp*	16,009,029
		35,550,177
Electric - Integrated - 0.1%
385,615	Reliance Energy Ventures, Ltd. *,oo,§	416,857

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 4.9%
630,923	Koninklijke (Royal) Philips Electronics N.V.	$21,298,079
Entertainment Software - 0.1%
40,175	Activision, Inc.*	576,110
Finance - Investment Bankers/Brokers - 8.2%
138,540	Citigroup, Inc.	6,453,193
435,953	JP Morgan Chase & Co.	17,329,131
328,000	Mitsubishi UFJ Securities Company, Ltd.	4,538,119
62,793	UBS A.G.	6,827,195
		35,147,638
Finance - Mortgage Loan Banker - 1.1%
158,786	Housing Development Finance Corporation, Ltd.	4,820,977
Food - Diversified - 0.5%
50,557	Royal Numico N.V.*	2,297,654
Health Care Cost Containment - 0.5%
42,555	McKesson Corp.	2,255,415
Insurance Brokers - 6.0%
741,390	Willis Group Holdings, Ltd.	25,733,647
Internet Security - 0.5%
123,150	Symantec Corp.*	2,263,497
Investment Companies - 0.2%
37,557	RHJ International*	969,799
Medical - Drugs - 2.1%
63,440	Merck & Company, Inc.	2,188,680
97,365	Pfizer, Inc.	2,500,333
26,588	Roche Holding A.G.	4,201,006
		8,890,019
Medical - HMO - 2.2%
10,180	Aetna, Inc.	985,424
30,840	Coventry Health Care, Inc.*	1,837,139
112,505	UnitedHealth Group, Inc.	6,685,047
		9,507,610
Medical - Hospitals - 0.9%
175,550	Health Management Associates, Inc. - Class A#	3,690,061
Money Center Banks - 0.5%
162,949	ICICI Bank, Ltd.*	2,249,527
Multimedia - 2.9%
490,380	Walt Disney Co.	12,411,518
Networking Products - 2.5%
577,210	Cisco Systems, Inc.*	10,718,790
Oil Refining and Marketing - 0%
385,615	Reliance Natural Resources, Ltd. *,oo,§	43,696
Petrochemicals - 1.4%
385,615	Reliance Industries, Ltd.	6,237,131
Property and Casualty Insurance - 4.9%
1,088	Millea Holdings, Inc.	20,868,676
Real Estate Management/Services - 0.8%
148,000	Mitsubishi Estate Company, Ltd.	3,438,046
Reinsurance - 2.4%
3,525	Berkshire Hathaway, Inc. - Class B*	10,335,300

See Notes to Schedules of Investments and Financial Statements.

102 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 1.5%
110,939	Industria de Diseno Textil S.A.	$3,811,025
87,521	Next PLC	2,698,296
		6,509,321
Semiconductor Equipment - 0.6%
120,027	ASML Holding N.V.*	2,705,545
Soap and Cleaning Preparations - 1.0%
129,210	Reckitt Benckiser PLC	4,243,327
Telecommunication Services - 0.3%
385,615	Reliance Communication Ventures, Ltd. *,oo,§	1,273,294
Television - 5.3%
2,628,658	British Sky Broadcasting Group PLC	22,727,363
Transportation - Services - 1.1%
60,875	United Parcel Service, Inc. - Class B	4,560,146
Total Common Stock (cost $350,144,181)		411,119,521
Other Securities - 2.0%
8,386,809	State Street Navigator Securities Lending Prime Portfolio† (cost $8,386,809)	8,386,809
Time Deposit - 5.0%
$21,700,000	Wells Fargo Bank N.A. 4.48%, 2/1/06 (cost $21,700,000)	21,700,000
Total Investments (total cost $380,230,990) – 102.4%		441,206,330
Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(10,428,402)
Net Assets – 100%		$430,777,928

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$969,799	0.2%
Bermuda	53,598,195	12.1%
Brazil	7,104,740	1.6%
Canada	1,078,980	0.2%
France	11,543,694	2.6%
Germany	3,336,187	0.8%
Hong Kong	2,216,783	0.5%
India	15,251,112	3.5%
Japan	42,874,434	9.7%
Netherlands	26,301,278	6.0%
South Korea	4,244,068	1.0%
Spain	3,811,025	0.9%
Switzerland	21,755,400	4.9%
United Kingdom	63,119,736	14.3%
United States††	184,000,899	41.7%
Total	$441,206,330	100.0%

††Includes Short-Term Securities and Other Securities (34.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 103

Janus Adviser International Growth Fund
(unaudited)

Fund Snapshot

This growth fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

For the six-month period ended January 31, 2006, Janus Adviser International Growth Fund's S Shares gained 36.41%. These results handily outperformed the Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, which advanced 18.31% and its secondary benchmark, the MSCI EAFE® Growth Index, which posted an 18.75% return for the same period.

Overweight stakes, relative to the benchmark, in real estate and energy stocks contributed most significantly to returns, followed by investments in the banking sector, despite an underweight position. Underperforming stocks in the computer software and services industry hindered gains on a relative basis, as did a smaller-than-the-benchmark stake in the strong capital goods sector.

While I am pleased with the short-term performance of the Fund, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for our holdings.

Investment Strategy in This Environment

In general, global stock markets enjoyed positive returns during the period, driven by the combination of reasonable economic growth, still-moderate interest rates and inflation. The U.S. economy demonstrated remarkable resilience in the face of higher oil prices, rising interest rates and devastating hurricanes, although the preliminary fourth quarter reading signaled a potential slowdown. The economies of continental Europe remained in a slow-growth mode, but Japan showed signs of a real acceleration in growth. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization and infrastructure development. The Chinese economy has become the key growth engine for the Asian region.

Holdings in Brazil, Japan, Hong Kong, South Korea and India significantly contributed to the Fund's performance during the period. Underperforming positions in Israel and Greece detracted from returns.

Currency markets also exerted a positive influence on the Fund's relative performance. During the six-month period, the euro depreciated by 0.03% versus the U.S. dollar. With significant exposure to countries such as Canada, Brazil and South Korea, which are not included in the primary benchmark but have currencies that outperformed the euro, the weakness of the European currencies helped performance.

Reflecting our conviction in our research, the general composition of the Fund remained fairly stable during the period. There was natural portfolio turnover as we found new investment opportunities and sold off stocks which had either reached our price targets or experienced unanticipated negative changes in their business fundamentals.

Our emerging market exposure of 37.5% of total net assets remained at the high end of historical trends as we found many exciting investment ideas across Asia. We were also impressed by a number of companies that improved their balance sheets, focused on core competencies and improved their competitive positioning during the Asian economic downturn, and now are reaping the benefits of a resurgence in end-demand. While our investments in emerging markets have recently boosted returns, these markets are subject to unique risks such as fluctuations in currency and exchange rates as well as political and economical conditions which could potentially hamper future results.

Top 10 Equity Holdings – (% of Net Assets)

	January 31, 2006	July 31, 2005
Samsung Electronics Company, Ltd.	3.9%	4.9%
Reliance Industries, Ltd.	3.5%	5.7%
Tata Steel, Ltd.	3.1%	1.1%
Sony Corp.	3.1%	2.5%
Potash Corporation of Saskatchewan, Inc.	2.9%	–
Esprit Holdings, Ltd.	2.8%	1.6%
Caemi Mineracao e Metalurgica S.A.	2.7%	3.4%
Amdocs, Ltd. (U.S. Shares)	2.5%	1.3%
Mitsubishi Estate Company, Ltd.	2.3%	0.7%
Nissan Motor Company, Ltd.	2.3%	–

104 Janus Adviser Series January 31, 2006

(unaudited)

Conglomerate and Materials Stocks Performed Well

Brazilian iron ore producer Caemi Mineracao a Metalurgia bolstered returns during the period and we booked some profits. Throughout the period, analyst Laurent Saltiel met with many key players in the iron ore universe, including the main global suppliers from Brazil and Australia, large customers and commodity traders across the globe. These checks helped Laurent correctly predict significant iron ore price increases during the period and they helped give us confidence in the longer-term industry outlook and the cost competitiveness of Caemi. Near the period's close, another Brazilian iron ore concern, Cia Vale de Rio Doce, also a Fund holding, announced it was buying the portion of Caemi that it didn't already hold.

Samsung Electronics, the South Korean semiconductor and electronics conglomerate, was another top contributor. Assistant portfolio manager Garth Yettick and our technology analyst team thoroughly researched Samsung – meeting with multiple levels of management, key global competitors, equipment suppliers and customers. From these checks, we gained an appreciation of the high-growth opportunities in flash memory and in Samsung's competitive advantages in memory semiconductors. As the story became well known, the company projected earnings growth for 2006 and the valuation climbed, we reduced the Fund's exposure.

As India's expansion proved enduring, conglomerate Reliance Industries continued to post strong returns. With interests ranging from oil refining and petrochemicals to power generation and telecommunications, the company has reported strong earnings and cash flow growth. Reliance enjoys strong market positions and should be poised to take advantage of continued economic growth and increasing levels of per capita consumption of energy products, petrochemicals, and telecommunications in India.

Select Consumer Discretionary and Software Stocks Detracted From Performance

Weighing on returns was United Kingdom (U.K.) satellite television provider British Sky Broadcasting Group (BSkyB). Concerns over mounting competition and potential loss of exclusive rights to the U.K.'s Premier League soccer contributed to the weak performance. Analyst Jean Barnard regularly conducts numerous checks with both internal and external sources to assess BSkyB's competitive position. Based on her work, we remain very comfortable with the company's future strength and growth prospects. It's a core franchise with an incredibly strong brand and double-digit revenue and profit growth.

Security software company Check Point Software also fell, but we held our exposure steady due to Garth Yettick's extensive analysis of the stock as well as his contacts with competitors and feedback from his proprietary surveys of Check Point customers. We are encouraged by Check Point's new products, which we believe will enhance customer internal network security and web security. We believe these products will contribute significantly to Check Point's revenues over the next few years.

Strategy in the Months Ahead

By nature, global stock markets often experience significant volatility. During such conditions, the conviction to hold existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research generated by our analyst team on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team, which travels thousands of miles every year meeting competitors, suppliers and customers of the companies in the Fund. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Fund.

While enduring turbulent markets, I have not changed my investment approach. I believe the best way to generate great long-term returns is to make long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver superior long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Adviser International Growth Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Adviser Series January 31, 2006 105

Performance

Janus Adviser International Growth Fund
(unaudited)

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser International Growth Fund - A Shares
NAV	36.59%	49.09%	5.95%	14.24%	13.94%
MOP	28.77%	40.52%	4.78%	13.96%	13.75%
Janus Adviser International Growth Fund - C Shares
NAV	36.06%	47.95%	5.44%	14.00%	13.93%
LOAD	34.73%	46.48%
Janus Adviser International Growth Fund - I Shares	19.06%	48.67%	5.95%	14.24%	13.94%
Janus Adviser International Growth Fund - R Shares	36.20%	48.29%	5.69%	14.24%	13.94%
Janus Adviser International Growth Fund - S Shares	36.41%	48.67%	5.95%	14.24%	13.94%
Morgan Stanley Capital International EAFE® Index	18.31%	22.76%	5.82%	6.43%	6.43%
Morgan Stanley Capital International EAFE® Growth Index	18.75%	23.10%	3.20%	3.94%	4.21%**
Lipper Ranking - S Shares based on total returns for International Funds	N/A***	4/881	216/568	N/A***	N/A***

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The predecessor fund's inception date - May 2, 1994

**The Morgan Stanley Capital International EAFE® Growth Index's since inception returns calculated from April 30, 1994.

***The Lipper ranking for the Fund's S Shares is not available.

106 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,365.90	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,360.60	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,190.60	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,362.00	$8.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,364.10	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*Expenses are equal to the annualized expense ratio of 1.01% for A Shares, 1.74% for C Shares, 1.48% for R Shares and 1.24% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.74% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund held approximately 13.4% of its total investments in Indian securities and 9.7% of its total investments in Brazilian securities as of January 31, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and Brazil.

Janus Adviser Series January 31, 2006 107

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 96.2%
Agricultural Chemicals - 2.9%
161,647	Potash Corporation of Saskatchewan, Inc.	$14,546,172
Agricultural Operations - 1.4%
114,665	Bunge, Ltd.#	6,760,648
Airlines - 0.1%
14,530	Copa Holdings S.A. - Class A*	348,720
Apparel Manufacturers - 0.8%
540,471	Burberry Group PLC	4,144,082
Audio and Video Products - 3.1%
311,800	Sony Corp.	15,150,761
Automotive - Cars and Light Trucks - 3.6%
52,565	BMW A.G.	2,378,692
235,005	Maruti Udyog, Ltd.	4,030,902
1,015,400	Nissan Motor Company, Ltd.	11,426,009
		17,835,603
Brewery - 0.4%
15,688	Hite Brewery Company, Ltd.*	2,008,467
Broadcast Services and Programming - 0.9%
51,584	Grupo Televisa S.A. (ADR)	4,309,843
Building - Residential and Commercial - 0.4%
63,990	Desarrolladora Homex S.A. (ADR)*,#	2,221,093
Casino Hotels - 0.6%
43,910	Kerzner International, Ltd.*,#	2,864,688
Commercial Banks - 8.4%
176,887	Anglo Irish Bank Corporation PLC	2,792,138
1,333,000	Banco De Oro	946,933
68,210	Banco De Oro (GDR)*	910,604
229,000	Banco Nossa Caixa S.A.*	5,486,890
525,700	Bangkok Bank Public Company, Ltd.	1,539,425
131,054	Commerzbank A.G.	4,454,250
52,845	Julius Baer Holding, Ltd.	4,245,126
59,160	Kookmin Bank*	4,697,720
457	Mitsubishi UFJ Financial Group, Inc.	6,583,947
851	Mizuho Financial Group, Inc.	6,964,408
332,678	Punjab National Bank, Ltd.	3,509,989
		42,131,430
Commercial Services - 0.5%
62,000	Park24 Company, Ltd.	2,246,281
Computers - 1.5%
111,300	Research In Motion, Ltd. (U.S. Shares)*	7,512,750
Computers - Peripheral Equipment - 0.7%
77,738	Logitech International S.A.*	3,304,830
Cosmetics and Toiletries - 1.1%
87,030	LG Household & Health Care, Ltd.*	5,593,594
Distribution/Wholesale - 2.8%
1,572,500	Esprit Holdings, Ltd.	13,672,150
Diversified Financial Services - 0.1%
1,062,176	Reliance Capital Ventures, Ltd.*,ºº,§	577,427
Diversified Minerals - 2.7%
7,381,290	Caemi Mineracao e Metalurgica S.A.	13,247,614
Diversified Operations - 5.0%
122,800	Bradespar S.A.*	4,158,101
1,794,000	China Resources Enterprise, Ltd.	3,815,668
89,278	Louis Vuitton Moet Hennessy S.A.	8,055,133

Shares or Principal Amount		Value
Diversified Operations - (continued)
5,331,000	Melco International Development, Ltd.	$8,486,721
		24,515,623
Electric - Integrated - 0.2%
1,062,176	Reliance Energy Ventures, Ltd.*,ºº,§	1,148,233
Electric Products - Miscellaneous - 2.2%
1,708,000	Toshiba Corp.	10,934,811
Electronic Components - Semiconductors - 5.6%
3,010,094	ARM Holdings PLC	7,095,363
1,992,000	Chartered Semiconductor Manufacturing, Ltd.*	1,719,253
25,320	Samsung Electronics Company, Ltd.	19,423,418
		28,238,034
Energy - Alternate Sources - 1.0%
68,000	Suntech Power Holdings Company, Ltd. (ADR)*	2,889,320
72,831	Suzlon Energy, Ltd.*	1,926,782
		4,816,102
Finance - Investment Bankers/Brokers - 2.0%
704,000	Mitsubishi UFJ Securities Company, Ltd.	9,740,352
Finance - Mortgage Loan Banker - 1.6%
258,222	Housing Development Finance Corporation, Ltd.	7,840,000
Hotels and Motels - 0.7%
56,240	Four Seasons Hotels, Inc.	3,240,549
Insurance Brokers - 1.2%
165,165	Willis Group Holdings, Ltd.	5,732,877
Internet Connectivity Services - 1.0%
115,160	NDS Group PLC (ADR)*	4,966,851
Internet Gambling - 0.9%
1,321,562	IG Group Holdings PLC*	4,314,220
Internet Security - 0.6%
148,595	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	3,215,596
Investment Companies - 1.0%
1,114,816	SM Investments Corp.	5,136,908
Life and Health Insurance - 0.5%
2,234,000	China Life Insurance Company, Ltd. - H shares*	2,231,768
Medical - Drugs - 1.8%
55,266	Roche Holding A.G.	8,732,240
Medical Instruments - 0.9%
269,400	Elekta AB - Class B	4,576,263
Metal - Diversified - 0.9%
85,491	Inco, Ltd.	4,356,922
Multi-Line Insurance - 1.7%
29,723	Allianz A.G.	4,784,560
1,695,000	Ping An Insurance Group Company of China, Ltd. - Class H	3,747,124
		8,531,684
Oil - Field Services - 1.2%
85,607	Technip S.A.#	5,815,043

See Notes to Schedules of Investments and Financial Statements.

108 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 2.3%
52,920	Niko Resources, Ltd.	$2,472,124
85,130	Oil and Natural Gas Corporation, Ltd.	2,388,077
220,517	Western Oil Sands, Inc. - Class A*	6,748,802
		11,609,003
Oil Companies - Integrated - 3.2%
102,365	Lukoil (ADR)	7,830,923
101,912	Suncor Energy, Inc.	8,146,339
		15,977,262
Oil Refining and Marketing - 0%
1,062,176	Reliance Natural Resources, Ltd.ºº,§	120,360
Paper and Related Products - 0.2%
173,800	Suzano Bahia Sul Papel e Celulose S.A.	1,076,429
Petrochemicals - 3.5%
1,062,176	Reliance Industries, Ltd.	17,180,170
Real Estate Management/Services - 2.3%
494,000	Mitsubishi Estate Company, Ltd.	11,475,640
Real Estate Operating/Development - 6.1%
10,279,600	Ayala Land, Inc.	2,121,642
774,000	Capitaland, Ltd.	1,889,551
11,684,000	China Overseas Land & Investment, Ltd.	6,062,080
510,900	Cyrela Brazil Realty S.A.	7,621,925
1,799,000	Hang Lung Properties, Ltd.	3,501,647
216,638	Sumitomo Realty & Development Company, Ltd.	4,912,468
434,000	Sun Hung Kai Properties, Ltd.	4,495,105
		30,604,418
Semiconductor Components/Integrated Circuits - 0.6%
1,381,539	Taiwan Semiconductor Manufacturing Company, Ltd.	2,745,636
Semiconductor Equipment - 2.3%
500,732	ASML Holding N.V.*	11,287,067
Steel - Producers - 3.1%
1,654,733	Tata Steel, Ltd.	15,159,792
Storage and Warehousing - 0.1%
55,000	Sumitomo Warehouse Company, Ltd.	454,797
Sugar - 3.6%
614,618	Bajaj Hindusthan, Ltd.	5,156,523
139,900	Bajaj Hindusthan, Ltd. (GDR)ºº,§	1,135,988
1,140,688	Balrampur Chini Mills, Ltd.	3,885,448
190,000	Cosan S.A. Industria e Comercio*	7,666,140
		17,844,099
Telecommunication Services - 3.3%
394,245	Amdocs, Ltd. (U.S. Shares)*	12,694,689
1,062,176	Reliance Communication Ventures, Ltd.*,ºº,§	3,507,287
		16,201,976
Television - 1.1%
645,191	British Sky Broadcasting Group PLC	5,578,318
Tobacco - 0.6%
192	Japan Tobacco, Inc.	2,978,901

Shares or Principal Amount		Value
Transportation - Railroad - 1.9%
177,100	All America Latina Logistica (GDR)	$9,598,788
Total Common Stock (cost $315,924,214)		476,452,885
Preferred Stock - 0.1%
Web Portals/Internet Service Providers - 0.1%
48,200	Universo Online S.A. (cost $373,161)	318,137
Other Securities - 2.5%
12,311,243	State Street Navigator Securities Lending Prime Portfolio† (cost $12,311,243)	12,311,243
Time Deposit - 3.4%
$16,600,000	Wells Fargo Bank N.A. 4.48%, 2/1/06 (cost $16,600,000)	16,600,000
Total Investments (total cost $345,208,618) – 102.2%		505,682,265
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(10,851,343)
Net Assets – 100%		$494,830,922

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$2,864,688	0.6%
Bermuda	26,165,675	5.2%
Brazil	49,174,024	9.7%
Canada	47,023,658	9.3%
Cayman Islands	2,889,320	0.6%
China	5,978,892	1.2%
France	13,870,176	2.7%
Germany	11,617,502	2.3%
Hong Kong	26,361,221	5.2%
India	67,566,978	13.4%
Ireland	2,792,138	0.6%
Israel	3,215,596	0.6%
Japan	82,868,375	16.4%
Mexico	6,530,936	1.3%
Netherlands	11,287,067	2.2%
Panama	348,720	0.1%
Philippines	9,116,087	1.8%
Russia	7,830,923	1.5%
Singapore	3,608,804	0.7%
South Korea	31,723,199	6.3%
Sweden	4,576,263	0.9%
Switzerland	16,282,196	3.2%
Taiwan	2,745,636	0.5%
Thailand	1,539,425	0.3%
United Kingdom	38,793,523	7.7%
United States††	28,911,243	5.7%
Total	$505,682,265	100.0%

††Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 109

Janus Adviser Foreign Stock Fund (unaudited)

Fund Snapshot

This fund looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Performance Overview

For the six-month period ended January 31, 2006, Janus Adviser Foreign Stock Fund's S Shares advanced 10.75%. By comparison, the Fund's benchmark, the Morgan Stanley Capital International EAFE® Index gained 18.31%.

The Fund's underperformance stemmed largely from ineffective stock picks within the capital goods sector, which was significantly overweight relative to the benchmark, and overexposure to the lackluster media industry. Bolstering returns on an absolute basis was an overweight position in the robust insurance sector, while an underweight stake in the struggling telecommunication services sector enhanced performance on a relative basis.

From a geographic standpoint, the Fund's Japan-based holdings collectively lagged the stocks that comprise the benchmark's Japanese exposure. United Kingdom (U.K.)-based companies also detracted from the Fund's relative performance, while Canadian and Mexican stocks provided positive returns that outpaced the Index.

Wireless Service, Conglomerate and Discretionary Stocks Restrained Performance

The lead detractor from performance was U.K.-based wireless services provider Vodafone Group. The company, which is the world's largest mobile network operator, warned that margins would likely shrink in the near-term as the transition to Third Generation wireless technology continues and competitive issues expand. We continue to look toward the long-term, however, and maintained our stake while believing that Vodafone will capitalize on further industry growth.

Industrial capital goods conglomerate Tyco International struggled amid economic uncertainties and a reforecast of its near-term profit and cash flow projections. Furthermore, the company's announcement that it is splitting into three entities to unlock shareholder value received a less-than-positive response from Wall Street. Regardless, we believe the company has a very capable management team and it holds strong competitive positions in a number of markets, so we maintained the Fund's stake.

We've also maintained a long-range view on U.K.-based pay TV provider British Sky Broadcasting Group (BSkyB), which also slumped. Ultimately, we believe concerns over mounting competition and the durability of exclusive content agreements will prove to be overblown and more than reflected in the company's valuation. In our opinion, BSkyB is well-positioned to capitalize on growing penetration of pay-TV services in the U.K. and on the next wave of new media content and distribution opportunities.

Japanese Stocks Were Among Top Gainers

Japanese property and casualty insurers Nipponkoa Insurance and Millea Holdings ranked among the largest contributors to performance, benefiting from a broad upturn in the Japanese market, driven by signs the economy is on the verge of a reflationary recovery. While this helped many Japan-based stocks, the investment portfolios of non-life insurers such as Nipponkoa and Millea are substantially leveraged to higher interest rates and strengthening financial markets. Although conditions have improved and the companies' share prices have risen, we believe further value exists, so we left the Fund's position unchanged.

Another top performer was Netherlands-based Philips Electronics, which makes a wide range of lighting products, appliances, consumer electronics, industrial goods and electronic components. It appears management is taking steps to realize the full value

Top 10 Equity Holdings (% of Net Assets)

	January 31, 2006	July 31, 2005
Nipponkoa Insurance Company, Ltd.	6.6%	5.9%
Willis Group Holdings, Ltd.	4.5%	5.1%
Millea Holdings, Inc.	3.6%	2.9%
Koninklijke (Royal) Philips Electronics N.V.	3.5%	3.3%
Syngenta A.G.	3.5%	3.5%
British Sky Broadcasting Group PLC	3.1%	4.0%
Fairmont Hotels & Resorts, Inc. (U.S. Shares)	3.0%	2.6%
Pfeiffer Vacuum Technology A.G.	2.9%	3.0%
Rentokil Initial PLC	2.7%	3.1%
Givaudan S.A.	2.5%	2.5%

110 Janus Adviser Series January 31, 2006

(unaudited)

of this diverse and attractive collection of assets and continues to operate its core businesses efficiently. Recently, the firm's semiconductor business has emerged as a big contributor to underlying results by surpassing expectations – both Wall Street's and our own. Pleased with these developments, we opted to maintain our exposure to the multifaceted company.

Investment Outlook and Manager Commentary

Reflecting upon the period, global equity markets were robust, especially within developing nations, and generally outpaced the returns posted in the U.S. Of the developed markets, Japan was a strong performer, buoyed by a favorable political climate and recent data points suggesting economic recovery and reflation. Select European markets also posted double-digit gains.

All of the fundamental research work here at Janus – the company management interviews, customer surveys, financial modeling and valuation analysis – is focused on delivering on our single goal of superior long-term, risk-adjusted performance. To that end, we are optimistic that over time, the market will come to understand and appreciate what we believe is the true value of the high-quality names in the Fund, which should allow us to report benchmark-beating performance.

Thank you for your continued investment in Janus Adviser Foreign Stock Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Adviser Series January 31, 2006 111

Janus Adviser Foreign Stock Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Adviser Foreign Stock Fund - A Shares
NAV	10.90%	10.49%	5.40%
MOP	4.50%	4.13%	4.09%
Janus Adviser Foreign Stock Fund - C Shares
NAV	10.49%	9.66%	6.92%
LOAD	9.39%	8.57%
Janus Adviser Foreign Stock Fund - I Shares	5.84%	7.43%	4.36%
Janus Adviser Foreign Stock Fund - R Shares	10.55%	9.88%	4.92%
Janus Adviser Foreign Stock Fund - S Shares	10.75%	10.24%	8.39%
Morgan Stanley Capital International EAFE® Index	18.31%	22.76%	7.64%
Lipper Ranking - S Shares based on total returns for International Funds	N/A**	878/881	219/609

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Schedules of Investments for index definitions.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class S Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The Fund's inception date - May 1, 2001

**The Lipper ranking for the Fund's S Shares is not available.

112 Janus Adviser Series January 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,109.00	$8.19
Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,104.90	$12.04
Hypothetical (5% return before expenses)	$1,000.00	$1,013.76	$11.52
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,058.40	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,105.50	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,107.50	$9.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00

*Expenses are equal to the annualized expense ratio of 1.54% for A Shares, 2.27% for C Shares, 2.02% for R Shares and 1.77% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.33% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Janus Adviser Series January 31, 2006 113

Janus Adviser Foreign Stock Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Common Stock - 82.3%
Advertising Services - 1.8%
6,758	WPP Group PLC	$75,021
Agricultural Chemicals - 3.5%
1,177	Syngenta A.G.*	149,605
Audio and Video Products - 1.0%
900	Sony Corp.	43,732
Beverages - Wine and Spirits - 1.9%
5,502	Diageo PLC	81,878
Brewery - 1.9%
2,328	Heineken N.V.	81,896
Broadcast Services and Programming - 1.3%
660	Grupo Televisa S.A. (ADR)	55,143
Cable Television - 2.5%
4,396	Shaw Communications, Inc. - Class B	106,904
Cellular Telecommunications - 1.8%
35,894	Vodafone Group PLC	75,350
Chemicals - Diversified - 1.3%
1,141	Akzo Nobel N.V.	55,238
Chemicals - Specialty - 2.5%
152	Givaudan S.A.	108,134
Distribution/Wholesale - 2.4%
11,500	Esprit Holdings, Ltd.	99,987
Diversified Operations - 8.2%
8,000	Hutchison Whampoa, Ltd.	81,725
1,187	Louis Vuitton Moet Hennessy S.A.	107,096
4,427	Smiths Group PLC	78,127
3,170	Tyco International, Ltd. (U.S. Shares)	82,579
		349,527
Diversified Operations - Commercial Services - 2.7%
40,215	Rentokil Initial PLC	115,721
Electronic Components - Miscellaneous - 3.5%
4,436	Koninklijke (Royal) Philips Electronics N.V.	149,746
Food - Diversified - 1.8%
262	Nestle S.A.	76,851
Hotels and Motels - 4.3%
926	Accor S.A.	55,508
2,850	Fairmont Hotels & Resorts, Inc. (U.S. Shares)	125,941
		181,449
Insurance Brokers - 4.5%
5,500	Willis Group Holdings, Ltd.	190,905
Machinery - Pumps - 2.9%
2,243	Pfeiffer Vacuum Technology A.G.	123,524
Medical - Drugs - 4.7%
3,783	GlaxoSmithKline PLC	96,777
1,800	Takeda Pharmaceutical Company, Ltd.	101,889
		198,666
Miscellaneous Manufacturing - 2.1%
39,894	FKI PLC	90,844
Multimedia - 2.3%
3,105	Vivendi Universal S.A.	97,269

Shares or Principal Amount		Value
Oil Companies - Integrated - 3.9%
6,568	BP PLC	$78,988
309	Total S.A. - Class B	85,309
		164,297
Property and Casualty Insurance - 10.2%
8	Millea Holdings, Inc.	153,446
33,000	Nipponkoa Insurance Company, Ltd.	279,349
		432,795
Publishing - Books - 1.9%
5,725	Reed Elsevier N.V.	80,490
Publishing - Newspapers - 1.3%
16,677	Independent News & Media PLC	54,311
Publishing - Periodicals - 0.9%
1,785	Wolters Kluwer N.V.	39,520
Rubber/Plastic Products - 2.1%
5,000	Tenma Corp.	90,150
Television - 3.1%
15,497	British Sky Broadcasting Group PLC	133,987
Total Common Stock (cost $2,406,093)		3,502,940
Preferred Stock - 1.0%
Soap and Cleaning Preparations - 1.0%
382	Henkel KGaA (cost $23,886)	42,784
Repurchase Agreement - 16.4%
$700,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $700,088 collateralized by $6,256,717 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $714,001 (cost $700,000)	700,000
Total Investments (total cost $3,129,979) – 99.7%		4,245,724
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		11,667
Net Assets – 100%		$4,257,391

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$373,471	8.8%
Canada	232,845	5.5%
France	345,182	8.1%
Germany	166,308	3.9%
Hong Kong	81,725	1.9%
Ireland	54,311	1.3%
Japan	668,566	15.7%
Mexico	55,143	1.3%
Netherlands	406,890	9.6%
Switzerland	334,590	7.9%
United Kingdom	826,693	19.5%
United States††	700,000	16.5%
Total	$4,245,724	100.0%

††Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

114 Janus Adviser Series January 31, 2006

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ronald Speaker

portfolio manager

Performance Overview

For the six-month period ended January 31, 2006, Janus Adviser Flexible Bond Fund's S Shares advanced 0.63%. In comparison, the Fund's primary benchmark, the Lehman Brothers Aggregate Bond Index, gained 0.84%. The Fund's secondary benchmark, the Lehman Brothers Government/Credit Index, returned 0.58%.

Fixed-income markets were volatile for most of the period, with investors trying to gauge the interest rate outlook in an environment of soaring energy prices, uneven economic growth and devastation caused by the Gulf Coast hurricanes. At the same time, the Federal Reserve (Fed) continued on its course to contain inflation by gradually raising the Fed Funds rate to 4.50% by the end of January, up significantly from the bottom seen in 2004. The Fed's measured tightening kept pressure on the short-end of the Treasury yield curve, while the long-end fluctuated on signs of economic strength and weakness.

Strategy in This Environment

We increased our position in AAA-rated, mortgage-backed securities in an attempt to augment total return without extending our credit or duration risk – a move that proved beneficial as this asset class was among the best performing for much of the period. Within the corporate debt market, while we pared back our overall exposure, we did maintain our focus on crossover bonds, which only require one or two more upgrades to attain investment-grade status. As such, we believe they offer improving fundamentals and the potential for tightening spreads.

Fund Composition

As of January 31, 2006, mortgage-backed securities made up 35.2% of the Fund's total net assets, while 33.5% of the Fund's total net assets consisted of U.S. Treasury and Agency bonds and 27.4% were invested in corporate bonds.

Shorter-Term Treasuries and Select Corporate Names Hampered Returns

Detracting from results were some of our shorter-term Treasury holdings, which proved vulnerable to interest rate volatility. Also hindering performance was our stake in General Motors Acceptance Corporation bonds, issued by the financing arm of automaker GM. The company struggled amidst concerns over disappointing earnings growth, weak vehicle sales and a substantial pension fund liability. Causing the most damage was the fact that GM lowered its cash flow estimates by $7 billion, triggering a series of credit downgrades on the company's bonds. On a positive note, the Fund was significantly underweight in GM compared to its primary benchmark, which helped diminish the impact to the Fund. However, the negative sentiment generated by the substantial GM shortfall carried over to the rest of the corporate sector in general.

Fund Profile

	January 31, 2006		July 31, 2005
Weighted Average to Maturity	6.9	Yrs.	7.4	Yrs.
Average Modified Duration*	4.4	Yrs.	4.4	Yrs.
30-Day Average Yield**
A Shares at NAV
Without Reimbursement	3.77%		3.51%
With Reimbursement	4.28%		3.67%
A Shares at MOP
Without Reimbursement	3.59%		3.35%
With Reimbursement	4.07%		3.49%
C Shares***
Without Reimbursement	2.82%		2.59%
With Reimbursement	3.53%		2.91%
I Shares
Without Reimbursement	4.04%		N/A
With Reimbursement	4.46%		N/A
R Shares
Without Reimbursement	3.28%		3.06%
With Reimbursement	3.78%		3.21%
S Shares
Without Reimbursement	3.53%		3.28%
With Reimbursement	4.02%		3.41%
Weighted Average Fixed-Income Credit Rating	AA+		A

  *  A theoretical measure of price volatility.

  **  Yields will fluctuate.

  ***  Does not include the 1.00% contingent deferred sales charge.

Janus Adviser Series January 31, 2006 115

Janus Adviser Flexible Bond Fund (unaudited)

Another laggard was Texas-based power company TXU, which saw its production and delivery capacity temporarily disrupted by Hurricane Rita. TXU restored most of its service, however, and the utility continues to benefit from a firm pricing environment, as well as its own cost-cutting and debt-reduction efforts. Additionally, the company continued to affirm its outlook for double-digit earnings growth.

Mortgage-Backed Securities and Utility Bonds Lifted Performance

Steps we took early on to insulate the Fund from interest rate pressures boosted results. In particular, we capitalized on our significant weighting in mortgage-backed securities, which accounted for roughly one-third of Fund assets at the end of the period. These instruments have tended to be less volatile than other fixed-income securities paying comparable yields, and they held their value better during last fall's Treasury sell-off.

In the corporate arena, we benefited from a number of our utility bonds as they experienced a firm pricing environment and solid electricity demand. Names in this area included New Jersey-based power producer NRG and Pennsylvania's Allegheny Energy, which remains ahead of schedule in its debt reduction campaign. We also benefited from our investment in Resona, an Osaka-based bank that is capitalizing on an improved Japanese economic outlook.

Investment Strategy and Outlook

Looking ahead, the bond market likely will focus on two critical issues facing the Federal Reserve. The first issue is the changeover from long-time Federal Reserve Chairman Alan Greenspan to Ben Bernanke. The second issue is how soon the Fed will reach a rate considered neutral. This neutral rate will be dependent on the path of economic growth and inflation. During this critical time, we will be cautiously optimistic that Greenspan and Bernanke will make a smooth transition and that the Fed will find neutrality in fairly short order, as the economy appears to be moderating and the outlook for inflation seems to be improving post the energy-induced inflation. Once the resolution of these two important issues is found, we believe the bond market should encounter smoother sailing as investors' worries over fighting the Fed will subside. Given our latitude to invest in multiple fixed-income assets classes, we are confident we will find attractive opportunities for investment throughout 2006.

Thank you for your investment in Janus Adviser Flexible Bond Fund.

Significant Areas of Investment – (% of Net Assets)

116 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2006

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Flexible Bond Fund - A Shares NAV	0.75%	1.38%	5.25%	6.13%	6.73%
MOP	(4.00)%	(3.41)%	4.29%	5.77%	6.53%
Janus Adviser Flexible Bond Fund - C Shares NAV	0.39%	0.56%	4.65%	5.48%	6.02%
LOAD	(0.59)%	(0.41)%
Janus Adviser Flexible Bond Fund - I Shares	0.59%	0.85%	5.21%	6.13%	6.73%
Janus Adviser Flexible Bond Fund - R Shares	0.42%	0.81%	4.90%	5.86%	6.49%
Janus Adviser Flexible Bond Fund - S Shares	0.63%	1.06%	5.25%	6.13%	6.73%
Lehman Brothers Aggregate Bond Index	0.84%	1.80%	5.53%	6.10%	6.10%
Lehman Brothers Government/Credit Index	0.58%	1.48%	5.72%	6.09%	6.05%
Lipper Ranking - S Shares based on total returns for Intermediate Investment Grade Debt Funds	N/A**	325/472	106/309	N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, yield and total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2006 117

Janus Adviser Flexible Bond Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,007.50	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,003.90	$7.83
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,005.90	$0.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,004.20	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,006.30	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the annualized expense ratio of 0.80% for A Shares, 1.55% for C Shares, 1.31% for R Shares and 1.05% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

** Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.55% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

118 Janus Adviser Series January 31, 2006

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 27.1%
Aerospace and Defense - 0.3%
$165,000	Northrop Grumman Corp., 4.079% notes, due 11/16/06	$163,923
Agricultural Operations - 0.2%
80,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	78,399
Cable Television - 0.5%
250,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	241,432
Casino Hotels - 0.2%
90,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	97,875
Cellular Telecommunications - 0.7%
	Nextel Communications, Inc.:
125,000	6.875%, senior notes, due 10/31/13	131,057
90,000	7.375%, senior notes, due 8/1/15	95,114
135,000	Rogers Wireless Communications, Inc., 6.535%, secured notes, due 12/15/10‡	139,219
		365,390
Chemicals - Specialty - 0.1%
30,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	30,910
Commercial Banks - 0.4%
125,000	Skandinaviska Enskilda Banken AB, 5.471% subordinated notes, due 3/29/49 (144A)‡	122,556
75,000	Sovereign Bank, 4.00% deposit notes, due 2/1/08	73,593
		196,149
Computer Services - 0.4%
	Sungard Data Systems, Inc.:
80,000	9.125%, senior unsecured notes due 8/15/13 (144A)	83,200
98,000	10.25% senior subordinated notes due 8/15/15 (144A)	98,490
		181,690
Computers - Peripheral Equipment - 0%
4,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	0
Consumer Products - Miscellaneous - 0.4%
	Fortune Brands, Inc.:
100,000	4.875%, notes, due 12/1/13	96,183
95,000	5.375%, notes, due 1/15/16	93,311
		189,494
Containers - Metal and Glass - 0.5%
155,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	161,781
100,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	100,750
		262,531
Cosmetics and Toiletries - 1.0%
300,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	296,196
200,000	Procter & Gamble Co., 4.75% senior notes, due 6/15/07	199,728
		495,924

Shares or Principal Amount		Value
Diversified Financial Services - 0.9%
	General Electric Capital Corp.:
$95,000	4.125%, senior unsecured notes due 9/1/09	$92,169
230,000	3.75%, notes, due 12/15/09	219,927
165,000	4.375%, notes, due 11/21/11	159,011
		471,107
Electric - Integrated - 3.7%
105,000	Allegheny Energy Supply Company LLC 8.25%, senior unsecured notes due 4/15/12 (144A)§	116,550
	CMS Energy Corp.:
75,000	7.50%, senior notes, due 1/15/09	77,250
35,000	6.875%, senior unsecured notes due 12/15/15	35,350
175,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	174,009
130,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	125,135
285,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	308,676
135,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	130,442
	Southern California Edison Co.
145,000	6.00%, first mortgage notes, due 1/15/34	150,501
230,000	7.625%, notes, due 1/15/10	249,557
175,000	Southwestern Public Service Co., 5.125% senior notes, due 11/1/06	174,919
	TXU Corp.:
175,000	6.375% senior notes, due 6/15/06	175,579
55,000	4.80%, senior notes, due 11/15/09	52,742
70,000	6.55%, notes, due 11/15/34	64,369
		1,835,079
Electronic Components - Semiconductors - 0.1%
65,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	68,413
Finance - Auto Loans - 0.2%
120,000	General Motors Acceptance Corp., 6.125% notes, due 8/28/07	116,214
Finance - Commercial - 0.4%
235,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07**	229,466
Finance - Consumer Loans - 1.0%
205,000	Household Finance Corp., 4.625% notes, due 1/15/08	203,591
150,000	John Deere Capital Corp., 3.625% notes, due 5/25/07	147,289
140,000	SLM Corp., 4.92% notes, due 1/31/14‡	138,538
		489,418
Finance - Investment Bankers/Brokers - 1.0%
	E*Trade Financial Corp.:
45,000	8.005%, senior notes, due 6/15/11	46,800
75,000	7.375%, senior notes, due 9/15/13 (144A)	76,500
70,000	Goldman Sachs Group, Inc., 5.35% senior notes, 1/15/16	69,329
	Jefferies Group, Inc.:
125,000	5.50% senior notes, due 3/15/16	121,326
200,000	6.25%, senior unsecured notes, due 1/15/36	196,547
		510,502

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 119

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Food - Diversified - 0.8%
$165,000	General Mills, Inc., 3.875% notes, due 11/30/07	$161,547
255,000	Kellogg Co., 2.875% senior notes, due 6/1/08	242,612
		404,159
Foreign Government - 0.6%
190,000	Canada Mortgage & Housing Corp., 4.80% local government guaranteed notes due 10/1/10	189,917
135,000	United Mexican States, 4.625% notes, due 10/8/08	134,123
		324,040
Gas - Distribution - 0.9%
65,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	67,536
120,000	NiSource, Inc., 3.628% debentures, due 11/1/06	118,795
225,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	246,709
		433,040
Independent Power Producer - 0.6%
23,000	Mirant North America LLC, 0% bank loan, due 1/3/13	23,155
	NRG Energy, Inc.:
13,203	0%, bank loan, due 9/30/12	13,277
57,907	0%, bank loan, due 9/30/12	58,245
120,000	8.00%, company guaranteed notes due 12/15/13	133,800
70,000	7.375%, senior notes, due 2/1/16	71,225
		299,702
Investment Management and Advisory Services - 1.2%
	Ameriprise Financial, Inc.:
75,000	5.35%, senior unsecured notes due 11/15/10	75,362
60,000	5.65%, senior unsecured notes due 11/15/15	60,617
185,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	179,871
	Nuveen Investments:
120,000	5.00%, senior notes, due 9/15/10	117,587
150,000	5.50%, senior notes, due 9/15/15	146,924
		580,361
Life and Health Insurance - 1.0%
260,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	266,842
230,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	245,525
		512,367
Medical - Biomedical and Genetic - 0.2%
95,000	Genentech, Inc., 4.75% senior notes, due 7/15/15	91,631
Medical - Drugs - 0.3%
	Teva Pharmaceutical Finance Company LLC:
50,000	5.55%, notes, due 2/1/16	49,890
75,000	6.15%, bonds, due 2/1/36	75,348
		125,238

Shares or Principal Amount		Value
Medical - HMO - 0.9%
	Coventry Health Care, Inc.:
$90,000	5.875%, senior notes, due 1/15/12	$90,450
115,000	6.125%, senior notes, due 1/15/15	117,444
205,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	198,506
55,000	WellPoint Health Networks, Inc., 6.375% notes, due 6/15/06	55,282
		461,682
Motorcycle and Motor Scooter Manufacturing - 0.3%
175,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	168,818
Multimedia - 0.5%
23,940	Entravision Communications Corp., 6.03% bank loan, due 3/7/13	24,075
235,000	Time Warner, Inc., 6.125% company guaranteed notes, due 4/15/06	235,477
		259,552
Non-Hazardous Waste Disposal - 0.3%
155,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	168,035
Oil Companies - Exploration and Production - 0.7%
50,000	Chesapeake Energy Corp., 7.50% senior notes, due 9/15/13	53,063
70,000	Kerr-McGee Corp., 6.95% secured notes, due 7/1/24	73,920
47,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	50,936
	Pemex Project Funding Master Trust:
35,000	5.75%, company guaranteed notes due 12/15/15 (144A)	34,598
45,000	8.625%, company guaranteed notes due 2/1/22‡	54,968
60,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	59,004
		326,489
Oil Companies - Integrated - 0.6%
300,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	293,493
Oil Refining and Marketing - 0.3%
	Enterprise Products Operating L.P.:
75,000	4.95%, senior notes, due 6/1/10	73,509
70,000	Series B, 6.375% company guaranteed notes, due 2/1/13	73,022
		146,531
Pipelines - 1.4%
	El Paso Corp.:
255,000	7.625%, notes, due 9/1/08 (144A)§	262,012
45,000	7.875%, notes, due 6/15/12	47,588
	Panhandle Eastern Pipe Line Co.:
200,000	Series B, 2.75%, senior notes, due 3/15/07	194,579
115,000	4.80%, senior notes, due 8/15/08	113,552
65,000	Williams Companies, Inc., 6.375% notes, due 10/1/10 (144A)	65,325
		683,056

See Notes to Schedules of Investments and Financial Statements.

120 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Property and Casualty Insurance - 1.0%
$240,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	$245,339
255,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	271,700
		517,039
Publishing - Periodicals - 0.1%
45,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	52,088
Radio - 0.1%
63,000	XM Satellite Radio Holdings, Inc., 12.00% secured notes, due 6/15/10	70,560
Reinsurance - 0.2%
100,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	96,603
Rental Auto/Equipment - 0.1%
35,000	Hertz Corp., 8.875% senior notes, due 1/1/14 (144A)	36,138
Retail - Regional Department Stores - 0%
21,835	Neiman Marcus Group, Inc., 6.94688% bank loan, due 3/13/13	22,054
Savings/Loan/Thrifts - 0.3%
35,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	34,165
95,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	103,442
		137,607
Special Purpose Banks - 0.3%
140,000	Rabobank Capital Funding Trust II, 5.26% bonds, due 12/31/49 (144A)‡	137,532
Special Purpose Entity - 1.0%
210,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	232,375
235,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)	247,293
		479,668
Telephone - Integrated - 0.8%
190,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	183,477
195,000	Deutsche Telekom International Finance B.V., 3.875%, company guaranteed notes, due 7/22/08**	190,061
45,000	Qwest Corp., 6.67063% senior notes, due 6/15/13 (144A)‡	48,544
		422,082
Textile-Home Furnishings - 0.1%
60,000	Mohawk Industries, Inc., 6.125% senior notes, due 1/15/16	60,331
Transportation - Railroad - 0.1%
60,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55	61,899
Transportation - Services - 0.4%
190,000	FedEx Corp., 2.65% notes, due 4/1/07	184,763
Total Corporate Bonds (cost $13,832,423)		13,580,474

Shares or Principal Amount			Value
Foreign Bonds - 0.3%
Cable Television - 0.2%
EUR	110,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)**	$149,372
Total Foreign Bonds (cost $139,066)			149,372
Mortgage Backed Securities - 35.2%
	$221,156	Credit Suisse First Boston Mortgage Securities Corp., 5.00%, due 8/25/20	218,675
		Fannie Mae:
	260,060	7.00%, due 9/1/14	268,612
	206,137	6.00%, due 6/1/17	210,719
	171,438	5.00%, due 11/1/18	169,660
	299,632	4.50%, due 5/1/19	291,643
	132,665	4.50%, due 5/1/19	129,128
	313,450	4.50%, due 5/1/19	305,093
	111,934	4.00%, due 6/1/19	106,703
	66,480	5.50%, due 8/1/19	66,904
	291,389	5.00%, due 8/1/19	288,074
	116,337	5.50%, due 9/1/19	117,077
	38,787	5.50%, due 9/1/19	39,052
	170,499	4.00%, due 2/1/20	162,274
	37,949	4.50%, due 4/1/20	36,853
	397,421	5.50%, due 9/1/24	396,508
	273,010	5.00%, due 5/1/25	266,283
	164,389	7.00%, due 2/1/32	171,192
	147,540	6.50%, due 5/1/32	152,212
	35,515	6.50%, due 6/1/32	36,563
	63,388	6.50%, due 7/1/32	65,108
	590,568	5.50%, due 2/1/33**	585,460
	250,546	5.50%, due 11/1/33	248,400
	294,552	5.00%, due 11/1/33	285,653
	168,377	5.50%, due 1/1/34	166,934
	281,126	5.50%, due 2/1/34	278,375
	712,444	5.00%, due 3/1/34	690,921
	303,619	5.00%, due 4/1/34**	293,963
	109,208	5.00%, due 4/1/34	105,909
	225,027	3.887%, due 5/1/34	218,699
	98,645	4.50%, due 6/1/34	92,714
	490,803	6.00%, due 7/1/34	497,112
	98,508	5.00%, due 7/1/34	95,375
	161,990	6.50%, due 8/1/34**	166,416
	27,522	6.50%, due 9/1/34	28,425
	580,302	5.50%, due 12/1/34**	574,625
	185,057	5.50%, due 2/1/35	183,471
	6,732	4.50%, due 2/1/35	6,328
	150,187	5.50%, due 3/1/35	148,628
	170,898	5.00%, due 4/1/35	165,170
	66,654	4.50%, due 4/1/35	62,523
	368,939	5.00%, due 5/1/35	356,573
	267,860	5.50%, due 7/1/35	265,079
	140,000	4.694%, due 7/1/35	137,517
	156,438	4.43%, due 7/1/35	154,428
	228,272	6.00%, due 9/1/35	231,034
	65,440	6.00%, due 12/1/35	66,106
	118,062	6.50%, due 1/1/36	121,059
	153,000	5.50%, due 1/1/36	151,412
	428,305	6.00%, due 2/15/36Ç	432,454
		Federal Home Loan Bank System:
	184,499	4.75%, due 10/25/10	182,884
	276,152	5.27%, due 12/28/12	276,228
	241,022	5.50%, due 12/1/34	238,805

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 121

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
	Federal Home Loan Bank System: (continued)
$199,965	5.50%, due 12/1/34	$198,126
	Freddie Mac:
210,193	6.50%, due 3/1/13	215,564
83,350	5.50%, due 1/1/16	83,892
132,073	5.50%, due 1/1/18	132,893
457,696	4.50%, due 2/1/18	445,898
245,591	5.00%, due 9/1/18**	243,047
92,191	4.00%, due 4/1/19	87,738
201,090	5.00%, due 2/1/20	198,685
95,035	5.50%, due 2/15/21Ç	95,540
125,687	6.00%, due 11/1/33	127,080
146,515	5.50%, due 11/1/33	145,345
252,891	6.00%, due 2/1/34	256,441
96,583	5.00%, due 5/1/34	93,458
134,840	5.00%, due 5/1/34	130,477
55,339	6.50%, due 7/1/34	56,856
26,389	6.50%, due 7/1/34	27,112
27,499	6.50%, due 6/1/35	28,170
418,318	5.50%, due 6/1/35	414,471
1,018,039	5.00%, due 7/1/35	983,282
155,948	5.00%, due 8/1/35	150,624
313,213	5.50%, due 9/1/35	310,158
236,006	5.50%, due 9/1/35	233,703
79,996	5.50%, due 10/1/35	79,274
81,506	5.00%, due 10/1/35	78,723
	Ginnie Mae:
170,609	4.50%, due 10/15/33	163,400
370,060	6.00%, due 10/20/34	378,050
150,113	6.50%, due 2/20/35	155,702
388,377	5.50%, due 3/20/35	388,889
261,796	5.50%, due 5/20/35	262,141
458,686	5.00%, due 10/15/35	451,873
Total Mortgage Backed Securities (cost $17,716,530)		17,623,625
Preferred Stock - 0.9%
Finance - Other Services - 0.2%
2,225	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	122,041
REIT - Diversified - 0.3%
6,075	iStar Financial, Inc., 7.875%	153,273
Savings/Loan/Thrifts - 0.3%
5,455	Chevy Chase Bank FSB, 8.00%	148,376
Total Preferred Stock (cost $424,713)		423,690
U.S. Government Agencies - 8.6%
	Fannie Mae:
$2,590,000	3.25%, due 11/15/07	2,522,217
280,000	5.50%, due 3/15/11	288,603
220,000	6.625%, due 11/15/30	267,593
	Freddie Mac:
1,000,000	2.75%, due 8/15/06	989,633
240,000	3.875%, due 6/15/08	235,173
Total U.S. Government Agencies (cost $4,387,567)		4,303,219
U.S. Treasury Notes/Bonds - 24.9%
1,052,000	3.125%, due 1/31/07	1,036,919
105,000	3.875%, due 7/31/07	103,983
395,000	4.00%, due 9/30/07	391,498
1,078,000	3.00%, due 2/15/08	1,046,334

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - (continued)
$575,000	4.125%, due 8/15/08	$570,531
1,215,000	4.375%, due 11/15/08**	1,211,392
140,000	3.125%, due 4/15/09	134,313
125,000	3.875%, due 9/15/10	121,724
620,000	4.25%, due 10/15/10	613,243
195,000	4.50%, due 12/15/10	193,888
75,000	4.25%, due 1/15/11	74,291
206,993	1.625%, due 1/15/15ÇÇ	200,784
1,535,000	4.50%, due 11/15/15	1,531,461
430,000	8.875%, due 8/15/17	590,612
765,000	8.875%, due 2/15/19	1,074,406
426,000	7.25%, due 8/15/22	547,377
1,030,000	6.25%, due 8/15/23	1,212,503
725,000	5.25%, due 2/15/29	777,222
780,000	6.25%, due 5/15/30	951,204
93,000	5.375%, due 2/15/31	102,380
Total U.S. Treasury Notes/Bonds (cost $12,587,167)		12,486,065
Repurchase Agreement - 3.0%
1,500,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $1,500,190 collateralized by $13,407,251 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $1,530,002 (cost $1,500,000)	1,500,000
Total Investments (total cost $50,587,466) – 100%		50,066,445
Cash, Receivables and Other Assets, net of Liabilities – 0%		4,734
Net Assets – 100%		$50,071,179

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$149,372	0.2%
Canada	622,629	1.2%
Cayman Islands	247,293	0.5%
Mexico	134,123	0.3%
Netherlands	190,061	0.4%
Qatar	59,004	0.1%
Sweden	122,556	0.3%
United States††	48,541,407	97.0%
Total	$50,066,445	100.0%

††Includes Short-Term Securities (94.0% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/28/06	115,000	$140,922	$1,398

Financial Futures - Short
1 Contract	U.S. Treasury - 10-year Note expires March 2006, principal amount $109,542, value $108,438 cumulative appreciation	$1,104

See Notes to Schedules of Investments and Financial Statements.

122 Janus Adviser Series January 31, 2006

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

Janus Adviser High-Yield Fund's S Shares advanced 0.80% for the six months ended January 31, 2006. By comparison, the Fund's benchmark, the Lehman Brothers High-Yield Bond Index, returned 1.57%.

Fixed-income markets were volatile throughout the period, as investors tried to assess the interest rate outlook against a backdrop of uneven economic news, elevated energy prices and continued Federal Reserve (Fed) credit tightening. On a positive note, oil prices retreated from post-hurricane highs, helping consumer price inflation to moderate towards the end of the period. Nonetheless, the Fed raised the overnight Federal Funds rate to 4.50% over the course of the past six months. Despite hopes that the central bank might be nearing the end of this credit-tightening cycle, the prospect of additional rate hikes kept upward pressure on short-term Treasury bond yields. The rise in longer-term yields was more muted, however, due in part to moderating inflation expectations. As a result, the yield curve continued to flatten throughout the period, before inverting in December.

Strategy in This Environment

Our performance reflected the efforts we took to mitigate the Fund's interest-rate sensitivity. In particular, we maintained underweight exposure, relative to the benchmark, to BB-rated bonds, which carry tighter spreads and greater sensitivity to rate changes. At the same time, we kept the duration of our holdings relatively short, given the risk that longer-term yields might correct upward. While these steps helped to insulate performance from recent market volatility, the Fund lagged its benchmark.

Fund Composition

As of January 31, 2006, B-rated bonds made up the majority of our holdings, accounting for a 49.1% share of net assets. BB-rated corporate bonds comprised 29.8% of the Fund's total net assets. The Fund held 8.9% of its total net assets in the CCC-rated category. Meanwhile, investment-grade corporate bonds accounted for 3.5% of the Fund's total net assets, and the Fund's cash position was 6.5% of total net assets. It's important for us to note that our weighting in CCC-rated paper contains many credits with credit metrics that mirror those of many single B credits; thus, we view these CCC-rated bonds as ripe for credit ratings upgrades in the near future.

Auto-Related Positions and Power Utility Detracted from Results

The Fund's performance was hampered by weakness in a number of our automotive credits, including vehicle component manufacturers Delphi Automotive Systems and Dura Operating. These companies have found themselves squeezed between rising raw material prices and weakening consumer vehicle demand. Many have taken the brunt of the market slowdown as large customers, such as General Motors (GM), try to force their suppliers to absorb higher input prices. Delphi, in particular, was shadowed by its bankruptcy filing in October of 2005, even as it tried to work out a restructuring deal with GM, its largest customer, and the United Auto Workers, its union. Also weighing on results were our positions in GM and General Motors Acceptance Corporation (GMAC) bonds. GM struggled amidst concerns over disappointing earnings growth, weak vehicle sales and a substantial pension fund liability. Although these bonds have underperformed, liquidity remains high and I feel the expected sale of GMAC would be a net positive for the company.

Also lagging was Reliant Energy, a power utility that provided us with strong performance through most of the period. Unfortunately, the bonds took a hit late in the year after the company issued a profit warning that reflected some deterioration in commercial business, as well as hedging losses in its New Jersey-based electricity region. We maintained a reduced stake in the company despite these problems, which we think could prove temporary. Additionally, we are bullish on the company's prospects looking ahead to 2007, when the price-to-beat regulatory ceiling on Texas electricity rates is set to expire. This change could enhance Reliant's ability to pass along higher fuel prices to its consumers.

Fund Profile

	January 31, 2006
Weighted Average to Maturity	6.9	Yrs.
Average Modified Duration*	3.8	Yrs.
30-Day Average Yield**
A Shares at NAV
Without Reimbursement	3.74%
With Reimbursement	6.36%
A Shares at MOP
Without Reimbursement	3.56%
With Reimbursement	6.06%
C Shares***
Without Reimbursement	3.02%
With Reimbursement	5.65%
I Shares
Without Reimbursement	4.02%
With Reimbursement	6.65%
R Shares
Without Reimbursement	3.27%
With Reimbursement	5.90%
S Shares
Without Reimbursement	3.52%
With Reimbursement	6.15%
Weighted Average Fixed-Income Credit Rating	B+

  *  A theoretical measure of price volatility.

  **  Yields will fluctuate.

  ***  Does not include the 1.00% contingent deferred sales charge.

Janus Adviser Series January 31, 2006 123

Janus Adviser High-Yield Fund (unaudited)

Airline and Select Energy Positions Boosted Performance

We were pleased with the contribution made by our weighting in AMR (the parent company of American Airlines). This was an investment we made because of our confidence in the company's management team and underlying business model. Recently, the company has benefited from lower-than-feared jet fuel costs. This enabled American to end 2005 with healthy cash reserves, which it had previously set aside in anticipation of soaring fuel charges. We continue to have faith in the airline's management, and believe that its financial metrics remain outstanding.

We also benefited from select energy pipeline and utility companies, focusing on those that offer solid asset values and a demonstrated commitment to balance-sheet restructuring. One of our positive contributors for the period was power utility Texas Genco, a company that recently was taken private by an equity consortium. Texas Genco was subsequently purchased by NRG Energy. Because of the covenants attached to the issue, NRG decided to tender for our bonds at an advantageous price.

Investment Strategy and Outlook Overview

Moving forward, we are convinced that financial markets will remain volatile as investors wait for more clarity on the global economy and the direction of interest rates. We are paying particularly close attention to the Federal Reserve, since we believe that as its tightening campaign comes to an end investors' appetite for risk will grow, leading to increased demand for high-yield securities. At the same time, uncertainty and event risk in the credit markets has resulted in increased caution. The growing number of lower quality issues and the increase in acquisition-related financing raises the risk profile of the market.

Shareholder-Friendly Activity:

Over the past three years, corporate America has generally been focused on improving overall credit quality via cost cutting programs, head count reductions, maximizing cash flow generation and ultimately reducing debt. The improving credit quality focus by management teams ultimately accrued to corporate bond holders, rewarding them for lending companies money. Janus Adviser High-Yield Fund benefited from these activities as a result of many of our corporate bond holdings. Over the period, however, we have seen a significant change in the focus of senior management teams, moving from a very bond holder-friendly focus to a more equity-friendly focus. There has been a significant increase in shareholder-friendly activity in the form of increased dividends and share buy-back programs. These activities are generally very favorable to the equity holders of a company, sometimes at the expense of the corporate bond holders of the company. In addition to companies pursuing shareholder-friendly activity, there has been a significant increase in leveraged buy out activity facilitated by the growth in private equity investing. These types of leveraging activities by management teams can be very detrimental to corporate bond holders. For this reason, careful individual credit selection is more important than ever.

The Default Rate:

According to JPMorgan, in the latter half of 2005 the default rate increased from 0.73% to 1.62%. Also according to JPMorgan, overall there were 18 domestic bankruptcies in 2005 compared with an average that exceeds 50 per year over the past 10 years. The large bankruptcies of Delphi and Delta Airlines put upward pressure on the default rate. While we anticipate the default rate to continue to rise in 2006, the low number of companies trading at distressed levels – trading at less than $60 – foreshadows that the default rate should remain at historically low levels. We are paying very close attention to the increased level of lower quality issuance and the significant increases in acquisition related financing – leverage buy-out activity – watching for signs of significant credit deterioration.

With relatively tight spreads and low yields in the high-yield market today, individual security selection becomes ever more important in generating returns. While uncovering the best total return opportunities for our shareholders remains a primary focus, we are evermore focused on keeping our shareholders out of harm's way by avoiding credits where we feel we are not being compensated for the downside risk and seeking to avoid credits that appear to be pursuing unbalanced shareholder-friendly activity or are vulnerable to hostile leveraging activity by outside investors. We will continue to manage the Fund with a keen focus on generating solid risk-adjusted returns with a goal of preserving capital and keeping volatility of the overall Fund low. We remain committed to our fundamental credit-by-credit research as we seek out companies with a demonstrated commitment to achieving an optimal capital structure. We look for companies that are focused on reducing leverage, improving margins and maximizing the overall cash flows of the business and understand the balance between the use of equity and debt financing. We focus on owning companies that we believe adhere to a strict discipline around their capital structure and invest in management teams that exhibit a passion for optimizing their businesses. These companies have tended to produce the best results for our shareholders.

Thank you for your continued investment in Janus Adviser High-Yield Fund.

Significant Areas of Investment – (% of Net Assets)

124 Janus Adviser Series January 31, 2006

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2006

Since Inception*
Janus Adviser High-Yield Fund - A Shares NAV	0.94%
MOP	(3.87)%
Janus Adviser High-Yield Fund - C Shares NAV	0.58%
LOAD	(0.40)%
Janus Adviser High-Yield Fund - I Shares	1.99%
Janus Adviser High-Yield Fund - R Shares	0.70%
Janus Adviser High-Yield Fund - S Shares	0.80%
Lehman Brothers High-Yield Bond Index	1.57%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2006 without the effect of any fee and expense limitation or waivers.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

*The Fund's inception date - August 1, 2005.

Janus Adviser Series January 31, 2006 125

Janus Adviser High-Yield Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,009.40	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,005.80	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26
Expense Example - I Shares	Beginning Account Value (11/28/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (11/28/05-1/31/06)**
Actual	$1,000.00	$1,019.90	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40
Expense Example - R Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,007.00	$8.95
Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,008.00	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

*Expenses are equal to the annualized expense ratio of 1.28% for A Shares, 2.02% for C Shares, 1.77% for R Shares and 1.52% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses paid for Class I Shares reflect only the inception period (November 28, 2005 to January 31, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.95% for I Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

126 Janus Adviser Series January 31, 2006

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 92.7%
Advertising Sales - 0.2%
$5,000	Lamar Advertising Co., 2.875% senior notes, due 12/31/10	$5,306
Advertising Services - 0.9%
	R.H. Donnelley Corp.:
11,000	6.875%, senior discount notes due 1/15/13 (144A)	10,093
6,000	6.875%, senior discount notes due 1/15/13 (144A)	5,490
9,000	8.875%, senior notes due 1/15/16 (144A)	9,101
		24,684
Aerospace and Defense - Equipment - 0.7%
12,000	BE Aerospace, Inc., 8.50% senior notes, due 10/1/10	12,930
7,000	DRS Technologies, Inc., 6.875% senior subordinated notes, due 11/1/13	6,948
		19,878
Agricultural Chemicals - 0.2%
6,000	IMC Global, Inc.- Series B, 10.875% company guaranteed notes, due 6/1/08	6,660
Airlines - 0.7%
14,000	AMR Corp., 9.00% debentures, due 8/1/12	12,758
5,000	Delta Air Lines, Inc., 11.01% bank loan, due 3/27/08	5,185
		17,943
Apparel Manufacturers - 0.5%
	Levi Strauss & Co.:
5,000	9.28%, senior unsubordinated notes due 4/1/12‡	5,125
6,000	9.75%, senior notes, due 1/15/15	6,322
3,000	Russell Corp., 9.25% company guaranteed notes, due 5/1/10#	3,064
		14,511
Athletic Equipment - 0.2%
5,000	Riddell Bell Holdings, Inc., 8.375% company guaranteed notes, due 10/1/12#	4,688
Automotive - Cars and Light Trucks - 1.0%
	General Motors Corp.:
5,000	7.125%, senior notes, due 7/15/13#	3,875
12,000	8.375%, debentures, due 7/15/33#	8,880
8,000	Ford Capital B.V., 9.50% debentures, due 6/1/10	6,960
7,000	Ford Motor Co., 7.25% notes, due 10/1/08#	6,160
		25,875
Automotive - Truck Parts and Equipment - Original - 1.2%
6,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15#	5,970
	Tenneco Automotive, Inc.:
2,000	10.25%, secured notes, due 7/15/13	2,240
9,000	8.625%, company guaranteed notes due 11/15/14#	9,045
4,000	TRW Automotive, Inc., 9.375% senior notes, due 2/15/13	4,350

Shares or Principal Amount		Value
Automotive - Truck Parts and Equipment - Original - (continued)
$6,000	United Components, Inc., 9.375% senior subordinated notes, due 6/15/13	$5,985
	Visteon Corp.:
4,000	8.25%, senior notes, due 8/1/10#	3,370
2,000	7.00%, senior notes, due 3/10/14	1,550
		32,510
Automotive - Truck Parts and Equipment - Replacement - 0.1%
2,000	Affinia Group, Inc., 9.00% company guaranteed notes, due 11/30/14#	1,660
Building - Heavy Construction - 0.3%
8,000	Ahern Rentals, Inc., 9.25% company guaranteed notes, due 8/15/13	8,400
Building - Maintenance and Service - 0.1%
4,000	HydroChem Industrial Services, Inc., 9.25% senior subordinated notes due 2/15/13 (144A)	3,880
Building - Residential and Commercial - 2.2%
7,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15	6,825
24,000	D.R. Horton, Inc., 8.50% company guaranteed notes, due 4/15/12	25,569
6,000	K. Hovnanian Enterprises, Inc., 6.50% company guaranteed notes, due 1/15/14#	5,802
10,000	KB Home, 6.25% senior notes, due 6/15/15	9,650
10,000	William Lyon Homes, Inc., 10.75% company guaranteed notes, due 4/1/13	10,350
		58,196
Building and Construction Products - Miscellaneous - 0.5%
	Building Materials Corp.:
2,000	8.00%, company guaranteed notes due 12/1/08	2,025
1,000	7.75%, secured notes, due 8/1/14	970
6,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14	5,835
6,000	NTK Holdings, Inc., 0% senior discount notes, due 3/1/14	3,833
		12,663
Building Products - Air and Heating - 0.2%
6,000	Goodman Global Holding Company, Inc. 7.875%, senior subordinated notes due 12/15/12 (144A)#	5,670
Building Products - Cement and Aggregate - 0.4%
11,000	Texas Industries, Inc., 7.25% senior unsecured notes, due 7/15/13	11,358
Building Products - Wood - 0.1%
4,000	Ainsworth Lumber Company, Ltd., 7.25% company guaranteed notes, due 10/1/12	3,640
Cable Television - 2.4%
3,000	Cablevision Systems Corp., 8.00% senior notes, due 4/15/12#	2,858
17,000	CCH I LLC, 11.00% secured notes, due 10/1/15 (144A)	13,983
21,000	Charter Communications Holdings II 10.25%, senior notes, due 9/15/10	20,658
8,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	8,000

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 127

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Cable Television - (continued)
	CSC Holdings, Inc.:
$5,000	7.00%, senior notes, due 4/15/12 (144A)‡	$4,775
3,000	7.625%, debentures, due 7/15/18	2,865
10,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior notes, due 1/15/13#	9,925
		63,064
Casino Hotels - 3.2%
9,000	Boyd Gaming Corp., 7.125% senior subordinated notes, due 2/1/16	8,932
	Majestic Star Casino LLC:
2,000	9.50%, company guaranteed notes due 10/15/10	2,135
3,000	9.75%, secured notes, due 1/15/11 (144A)#	3,068
	MGM Mirage, Inc.:
8,000	8.375%, company guaranteed notes due 2/1/11#	8,600
6,000	6.625%, company guaranteed notes due 7/15/15#	6,030
7,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	7,385
2,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	2,085
8,000	Station Casinos, Inc., 6.875% senior subordinated notes, due 3/1/16	8,130
30,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15	29,512
10,000	Wynn Las Vegas LLC/Corp., 6.625% first mortgage notes, due 12/1/14#	9,737
		85,614
Casino Services - 1.4%
	Virgin River Casino Corp.:
29,000	9.00%, company guaranteed notes due 1/15/12‡	29,580
13,000	0%, senior subordinated notes due 1/15/13	8,938
		38,518
Cellular Telecommunications - 3.4%
	Centennial Communications Corp.:
6,000	10.00%, senior notes, due 1/1/13 (144A)#	6,210
8,000	10.125%, company guaranteed notes due 6/15/13	8,760
6,000	Dobson Cellular Systems, Inc. 9.875%, secured notes, due 11/1/12	6,600
	Dobson Communications Corp.:
6,000	8.85%, senior notes, due 10/15/12 (144A)‡,#	5,910
10,000	8.875%, senior notes, due 10/1/13#	10,075
	Nextel Communications, Inc.:
12,000	6.875%, senior notes, due 10/31/13	12,580
12,000	5.95%, senior notes, due 3/15/14	12,085
9,000	Rogers Cantel, Inc., 9.75% debentures, due 6/1/16	10,935
	Rogers Wireless Communications, Inc.:
7,000	7.61625%, secured notes, due 12/15/10‡	7,219
4,000	8.00%, senior subordinated notes due 12/15/12	4,240
5,000	7.50%, secured notes, due 3/15/15	5,425
		90,039

Shares or Principal Amount		Value
Chemicals - Diversified - 2.6%
	Huntsman Company LLC:
$4,000	11.85%, company guaranteed notes due 7/15/11‡	$4,235
7,000	11.75%, company guaranteed notes due 7/15/12‡	8,032
2,000	Huntsman International LLC, 10.125% company guaranteed notes, due 7/1/09	2,068
	Lyondell Chemical Co.:
18,000	9.50%, company guaranteed notes due 12/15/08	18,877
6,000	9.50%, company guaranteed notes due 12/15/08	6,293
26,000	11.125%, secured notes, due 7/15/12#	29,184
2,000	Westlake Chemical Corp., 6.625% senior unsecured notes, due 1/15/16#	2,003
		70,692
Chemicals - Plastics - 0.9%
	PolyOne Corp.:
6,000	10.625%, company guaranteed notes due 5/15/10	6,383
12,000	8.875%, senior notes, due 5/1/12	11,700
6,000	Resolution Performance Products LLC 13.50%, senior subordinated notes due 11/15/10#	6,405
		24,488
Chemicals - Specialty - 3.3%
24,000	Equistar Chemicals L.P., 6.50% notes, due 2/15/06#	23,999
6,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	6,353
25,000	Nalco Co., 7.75% senior notes, due 11/15/11#	25,499
14,000	OM Group, Inc., 9.25% company guaranteed notes, due 12/15/11	14,000
17,000	Tronox Worldwide LLC, 9.50% senior notes, due 12/1/12 (144A)#	17,723
		87,574
Computer Services - 0.4%
	Sungard Data Systems, Inc.:
3,000	9.125%, senior unsecured notes due 8/15/13 (144A)	3,120
7,000	10.25%, senior subordinated notes due 8/15/15 (144A)	7,035
		10,155
Consumer Products - Miscellaneous - 1.2%
5,072	Amscan Holdings, Inc., 9.51% bank loan, due 12/22/13	5,034
24,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12#	24,000
4,000	Playtex Products, Inc., 9.375% company guaranteed notes, due 6/1/11	4,205
		33,239
Containers - Metal and Glass - 2.5%
	Crown Americas, Inc.:
4,000	7.625%, senior notes due 11/15/13 (144A)#	4,140
4,000	7.75%, senior notes, due 11/15/15 (144A)	4,150

See Notes to Schedules of Investments and Financial Statements.

128 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Containers - Metal and Glass - (continued)
	Owens-Brockway Glass Container, Inc.:
$19,000	8.875%, company guaranteed notes due 2/15/09	$19,831
14,000	8.25%, company guaranteed notes due 5/15/13#	14,735
	Owens-Illinois, Inc.:
11,000	8.10%, senior notes, due 5/15/07	11,220
5,000	7.50%, debentures, due 5/15/10	5,075
7,000	7.80%, debentures, due 5/15/18#	7,070
		66,221
Containers - Paper and Plastic - 1.9%
6,000	Graphic Packaging International Corp. 8.50%, senior notes, due 8/15/11	6,000
	Graham Packaging Co.:
8,000	8.50%, company guaranteed notes due 10/15/12#	8,040
25,000	9.875%, subordinated notes due 10/15/14#	24,750
14,000	Smurfit-Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14#	12,495
		51,285
Dialysis Centers - 0.2%
6,000	National Nephrology Associates, Inc., 9.00% company guaranteed notes due 11/1/11 (144A)	6,656
Diversified Operations - 1.5%
15,000	J.B. Poindexter & Company, Inc., 8.75% company guaranteed notes, due 3/15/14	12,413
12,000	Jacuzzi Brands, Inc., 9.625% secured notes, due 7/1/10	12,749
6,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	6,188
8,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14	6,960
	Walter Industries, Inc.:
357	6.52688%, bank loan, due 9/30/12	361
181	6.385%, bank loan, due 9/30/12	183
361	6.26063%, bank loan, due 9/30/12	365
722	6.21625%, bank loan, due 9/30/12	731
		39,950
Electric - Generation - 2.1%
	AES Corp.:
13,000	8.875%, senior notes, due 2/15/11#	14,040
11,000	9.00%, secured notes, due 5/15/15 (144A)	12,045
11,000	Edison Mission Energy, 7.73% senior notes, due 6/15/09**	11,303
1,596	LSP-Kendall Energy LLC, 6.52688% bank loan, due 9/22/13	1,587
17,000	Texas Genco Holdings, Inc., 6.875% senior notes, due 12/15/14 (144A)	18,402
		57,377
Electric - Integrated - 4.9%
	Allegheny Energy Supply Company LLC:
9,000	7.80%, notes, due 3/15/11**	9,675
8,000	8.25%, senior unsecured notes due 4/15/12 (144A)§	8,880
	CMS Energy Corp.:
34,000	7.50%, senior notes, due 1/15/09#	35,019
5,000	6.30%, senior notes, due 2/1/12#	4,963
6,000	6.875%, senior unsecured notes due 12/15/15	6,060

Shares or Principal Amount		Value
Electric - Integrated - (continued)
$6,000	DPL, Inc., 6.875% senior notes, due 9/1/11	$6,390
30,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	34,649
4,000	Nevada Power Co., 5.875% general reference mortgage, due 1/15/15	3,977
2,000	Sierra Pacific Power Co., 6.25% general refinance mortgage, due 4/15/12	2,040
	TXU Corp.:
6,000	6.50%, senior notes, due 11/15/24	5,567
12,000	6.55%, notes, due 11/15/34#	11,035
		128,255
Electronic Components - Miscellaneous - 0.3%
7,000	Aavid Thermal Technologies, Inc., 12.75% company guaranteed notes, due 2/1/07	7,166
Electronic Components - Semiconductors - 2.2%
32,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	33,680
12,000	Freescale Semiconductor, Inc., 7.35% senior notes, due 7/15/09‡	12,270
10,000	Spansion LLC, 11.25% senior notes, due 1/15/16 (144A)	9,450
5,000	STATS ChipPAC, Ltd., 6.75% company guaranteed notes, due 11/15/11	4,888
		60,288
Electronic Parts Distributors - 0.2%
6,000	Avnet, Inc., 6.00% notes, due 9/1/15	5,838
Electronics - Military - 0.2%
6,000	L-3 Communications Corp., 3.00% bonds, due 8/1/35#	6,165
Finance - Auto Loans - 2.3%
14,000	Ford Motor Credit Co., 6.625% notes, due 6/16/08	13,174
	General Motors Acceptance Corp.:
6,000	6.15%, bonds, due 4/5/07	5,878
6,000	5.85%, senior unsubordinated notes due 1/14/09	5,651
22,000	7.75%, notes, due 1/19/10	21,659
8,000	7.25%, notes, due 3/2/11	7,718
8,000	8.00%, bonds, due 11/1/31#	8,157
		62,237
Finance - Investment Bankers/Brokers - 0.2%
5,000	BCP Crystal Holdings Corp., 9.625% senior subordinated notes, due 6/15/14	5,550
Finance - Other Services - 0.6%
12,000	Alamosa Delaware, Inc., 8.50% senior notes, due 1/31/12	13,005
2,000	Athena Neuro Financial LLC, 7.25% company guaranteed notes, due 2/21/08	1,970
		14,975
Food - Diversified - 1.5%
14,000	Chiquita Brands International, Inc., 8.875% senior notes, due 12/1/15#	12,984
10,000	Doane Pet Care Co., 10.625% senior subordinated notes due 11/15/15 (144A)	10,450

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 129

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Food - Diversified - (continued)
	Dole Food Company, Inc.:
$2,000	8.625%, senior notes, due 5/1/09‡,#	$2,043
3,000	7.25%, company guaranteed notes due 6/15/10	2,899
12,000	Wornick Co., 10.875% secured notes, due 7/15/11	12,480
		40,856
Food - Meat Products - 0.2%
6,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	6,120
Gambling - Non-Hotel - 1.3%
8,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	8,430
12,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12	12,420
12,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11#	12,900
		33,750
Gas - Distribution - 0.2%
	Colorado Interstate Gas Co.:
4,000	5.95%, senior notes, due 3/15/15	3,915
2,000	6.80%, senior notes, due 11/15/15 (144A)	2,078
		5,993
Gas - Transportation - 0.3%
7,000	Williams Gas Pipelines Central, Inc., 7.375% senior notes, due 11/15/06 (144A)	7,114
Health Care Cost Containment - 0.2%
5,000	Team Health, Inc., 11.25% senior subordinated notes due 12/1/13 (144A)§	5,175
Hotels and Motels - 0.2%
6,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, company guaranteed notes due 5/1/12‡	6,570
Independent Power Producer - 2.9%
10,000	AES China Generating Company, Ltd., 8.25% bonds, due 6/26/10	10,097
2,000	Mirant North America LLC, 0% bank loan, due 1/3/13	2,014
	NRG Energy, Inc.:
5,157	0%, bank loan, due 9/30/12	5,187
1,176	0%, bank loan, due 9/30/12	1,183
8,000	8.00%, company guaranteed notes due 12/15/13	8,920
22,000	7.35%, senior notes, due 2/1/16	22,384
	Reliant Energy, Inc.:
5,000	9.25%, secured notes, due 7/15/10	4,938
14,000	9.50%, secured notes, due 7/15/13	13,859
11,000	6.75%, secured notes, due 12/15/14	9,460
		78,042
Machinery - Construction and Mining - 0.3%
8,000	Terex Corp., 10.375% company guaranteed notes, due 4/1/11#	8,460
Machinery - Farm - 0.3%
8,000	Case New Holland, Inc., 9.25% company guaranteed notes, due 8/1/11	8,560

Shares or Principal Amount		Value
Medical - Hospitals - 1.5%
$8,000	HCA, Inc., 5.75% senior notes, due 3/15/14	$7,670
26,000	Tenet Healthcare Corp., 9.50% senior notes, due 2/1/15 (144A)‡	25,479
6,000	Triad Hospitals, Inc., 7.00% senior subordinated notes, due 11/15/13	6,053
		39,202
Medical - Outpatient and Home Medical Care - 0.1%
2,000	CRC Health Corp., 10.75% senior subordinated notes due 2/1/16 (144A)	2,030
Metal - Aluminum - 0.5%
14,000	Novelis, Inc., 7.25% senior notes, due 2/15/15 (144A)‡,§	13,230
Metal - Diversified - 0.5%
12,000	Earle M. Jorgensen Co., 9.75% secured notes, due 6/1/12	13,020
Metal Processors and Fabricators - 0.2%
	Mueller Group, Inc.:
3,302	6.9175%, bank loan, due 9/30/12	3,340
114	6.85938%, bank loan, due 9/30/12	117
1,561	6.65625%, bank loan, due 9/30/12	1,579
1,561	6.46625%, bank loan, due 9/30/12	1,580
		6,616
Metal Products - Fasteners - 0.1%
3,000	FastenTech, Inc., 11.50% company guaranteed notes, due 5/1/11‡	2,948
Multimedia - 0.4%
11,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12#	11,701
Non-Hazardous Waste Disposal - 1.5%
	Allied Waste North America, Inc.:
18,000	6.375%, secured notes, due 4/15/11#	17,708
6,000	7.875%, senior notes, due 4/15/13#	6,225
15,000	7.25%, senior notes, due 3/15/15#	15,150
		39,083
Office Automation and Equipment - 0.9%
17,000	Xerox Capital Trust I, 8.00% company guaranteed notes, due 2/1/27	17,531
6,000	Xerox Corp., 6.875% senior notes, due 8/15/11	6,225
		23,756
Office Supplies and Forms - 0.5%
14,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	13,353
Oil - Field Services - 0.1%
4,000	Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14 (144A)§	4,000
Oil Companies - Exploration and Production - 2.5%
5,000	Clayton Williams Energy, Inc., 7.75% company guaranteed notes, due 8/1/13	4,919
	Chesapeake Energy Corp.:
11,000	7.50%, senior notes, due 9/15/13	11,674
5,000	6.50%, senior unsecured notes due 8/15/17 (144A)	4,950
6,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	6,345

See Notes to Schedules of Investments and Financial Statements.

130 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$5,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14	$4,875
12,000	Energy Partners, Ltd., 8.75% company guaranteed notes, due 8/1/10	12,390
13,000	Forest Oil Corp., 8.00% senior notes, due 6/15/08	13,585
3,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	3,251
4,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12	4,310
		66,299
Oil Field Machinery and Equipment - 0.2%
6,000	Dresser-Rand Group, Inc., 7.625% senior subordinated notes, due 11/1/14	6,210
Paper and Related Products - 1.3%
5,000	NewPage Corp., 12.00% senior subordinated notes, due 5/1/13	4,863
18,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14#	16,604
	Rock-Tenn Co.:
4,000	8.20%, senior notes, due 8/15/11	3,990
10,000	5.625%, bonds, due 3/15/13	8,763
		34,220
Pharmacy Services - 0.1%
2,000	Omnicare, Inc., 6.875% senior subordinated notes, due 12/15/15#	2,003
Physician Practice Management - 0.5%
5,000	US Oncology Holdings, Inc., 9.26375% senior notes, due 3/15/15‡	5,000
8,000	US Oncology Inc., 10.75% company guaranteed notes, due 8/15/14#	8,840
		13,840
Pipelines - 7.5%
5,000	ANR Pipeline Co., 8.875% notes, due 3/15/10	5,349
	Dynegy Holdings, Inc.:
4,000	9.875%, secured notes due 7/15/10 (144A)	4,380
5,000	6.875%, senior notes, due 4/1/11	5,038
8,000	10.125%, secured notes due 7/15/13 (144A)§	9,030
3,000	7.125%, debentures, due 5/15/18	2,880
	El Paso Corp.:
24,000	6.50%, debentures, due 6/1/08 (144A)§	24,060
6,000	7.625%, notes, due 9/1/08 (144A)§	6,165
10,000	6.375%, notes, due 2/1/09 (144A)§	9,950
5,000	7.00%, senior notes, due 5/15/11#	5,081
13,000	9.6255%, debentures, due 5/15/12 (144A)§,#	14,723
11,000	7.875%, notes, due 6/15/12	11,633
13,000	7.42%, notes, due 2/15/37 (144A)§	12,934
5,000	El Paso Natural Gas Co., 7.625% senior notes, due 8/1/10	5,266
4,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	3,860
17,000	Northwest Pipeline Corp., 8.125% company guaranteed notes, due 3/1/10	18,083
8,000	Southern Natural Gas Co., 8.875% unsubordinated notes, due 3/15/10	8,558

Shares or Principal Amount		Value
Pipelines - (continued)
	Targa Resources, Inc.:
$8,195	6.83%, bank loans, due 10/5/07	$8,205
1,586	6.77688%, bank loans, due 10/5/11	1,602
50	6.77688%, bank loans, due 10/5/12	50
2,049	6.9175%, bank loans, due 10/5/12	2,070
4,494	6.65625%, bank loans, due 10/5/12	4,541
18,000	Transcontinental Gas Pipe Line Corp., 7.00% notes, due 8/15/11	18,967
10,000	TransMontaigne, Inc., 9.125% senior subordinated notes, due 6/1/10	10,200
5,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11#	5,138
4,000	Williams Companies, Inc., 7.75% notes, due 6/15/31	4,340
		202,103
Private Corrections - 0.4%
	Corrections Corporation of America:
6,000	7.50%, senior notes, due 5/1/11	6,188
4,000	6.25%, company guaranteed notes due 3/15/13	3,940
		10,128
Publishing - Newspapers - 0.3%
8,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	7,930
Publishing - Periodicals - 2.7%
6,000	CBD Media Holdings LLC, 9.25% senior notes, due 7/15/12#	6,083
4,000	CBD Media, Inc., 8.625% company guaranteed notes, due 6/1/11	4,045
10,000	Dex Media West Finance Co., 5.875% senior notes, due 11/15/11	10,100
21,000	Dex Media, Inc., 8.00% notes, due 11/15/13	21,577
	Primedia, Inc.:
29,000	8.875%, company guaranteed notes due 5/15/11#	27,114
3,249	6.6475%, bank loan, due 9/30/13	3,213
		72,132
Racetracks - 0.4%
12,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15#	11,970
Recycling - 0.3%
7,000	Aleris International, Inc., 10.375% secured notes, due 10/15/10	7,700
REIT - Health Care - 0.5%
11,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	12,073
REIT - Hotels - 0.4%
12,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	11,850
Rental Auto/Equipment - 0.1%
3,000	Hertz Corp., 8.875% senior notes, due 1/1/14 (144A)	3,098
Retail - Automobile - 0.3%
9,000	Asbury Automotive Group, Inc., 8.00% senior subordinated notes, due 3/15/14#	8,820

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 131

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Retail - Drug Store - 1.4%
	Jean Coutu Group, Inc.:
$13,000	7.625%, senior notes, due 8/1/12#	$13,000
18,000	8.50%, senior subordinated notes due 8/1/14#	17,145
8,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	7,660
		37,805
Retail - Propane Distribution - 0.6%
	Ferrellgas Partners L.P.:
12,000	8.75%, senior notes, due 6/15/12	12,120
4,000	6.75% senior notes, due 5/1/14	3,850
		15,970
Retail - Regional Department Stores - 0.3%
	Neiman Marcus Group, Inc.:
1,899	6.94688%, bank loan, due 3/13/13	1,918
6,000	10.375%, company guaranteed notes due 10/15/15 (144A)#	6,187
		8,105
Retail - Restaurants - 1.4%
10,000	Domino's, Inc., 8.25% senior subordinated notes, due 7/1/11	10,375
8,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12#	7,220
5,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14#	4,725
4,000	Restaurant Co., 10.00% senior notes, due 10/1/13 (144A)	3,770
11,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11	10,313
		36,403
Rubber - Tires - 1.6%
	Goodyear Tire & Rubber Co.:
15,000	8.50%, notes, due 3/15/07	15,263
15,000	7.857%, notes, due 8/15/11#	14,625
12,000	9.00%, senior notes, due 7/1/15#	12,000
		41,888
Satellite Telecommunications - 0.6%
7,000	INTELSAT Bermuda, Ltd., 8.625% senior notes, due 1/15/15 (144A)	7,018
4,000	PanAmSat Corp., 9.00% company guaranteed notes, due 8/15/14	4,205
5,000	Zeus Special Subsidiary, Ltd., 0% senior discount notes, due 2/1/15	3,300
		14,523
Special Purpose Entity - 1.4%
6,000	American Commercial Lines LLC, 9.50% company guaranteed notes, due 2/15/15	6,488
8,000	CCM Merger, Inc., 8.00% notes, due 8/1/13 (144A)#	7,800
6,000	K&F Acquisition, Inc., 7.75% company guaranteed notes, due 11/15/14#	6,105
2,000	Standard Aero Holdings, Inc., 8.25% company guaranteed notes, due 9/1/14	1,630

Shares or Principal Amount		Value
Special Purpose Entity - (continued)
$14,000	Vanguard Health Holding Company II LLC 9.00%, senior subordinated notes due 10/1/14	$14,770
		36,793
Specified Purpose Acquisition Company - 0.2%
8,000	Marquee Holdings, Inc., 0% senior discount notes, due 8/15/14#	4,880
Steel - Producers - 0.3%
2,000	Chaparral Steel Co., 10.00% company guaranteed notes, due 7/15/13#	2,200
6,000	AK Steel Corp., 7.75% company guaranteed notes, due 6/15/12#	5,850
		8,050
Telecommunication Equipment - 0.9%
10,000	Eschelon Operating Co., 8.375% company guaranteed notes, due 3/15/10	9,300
17,000	Lucent Technologies, Inc., 6.45% debentures, due 3/15/29	14,280
		23,580
Telecommunication Services - 0.7%
7,000	Time Warner Telecom Holdings, Inc., 9.25% company guaranteed notes, due 2/15/14	7,455
6,000	Time Warner Telecom, Inc., 10.125% senior notes, due 2/1/11#	6,300
4,000	US WEST Communications, Inc., 5.625% notes, due 11/15/08	3,940
		17,695
Telephone - Integrated - 3.1%
	Cincinnati Bell, Inc.:
2,000	7.25%, company guaranteed notes due 7/15/13#	2,098
5,000	8.375%, senior subordinated notes due 1/15/14	4,913
4,000	Cincinnati Bell Telephone Co., 6.30% company guaranteed notes due 12/1/28	3,600
	Hawaiian Telcom Communications, Inc.:
3,000	9.75%, senior notes, due 5/1/13 (144A)#	2,963
8,000	12.50%, senior subordinated notes due 5/1/15 (144A)#	7,500
4,000	Level 3 Financing, Inc., 10.75% company guaranteed notes, due 10/15/11	3,760
9,000	Qwest Communications International, Inc. 7.50%, senior notes, due 2/15/14 (144A)	9,089
	Qwest Corp.:
17,000	7.875%, senior notes, due 9/1/11	17,977
29,000	8.875%, notes, due 3/15/12‡	32,117
		84,017
Television - 0.2%
6,000	Sinclair Broadcast Group, Inc., 8.00% company guaranteed notes, due 3/15/12	6,075
Textile - Products - 0.2%
4,000	Invista, Inc., 9.25% notes, due 5/1/12 (144A)	4,260
Theaters - 0.6%
	AMC Entertainment, Inc.:
1,811	0%, bank loan, due 1/5/13	1,826
14,000	11.00%, company guaranteed notes due 2/1/16 (144A)	14,000
		15,826

See Notes to Schedules of Investments and Financial Statements.

132 Janus Adviser Series January 31, 2006

Schedule of Investments (unaudited)

As of January 31, 2006

Shares or Principal Amount		Value
Transportation - Marine - 0.5%
$7,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12	$7,394
7,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	6,510
		13,904
Transportation - Railroad - 0.1%
2,000	TFM S.A. de C.V., 12.50% senior notes, due 6/15/12	2,270
Total Corporate Bonds (cost $2,495,534)		2,484,867
Preferred Stock - 0.8%
Automotive - Cars and Light Trucks - 0.2%
225	General Motors Corp. - Series A convertible, 4.50%	5,209
Non-Hazardous Waste Disposal - 0.5%
50	Allied Waste Industries, Inc. convertible, 6.25%	13,437
REIT - Hotels - 0.1%
130	Strategic Hotel Capital, Inc., 8.50% (144A)	3,348
Total Preferred Stock (cost $20,966)		21,994
Other Securities - 17.2%
460,440	State Street Navigator Securities Lending Prime Portfolio† (cost $460,440)	460,440
Repurchase Agreement - 3.7%
$100,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $100,013 collateralized by $893,817 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $102,000 (cost $100,000)	100,000
Total Investments (total cost $3,076,940) – 114.4%		3,067,301
Liabilities, net of Cash, Receivables and Other Assets – (14.4)%		(385,004)
Net Assets – 100%		$2,682,297

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$23,625	0.7%
Canada	92,467	3.0%
Mexico	2,270	0.1%
Netherlands	6,960	0.2%
Singapore	4,888	0.2%
United States††	2,937,091	95.8%
Total	$3,067,301	100.0%

††Includes Short-Term Securities and Other Securities (77.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 133

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson - portfolio manager

Average Annual Total Return
for the periods ended January 31, 2006

A Shares
Fiscal Year-to-Date	1.79%
1 Year	3.04%
5 Year	1.36%
10 Year	2.91%
Since Inception*	3.03%
C Shares
Fiscal Year-to-Date	1.80%
1 Year	3.04%
5 Year	1.54%
10 Year	2.91%
Since Inception*	2.98%
S Shares
Fiscal Year-to-Date	1.66%
1 Year	2.78%
5 Year	1.60%
10 Year	3.12%
Since Inception*	3.20%

Seven-Day Current Yield
A Shares
With Reimbursement	3.99%
Without Reimbursement	2.55%
C Shares
With Reimbursement	3.98%
Without Reimbursement	2.56%
S Shares
With Reimbursement	3.74%
Without Reimbursement	2.30%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end. Total return includes reinvestment of dividends and distributions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See "Explanations of Charts, Tables and Financial Statements."

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Distributors LLC has agreed to a 12b-1 waiver on Class C Shares to the levels indicated in the prospectus until at least December 1, 2006.

There is no assurance that the investment process will consistently lead to successful investing.

*The predecessor fund's inception date - May 1, 1995

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,017.90	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11
Expense Example - C Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,018.00	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11
Expense Example - S Shares	Beginning Account Value (8/1/05)	Ending Account Value (1/31/06)	Expenses Paid During Period (8/1/05-1/31/06)*
Actual	$1,000.00	$1,016.60	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.61% for A Shares, 0.61% for C Shares and 0.87% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

134 Janus Adviser Series January 31, 2006

Janus Adviser Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2006

Principal Amount		Value
Commercial Paper - 23.8%
$250,000	Check Point Charlie, Inc. 4.43%, 2/13/06 (Section 4(2))	$249,635
430,000	La Fayette Asset Securitization LLC 4.40%, 2/15/06 (Section 4(2))	429,264
430,000	PB Finance (Delaware), Inc. 4.34%, 2/1/06	430,000
400,000	Rhineland Funding Capital Corp. 4.38%, 2/24/06 (Section 4(2))	398,881
400,000	Victory Receivables Corp. 4.24%, 2/7/06 (Section 4(2))	399,712
Total Commercial Paper (cost $1,907,492)		1,907,492
Taxable Variable Rate Demand Notes - 50.1%
550,000	Advocare of South Carolina, Inc. 4.53%, 6/1/17	550,000
500,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B 4.66%, 10/1/19	500,000
310,000	Breckenridge Terrace LLC 4.59%, 5/1/39	310,000
200,000	Capel, Inc. 4.58%, 9/1/09	200,000
350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A 4.59%, 7/1/35	350,000
190,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project) 4.53%, 12/22/24	190,000
240,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 4.64%, 9/1/14	240,000
880,000	New Jersey Economic Development Authority Revenue, (Four Woodbury Project), Series B 4.86%, 5/1/31	880,000
135,000	Ohio State Higher Education Facilities Revenue, (Columbus College Project) Series 2003A 4.65%, 9/1/07	135,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 4.73%, 4/1/20	160,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 5.10%, 11/1/19	300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 4.62%, 11/1/29	200,000
Total Taxable Variable Rate Demand Notes (cost $4,015,000)		4,015,000

Principal Amount		Value
Repurchase Agreements - 26.2%
$2,000,000	Bear Stearns & Company, Inc., 4.55% dated 1/31/06, maturing 2/1/06 to be repurchased at $2,000,253 collateralized by $17,876,335 in U.S. Government Agencies 3.50% - 8.00%, 2/1/18 - 4/1/36 with a value of $2,040,002	$2,000,000
100,000	Fortis Bank N.V., 4.49% dated 1/31/06, maturing 2/1/06 to be repurchased at $100,012 collateralized by $119,347 in U.S. Government Agencies 4.648% - 4.872%, 8/25/33 - 10/25/35 with a value of $102,000	100,000
Total Repurchase Agreements (cost $2,100,000)		2,100,000
Total Investments (total cost $8,022,492) – 100.1%		$8,022,492
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(5,992)
Net Assets – 100%		$8,016,500

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series January 31, 2006 135

Statements of Assets and Liabilities

As of January 31, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund
Assets:
Investments at cost(1)	$174,683		$1,303,530	$1,015	$78,382		$1,215
Investments at value(1)	$215,595		$1,727,353	$1,146	$119,273		$1,391
Repurchase agreements	–		39,400	–	–		–
Cash	221		1,025	89	371		144
Cash denominated in foreign currency(2)	–		–	1	–		–
Receivables:
Investments sold	12,938		56,501	–	767		53
Fund shares sold	505		2,960	–	330		–
Dividends	92		411	–	40		–
Interest	2		18	–	2		–
Due from adviser	–		–	5	–		5
Other assets	4		15	–	1		–
Forward currency contracts	49		–	–	–		–
Total Assets	229,406		1,827,683	1,241	120,784		1,593
Liabilities:
Payables:
Options written, at value(3)	–		–	–	–		–
Collateral for securities loaned (Note 1)	6,335		15,458	–	11,183		–
Investments purchased	23,000		83,600	27	1,360		220
Fund shares repurchased	4,177		4,084	–	46		–
Dividends	–		–	–	–		–
Advisory fees	89		918	1	33		1
Transfer agent fees and expenses	2		4	–	2		–
Administrative service fees - R Shares	–		–	–	–		–
Administrative service fees - S Shares	42		295	–	21		–
Distribution fees - A Shares	–		54	–	–		–
Distribution fees - C Shares	2		34	–	3		–
Distribution fees - R Shares	–		–	–	–		–
Distribution fees - S Shares	42		295	–	21		–
Networking fees - A Shares	–		–	–	–		–
Networking fees - C Shares	3		15	–	2		–
Networking fees - I Shares	–		–	–	–		–
Foreign tax liability	–		–	–	–		–
Non-interested Trustee's fees and expenses	4		1	2	4		2
Accrued expenses	30		–	47	21		39
Variation margin	–		–	–	–		–
Forward currency contracts	52		–	–	–		–
Total Liabilities	33,778		104,758	77	12,696		262
Net Assets	$195,628		$1,722,925	$1,164	$108,088		$1,331
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$227,485		$1,304,222	$1,041	$155,880		$1,139
Undistributed net investment income/(loss)*	(195)		(908)	(1)	(190)		(2)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(72,568)		(43,609)	(7)	(88,493)		17
Unrealized appreciation/(depreciation) of investments and foreign currency translations	40,906		463,220	131 (4)	40,891		177	(4)
Total Net Assets	$195,628		$1,722,925	$1,164	$108,088		$1,331
Net Assets - A Shares	$21		$261,996	$300	$906		$436
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1		8,812	27	30		37
Maximum Offering Price Per Share(5)	$23.77		$31.55	$11.90	$31.75		$12.53
Net Asset Value Per Share	$22.40		$29.73	$11.21	$29.93		$11.80
Net Assets - C Shares	$2,555		$42,590	$294	$3,774		$294
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114		1,446	26	128		25
Net Asset Value Per Share and Redemption Price Per Share(6)	$22.39		$29.45	$11.17	$29.57		$11.76
Net Assets - I Shares	$10		$6,193	$11	$11		$11
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	465	**	209	1	357	**	1
Net Asset Value Per Share	$22.35		$29.65	$11.21	$29.84		$11.79
Net Assets - R Shares	$12		$1,678	$279	$14		$295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	532	**	57	25	460	**	25
Net Asset Value Per Share	$22.25		$29.52	$11.19	$29.72		$11.78
Net Assets - S Shares	$193,030		$1,410,468	$280	$103,383		$295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,646		47,623	25	3,468		25
Net Asset Value Per Share	$22.33		$29.62	$11.20	$29.81		$11.79

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not in thousands.

  (1)  Investments at cost and value include $6,195,242, $15,123,719, $10,930,156, $7,244,443 and $4,483,410 of securities loaned for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund, respectively (Note 1).

  (2)  Includes cost of $813 and $95 for Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund, respectively.

  (3)  Premiums received of $863 for Janus Adviser Contrarian Fund.

  (4)  Net of foreign taxes on investments of $326, $377 and $593 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.

136 Janus Adviser Series January 31, 2006

As of January 31, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Growth and Income Fund		Janus Adviser Core Equity Fund		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund		Janus Adviser Risk-Managed Growth Fund
Assets:
Investments at cost(1)	$222,750		$43,859		$1,038		$483,474		$150,723
Investments at value(1)	$292,472		$56,705		$1,170		$580,284		$137,451
Repurchase agreements	1,100		500		–		–		25,000
Cash	108		53		36		490		248
Cash denominated in foreign currency(2)	–		–		–		–		–
Receivables:
Investments sold	4,566		3,757		3		322		1,212
Fund shares sold	662		91		17		469		425
Dividends	185		22		2		173		50
Interest	1		–		–		2,843		3
Due from adviser	–		–		5		–		–
Other assets	2		1		–		7		2
Forward currency contracts	58		6		–		59		–
Total Assets	299,154		61,135		1,233		584,647		164,391
Liabilities:
Payables:
Options written, at value(3)	–		–		1		–		–
Collateral for securities loaned (Note 1)	7,467		–		–		4,593		–
Investments purchased	4,557		2,265		12		51		9,089
Fund shares repurchased	117		110		–		854		38
Dividends	81		–		–		–		–
Advisory fees	145		15		1		248		37
Transfer agent fees and expenses	2		1		–		4		1
Administrative service fees - R Shares	–		–		–		–		–
Administrative service fees - S Shares	56		10		–		119		22
Distribution fees - A Shares	–		–		–		–		4
Distribution fees - C Shares	9		8		–		15		8
Distribution fees - R Shares	–		–		–		–		–
Distribution fees - S Shares	56		10		–		119		22
Networking fees - A Shares	–		–		–		–		–
Networking fees - C Shares	14		10		–		22		6
Networking fees - I Shares	–		–		–		–		–
Foreign tax liability	–		–		1		–		–
Non-interested Trustee's fees and expenses	3		3		2		4		3
Accrued expenses	28		27		36		25		33
Variation margin	–		–		–		–		25
Forward currency contracts	7		3		7		208		–
Total Liabilities	12,542		2,462		60		6,262		9,288
Net Assets	$286,612		$58,673		$1,173		$578,385		$155,103
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$213,473		$43,336		$1,042		$472,934		$142,043
Undistributed net investment income/(loss)*	150		(28)		6		649		167
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	2,114		2,007		1		8,140		1,165
Unrealized appreciation/(depreciation) of investments and foreign currency translations	70,875		13,358		124	(4)	96,662		11,728
Total Net Assets	$286,612		$58,673		$1,173		$578,385		$155,103
Net Assets - A Shares	$511		$115		$286		$319		$21,156
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26		6		25		12		1,568
Maximum Offering Price Per Share(5)	$20.61		$21.74		$12.01		$28.29		$14.32
Net Asset Value Per Share	$19.42		$20.49		$11.32		$26.66		$13.49
Net Assets - C Shares	$10,841		$10,415		$310		$18,535		$9,453
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	557		512		27		682		715
Net Asset Value Per Share and Redemption Price Per Share(6)	$19.47		$20.35		$11.27		$27.19		$13.22
Net Assets - I Shares	$11		$11		$11		$10		$11,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	562	**	535	**	1		392	**	849
Net Asset Value Per Share	$19.41		$20.43		$11.31		$26.43		$13.43
Net Assets - R Shares	$191		$19		$282		$12		$12
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10		1		25		437	**	1
Net Asset Value Per Share	$19.34		$20.37		$11.29		$26.78		$13.39
Net Assets - S Shares	$275,058		$48,113		$284		$559,509		$113,081
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,136		2,353		25		20,855		8,413
Net Asset Value Per Share	$19.46		$20.44		$11.30		$26.83		$13.44

  (5)  Maximum offering price is computed at 100/94.25 of net asset value.

  (6)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

Janus Adviser Series January 31, 2006 137

Statements of Assets and Liabilities (continued)

As of January 31, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Risk-Managed Core Fund	Janus Adviser Risk-Managed Value Fund	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund
Assets:
Investments at cost(1)	$46,809	$11,898	$218,641	$17,752	$380,231
Investments at value(1)	$50,225	$12,162	$200,628	$24,492	$441,206
Repurchase agreements	500	100	30,700	300	–
Cash	132	339	760	112	480
Cash denominated in foreign currency(2)	–	–	–	–	–
Receivables:
Investments sold	–	–	1,463	–	9,197
Fund shares sold	530	133	1,093	26	208
Dividends	33	10	70	11	334
Interest	–	–	5	–	4
Due from adviser	–	125	–	–	–
Other assets	1	–	4	1	8
Variation margin	–	–	34	–	–
Forward currency contracts	–	–	–	–	–
Total Assets	51,421	12,869	234,757	24,942	451,437
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	–	12,647	–	8,387
Investments purchased	–	143	2,913	268	7,952
Fund shares repurchased	49	–	358	28	3,849
Dividends	–	–	1	–	–
Advisory fees	1	5	77	7	205
Transfer agent fees and expenses	1	–	–	5	4
Administrative service fees - R Shares	–	–	–	1	–
Administrative service fees - S Shares	2	–	12	4	92
Distribution fees - A Shares	1	–	23	–	–
Distribution fees - C Shares	6	–	17	1	1
Distribution fees - R Shares	–	–	–	1	–
Distribution fees - S Shares	2	–	12	4	92
Networking fees - A Shares	–	–	–	–	–
Networking fees - C Shares	5	–	–	–	1
Networking fees - I Shares	–	1	–	–	–
Foreign tax liability	–	–	–	–	–
Non-interested Trustees' fees and expenses	3	1	3	4	4
Accrued expenses	28	14	6	33	72
Total Liabilities	98	164	16,069	356	20,659
Net Assets	$51,323	$12,705	$218,688	$24,586	$430,778
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$47,033	$12,319	$204,807	$17,555	$661,866
Undistributed net investment income/(loss)*	59	13	68	(40)	1,712
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	314	10	957	32	(293,780)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	3,917	363	12,856	7,039	60,980
Total Net Assets	$51,323	$12,705	$218,688	$24,586	$430,778
Net Assets - A Shares	$8,162	$259	$135,984	$119	$43
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	601	25	8,211	8	1
Maximum Offering Price Per Share(4)(5)	$14.41	$11.00	$17.57	$15.86	$31.72
Net Asset Value Per Share	$13.58	$10.37	$16.56	$14.94	$29.89
Net Assets - C Shares	$7,415	$259	$21,178	$875	$799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	554	25	1,293	60	26
Net Asset Value Per Share and Redemption Price Per Share(6)	$13.39	$10.36	$16.39	$14.68	$30.37
Net Assets - I Shares	$25,325	$11,669	$209	$11	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,873	1,126	13	1	355	**
Net Asset Value Per Share	$13.52	$10.37	$16.51	$14.91	$29.77
Net Assets - R Shares	$13	$259	$859	$2,892	$12
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	25	52	195	406	**
Net Asset Value Per Share	$13.54	$10.36	$16.57	$14.85	$29.85
Net Assets - S Shares	$10,408	$259	$60,458	$20,689	$429,914
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	767	25	3,651	1,389	14,377
Net Asset Value Per Share	$13.57	$10.36	$16.56	$14.90	$29.90

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not in thousands.

  (1)  Investments at cost and value include $12,350,404, $8,084,128, $11,924,699 and $451,124 of securities loaned for Janus Adviser Mid-Cap Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund and Janus Adviser High-Yield Fund, respectively (Note 1).

  (2)  Includes cost of $281,523 for Janus Adviser International Growth Fund.

  (3)  Net of foreign taxes on investments of $598,635 for Janus Adviser International Growth Fund.

See Notes to Financial Statements.

138 Janus Adviser Series January 31, 2006

As of January 31, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser International Growth Fund		Janus Adviser Foreign Stock Fund	Janus Adviser Flexible Bond Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Assets:
Investments at cost(1)	$345,209		$3,130	$50,587	$3,077	$8,022
Investments at value(1)	$505,682		$3,546	$48,566	$2,967	$5,922
Repurchase agreements	–		700	1,500	100	2,100
Cash	584		35	16	58	18
Cash denominated in foreign currency(2)	282		–	–	–	–
Receivables:
Investments sold	1,038		–	1,135	99	–
Fund shares sold	3,445		–	31	–	3
Dividends	406		3	–	–	–
Interest	3		–	496	50	16
Due from adviser	–		12	22	6	10
Other assets	4		–	2	–	1
Variation margin	–		–	–	–	–
Forward currency contracts	–		–	1	–	–
Total Assets	511,444		4,296	51,769	3,280	8,070
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	12,311		–	–	460	–
Investments purchased	2,820		–	1,406	82	–
Fund shares repurchased	391		–	208	–	10
Dividends	–		–	4	–	–
Advisory fees	242		2	21	1	2
Transfer agent fees and expenses	3		1	2	–	1
Administrative service fees - R Shares	–		–	–	–	N/A
Administrative service fees - S Shares	93		1	10	–	2
Distribution fees - A Shares	1		–	–	–	–
Distribution fees - C Shares	5		–	4	1	–
Distribution fees - R Shares	–		–	–	–	N/A
Distribution fees - S Shares	93		1	10	–	2
Networking fees - A Shares	–		–	–	–	–
Networking fees - C Shares	2		–	11	–	–
Networking fees - I Shares	–		–	–	–	N/A
Foreign tax liability	599		–	–	–	–
Non-interested Trustees' fees and expenses	3		4	4	2	3
Accrued expenses	50		30	18	52	33
Total Liabilities	16,613		39	1,698	598	53
Net Assets	$494,831		$4,257	$50,071	$2,682	$8,017
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$416,416		$3,146	$50,882	$2,729	$8,017
Undistributed net investment income/(loss)*	3,885		–	35	–	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(85,371)		(4)	(327)	(37)	–
Unrealized appreciation/(depreciation) of investments and foreign currency translations	159,901	(3)	1,115	(519)	(10)	–
Total Net Assets	$494,831		$4,257	$50,071	$2,682	$8,017
Net Assets - A Shares	$4,852		$620	$56	$754	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114		43	5	77	10
Maximum Offering Price Per Share(4)(5)	$44.99		$15.46	$12.46	$10.30	N/A
Net Asset Value Per Share	$42.40		$14.58	$11.87	$9.81	$1.00
Net Assets - C Shares	$7,520		$94	$4,517	$628	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174		6	382	64	10
Net Asset Value Per Share and Redemption Price Per Share(6)	$43.29		$14.64	$11.83	$9.81	$1.00
Net Assets - I Shares	$12		$11	10	$10	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	282	**	1	1	1	N/A
Net Asset Value Per Share	$42.28		$14.54	$11.87	$9.80	N/A
Net Assets - R Shares	$19		$12	$10	$629	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	445	**	1	1	64	N/A
Net Asset Value Per Share	$42.38		$14.53	$11.86	$9.81	N/A
Net Assets - S Shares	$482,428		$3,520	$45,478	$661	$7,997
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,374		242	3,832	67	7,997
Net Asset Value Per Share	$42.42		$14.57	$11.87	$9.81	$1.00

  (4)  Maximum offering price is computed at 100/94.25 of net asset value and is not applicable to Janus Adviser Money Market Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund.

  (5)  Maximum offering price is computed at 100/95.25 of net asset value for Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund only.

  (6)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

Janus Adviser Series January 31, 2006 139

Statements of Operations

For the six-month period ended January 31, 2006 (unaudited) (all numbers in thousands)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Investment Income:
Interest	$70	$2,530	$1	$35	$1
Securities loaned income	7	24	–	9	–
Dividends	945	4,760	8	356	7
Foreign tax withheld	(7)	21	–	(1)	–
Total Investment Income	1,015	7,335	9	399	8
Expenses:
Advisory fees	664	4,599	3	324	3
Transfer agent fees and expenses	5	12	2	4	2
Registration fees	43	58	135	50	125
Custodian fees	16	14	5	5	4
Professional fees	10	9	6	10	6
Non-interested Trustees' fees and expenses	14	38	4	11	4
Printing expenses	5	6	12	8	12
System fees	10	10	10	10	10
Legal fees	9	9	4	12	4
Distribution fees - A Shares	–	201	–	1	–
Distribution fees - C Shares	12	159	1	15	1
Distribution fees - R Shares	–	1	1	–	1
Distribution fees - S Shares	256	1,553	–	122	–
Administrative services fees - R Shares	–	1	–	–	–
Administrative services fees - S Shares	256	1,553	–	122	–
Networking fees - A Shares	–	–	–	–	–
Networking fees - C Shares	1	9	–	1	–
Networking fees - I Shares**	–	–	–	–	–
Other expenses	7	34	1	2	2
Non-recurring costs (Note 2)	–	–	N/A	–	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	–	N/A
Total Expenses	1,308	8,266	184	697	174
Expense and Fee Offset	(2)	(15)	–	(1)	–
Net Expenses	1,306	8,251	184	696	174
Less: Excess Expense Reimbursement	(96)	(8)	(174)	(107)	(164)
Net Expenses after Expense Reimbursement	1,210	8,243	10	589	10
Net Investment Income/(Loss)	(195)	(908)	(1)	(190)	(2)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	17,190	68,702	(7)	4,807	18
Net realized gain/(loss) from foreign currency transactions	123	–	(1)	(1)	(1)
Net realized gain/(loss) from futures contracts	–	–	–	–	–
Net realized gain/(loss) from options	–	–	–	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(5,121)	57,189	131 (1)	6,544	177 (1)
Payment from affiliate (Note 2)	–	1	–	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	12,192	125,892	123	11,350	194
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,997	$124,984	$122	$11,160	$192

**I Shares commenced operations on November 28, 2005.

  (1)  Net of foreign taxes on investments of $326, $377 and $593 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.

140 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) (all numbers in thousands)	Janus Adviser Growth and Income Fund	Janus Adviser Core Equity Fund	Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund	Janus Adviser Risk-Managed Growth Fund
Investment Income:
Interest	$191	$34	$–	$5,170	$176
Securities loaned income	8	–	–	25	–
Dividends	1,767	276	16	2,150	614
Foreign tax withheld	(20)	(4)	–	(50)	–
Total Investment Income	1,946	306	16	7,295	790
Expenses:
Advisory fees	776	154	3	1,615	284
Transfer agent fees and expenses	7	5	2	8	3
Registration fees	45	42	125	49	57
Custodian fees	9	4	5	9	18
Professional fees	10	11	6	10	11
Non-interested Trustees' fees and expenses	14	10	4	17	9
Printing expenses	8	6	12	12	5
System fees	11	10	10	11	10
Legal fees	8	10	4	9	8
Distribution fees - A Shares	–	–	–	–	21
Distribution fees - C Shares	48	47	1	89	45
Distribution fees - R Shares	–	–	1	–	–
Distribution fees - S Shares	300	52	–	712	109
Administrative services fees - R Shares	–	–	–	–	–
Administrative services fees - S Shares	300	52	–	712	109
Networking fees - A Shares	–	–	–	–	1
Networking fees - C Shares	6	5	–	11	3
Networking fees - I Shares**	–	–	–	–	–
Other expenses	7	–	1	13	1
Non-recurring costs (Note 2)	–	–	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	–	–
Total Expenses	1,549	408	174	3,277	694
Expense and Fee Offset	(3)	(1)	–	(4)	(1)
Net Expenses	1,546	407	174	3,273	693
Less: Excess Expense Reimbursement	–	(75)	(164)	(87)	(70)
Net Expenses after Expense Reimbursement	1,546	332	10	3,186	623
Net Investment Income/(Loss)	400	(26)	6	4,109	167
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	7,772	3,899	8	20,195	2,856
Net realized gain/(loss) from foreign currency transactions	70	10	3	167	–
Net realized gain/(loss) from futures contracts	–	–	–	–	239
Net realized gain/(loss) from options	–	–	(9)	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	25,917	4,041	124 (1)	11,570	4,250
Payment from affiliate (Note 2)	–	10	–	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	33,759	7,960	126	31,932	7,345
Net Increase/(Decrease) in Net Assets Resulting from Operations	$34,159	$7,934	$132	$36,041	$7,512

Janus Adviser Series January 31, 2006 141

Statements of Operations (continued)

For the six-month period ended January 31, 2006 (unaudited) (all numbers in thousands)	Janus Adviser Risk-Managed Core Fund	Janus Adviser Risk-Managed Value Fund(1)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund
Investment Income:
Interest	$18	$3	$423	$7	$123
Securities loaned income	–	–	5	–	24
Dividends	236	16	1,085	168	5,128
Foreign tax withheld	–	–	(2)	–	(7)
Total Investment Income	254	19	1,511	175	5,268
Expenses:
Advisory fees	71	5	370	89	1,336
Transfer agent fees and expenses	4	1	13	14	6
Registration fees	43	117	61	43	46
Custodian fees	18	1	7	5	34
Professional fees	11	1	10	12	15
Non-interested Trustees' fees and expenses	6	1	11	8	16
Printing expenses	4	1	6	4	3
System fees	10	2	10	9	11
Legal fees	7	1	11	10	5
Distribution fees - A Shares	7	–	65	–	–
Distribution fees - C Shares	38	–	75	4	4
Distribution fees - R Shares	–	–	2	7	–
Distribution fees - S Shares	14	–	60	26	556
Administrative services fees - R Shares	–	–	1	3	–
Administrative services fees - S Shares	14	–	60	26	556
Networking fees - A Shares	–	–	–	–	–
Networking fees - C Shares	3	–	1	–	–
Networking fees - I Shares**	–	1	–	–	–
Other expenses	–	–	–	–	10
Non-recurring costs (Note 2)	–	N/A	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	N/A	–	–	–
Total Expenses	250	131	763	260	2,598
Expense and Fee Offset	(1)	–	(3)	(1)	(6)
Net Expenses	249	131	760	259	2,592
Less: Excess Expense Reimbursement	(91)	(125)	(69)	(44)	(29)
Net Expenses after Expense Reimbursement	158	6	691	215	2,563
Net Investment Income/(Loss)	96	13	820	(40)	2,705
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,048	10	2,453	80	34,398
Net realized gain/(loss) from foreign currency transactions	–	–	–	–	(74)
Net realized gain/(loss) from futures contracts	–	–	448	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	1,166	363	5,387	1,104	3,446
Payment from affiliate (Note 2)	–	–	17	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	2,214	373	8,305	1,184	37,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,310	$386	$9,125	$1,144	$40,475

**I Shares commenced operations on November 28, 2005.

  (1)  Period from December 30, 2005 (inception date) through January 31, 2006.

  (2)  Net of foreign taxes on investments of $598,635 for Janus Adviser International Growth Fund.

See Notes to Financial Statements.

142 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) (all numbers in thousands)	Janus Adviser International Growth Fund	Janus Adviser Foreign Stock Fund	Janus Adviser Flexible Bond Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Investment Income:
Interest	$191	$9	$1,296	$87	$193
Securities loaned income	9	–	–	–	–
Dividends	7,070	25	20	–	–
Foreign tax withheld	(122)	–	–	–	–
Total Investment Income	7,148	34	1,316	87	193
Expenses:
Advisory fees	1,165	12	138	8	12
Transfer agent fees and expenses	6	4	5	2	3
Registration fees	48	45	49	135	18
Custodian fees	89	4	6	5	3
Professional fees	14	13	10	7	8
Non-interested Trustees' fees and expenses	15	7	11	4	9
Printing expenses	2	7	6	11	2
System fees	9	9	12	10	8
Legal fees	9	8	11	4	8
Distribution fees - A Shares	2	1	–	1	–
Distribution fees - C Shares	18	–	26	3	–
Distribution fees - R Shares	–	–	–	2	N/A
Distribution fees - S Shares	449	4	62	1	12
Administrative services fees - R Shares	–	–	–	1	N/A
Administrative services fees - S Shares	449	4	62	1	12
Networking fees - A Shares	–	–	–	–	–
Networking fees - C Shares	1	–	5	–	–
Networking fees - I Shares**	–	–	–	–	N/A
Other expenses	8	–	1	–	–
Non-recurring costs (Note 2)	–	–	–	N/A	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	N/A	–
Total Expenses	2,284	118	404	195	95
Expense and Fee Offset	(10)	(1)	(1)	–	–
Net Expenses	2,274	117	403	195	95
Less: Excess Expense Reimbursement	(28)	(83)	(101)	(175)	(55)
Net Expenses after Expense Reimbursement	2,246	34	302	20	40
Net Investment Income/(Loss)	4,902	–	1,014	67	153
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	36,832	73	(251)	(37)	–
Net realized gain/(loss) from foreign currency transactions	(377)	(1)	15	–	–
Net realized gain/(loss) from futures contracts	–	–	7	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	78,260 (2)	327	(502)	(10)	–
Payment from affiliate (Note 2)	–	–	5	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	114,715	399	(726)	(47)	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$119,617	$399	$288	$20	$153

Janus Adviser Series January 31, 2006 143

Statements of Changes in Net Assets

For the six-month period ended January 31, 2006 (unaudited) and for the fiscal year ended July 31, 2005	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund		Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2006	2005	2006
Operations:
Net investment income/(loss)	$(195)	$(646)	$(908)	$(2,528)	$(1)	$(190)	$(516)	$(2)
Net realized gain/(loss) from investment and foreign currency transactions	17,313	14,373	68,702	71,810	(8)	4,806	12,431	17
Net realized gain/(loss) from futures contracts	–		–	–	–	–	–	–
Net realized gain/(loss) from options	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(5,121)	12,663	57,189	205,930	131	6,544	12,066	177
Payment from affiliate (Note 2)	–	1	1	3	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,997	26,391	124,984	275,215	122	11,160	23,981	192
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	–	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	–	–	–	–	–	–
Net realized gain from investment transactions*
A Shares	–	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	–	–	–	–	–
Capital Share Transactions:
Shares sold
A Shares	–	18	225,940	28,421	286	632	308	379
C Shares	275	96	17,510	6,684	264	857	560	250
I Shares**	10	N/A	6,088	N/A	10	10	N/A	10
R Shares	–	10	1,742	10	250	–	10	250
S Shares**	20,069	50,577	355,716	342,086	250	12,790	39,291	250
Reinvested dividends and distributions
A Shares	–	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	–	–	–	–	–	–
Shares repurchased
A Shares	–	–	(14,652)	(889)	(18)	(123)	(11)	–
C Shares	(131)	(557)	(2,206)	(2,440)	–	(180)	(282)	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	(126)	–	–	–	–	–
S Shares**	(56,238)	(187,288)	(132,390)	(552,531)	–	(16,649)	(65,761)	–
Net Increase/(Decrease) from Capital Share Transactions	(36,015)	(137,144)	457,622	(178,659)	1,042	(2,663)	(25,885)	1,139
Net Increase/(Decrease) in Net Assets	(24,018)	(110,753)	582,606	96,556	1,164	8,497	(1,904)	1,331
Net Assets:
Beginning of period	219,646	330,399	1,140,319	1,043,763	–	99,591	101,495	–
End of period	$195,628	$219,646	$1,722,925	$1,140,319	$1,164	$108,088	$99,591	$1,331
Undistributed net investment income/(loss)*	$(195)	$(1)	$(908)	$–	$(1)	$(190)	$–	$(2)

*See Note 3 in Notes to Financial Statements.

**Effective November 28, 2005, the existing I Shares was renamed Class S Shares and a new Class I Shares commenced operations.

See Notes to Financial Statements.

144 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) and for the fiscal year ended July 31, 2005	Janus Adviser Growth and Income Fund		Janus Adviser Core Equity Fund		Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2006	2005
Operations:
Net investment income/(loss)	$400	$733	$(26)	$57	$6	$4,109	$10,714
Net realized gain/(loss) from investment and foreign currency transactions	7,842	22,235	3,909	4,304	11	20,362	48,934
Net realized gain/(loss) from futures contracts	–	–	–		–	–	–
Net realized gain/(loss) from options	–	–	–	–	(9)	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	25,917	19,376	4,041	3,547	124	11,570	22,548
Payment from affiliate (Note 2)	–	1	10	–	–	–	8
Net Increase/(Decrease) in Net Assets Resulting from Operations	34,159	42,345	7,934	7,908	132	36,041	82,204
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(1)	–	–	–	–	(3)	(1)
C Shares	–	–	–	–	–	(99)	(211)
I Shares**	–	N/A	–	N/A	–	–	N/A
R Shares	(1)	–	–	–	–	–	–
S Shares**	(435)	(544)	(56)	–	–	(4,755)	(11,248)
Net realized gain from investment transactions*
A Shares	(4)	–	(12)	–	–	(4)	–
C Shares	(125)	–	(946)	(253)	–	(356)	–
I Shares**	–	N/A	(1)	N/A	–	–	N/A
R Shares	(2)	–	(2)	–	–	–	–
S Shares**	(3,229)	–	(4,403)	(943)	–	(11,415)	–
Net Decrease from Dividends and Distributions	(3,797)	(544)	(5,420)	(1,196)	–	(16,632)	(11,460)
Capital Share Transactions:
Shares sold
A Shares	417	161	78	79	253	238	100
C Shares	1,431	749	856	627	277	1,121	840
I Shares**	10	N/A	10	N/A	10	10	N/A
R Shares	546	10	6	10	250	–	10
S Shares**	52,523	46,850	12,662	8,162	251	37,323	94,331
Reinvested dividends and distributions
A Shares	2	–	3	–	–	3	–
C Shares	101	–	778	192	–	357	154
I Shares**	–	N/A	1	N/A	–	–	N/A
R Shares	3	–	1	–	–	–	–
S Shares**	3,608	536	4,434	939	–	16,165	11,243
Shares repurchased
A Shares	(99)	(11)	(36)	(20)	–	(5)	(28)
C Shares	(858)	(5,294)	(432)	(2,639)	–	(1,324)	(6,012)
I Shares**	–	N/A	–	N/A	–	–	N/A
R Shares	(386)	–	–	–	–	–	–
S Shares**	(26,521)	(95,776)	(8,161)	(8,833)	–	(107,821)	(333,436)
Net Increase/(Decrease) from Capital Share Transactions	30,777	(52,775)	10,200	(1,483)	1,041	(53,933)	(232,798)
Net Increase/(Decrease) in Net Assets	61,139	(10,974)	12,714	5,229	1,173	(34,524)	(162,054)
Net Assets:
Beginning of period	225,473	236,447	45,959	40,730	–	612,909	774,963
End of period	$286,612	$225,473	$58,673	$45,959	$1,173	$578,385	$612,909
Undistributed net investment income/(loss)*	$150	$187	$(28)	$55	$6	$649	$1,397

Janus Adviser Series January 31, 2006 145

Statements of Changes in Net Assets (continued)

For the six-month period ended January 31, 2006 (unaudited) and for the fiscal year ended July 31, 2005	Janus Adviser Risk-Managed Growth Fund		Janus Adviser Risk-Managed Core Fund		Janus Adviser Risk-Managed Value Fund	Janus Adviser Mid Cap Value Fund
(all numbers in thousands)	2006	2005	2006	2005	2006(1)	2006	2005
Operations:
Net investment income/(loss)	$167	$48	$96	$73	$13	$820	$114
Net realized gain/(loss) from investment and foreign currency transactions	2,856	5,032	1,048	1,741	10	2,453	2,662
Net realized gain/(loss) from futures contracts	239	191	–	–	–	448	124
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	4,250	4,886	1,166	1,358	363	5,387	6,141
Payment from affiliate (Note 2)	–	–	–	–	–	17	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,512	10,157	2,310	3,172	386	9,125	9,044
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(22)	–	(54)	–	–	(477)	–
C Shares	–	–	(3)	–	–	(88)	–
I Shares**	(3)	N/A	–	N/A	–	–	N/A
R Shares	–	–	–	–	–	(2)	–
S Shares**	(22)	–	(53)	–	–	(290)	(22)
Net realized gain from investment transactions*
A Shares	(834)	(1)	(560)	(6)	–	(1,425)	(17)
C Shares	(400)	(362)	(594)	(598)	–	(471)	(154)
I Shares**	(101)	N/A	(1)	N/A	–	–	N/A
R Shares	(1)	(1)	(1)	(1)	–	(17)	(1)
S Shares**	(4,425)	(3,568)	(877)	(884)	–	(1,317)	(1,647)
Net Decrease from Dividends and Distributions	(5,808)	(3,932)	(2,143)	(1,489)	–	(4,087)	(1,841)
Capital Share Transactions:
Shares sold
A Shares	7,757	12,453	4,910	3,387	250	107,138	24,602
C Shares	4,518	4,517	3,904	3,407	250	11,261	7,404
I Shares**	11,265	N/A	24,610	N/A	11,319	206	N/A
R Shares	–	10	–	10	250	238	903
S Shares**	42,852	58,540	2,980	3,191	250	21,274	27,019
Redemption fees
I Shares**	–	N/A	–	N/A	–	N/A	N/A
R Shares	–	–	–	–	–	N/A	N/A
S Shares**	1	–	1	1	–	N/A	N/A
Reinvested dividends and distributions
A Shares	632	1	141	1	–	1,830	16
C Shares	145	363	196	590	–	295	142
I Shares**	104	N/A	1	N/A	–	–	N/A
R Shares	1	1	1	1	–	18	1
S Shares**	4,418	3,546	861	877	–	1,536	1,583
Shares repurchased
A Shares	(448)	(108)	(228)	(96)	–	(1,460)	(260)
C Shares	(5,406)	(332)	(5,933)	(66)	–	(695)	(429)
I Shares**	–	N/A	–	N/A	–	–	N/A
R Shares	–	–	–	–	–	(105)	(284)
S Shares**	(10,252)	(38,800)	(5,366)	(166)	–	(6,794)	(14,879)
Net Increase/(Decrease) from Capital Share Transactions	55,587	40,195	26,078	11,137	12,319	134,742	45,818
Net Increase/(Decrease) in Net Assets	57,291	46,420	26,245	12,820	12,705	139,780	53,021
Net Assets:
Beginning of period	97,812	51,392	25,078	12,258	–	78,908	25,887
End of period	$155,103	$97,812	$51,323	$25,078	$12,705	$218,688	$78,908
Undistributed net investment income/(loss)*	$167	$48	$59	$73	$13	$68	$105

*See Note 3 in Notes to Financial Statements.

**Effective November 28, 2005, the existing I Shares was renamed Class S Shares and a new Class I Shares commenced operations.

  (1)  Period from December 30, 2005 (inception date) through January 31, 2006.

See Notes to Financial Statements.

146 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) and for the fiscal year ended July 31, 2005	Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund		Janus Adviser Foreign Stock Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$(40)	$(44)	$2,705	$3,566	$4,902	$1,745	$–	$11
Net realized gain/(loss) from investment and foreign currency transactions	80	838	34,324	38,203	36,455	49,713	72	208
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,104	3,551	3,446	18,696	78,260	31,291	327	86
Payment from affiliate (Note 2)	–	–	–	2	–	6	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,144	4,345	40,475	60,467	119,617	82,755	399	305
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	–	–	–	–	(17)	–	(2)	–
C Shares	–	–	(2)	–	(14)	(5)	–	–
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	(3,481)	(2,268)	(2,312)	(1,897)	(9)	–
Net realized gain from investment transactions*
A Shares	(4)	(1)	–	–	–	–	–	–
C Shares	(28)	(26)	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	(95)	(1)	–	–	–	–	–	–
S Shares**	(679)	(1,097)	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(806)	(1,125)	(3,483)	(2,268)	(2,343)	(1,902)	(11)	–
Capital Share Transactions:
Shares sold
A Shares	100	15	11	39	4,328	81	316	278
C Shares	107	375	30	27	3,990	570	20	42
I Shares**	10	N/A	10	N/A	10	N/A	10	N/A
R Shares	907	2,351	_	10	1	10	–	10
S Shares**	7,249	11,836	31,846	105,724	124,076	110,105	73	510
Redemption fees
I Shares**	N/A	N/A	–	N/A	–	N/A	–	N/A
R Shares	N/A	N/A	–	–	–	–	–	–
S Shares**	N/A	N/A	7	19	18	11	–	–
Reinvested dividends and distributions
A Shares	–	1	–	–	2	–	2	–
C Shares	19	25	2	–	10	4	–	–
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	94	1	–	–	–	–	–	–
S Shares**	657	1,057	3,473	2,263	2,281	1,872	8	–
Shares repurchased
A Shares	(2)	–	(12)	–	(105)	(5)	(3)	(12)
C Shares	(30)	(90)	(98)	(115)	(169)	(693)	(36)	(30)
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	(522)	–	–	–	–	–	–	–
S Shares**	(9,934)	(8,444)	(103,837)	(413,720)	(56,375)	(192,812)	(110)	(464)
Net Increase/(Decrease) from Capital Share Transactions	(1,345)	7,127	(68,568)	(305,753)	78,067	(80,857)	280	334
Net Increase/(Decrease) in Net Assets	(1,007)	10,347	(31,576)	(247,554)	195,341	(4)	668	639
Net Assets:
Beginning of period	25,593	15,246	462,354	709,908	299,490	299,494	3,589	2,950
End of period	$24,586	$25,593	$430,778	$462,354	$494,831	$299,490	$4,257	$3,589
Undistributed net investment income/(loss)*	$(40)	$–	$1,712	$2,490	$3,885	$1,325	$–	$11

Janus Adviser Series January 31, 2006 147

Statements of Changes in Net Assets (continued)

For the six-month period ended January 31, 2006 (unaudited) and for the fiscal year ended July 31, 2005	Janus Adviser Flexible Bond Fund		Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
(all numbers in thousands)	2006	2005	2006	2006	2005
Operations:
Net investment income/(loss)	$1,014	$2,508	$67	$153	$229
Net realized gain/(loss) from investment and foreign currency transactions	(236)	1,114	(37)	–	–
Net realized gain/(loss) from futures contracts	7	(418)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(502)	(372)	(10)	–	–
Payment from affiliate (Note 2)	5	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	288	2,832	20	153	229
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(1)	(1)	(18)	–	–
C Shares	(84)	(302)	(16)	–	–
I Shares**	–	N/A	–	N/A	N/A
R Shares	–	–	(16)	N/A	N/A
S Shares**	(933)	(2,624)	(17)	(153)	(229)
Net realized gain from investment transactions*
A Shares	(1)	–	–	–	–
C Shares	(39)	(112)	–	–	–
I Shares**	–	N/A	–	N/A	N/A
R Shares	–	–	–	N/A	N/A
S Shares**	(389)	(778)	–	–	–
Net Decrease from Dividends and Distributions	(1,447)	(3,817)	(67)	(153)	(229)
Capital Share Transactions:
Shares sold
A Shares	10	86	747	5	15
C Shares	101	402	625	15	52
I Shares**	10	N/A	10	N/A	N/A
R Shares	–	10	625	N/A	N/A
S Shares**	5,041	14,646	655	4,410	7,057
Redemption Fees
I Shares**	N/A	N/A	–	N/A	N/A
R Shares	N/A	N/A	–	N/A	N/A
S Shares**	N/A	N/A	–	N/A	N/A
Reinvested dividends and distributions
A Shares	1	1	18	–	–
C Shares	86	227	16	–	–
I Shares**	–	N/A	–	N/A	N/A
R Shares	–	1	16	N/A	N/A
S Shares**	1,308	3,366	17	149	226
Shares repurchased(1)
A Shares	(30)	(11)	–	(5)	(5)
C Shares	(1,123)	(4,742)	–	(15)	(79)
I Shares**	–	N/A	–	N/A	N/A
R Shares	–	–	–	N/A	N/A
S Shares**	(12,522)	(34,757)	–	(6,644)	(13,724)
Net Increase/(Decrease) from Capital Share Transactions	(7,118)	(20,771)	2,729	(2,085)	(6,458)
Net Increase/(Decrease) in Net Assets	(8,277)	(21,756)	2,682	(2,085)	(6,458)
Net Assets:
Beginning of period	58,348	80,104	–	10,102	16,560
End of period	$50,071	$58,348	$2,682	$8,017	$10,102
Undistributed net investment income/(loss)*	$35	$39	$–	$–	$–

*See Note 3 in Notes to Financial Statements.

**Effective November 28, 2005, the existing I Shares was renamed Class S Shares and a new Class I Shares commenced operations.

  (1)  During the fiscal year ended July 31, 2005, Janus Adviser Flexible Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $3,973,841 on the date of redemption.

See Notes to Financial Statements.

148 Janus Adviser Series January 31, 2006

Financial Highlights – A Shares

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund
	2006	2005(1)	2006	2005(1)
Net Asset Value, Beginning of Period	$21.07	$18.80	$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	.01	.05	(.01)	.02
Net gain/(loss) on securities (both realized and unrealized)	1.32	2.22	2.33	5.07
Total from Investment Operations	1.33	2.27	2.32	5.09
Less Distributions:
Dividends from net investment income*	–	–	–	–
Distributions from net realized gains*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$22.40	$21.07	$29.73	$27.41
Total Return**	6.31%	12.07%	8.46%	22.80%
Net Assets, End of Period (in thousands)	$21	$20	$261,996	$30,042
Average Net Assets for the Period (in thousands)	$20	$14	$159,678	$7,814
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.91%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.07%	0.07%	0.14%	0.13%
Portfolio Turnover Rate***	119%	62%	39%	45%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	.01	(.03)	.04
Net gain/(loss) on securities (both realized and unrealized)	1.20	3.17	5.00
Total from Investment Operations	1.21	3.14	5.04
Less Distributions:
Dividends from net investment income*	–	–	–
Distributions from net realized gains*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$11.21	$29.93	$26.79
Total Return**	12.10%	11.72%	23.17%
Net Assets, End of Period (in thousands)	$300	$906	$325
Average Net Assets for the Period (in thousands)	$263	$535	$164
Ratio of Gross Expenses to Average Net Assets***(2)	1.56%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	1.50%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.18%	(0.08)%	(0.28)%
Portfolio Turnover Rate***	78%	35%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 149

Financial Highlights – A Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
	2006	2006		2005(1)
Net Asset Value, Beginning of Period	$10.00	$17.29		$14.64
Income from Investment Operations:
Net investment income/(loss)	– (2)	.08		.07
Net gain/(loss) on securities (both realized and unrealized)	1.80	2.33		2.65
Total from Investment Operations	1.80	2.41		2.72
Less Distributions and Other:
Dividends from net investment income*	–	(.08)		(.07)
Distributions from net realized gains*	–	(.23)		–
Payment from affiliate	–	.03		–
Total Distributions and Other	–	(.28)		(.07)
Net Asset Value, End of Period	$11.80	$19.42		$17.29
Total Return**	18.00%	14.26	%(3)	18.62%
Net Assets, End of Period (in thousands)	$436	$511		$158
Average Net Assets for the Period (in thousands)	$273	$241		$72
Ratio of Gross Expenses to Average Net Assets***(4)	1.57%	0.98%		0.98%
Ratio of Net Expenses to Average Net Assets***(4)	1.50%	0.97%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	0.73%		0.46%
Portfolio Turnover Rate***	160%	37%		43%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Core Equity Fund			Janus Adviser Contrarian Fund
	2006		2005(1)	2006
Net Asset Value, Beginning of Period	$19.58		$17.05	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(2)	.05	.08
Net gain/(loss) on securities (both realized and unrealized)	3.04		3.01	1.25
Total from Investment Operations	3.04		3.06	1.33
Less Distributions and Other:
Dividends from net investment income*	(.05)		–	–
Distributions from net realized gains*	(2.08)		(.53)	(.01)
Payment from affiliate	–	(5)	–	–
Total Distributions and Other	(2.13)		(.53)	(.01)
Net Asset Value, End of Period	$20.49		$19.58	$11.32
Total Return**	16.23	%(6)	18.19%	13.29%
Net Assets, End of Period (in thousands)	$115		$64	$286
Average Net Assets for the Period (in thousands)	$91		$50	$258
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%		0.96%	1.55%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%		0.95%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%		0.42%	1.52%
Portfolio Turnover Rate***	61%		80%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.17%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(6)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

See Notes to Financial Statements.

150 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Balanced Fund			Janus Adviser Risk-Managed Growth Fund
	2006	2005(1)		2006	2005(1)
Net Asset Value, Beginning of Period	$25.95	$23.80		$13.32	$12.56
Income from Investment Operations:
Net investment income/(loss)	.33	.30		.03	–	(2)
Net gain/(loss) on securities (both realized and unrealized)	1.35	2.21		.79	1.59
Total from Investment Operations	1.68	2.51		.82	1.59
Less Distributions and Other:
Dividends from net investment income*	(.43)	(.36)		(.02)	–
Distributions from net realized gains*	(.54)	–		(.63)	(.88)
Payment from affiliate	–	–	(3)	–	.05
Total Distributions and Other	(.97)	(.36)		(.65)	(.83)
Net Asset Value, End of Period	$26.66	$25.95		$13.49	$13.32
Total Return**	6.61%	10.59	%(4)	6.20%	13.36	%(6)
Net Assets, End of Period (in thousands)	$319	$75		$21,156	$12,887
Average Net Assets for the Period (in thousands)	$155	$69		$16,402	$2,766
Ratio of Gross Expenses to Average Net Assets***(5)	0.82%	0.83%		0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(5)	0.82%	0.82%		0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	1.81%		0.54%	0.17%
Portfolio Turnover Rate***	52%	47%		115%	106%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Risk-Managed Core Fund		Janus Adviser Risk-Managed Value Fund
	2006	2005(1)	2006(6)
Net Asset Value, Beginning of Period	$13.92	$13.18	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.02	.01
Net gain/(loss) on securities (both realized and unrealized)	1.03	2.20	.36
Total from Investment Operations	1.09	2.22	.37
Less Distributions:
Dividends from net investment income*	(.12)	–	–
Distributions from net realized gains*	(1.31)	(1.48)	–
Total Distributions	(1.43)	(1.48)	–
Net Asset Value, End of Period	$13.58	$13.92	$10.37
Total Return**	8.16%	17.66%	3.70%
Net Assets, End of Period (in thousands)	$8,162	$3,455	$259
Average Net Assets for the Period (in thousands)	$5,186	$825	$226
Ratio of Gross Expenses to Average Net Assets***(5)	0.85%	0.87%	0.85%
Ratio of Net Expenses to Average Net Assets***(5)	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	0.90%	1.30%
Portfolio Turnover Rate***	125%	80%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from December 30, 2005 (inception date) through January 31, 2006.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 151

Financial Highlights – A Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Mid Cap Value Fund				Janus Advise Small Company Value Fund
	2006		2005(1)		2006	2005(1)
Net Asset Value, Beginning of Period	$16.09		$14.25		$14.68	$12.94
Income from Investment Operations:
Net investment income/(loss)	.12		.03		(.01)	.01
Net gain/(loss) on securities (both realized and unrealized)	.93		2.54		0.76	2.53
Total from Investment Operations	1.05		2.57		0.75	2.54
Less Distributions and Other:
Dividends from net investment income*	(.15)		(.01)		–	–
Distributions from net realized gains*	(.43)		(.72)		(.49)	(.80)
Payment from affiliate	–	(2)	–	(2)	–	–
Total Distributions and Other	(.58)		(.73)		(.49)	(.80)
Net Asset Value, End of Period	$16.56		$16.09		$14.94	$14.68
Total Return**	6.65	%(3)	18.50	%(3)	5.18%	20.26%
Net Assets, End of Period (in thousands)	$135,984		$25,884		$119	$18
Average Net Assets for the Period (in thousands)	$51,391		$6,677		$45	$13
Ratio of Gross Expenses to Average Net Assets***(4)	1.00%		1.00%		1.51%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	0.99%		0.99%		1.49%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.53%		0.49%		0.18%	(0.12)%
Portfolio Turnover Rate***	61%		71%		56%	45%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund
	2006	2005(1)	2006	2005(1)
Net Asset Value, Beginning of Period	$27.50	$24.88	$31.33	$24.80
Income from Investment Operations:
Net investment income/(loss)	.27	.23	.49	.27
Net gain/(loss) on securities (both realized and unrealized)	2.43	2.52	10.93	6.45
Total from Investment Operations	2.70	2.75	11.42	6.72
Less Distributions:
Dividends from net investment income*	(.31)	(.13)	(.35)	(.19)
Distributions from net realized gains*	–	–	–	–
Total Distributions	(.31)	(.13)	(.35)	(.19)
Net Asset Value, End of Period	$29.89	$27.50	$42.40	$31.33
Total Return**	9.85%	11.05%	36.59%	27.19%
Net Assets, End of Period (in thousands)	$43	$40	$4,852	$82
Average Net Assets for the Period (in thousands)	$39	$21	$1,313	$28
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%	0.91%	1.01%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.90%	0.99%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.34%	1.18%	6.38%	1.24%
Portfolio Turnover Rate***	47%	33%	61%	50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

152 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Foreign Stock Fund		Janus Adviser Flexible Bond Fund
	2006	2005(1)	2006		2005(1)
Net Asset Value, Beginning of Period	$13.21	$11.78	$12.12		$12.53
Income from Investment Operations:
Net investment income/(loss)	(.02)	.06	.24		.43
Net gain/(loss) on securities (both realized and unrealized)	1.46	1.37	(.15)		(.24)
Total from Investment Operations	1.44	1.43	.09		.19
Less Distributions and Other:
Dividends from net investment income*	(.07)	–	(.24)		(.44)
Distributions from net realized gains*	–	–	(.10)		(.16)
Payment from affiliate	–	–	–	(2)	–	(2)
Total Distributions and Other	(.07)	–	(.34)		(.60)
Net Asset Value, End of Period	$14.58	$13.21	$11.87		$12.12
Total Return**	10.90%	12.14%	0.75	%(3)	1.90	%(4)
Net Assets, End of Period (in thousands)	$620	$262	$56		$76
Average Net Assets for the Period (in thousands)	$398	$108	$57		$27
Ratio of Gross Expenses to Average Net Assets***(5)	1.54%	1.59%	0.80%		0.81%
Ratio of Net Expenses to Average Net Assets***(5)	1.49%	1.49%	0.80%		0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	1.42%	3.96%		3.93%
Portfolio Turnover Rate***	0%	17%	120	%(6)	186	%(6)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.28	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	(.19)	–	–
Total from Investment Operations	.09	.02	.02
Less Distributions:
Dividends from net investment income*	(.28)	(.02)	(.02)
Distributions from net realized gains*	–	–	–
Total Distributions	(.28)	(.02)	(.02)
Net Asset Value, End of Period	$9.81	$1.00	$1.00
Total Return**	0.94%	1.79%	1.78%
Net Assets, End of Period (in thousands)	$754	$10	$10
Average Net Assets for the Period (in thousands)	$634	$12	$11
Ratio of Gross Expenses to Average Net Assets***(5)	1.28%	0.61%	0.62%
Ratio of Net Expenses to Average Net Assets***(5)	1.25%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.73%	3.50%	2.15%
Portfolio Turnover Rate***	188%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 121% in 2006 and 195% in 2005.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 153

Financial Highlights – C Shares

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund						Janus Adviser Forty Fund
	2006	2005		2004		2003(1)	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$21.13	$19.22		$17.68		$15.28	$27.25	$21.21	$19.69	$18.00
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.13)		(.11)		(.01)	.03	(.06)	(.16)	(.06)
Net gain/(loss) on securities (both realized and unrealized)	1.32	2.04		1.65		2.41	2.17	6.10	1.68	1.75
Total from Investment Operations	1.26	1.91		1.54		2.40	2.20	6.04	1.52	1.69
Less Distributions and Other:
Dividends from net investment income*	–	–		–		–	–	–	–	–
Distributions from net realized gains*	–	–		–		–	–	–	–	–
Payment from affiliate	–	–	(2)	–	(2)	–	–	–	–	–
Total Distributions and Other	–	–		–		–	–	–	–	–
Net Asset Value, End of Period	$22.39	$21.13		$19.22		$17.68	$29.45	$27.25	$21.21	$19.69
Total Return**	5.96%	9.94	%(3)	8.71	%(4)	15.84%	8.07%	28.48%	7.72%	9.39%
Net Assets, End of Period (in thousands)	$2,555	$2,258		$2,498		$2,880	$42,590	$24,766	$15,818	$20,993
Average Net Assets for the Period (in thousands)	$2,380	$2,311		$2,859		$1,567	$31,446	$18,839	$19,307	$13,963
Ratio of Gross Expenses to Average Net Assets***(5)	1.66%	1.66%		1.67%		1.67%	1.67%	1.67%	1.67%	1.68%
Ratio of Net Expenses to Average Net Assets***(5)	1.66%	1.66%		1.67%		1.67%	1.67%	1.67%	1.67%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.68)%	(0.73)%		(0.89)%		(0.85)%	(0.67)%	(0.72)%	(0.76)%	(0.71)%
Portfolio Turnover Rate***	119%	62%		27%		43%	39%	45%	38%	41%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund				Janus Adviser Small-Mid Growth Fund
	2006	2006	2005	2004	2003(1)	2006
Net Asset Value, Beginning of Period	$10.00	$26.57	$21.06	$18.42	$15.27	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.10)	(.12)	.14	(.02)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	1.20	3.10	5.63	2.50	3.17	1.80
Total from Investment Operations	1.17	3.00	5.51	2.64	3.15	1.76
Less Distributions:
Dividends from net investment income*	–	–	–	–	–	–
Distributions from net realized gains*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$11.17	$29.57	$26.57	$21.06	$18.42	$11.76
Total Return**	11.70%	11.29%	26.16%	14.33%	20.63%	17.60%
Net Assets, End of Period (in thousands)	$294	$3,774	$2,740	$1,932	$530	$294
Average Net Assets for the Period (in thousands)	$257	$3,065	$2,281	$1,439	$350	$254
Ratio of Gross Expenses to Average Net Assets***(5)	2.31%	1.65%	1.65%	1.66%	1.66%	2.30%
Ratio of Net Expenses to Average Net Assets***(5)	2.25%	1.65%	1.65%	1.66%	1.66%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.58)%	(0.85)%	(1.00)%	(1.12)%	(1.07)%	(0.78)%
Portfolio Turnover Rate***	78%	35%	32%	30%	43%	160%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

154 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund					Janus Adviser Core Equity Fund
	2006	2005		2004	2003(1)	2006		2005		2004	2003(1)
Net Asset Value, Beginning of Period	$17.33	$14.49		$13.39	$11.57	$19.48		$16.69		$14.74	$12.96
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.10)		(.08)	(.01)	(.02)		(.08)		(.08)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	2.38	2.94		1.18	1.83	2.97		3.40		2.03	1.81
Total from Investment Operations	2.37	2.84		1.10	1.82	2.95		3.32		1.95	1.78
Less Distributions and Other:
Dividends from net investment income*	–	–		– (2)	– (2)	–		–		–	–
Distributions from net realized gains*	(.23)	–		–	–	(2.08)		(.53)		–	–
Payment from affiliate	–	–	(3)	–	–	–	(3)	–	(3)	–	–
Total Distributions and Other	(.23)	–		–	–	(2.08)		(.53)		–	–
Net Asset Value, End of Period	$19.47	$17.33		$14.49	$13.39	$20.35		$19.48		$16.69	$14.74
Total Return**	13.79%	19.60	%(4)	8.22%	15.74%	15.85	%(5)	20.12	%(4)	13.23%	13.73%
Net Assets, End of Period (in thousands)	$10,841	$9,009		$11,753	$12,805	$10,415		$8,759		$9,252	$10,261
Average Net Assets for the Period (in thousands)	$9,497	$10,038		$13,658	$6,061	$9,229		$8,621		$10,439	$6,671
Ratio of Gross Expenses to Average Net Assets***(6)	1.84%	1.80%		1.72%	1.73%	1.71%		1.70%		1.75%	2.10%
Ratio of Net Expenses to Average Net Assets***(6)	1.84%	1.80%		1.72%	1.73%	1.70%		1.70%		1.75%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	(0.25)%		(0.53)%	(0.18)%	(0.51)%		(0.26)%		(0.61)%	(0.70)%
Portfolio Turnover Rate***	37%	43%		46%	37%	61%		80%		63%	71%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund					Janus Adviser Risk-Managed Growth Fund
	2006	2006	2005		2004	2003(1)	2006	2005	2004		2003(8)
Net Asset Value, Beginning of Period	$10.00	$26.27	$23.72		$22.18	$20.88	$13.10	$12.14	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.12	.29		.25	.15	(.02)	.02	(.06)		(.05)
Net gain/(loss) on securities (both realized and unrealized)	1.24	1.49	2.53		1.48	1.28	.77	1.82	1.40		1.15
Total from Investment Operations	1.28	1.61	2.82		1.73	1.43	.75	1.84	1.34		1.10
Less Distributions and Other:
Dividends from net investment income*	–	(.15)	(.27)		(.19)	(.13)	–	–	–		–
Distributions from net realized gains*	(.01)	(.54)	–		–	–	(.63)	(.88)	(.30)		–
Payment from affiliate	–	–	–	(3)	–	–	–	–	–	(3)	–
Total Distributions and Other	(.01)	(.69)	(.27)		(.19)	(.13)	(.63)	(.88)	(.30)		–
Net Asset Value, End of Period	$11.27	$27.19	$26.27		$23.72	$22.18	$13.22	$13.10	$12.14		$11.10
Total Return**	12.79%	6.21%	11.96	%(4)	7.79%	6.92%	5.79%	15.44%	12.16	%(7)	11.00%
Net Assets, End of Period (in thousands)	$310	$18,535	$17,764		$20,822	$31,430	$9,453	$10,170	$5,016		$4,645
Average Net Assets for the Period (in thousands)	$258	$17,667	$19,165		$26,404	$19,574	$8,908	$6,173	$4,804		$3,874
Ratio of Gross Expenses to Average Net Assets***(6)	2.31%	1.57%	1.57%		1.66%	1.67%	1.60%	1.60%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(6)	2.25%	1.57%	1.57%		1.66%	1.67%	1.60%	1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	0.91%	1.09%		0.92%	1.06%	(0.23)%	(0.39)%	(1.06)%		(1.41)%
Portfolio Turnover Rate***	49%	52%	47%		92%	67%	115%	106%	92%		62%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(6)  See Note 4 in Notes to Financial Statements.

(7) During the fiscal year ended Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(8) Period from January 2, 2003 (inception date) through July 31, 2003.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 155

Financial Highlights – C Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Risk-Managed Core Fund					Janus Adviser Risk-Managed Value Fund	Janus Adviser Mid Cap Value Fund
	2006	2005	2004		2003(1)	2006(2)	2006		2005		2004		2003(3)
Net Asset Value, Beginning of Period	$13.69	$12.62	$10.86		$10.00	$10.00	$15.92		$13.82		$11.39		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	(.04)		(.02)	– (4)	.08		.01		(.01)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	1.00	2.51	2.00		.88	.36	.90		2.80		2.67		1.41
Total from Investment Operations	1.01	2.55	1.96		.86	.36	.98		2.81		2.66		1.39
Less Distributions and Other:
Dividends from net investment income*	(.01)	–	–		–	–	(.08)		–		–		–
Distributions from net realized gains*	(1.30)	(1.48)	(.20)		–	–	(.43)		(.72)		(.24)		–
Payment from affiliate	–	–	–	(5)	–	–	–	(5)	.01		.01		–
Total Distributions and Other	(1.31)	(1.48)	(.20)		–	–	(.51)		(.71)		(.23)		–
Net Asset Value, End of Period	$13.39	$13.69	$12.62		$10.86	$10.36	$16.39		$15.92		$13.82		$11.39
Total Return**	7.68%	21.00%	18.18	%(6)	8.60%	3.60%	6.31	%(6)	20.84	%(7)	23.59	%(7)	13.90%
Net Assets, End of Period (in thousands)	$7,415	$9,497	$4,920		$4,423	$259	$21,178		$9,700		$1,868		$608
Average Net Assets for the Period (in thousands)	$7,456	$6,403	$4,746		$3,838	$226	$14,888		$4,035		$817		$313
Ratio of Gross Expenses to Average Net Assets***(8)	1.60%	1.61%	1.89%		2.25%	1.60%	1.74%		1.74%		1.86%		2.26%
Ratio of Net Expenses to Average Net Assets***(8)	1.60%	1.60%	1.89%		2.25%	1.60%	1.74%		1.74%		1.86%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.14%	(0.53)%		(0.71)%	0.55%	0.97%		(0.24)%		(0.38)%		(0.91)%
Portfolio Turnover Rate***	125%	80%	74%		64%	49%	61%		71%		63%		157%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Small Company Value Fund					Janus Adviser Worldwide Fund
	2006	2005	2004		2003(9)	2006	2005	2004	2003(10)
Net Asset Value, Beginning of Period	$14.48	$12.21	$10.56		$8.89	$27.80	$25.31	$23.79	$21.37
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.04)	(.03)		.01	.11	.03	(.10)	.09
Net gain/(loss) on securities (both realized and unrealized)	.73	3.11	1.79		1.66	2.52	2.46	1.69	2.33
Total from Investment Operations	.69	3.07	1.76		1.67	2.63	2.49	1.59	2.42
Less Distributions and Other:
Dividends from net investment income*	–	–	–		–	(.06)	–	(.07)	–
Distributions from net realized gains*	(.49)	(.80)	(.15)		–	–	–	–	–
Payment from affiliate	–	–	.04		–	–	–	–	–
Total Distributions and Other	(.49)	(.80)	(.11)		–	(.06)	–	(.07)	–
Net Asset Value, End of Period	$14.68	$14.48	$12.21		$10.56	$30.37	$27.80	$25.31	$23.79
Total Return**	5.04%	25.78%	17.10	%(11)	18.79%	9.47%	9.84%	6.68%	11.32%
Net Assets, End of Period (in thousands)	$875	$762	$357		$18	$799	$795	$806	$832
Average Net Assets for the Period (in thousands)	$774	$512	$191		$12	$793	$823	$894	$708
Ratio of Gross Expenses to Average Net Assets***(8)	2.25%	2.25%	2.25%		2.25%	1.65%	1.65%	1.70%	1.70%
Ratio of Net Expenses to Average Net Assets***(8)	2.24%	2.24%	2.25%		2.25%	1.65%	1.65%	1.70%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.79)%	(0.73)%	(0.74)%		(2.30)%	0.74%	0.14%	(0.23)%	0.55%
Portfolio Turnover Rate***	56%	45%	67%		45%	47%	33%	153%	95%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Period from December 30, 2005 (inception date) through January 31, 2006.

(3)  Period from December 31, 2002 (inception date) through July 31, 2003.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(5)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(6)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(8)  See Note 4 in Notes to Financial Statements.

(9)  Period from April 22, 2003 (inception date) through July 31, 2003.

(10)  Period from September 30, 2002 (inception date) through July 31, 2003.

(11) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

See Notes to Financial Statements.

156 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser International Growth Fund					Janus Adviser Foreign Stock Fund
	2006	2005	2004		2003(1)	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$31.92	$24.30	$20.23		$17.92	$13.25	$12.03	$9.51	$8.59
Income from Investment Operations:
Net investment income/(loss)	.41	.01	.01		.06	(.05)	(.02)	(.06)	.01
Net gain/(loss) on securities (both realized and unrealized)	11.08	7.67	4.19		2.25	1.44	1.24	2.60	.91
Total from Investment Operations	11.49	7.68	4.20		2.31	1.39	1.22	2.54	.92
Less Distributions and Other:
Dividends from net investment income*	(.12)	(.06)	(.13)		–	–	–	(.02)	–
Distributions from net realized gains*	–	–	–		–	–	–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–	–	–
Total Distributions and Other	(.12)	(.06)	(.13)		–	–	–	(.02)	–
Net Asset Value, End of Period	$43.29	$31.92	$24.30		$20.23	$14.64	$13.25	$12.03	$9.51
Total Return**	36.06%	31.64%	20.75	%(3)	12.89%	10.49%	10.14%	26.76%	10.71%
Net Assets, End of Period (in thousands)	$7,520	$2,448	$1,975		$1,375	$94	$101	$79	$62
Average Net Assets for the Period (in thousands)	$3,473	$2,114	$1,839		$1,314	$95	$106	$74	$30
Ratio of Gross Expenses to Average Net Assets***(4)	1.74%	1.73%	1.74%		1.74%	2.27%	2.27%	2.25%	2.26%
Ratio of Net Expenses to Average Net Assets***(4)	1.73%	1.73%	1.74%		1.74%	2.24%	2.24%	2.25%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.12%	0.08%	0.08%		0.39%	(0.48)%	(0.17)%	(0.82)%	0.22%
Portfolio Turnover Rate***	61%	50%	80%		109%	0%	17%	23%	81%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund						Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
	2006		2005		2004	2003(1)	2006	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$12.08		$12.30		$12.41	$12.38	$10.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.20		.39		.47	.34	.24	.02	.02	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	(.15)		(.01)		.02	.02	(.19)	–	–	–	–
Total from Investment Operations	.05		.38		.49	.36	.05	.02	.02	.01	.01
Less Distributions and Other:
Dividends from net investment income*	(.20)		(.44)		(.42)	(.33)	(.24)	(.02)	(.02)	(.01)	(.01)
Distributions from net realized gains*	(.10)		(.16)		(.18)	–	–	–	–	–	–
Payment from affiliate	–	(2)	–	(2)	–	–	–	–	–	–	–
Total Distributions and Other	(.30)		(.60)		(.60)	(.33)	(.24)	(.02)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$11.83		$12.08		$12.30	$12.41	$9.81	$1.00	$1.00	$1.00	$1.00
Total Return**	0.39	%(5)	3.37	%(3)	3.91%	2.92%	0.58%	1.80%	1.95%	0.62%	0.70%
Net Assets, End of Period (in thousands)	$4,517		$5,561		$9,798	$20,294	$628	$10	$10	$37	$173
Average Net Assets for the Period (in thousands)	$5,110		$7,787		$14,662	$10,230	$615	$19	$26	$67	$464
Ratio of Gross Expenses to Average Net Assets***(4)	1.55%		1.55%		1.69%	1.71%	2.02%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(4)	1.55%		1.55%		1.69%	1.70%	2.00%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.23%		3.20%		3.29%	3.05%	4.97%	3.52%	1.72%	0.59%	0.84%
Portfolio Turnover Rate***	120	%(6)	186	%(6)	160%	168%	188%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 121% in 2006 and 195% in 2005.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 157

Financial Highlights – I Shares

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Large Cap Growth Fund 2006(1)	Janus Adviser Forty Fund 2006(1)
Net Asset Value, Beginning of Period	$21.50	$28.80
Income from Investment Operations:
Net investment income/(loss)	.01	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.84	.85
Total from Investment Operations	.85	.85
Less Distributions
Dividends from net investment income*	–	–
Distributions from net realized gains*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$22.35	$29.65
Total Return**	3.95%	2.95%
Net Assets, End of Period (in thousands)	$10	$6,193
Average Net Assets for the Period (in thousands)	$10	$3,145
Ratio of Gross Expenses to Average Net Assets***(3)	0.66%	0.68%
Ratio of Net Expenses to Average Net Assets***(3)	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.17%
Portfolio Turnover Rate***	119%	39%

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Orion Fund 2006(1)	Janus Adviser Mid Cap Growth Fund 2006(1)
Net Asset Value, Beginning of Period	$10.43	$27.98
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.79	1.86
Total from Investment Operations	.78	1.86
Less Distributions
Dividends from net investment income*	–	–
Distributions from net realized gains*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.21	$29.84
Total Return**	7.48%	6.65%
Net Assets, End of Period (in thousands)	$11	$11
Average Net Assets for the Period (in thousands)	$10	$10
Ratio of Gross Expenses to Average Net Assets***(3)	1.40%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.25%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.31)%	0.02%
Portfolio Turnover Rate***	78%	35%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through January 31, 2006.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(3)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

158 Janus Adviser Series January 31, 2006

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Small-Mid Growth Fund 2006(1)	Janus Adviser Growth and Income Fund 2006(1)
Net Asset Value, Beginning of Period	$10.38	$18.11
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03
Net gain/(loss) on securities (both realized and unrealized)	1.42	1.58
Total from Investment Operations	1.41	1.61
Less Distributions:
Dividends from net investment income*	–	(.08)
Distributions from net realized gains*	–	(.23)
Total Distributions	–	(.31)
Net Asset Value, End of Period	$11.79	$19.41
Total Return**	13.58%	9.04%
Net Assets, End of Period (in thousands)	$11	$11
Average Net Assets for the Period (in thousands)	$10	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.39%	0.75%
Ratio of Net Expenses to Average Net Assets***(2)	1.25%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.49)%	0.94%
Portfolio Turnover Rate***	160%	37%

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Core Equity Fund 2006(1)	Janus Adviser Contrarian Fund 2006(1)
Net Asset Value, Beginning of Period	$20.80	$10.43
Income from Investment Operations:
Net investment income/(loss)	.02	.10
Net gain/(loss) on securities (both realized and unrealized)	1.75	.79
Total from Investment Operations	1.77	.89
Less Distributions:
Dividends from net investment income*	(.06)	–
Distributions from net realized gains*	(2.08)	(.01)
Total Distributions	(2.14)	(.01)
Net Asset Value, End of Period	$20.43	$11.31
Total Return**	9.21%	8.52%
Net Assets, End of Period (in thousands)	$11	$11
Average Net Assets for the Period (in thousands)	$10	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.71%	1.40%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	5.06%
Portfolio Turnover Rate***	61%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through January 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 159

Financial Highlights – I Shares (continued)

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Balanced Fund 2006(1)	Janus Adviser Risk-Managed Growth Fund 2006(1)
Net Asset Value, Beginning of Period	$26.55	$13.52
Income from Investment Operations:
Net investment income/(loss)	.10	.03
Net gain/(loss) on securities (both realized and unrealized)	.85	.53
Total from Investment Operations	.95	.56
Less Distributions:
Dividends from net investment income*	(.53)	(.02)
Distributions from net realized gains*	(.54)	(.63)
Redemption fees	N/A	–
Total Distributions	(1.07)	(.65)
Net Asset Value, End of Period	$26.43	$13.43
Total Return**	3.67%	4.21%
Net Assets, End of Period (in thousands)	$10	$11,401
Average Net Assets for the Period (in thousands)	$10	$3,773
Ratio of Gross Expenses to Average Net Assets***(2)	0.57%	0.61%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%	1.39%
Portfolio Turnover Rate***	52%	115%

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Risk-Managed Core Fund 2006(1)	Janus Adviser Risk-Managed Value Fund 2006(3)
Net Asset Value, Beginning of Period	$14.23	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.01
Net gain/(loss) on securities (both realized and unrealized)	.59	.36
Total from Investment Operations	.74	.37
Less Distributions
Dividends from net investment income*	(.14)	–
Distributions from net realized gains*	(1.31)	–
Redemption fees	–	–
Total Distributions	(1.45)	–
Net Asset Value, End of Period	$13.52	$10.37
Total Return**	5.47%	3.70%
Net Assets, End of Period (in thousands)	$25,325	$11,669
Average Net Assets for the Period (in thousands)	$13,031	$9,140
Ratio of Gross Expenses to Average Net Assets***(2)	0.61%	0.60%
Ratio of Net Expenses to Average Net Assets***(2)	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	1.51%
Portfolio Turnover Rate***	125%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through January 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from December 31, 2005 (inception date) through January 31, 2006.

See Notes to Financial Statements.

160 Janus Adviser Series January 31, 2006

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Mid Cap Value Fund 2006(1)	Janus Adviser Small Company Value Fund 2006(1)
Net Asset Value, Beginning of Period	$16.27	$14.05
Income from Investment Operations:
Net investment income/(loss)	.16	.01
Net gain/(loss) on securities (both realized and unrealized)	.67	1.34
Total from Investment Operations	.83	1.35
Less Distributions
Dividends from net investment income*	(.16)	–
Distributions from net realized gains*	(.43)	(.49)
Total Distributions	(.59)	(.49)
Net Asset Value, End of Period	$16.51	$14.91
Total Return**	5.27%	9.90%
Net Assets, End of Period (in thousands)	$209	$11
Average Net Assets for the Period (in thousands)	$28	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.79%	1.26%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	0.32%
Portfolio Turnover Rate***	61%	56%

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Worldwide Fund 2006(1)	Janus Adviser International Growth Fund 2006(1)
Net Asset Value, Beginning of Period	$28.54	$35.86
Income from Investment Operations:
Net investment income/(loss)	.15	.47
Net gain/(loss) on securities (both realized and unrealized)	1.48	6.32
Total from Investment Operations	1.63	6.79
Less Distributions:
Dividends from net investment income*	(.40)	(.37)
Distributions from net realized gains*	–	–
Redemption fees	–	–
Total Distributions	(.40)	(.37)
Net Asset Value, End of Period	$29.77	$42.28
Total Return**	5.73%	19.06%
Net Assets, End of Period (in thousands)	$10	$12
Average Net Assets for the Period (in thousands)	$10	$11
Ratio of Gross Expenses to Average Net Assets***(2)	0.65%	0.74%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.83%	6.93%
Portfolio Turnover Rate***	47%	61%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through January 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 161

Financial Highlights – I Shares (continued)

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser Foreign Stock Fund 2006(1)	Janus Adviser Flexible Bond Fund 2006(1)
Net Asset Value, Beginning of Period	$13.81	$11.99
Income from Investment Operations:
Net investment income/(loss)	(.01)	.09
Net gain/(loss) on securities (both realized and unrealized)	.81	(.02)
Total from Investment Operations	.80	.07
Less Distributions
Dividends from net investment income*	(.07)	(.09)
Distributions from net realized gains*	–	(.10)
Redemption fees	–	N/A
Total Distributions	(.07)	(.19)
Net Asset Value, End of Period	$14.54	$11.87
Total Return**	5.84%	0.59%
Net Assets, End of Period (in thousands)	$11	$10
Average Net Assets for the Period (in thousands)	$10	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.33%	0.55%
Ratio of Net Expenses to Average Net Assets***(2)	1.24%	0.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	4.34%
Portfolio Turnover Rate***	0%	120	%(3)

For a share outstanding during the period ended January 31, 2006 (unaudited)	Janus Adviser High-Yield Fund 2006(1)
Net Asset Value, Beginning of Period	$9.72
Income from Investment Operations:
Net investment income/(loss)	.10
Net gain/(loss) on securities (both realized and unrealized)	.09
Total from Investment Operations	.19
Less Distributions:
Dividends from net investment income*	(.11)
Distributions from net realized gains*	–
Redemption fees	–
Total Distributions	(.11)
Net Asset Value, End of Period	$9.80
Total Return**	1.99%
Net Assets, End of Period (in thousands)	$10
Average Net Assets for the Period (in thousands)	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.06%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.95%
Portfolio Turnover Rate***	188%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through January 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 121% in 2006 and 195% in 2005.

See Notes to Financial Statements.

162 Janus Adviser Series January 31, 2006

Financial Highlights – R Shares

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund
	2006	2005(1)	2006	2005(1)
Net Asset Value, Beginning of Period	$20.98	$18.80	$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.03)	.03	(.05)
Net gain/(loss) on securities (both realized and unrealized)	1.32	2.21	2.21	5.01
Total from Investment Operations	1.27	2.18	2.24	4.96
Less Distributions:
Dividends from net investment income*	–	–	–	–
Distributions from net realized gains*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$22.25	$20.98	$29.52	$27.28
Total Return**	6.05%	11.60%	8.21%	22.22%
Net Assets, End of Period (in thousands)	$12	$11	$1,678	$12
Average Net Assets for the Period (in thousands)	$11	$11	$486	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.42%	1.41%	1.43%	1.42%
Ratio of Net Expenses to Average Net Assets***(2)	1.41%	1.41%	1.42%	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.44)%	(0.44)%	(0.44)%	(0.51)%
Portfolio Turnover Rate***	119%	62%	39%	45%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.08)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	1.21	3.12	4.96
Total from Investment Operations	1.19	3.04	4.93
Less Distributions:
Dividends from net investment income*	–	–	–
Distributions from net realized gains*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$11.19	$29.72	$26.68
Total Return**	11.90%	11.39%	22.67%
Net Assets, End of Period (in thousands)	$279	$14	$12
Average Net Assets for the Period (in thousands)	$255	$13	$11
Ratio of Gross Expenses to Average Net Assets***(2)	2.06%	1.40%	1.40%
Ratio of Net Expenses to Average Net Assets***(2)	2.00%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	(0.61)%	(0.75)%
Portfolio Turnover Rate***	78%	35%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 163

Financial Highlights – R Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	(.03)	.05	.03
Net gain/(loss) on securities (both realized and unrealized)	1.81	2.34	2.63
Total from Investment Operations	1.78	2.39	2.66
Less Distributions:
Dividends from net investment income*	–	(.10)	(.02)
Distributions from net realized gains*	–	(.23)	–
Total Distributions	–	(.33)	(.02)
Net Asset Value, End of Period	$11.78	$19.34	$17.28
Total Return**	17.80%	14.02%	18.18%
Net Assets, End of Period (in thousands)	$295	$191	$12
Average Net Assets for the Period (in thousands)	$254	$109	$11
Ratio of Gross Expenses to Average Net Assets***(2)	2.05%	1.48%	1.46%
Ratio of Net Expenses to Average Net Assets***(2)	2.00%	1.48%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.53)%	0.24%	0.19%
Portfolio Turnover Rate***	160%	37%	43%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Core Equity Fund			Janus Adviser Contrarian Fund
	2006		2005(1)	2006
Net Asset Value, Beginning of Period	$19.49		$17.05	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)		–	.05
Net gain/(loss) on securities (both realized and unrealized)	3.00		2.97	1.25
Total from Investment Operations	2.98		2.97	1.30
Less Distributions and Other:
Dividends from net investment income*	(.02)		–	–
Distributions from net realized gains*	(2.08)		(.53)	(.01)
Payment from affiliate	–	(3)	–	–
Total Distributions and Other	(2.10)		(.53)	(.01)
Net Asset Value, End of Period	$20.37		$19.49	$11.29
Total Return**	16.00	%(4)	17.65%	12.99%
Net Assets, End of Period (in thousands)	$19		$12	$282
Average Net Assets for the Period (in thousands)	$15		$11	$258
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%		1.45%	2.05%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%		1.45%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%		0.03%	1.00%
Portfolio Turnover Rate***	61%		80%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.03%.

See Notes to Financial Statements.

164 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Balanced Fund			Janus Adviser Risk-Managed Growth Fund
	2006	2005(1)		2006	2005(1)
Net Asset Value, Beginning of Period	$25.92	$23.80		$13.24	$12.56
Income from Investment Operations:
Net investment income/(loss)	.15	.28		– (2)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	1.47	2.12		.78	1.57
Total from Investment Operations	1.62	2.40		.78	1.56
Less Distributions and Other:
Dividends from net investment income*	(.22)	(.28)		–	–
Distributions from net realized gains*	(.54)	–		(.63)	(.88)
Redemption fees	N/A	N/A		–	–
Payment from affiliate	–	–	(3)	–	–
Total Distributions and Other	(.76)	(.28)		(.63)	(.88)
Net Asset Value, End of Period	$26.78	$25.92		$13.39	$13.24
Total Return**	6.35%	10.14	%(4)	5.96%	12.69%
Net Assets, End of Period (in thousands)	$12	$11		$12	$11
Average Net Assets for the Period (in thousands)	$11	$10		$11	$11
Ratio of Gross Expenses to Average Net Assets***(5)	1.33%	1.31%		1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(5)	1.32%	1.31%		1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.15%	1.36%		0.01%	(0.10)%
Portfolio Turnover Rate***	52%	47%		115%	106%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Risk-Managed Core Fund		Janus Adviser Risk-Managed Value Fund
	2006	2005(1)	2006
Net Asset Value, Beginning of Period	$13.86	$13.18	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.01
Net gain/(loss) on securities (both realized and unrealized)	1.01	2.12	.35
Total from Investment Operations	1.05	2.16	.36
Less Distributions:
Dividends from net investment income*	(.06)	–	–
Distributions from net realized gains*	(1.31)	(1.48)	–
Redemption fees	–	–	–
Total Distributions	(1.37)	(1.48)	–
Net Asset Value, End of Period	$13.54	$13.86	$10.36
Total Return**	7.86%	17.17%	3.60%
Net Assets, End of Period (in thousands)	$13	$12	$259
Average Net Assets for the Period (in thousands)	$12	$11	$226
Ratio of Gross Expenses to Average Net Assets***(5)	1.35%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(5)	1.35%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.52%	0.38%	0.80%
Portfolio Turnover Rate***	125%	80%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 165

Financial Highlights – R Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Mid Cap Value Fund			Janus Adviser Small Company Value Fund
	2006		2005(1)	2006	2005(1)
Net Asset Value, Beginning of Period	$16.04		$14.25	$14.63	$12.94
Income from Investment Operations:
Net investment income/(loss)	.09		.01	(.04)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	.91		2.50	.75	2.50
Total from Investment Operations	1.00		2.51	.71	2.49
Less Distributions and Other:
Dividends from net investment income*	(.04)		–	–	–
Distributions from net realized gains*	(.43)		(.72)	(.49)	(.80)
Payment from affiliate	–	(2)	–	–	–
Total Distributions and Other	(.47)		(.72)	(.49)	(.80)
Net Asset Value, End of Period	$16.57		$16.04	$14.85	$14.63
Total Return**	6.38	%(3)	18.04%	5.13%	19.85%
Net Assets, End of Period (in thousands)	$859		$687	$2,892	$2,341
Average Net Assets for the Period (in thousands)	$654		$437	$2,679	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.49%		1.49%	2.00%	3.05%
Ratio of Net Expenses to Average Net Assets***(4)	1.49%		1.49%	1.99%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%		0.06%	(0.53)%	(11.56)%
Portfolio Turnover Rate***	61%		71%	56%	45%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund
	2006	2005(1)	2006	2005(1)
Net Asset Value, Beginning of Period	$27.42	$24.88	$31.23	$24.80
Income from Investment Operations:
Net investment income/(loss)	.15	.10	.41	.11
Net gain/(loss) on securities (both realized and unrealized)	2.47	2.54	10.88	6.48
Total from Investment Operations	2.62	2.64	11.29	6.59
Less Distributions:
Dividends from net investment income*	(.19)	(.10)	(.14)	(.16)
Distributions from net realized gains*	–	–	–	–
Redemption fees	–	–	–	–
Total Distributions	(.19)	(.10)	(.14)	(.16)
Net Asset Value, End of Period	$29.85	$27.42	$42.38	$31.23
Total Return**	9.58%	10.62%	36.20%	26.67%
Net Assets, End of Period (in thousands)	$12	$11	$19	$12
Average Net Assets for the Period (in thousands)	$11	$11	$15	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.40%	1.39%	1.48%	1.48%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%	1.38%	1.48%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	0.45%	2.39%	0.48%
Portfolio Turnover Rate***	47%	33%	61%	50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

166 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and the period ended July 31, 2005	Janus Adviser Foreign Stock Fund		Janus Adviser Flexible Bond Fund
	2006	2005(1)	2006		2005(1)
Net Asset Value, Beginning of Period	$13.16	$11.78	$12.12		$12.53
Income from Investment Operations:
Net investment income/(loss)	(.02)	– (2)	.21		.33
Net gain/(loss) on securities (both realized and unrealized)	1.41	1.38	(.16)		(.19)
Total from Investment Operations	1.39	1.38	.05		.14
Less Distributions and Other:
Dividends from net investment income*	(.02)	–	(.21)		(.39)
Distributions from net realized gains*	–	–	(.10)		(.16)
Redemption fees	–	–	N/A		N/A
Payment from affiliate	–	–	–	(3)	–	(3)
Total Distributions and Other	(.02)	–	(.31)		(.55)
Net Asset Value, End of Period	$14.53	$13.16	$11.86		$12.12
Total Return**	10.55%	11.71%	0.42	%(4)	1.47	%(4)
Net Assets, End of Period (in thousands)	$12	$11	$10		$10
Average Net Assets for the Period (in thousands)	$12	$11	$10		$10
Ratio of Gross Expenses to Average Net Assets***(5)	2.02%	2.03%	1.31%		1.30%
Ratio of Net Expenses to Average Net Assets***(5)	1.99%	1.99%	1.30%		1.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	0.05%	3.48%		3.42%
Portfolio Turnover Rate***	0%	17%	120	%(6)	186	%(6)

For a share outstanding during the six months ended January 31, 2006 (unaudited)	Janus Adviser High-Yield Fund 2006
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.26
Net gain/(loss) on securities (both realized and unrealized)	(.19)
Total from Investment Operations	.07
Less Distributions:
Dividends from net investment income*	(.26)
Distributions from net realized gains*	–
Redemption fees	–
Total Distributions	(.26)
Net Asset Value, End of Period	$9.81
Total Return**	0.70%
Net Assets, End of Period (in thousands)	$629
Average Net Assets for the Period (in thousands)	$615
Ratio of Gross Expenses to Average Net Assets***(5)	1.77%
Ratio of Net Expenses to Average Net Assets***(5)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.22%
Portfolio Turnover Rate***	188%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(3)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 121% for 2006 and 195% for 2005.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 167

Financial Highlights – S Shares

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund
	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$21.02		$19.02		$17.42		$16.08	$23.14	$30.82
Income from Investment Operations:
Net investment income/(loss)	(.02)		–	(1)	–	(1)	– (1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	1.33		2.00		1.60		1.34	(7.06)	(7.68)
Total from Investment Operations	1.31		2.00		1.60		1.34	(7.06)	(7.68)
Less Distributions and Other:
Dividends from net investment income*	–		–		–		–	–	–
Distributions from net realized gains*	–		–		–		–	–	–
Payment from affiliate	–		–	(2)	–	(2)	–	–	–
Total Distributions and Other	–		–		–		–	–	–
Net Asset Value, End of Period	$22.33		$21.02		$19.02		$17.42	$16.08	$23.14
Total Return**	6.23%		10.52	%(3)	9.18	%(3)	8.40%	(30.51)%	(24.91)%
Net Assets, End of Period (in thousands)	$193,030		$217,357		$327,901		$404,787	$283,413	$265,032
Average Net Assets for the Period (in thousands)	$203,513		$265,702		$399,852		$328,576	$323,098	$247,176
Ratio of Gross Expenses to Average Net Assets***(4)	1.16%		1.16%		1.17%		1.17%	1.18%	1.17%
Ratio of Net Expenses to Average Net Assets***(4)	1.16%		1.16%		1.17%		1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%		(0.24)%		(0.39)%		(0.39)%	(0.38)%	(0.04)%
Portfolio Turnover Rate***	119%		62%		27%		43%	41%	42%
For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Forty Fund
	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$27.34		$21.17		$19.56		$18.75	$22.61	$31.32
Income from Investment Operations:
Net investment income/(loss)	(.02)		–	(1)	–	(1)	– (1)	(.01)	.25
Net gain/(loss) on securities (both realized and unrealized)	2.30		6.17		1.61		.82	(3.80)	(8.79)
Total from Investment Operations	2.28		6.17		1.61		.82	(3.81)	(8.54)
Less Distributions and Other:
Dividends from net investment income*	–		–		–		(.01)	(.05)	(.17)
Distributions from net realized gains*	–		–		–		–	–	–
Return of capital	–		–		–		– (5)	–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–	–
Total Distributions and Other	–		–		–		(.01)	(.05)	(.17)
Net Asset Value, End of Period	$29.62		$27.34		$21.17		$19.56	$18.75	$22.61
Total Return**	8.34	%(3)	29.15	%(3)	8.23	%(3)	4.34%	(16.86)%	(27.35)%
Net Assets, End of Period (in thousands)	$1,410,468		$1,085,499		$1,027,945		$1,069,694	$587,271	$230,806
Average Net Assets for the Period (in thousands)	$1,232,632		$1,079,025		$1,107,254		$763,621	$512,270	$180,005
Ratio of Gross Expenses to Average Net Assets***(4)	1.17%		1.16%		1.17%		1.18%	1.18%	1.18%
Ratio of Net Expenses to Average Net Assets***(4)	1.17%		1.16%		1.17%		1.18%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%		(0.22)%		(0.28)%		(0.13)%	0.21%	1.04%
Portfolio Turnover Rate***	39%		45%		38%		41%	62%	56%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3) During the fiscal year or period, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.

(4) See Note 4 in Notes to Financial Statements.

(5) Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

168 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund
	2006	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.00	$26.73	$21.07		$18.35	$15.86	$24.70	$50.78
Income from Investment Operations:
Net investment income/(loss)	– (1)	(.05)	–	(1)	– (1)	– (1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	1.20	3.13	5.66		2.72	2.49	(8.84)	(26.08)
Total from Investment Operations	1.20	3.08	5.66		2.72	2.49	(8.84)	(26.08)
Less Distributions and Other:
Dividends from net investment income*	–	–	–		–	–	–	–
Distributions from net realized gains*	–	–	–		–	–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–	–
Total Distributions and Other	–	–	–		–	–	–	–
Net Asset Value, End of Period	$11.20	$29.81	$26.73		$21.07	$18.35	$15.86	$24.70
Total Return**	12.00%	11.52%	26.86	%(3)	14.82%	15.70%	(35.79)%	(51.36)%
Net Assets, End of Period (in thousands)	$280	$103,383	$96,514		$99,563	$267,000	$240,642	$335,677
Average Net Assets for the Period (in thousands)	$255	$96,683	$99,738		$231,067	$233,967	$294,324	$351,618
Ratio of Gross Expenses to Average Net Assets***(4)	1.80%	1.15%	1.15%		1.16%	1.16%	1.17%	1.16%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.15%	1.15%		1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.36)%	(0.49)%		(0.62)%	(0.56)%	(0.71)%	(0.64)%
Portfolio Turnover Rate***	78%	35%	32%		30%	43%	88%	79%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
	2006	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.00	$17.30	$14.42		$13.26	$12.49	$15.57	$19.28
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03	.06		.01	.05	.02	.07
Net gain/(loss) on securities (both realized and unrealized)	1.80	2.39	2.86		1.16	.77	(3.06)	(3.73)
Total from Investment Operations	1.79	2.42	2.92		1.17	.82	(3.04)	(3.66)
Less Distributions and Other:
Dividends from net investment income*	–	(.03)	(.04)		(.01)	(.05)	(.04)	(.05)
Distributions from net realized gains*	–	(.23)	–		–	–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–	–
Total Distributions and Other	–	(.26)	(.04)		(.01)	(.05)	(.04)	(.05)
Net Asset Value, End of Period	$11.79	$19.46	$17.30		$14.42	$13.26	$12.49	$15.57
Total Return**	17.90%	14.13%	20.26	%(3)	8.84%	6.60%	(19.61)%	(18.93)%
Net Assets, End of Period (in thousands)	$295	$275,058	$216,294		$224,694	$286,607	$218,310	$34,608
Average Net Assets for the Period (in thousands)	$254	$238,252	$217,711		$258,770	$243,679	$155,582	$22,767
Ratio of Gross Expenses to Average Net Assets***(4)	1.80%	1.21%	1.21%		1.22%	1.22%	1.23%	1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.21%	1.20%		1.22%	1.22%	1.22%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	0.34%	0.35%		(0.03)%	0.41%	0.25%	0.52%
Portfolio Turnover Rate***	160%	37%	43%		46%	37%	40%	51%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 169

Financial Highlights – S Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Core Equity Fund							Janus Adviser Contrarian Fund
	2006		2005	2004	2003	2002	2001	2006
Net Asset Value, Beginning of Period	$19.54		$16.66	$14.63	$13.92	$17.02	$19.99	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)		.04	.03	(.01)	– (1)	.03	.07
Net gain/(loss) on securities (both realized and unrealized)	3.02		3.37	2.00	.72	(3.10)	(2.77)	1.24
Total from Investment Operations	3.01		3.41	2.03	.71	(3.10)	(2.74)	1.31
Less Distributions and Other:
Dividends from net investment income*	(.03)		–	–	–	–	(.03)	–
Distributions from net realized gains*	(2.08)		(.53)	–	–	–	(.20)	(.01)
Payment from affiliate	–	(2)	–	–	–	–	–	–
Total Distributions and Other	(2.11)		(.53)	–	–	–	(0.23)	(.01)
Net Asset Value, End of Period	$20.44		$19.54	$16.66	$14.63	$13.92	$17.02	$11.30
Total Return**	16.10	%(3)	20.71%	13.88%	5.17%	(18.21)%	(13.80)%	13.09%
Net Assets, End of Period (in thousands)	$48,113		$37,124	$31,478	$38,327	$16,101	$7,134	$284
Average Net Assets for the Period (in thousands)	$41,614		$32,804	$36,578	$25,550	$12,869	$3,985	$258
Ratio of Gross Expenses to Average Net Assets***(4)	1.21%		1.20%	1.25%	1.61%	1.70%	1.75%	1.80%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%		1.20%	1.25%	1.60%	1.68%	1.75%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%		0.24%	(0.11)%	(0.17)%	(0.16)%	0.02%	1.25%
Portfolio Turnover Rate***	61%		80%	63%	71%	97%	108%	49%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Balanced Fund
	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.94	$23.44		$21.93	$21.38	$23.45	$25.14
Income from Investment Operations:
Net investment income/(loss)	.19	.41		.35	.35	.43	.53
Net gain/(loss) on securities (both realized and unrealized)	1.46	2.50		1.48	.56	(2.05)	(1.76)
Total from Investment Operations	1.65	2.91		1.83	.91	(1.62)	(1.23)
Less Distributions and Other:
Dividends from net investment income*	(.22)	(.41)		(.32)	(.36)	(.45)	(.46)
Distributions from net realized gains*	(.54)	–		–	–	–	–
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	(.76)	(.41)		(.32)	(.36)	(.45)	(.46)
Net Asset Value, End of Period	$26.83	$25.94		$23.44	$21.93	$21.38	$23.45
Total Return**	6.46%	12.53	%(5)	8.36%	4.37%	(6.97)%	(4.92)%
Net Assets, End of Period (in thousands)	$559,509	$595,059		$754,141	$937,114	$749,601	$530,639
Average Net Assets for the Period (in thousands)	$564,597	$660,970		$930,260	$816,137	$682,559	$336,439
Ratio of Gross Expenses to Average Net Assets***(4)	1.07%	1.07%		1.16%	1.17%	1.17%	1.17%
Ratio of Net Expenses to Average Net Assets***(4)	1.07%	1.07%		1.16%	1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.41%	1.59%		1.43%	1.66%	1.98%	2.52%
Portfolio Turnover Rate***	52%	47%		92%	67%	85%	129%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

170 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Risk-Managed Growth Fund					Janus Adviser Risk-Managed Core Fund
	2006	2005	2004		2003(1)	2006	2005	2004		2003(1)
Net Asset Value, Beginning of Period	$13.28	$12.24	$11.13		$10.00	$13.88	$12.72	$10.89		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.01	–	(2)	.01	.08	.05	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	.78	1.91	1.41		1.12	1.00	2.59	1.96		.88
Total from Investment Operations	.79	1.92	1.41		1.13	1.08	2.64	1.99		.89
Less Distributions and Other:
Dividends from net investment income*	–	–	–		–	(.08)	–	–		–
Distributions from net realized gains*	(.63)	(.88)	(.30)		–	(1.31)	(1.48)	(.20)		–
Redemption fees	– (3)	– (3)	–	(3)	– (3)	– (3)	– (3)	–	(3)	–
Payment from affiliates	–	–	–		–	–	–	.04		–
Total Distributions and Other	(.63)	(.88)	(.30)		–	(1.39)	(1.48)	(.16)		–
Net Asset Value, End of Period	$13.44	$13.28	$12.24		$11.13	$13.57	$13.88	$12.72		$10.89
Total Return**	6.04%	15.98%	12.77	%(5)	11.30%	8.05%	21.58%	18.77	%(6)	8.90%
Net Assets, End of Period (in thousands)	$113,081	$74,744	$46,376		$33,960	$10,408	$12,114	$7,338		$7,135
Average Net Assets for the Period (in thousands)	$86,058	$56,612	$40,172		$8,949	$11,028	$8,971	$7,111		$4,192
Ratio of Gross Expenses to Average Net Assets***(7)	1.10%	1.10%	1.39%		1.75%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(7)	1.10%	1.10%	1.39%		1.75%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	0.12%	(0.57)%		(1.00)%	0.75%	0.64%	(0.03)%		(0.25)%
Portfolio Turnover Rate***	115%	106%	92%		62%	125%	80%	74%		64%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Risk-Managed Value Fund	Janus Adviser Mid Cap Value Fund
	2006(8)	2006		2005		2004		2003(9)
Net Asset Value, Beginning of Period	$10.00	$16.05		$13.89		$11.42		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.10		.03		.01		– (2)
Net gain/(loss) on securities (both realized and unrealized)	.35	.94		2.86		2.71		1.42
Total from Investment Operations	.36	1.04		2.89		2.72		1.42
Less Distributions and Other:
Dividends from net investment income*	–	(.10)		(.01)		(.01)		–
Distributions from net realized gains*	–	(.43)		(.72)		(.24)		–
Redemption fees	–	N/A		N/A		N/A		N/A
Payment from affiliate	–	–	(4)	–	(4)	–	(4)	–
Total Distributions and Other	–	(.53)		(.73)		(.25)		–
Net Asset Value, End of Period	$10.36	$16.56		$16.05		$13.89		$11.42
Total Return**	3.60%	6.60	%(10)	21.25	%(10)	23.93	%(10)	14.20%
Net Assets, End of Period (in thousands)	$259	$60,458		$42,637		$24,019		$7,810
Average Net Assets for the Period (in thousands)	$226	$47,721		$34,847		$14,917		$2,850
Ratio of Gross Expenses to Average Net Assets***(7)	1.10%	1.24%		1.24%		1.36%		1.76%
Ratio of Net Expenses to Average Net Assets***(7)	1.10%	1.24%		1.24%		1.36%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.05%	1.45%		0.28%		0.15%		(0.38)%
Portfolio Turnover Rate***	49%	61%		71%		63%		157%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year or period ended.

(5)  During the fiscal year or period, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(6)  During the fiscal year or period, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(7)  See Note 4 in Notes to Financial Statements.

(8)  Period from December 30, 2005 (inception date) through January 31, 2006.

(9) Period from December 31, 2002 (inception date) through July 31, 2003.

(10)During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 171

Financial Highlights – S Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small Company Value Fund(1)				Berger Small Cap Value Fund II – Investor Shares	Berger Small Cap Value Fund II – Institutional Shares	Berger Small Cap Value Fund II – Service Shares
	2006	2005	2004	2003(2)	2002(3)	2002(3)	2002(3)
Net Asset Value, Beginning of Period	$14.66	$12.29	$10.57	$8.26	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	– (4)	– (4)	– (4)	(1.74)	(1.74)	(1.76)
Net gain/(loss) on securities (both realized and unrealized)	.75	3.17	1.87	2.31	–	–	–
Total from Investment Operations	.73	3.17	1.87	2.31	(1.74)	(1.74)	(1.76)
Less Distributions:
Dividends from net investment income*	–	–	–	–	–	–	–
Distributions from net realized gains*	(.49)	(.80)	(.15)	–	–	–	–
Total Distributions	(.49)	(.80)	(.15)	–	–	–	–
Net Asset Value, End of Period	$14.90	$14.66	$12.29	$10.57	$8.26	$8.26	$8.24
Total Return**	5.25%	26.45%	17.75%	27.97%	(17.40)%	(17.40)%	(17.60)%
Net Assets, End of Period (in thousands)	$20,689	$22,472	$14,889	$13,068	$4,921	$1,879	$359
Average Net Assets for the Period (in thousands)	$20,444	$18,976	$14,438	$9,399	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.75%	1.75%	1.75%	1.75%	3.37%	2.49%	4.66%
Ratio of Net Expenses to Average Net Assets***(5)(6)	1.74%	1.74%	1.75%	1.75%	2.96%	2.49%	3.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	(0.20)%	(0.19)%	(0.81)%	(1.11)%	(0.68)%	(1.28)%
Portfolio Turnover Rate***	56%	45%	67%	45%	11%	11%	11%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Worldwide Fund
	2006	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$27.47	$24.97		$23.43	$23.20	$31.27	$43.67
Income from Investment Operations:
Net investment income/(loss)	.20	.20		.06	.16	.05	.27
Net gain/(loss) on securities (both realized and unrealized)	2.46	2.40		1.63	.16	(8.08)	(12.44)
Total from Investment Operations	2.66	2.60		1.69	.32	(8.03)	(12.17)
Less Distributions and Other:
Dividends from net investment income*	(.23)	(.10)		(.15)	(.09)	(.04)	(.23)
Distributions from net realized gains*	–	–		–	–	–	–
Redemption fees	– (7)	–	(7)	– (7)	– (7)	N/A	N/A
Payment from affiliate	–	–	(8)	–	–	–	–
Total Distributions and Other	(.23)	(.10)		(.15)	(.09)	(.04)	(.23)
Net Asset Value, End of Period	$29.90	$27.47		$24.97	$23.43	$23.20	$31.27
Total Return**	9.71%	10.41	%(9)	7.20%	1.35%	(25.73)%	(27.93)%
Net Assets, End of Period (in thousands)	$429,914	$461,508		$709,102	$1,124,330	$1,059,083	$949,967
Average Net Assets for the Period (in thousands)	$441,001	$585,697		$1,033,359	$1,070,521	$1,072,786	$696,848
Ratio of Gross Expenses to Average Net Assets***(5)	1.15%	1.15%		1.20%	1.20%	1.21%	1.20%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%	1.15%		1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.22%	0.61%		0.23%	0.78%	0.27%	0.66%
Portfolio Turnover Rate***	47%	33%		153%	95%	76%	72%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

(2)  For the ten month fiscal period ended July 31, 2003.

(3)  Period from March 28, 2002 (inception date) through September 30, 2002.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5) See Note 4 in Notes to Financial Statements.

(6) Certain prior year amounts have been reclassified to conform to current year presentation.

(7) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(8) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(9) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

172 Janus Adviser Series January 31, 2006

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser International Growth Fund
	2006	2005		2004		2003(1)	2002	2001
Net Asset Value, Beginning of Period	$31.28	$23.78		$19.87		$19.50	$25.79	$36.85
Income from Investment Operations:
Net investment income/(loss)	.42	.19		.18		.18	.04	.21
Net gain/(loss) on securities (both realized and unrealized)	10.94	7.48		3.93		.26	(6.24)	(11.09)
Total from Investment Operations	11.36	7.67		4.11		.44	(6.20)	(10.88)
Less Distributions and Other:
Dividends from net investment income*	(.22)	(.17)		(.21)		(.08)	(.09)	(.09)
Distributions from net realized gains*	–	–		–		–	–	(.09)
Redemption fees	– (2)	–	(2)	.01		.01	N/A	N/A
Payment from affiliate	–	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(.22)	(.17)		(.20)		(.07)	(.09)	(.18)
Net Asset Value, End of Period	$42.42	$31.28		$23.78		$19.87	$19.50	$25.79
Total Return**	36.41%	32.35	%(4)	20.76	%(4)	2.31%	(24.10)%	(29.62)%
Net Assets, End of Period (in thousands)	$482,428	$296,948		$297,519		$476,269	$531,121	$430,299
Average Net Assets for the Period (in thousands)	$356,261	$295,750		$419,064		$487,811	$531,737	$284,760
Ratio of Gross Expenses to Average Net Assets***(5)	1.24%	1.23%		1.24%		1.24%	1.25%	1.24%
Ratio of Net Expenses to Average Net Assets***(5)	1.23%	1.23%		1.24%		1.24%	1.24%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.68%	0.59%		0.44%		0.86%	0.37%	0.95%
Portfolio Turnover Rate***	61%	50%		80%		109%	72%	66%
For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Foreign Stock Fund
	2006	2005		2004		2003	2002	2001(6)
Net Asset Value, Beginning of Period	$13.19	$11.92		$9.38		$9.50	$9.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (7)	.04		–	(7)	.03	– (7)	.01
Net gain/(loss) on securities (both realized and unrealized)	1.42	1.23		2.57		(.15)	(.31)	(.19)
Total from Investment Operations	1.42	1.27		2.57		(.12)	(.31)	(.18)
Less Distributions:
Dividends from net investment income*	(.04)	–		(.03)		–	(.01)	–
Distributions from net realized gains*	–	–		–		–	–	–
Redemption fees	– (2)	–	(2)	–	(2)	–	N/A	N/A
Total Distributions	(.04)	–		(.03)		–	(.01)	–
Net Asset Value, End of Period	$14.57	$13.19		$11.92		$9.38	$9.50	$9.82
Total Return**	10.75%	10.65%		27.42%		(1.26)%	(3.24)%	(1.70)%
Net Assets, End of Period (in thousands)	$3,520	$3,215		$2,871		$2,308	$2,669	$1,981
Average Net Assets for the Period (in thousands)	$3,355	$3,098		$2,714		$2,158	$2,426	$1,974
Ratio of Gross Expenses to Average Net Assets***(5)	1.77%	1.77%		1.75%		1.76%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets***(5)	1.74%	1.74%		1.75%		1.75%	1.75%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	0.33%		(0.33)%		0.31%	(0.24)%	0.50%
Portfolio Turnover Rate***	0%	17%		23%		81%	59%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6) Period from May 1, 2001 (inception date) through July 31, 2001.

(7) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Adviser Series January 31, 2006 173

Financial Highlights – S Shares (continued)

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser Flexible Bond Fund
	2006		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.12		$12.34		$12.45	$11.97	$11.91	$11.42
Income from Investment Operations:
Net investment income/(loss)	.23		.44		.53	.47	.55	.66
Net gain/(loss) on securities (both realized and unrealized)	(.15)		–		.02	.47	.09	.49
Total from Investment Operations	.08		.44		.55	.94	.64	1.15
Less Distributions and Other:
Dividends from net investment income*	(.23)		(.50)		(.48)	(.46)	(.55)	(.66)
Distributions from net realized gains*	(.10)		(.16)		(.18)	–	(.03)	–
Payment from affiliate	–	(1)	–	(1)	–	–	–	–
Total Distributions and Other	(.33)		(.66)		(.66)	(.46)	(.58)	(.66)
Net Asset Value, End of Period	$11.87		$12.12		$12.34	$12.45	$11.97	$11.91
Total Return**	0.63	%(2)	3.88	%(3)	4.43%	7.94%	5.53%	10.34%
Net Assets, End of Period (in thousands)	$45,478		$52,701		$70,306	$101,137	$50,501	$6,159
Average Net Assets for the Period (in thousands)	$49,417		$60,793		$86,194	$79,345	$32,199	$2,710
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%		1.05%		1.19%	1.21%	1.21%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.05%		1.05%		1.19%	1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.73%		3.71%		3.80%	3.68%	4.60%	5.47%
Portfolio Turnover Rate***	120	%(5)	186	%(5)	160%	168%	382%	413%

For a share outstanding during the six months ended January 31, 2006 (unaudited) and through each fiscal year ended July 31	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
	2006	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.27	.02	.02	– (6)	.01	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	(.19)	–	–	–	–	–	–
Total from Investment Operations	.08	.02	.02	–	.01	.02	.05
Less Distributions:
Dividends from net investment income*	(.27)	(.02)	(.02)	– (6)	(.01)	(.02)	(.05)
Distributions from net realized gains*	–	–	–	–	–	–	–
Redemption fees	–	N/A	N/A	N/A	N/A	N/A	N/A
Total Distributions	(.27)	(.02)	(0.02)	–	(.01)	(.02)	(.05)
Net Asset Value, End of Period	$9.81	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.80%	1.66%	1.70%	0.37%	0.68%	1.59%	4.99%
Net Assets, End of Period (in thousands)	$661	$7,997	$10,082	$16,523	$20,384	$22,646	$15,765
Average Net Assets for the Period (in thousands)	$625	$9,304	$13,962	$17,671	$23,394	$22,544	$10,244
Ratio of Gross Expenses to Average Net Assets***(4)	1.52%	0.87%	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets***(4)	1.50%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.43%	3.25%	1.64%	0.37%	0.68%	1.50%	4.68%
Portfolio Turnover Rate***	188%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 121% in 2006 and 195% in 2005.

(6)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

174 Janus Adviser Series January 31, 2006

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Balanced Funds	Funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities on the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Janus Adviser Series January 31, 2006 175

Notes to Schedules of Investments (unaudited) (continued)

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of the equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Growth Index	Measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indices.

Russell Midcap® Index	Measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

176 Janus Adviser Series January 31, 2006

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security with accrued interest in the amount of $160 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime during the next five months, a second principal payment will be received by the Fund.

  ß  Security is illiquid.

  Ç  Security is traded on a "to-be-announced" basis.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at January 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº  Schedule of Fair Valued Securities
as of January 31, 2006

	Value	Value as a % of Net Assets
Janus Adviser Orion Fund
Bajaj Hindusthan, Ltd. (GDR)	$3,248	0.3%
Janus Adviser Contrarian Fund Reliance Industries, Ltd. (GDR)	9,425	0.8%
Janus Adviser Worldwide Fund Reliance Capital Ventures, Ltd.	209,630	0.1%
Reliance Communication Ventures, Ltd.	1,273,294	0.3%
Reliance Energy Ventures, Ltd.	416,857	0.1%
Reliance Natural Resources, Ltd.	43,696	0.0%
	1,943,477	0.5%
Janus Adviser International Growth Fund
Bajaj Hindusthan, Ltd. (GDR)	1,135,988	0.2%
Reliance Capital Ventures, Ltd.	577,427	0.1%
Reliance Communication Ventures, Ltd.	3,507,287	0.7%
Reliance Energy Ventures, Ltd.	1,148,233	0.2%
Reliance Natural Resources, Ltd.	120,360	0.0%
Janus Flexible Bond Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	0	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus Adviser Series January 31, 2006 177

Notes to Schedules of Investments (unaudited) (continued)

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % Net Assets
Janus Adviser Orion Fund
Bajaj Hindusthan, Ltd. (GDR)ºº	1/27/06	$3,248	$3,248	0.3%
Janus Adviser Growth and Income Fund
Merrill Lynch & Company, Inc. convertible, (EnCana Corp. - U.S. Shares), 20.00% (144A)	10/18/05	$1,143,311	$1,145,786	0.4%
Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.), 16.55% (144A)	1/23/06	2,400,181	2,407,256	0.9%
Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.), 19.04% (144A)	10/6/05	1,903,316	2,018,600	0.7%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	8/3/05	921,331	873,192	0.3%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	1/11/06	1,200,906	1,170,163	0.4%
		$7,569,045	$7,614,997	2.7%
Janus Adviser Contrarian Fund
Reliance Industries, Ltd.(GDR)ºº	1/24/06	$9,054	$9,425	0.8%
Janus Adviser Balanced Fund
El Paso Corp., 7.625% notes, due 9/1/08 (144A)	10/7/04	$368,263	$364,763	0.1%
El Paso Corp., 7.42% notes, due 2/15/37 (144A)	10/7/04	214,069	243,775	0.0%
		$582,332	$608,538	0.1%
Janus Adviser Worldwide Fund
Reliance Capital Ventures, Ltd.ºº	1/18/06	$187,403	$209,630	0.1%
Reliance Communication Ventures, Ltd.ºº	1/18/06	1,269,984	1,273,294	0.3%
Reliance Energy Ventures, Ltd.ºº	1/18/06	366,090	416,857	0.1%
Reliance Natural Resources, Ltd.ºº	1/18/06	43,582	43,696	0.0%
		$1,867,059	$1,943,477	0.5%
Janus Adviser International Growth Fund
Bajaj Hindusthan, Ltd. (GDR)ºº	1/27/06	$1,135,988	$1,135,988	0.3%
Reliance Capital Ventures, Ltd.ºº	1/18/06	516,202	577,427	0.1%
Reliance Communication Ventures, Ltd.ºº	1/18/06	3,498,170	3,507,287	0.7%
Reliance Energy Ventures, Ltd.ºº	1/18/06	1,008,395	1,148,233	0.2%
Reliance Natural Resources, Ltd.ºº	1/18/06	120,047	120,360	0.0%
		$6,278,802	$6,489,295	1.3%
Janus Adviser Flexible Bond Fund
Allegheny Energy Supply Company LLC, 8.25% senior unsecured notes, due 4/15/12 (144A)	3/24/04-5/11/04	$102,975	$116,550	0.2%
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03-5/21/03	261,236	266,842	0.5%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	345	–	0.0%
El Paso Corp., 7.625% notes, due 9/1/08 (144A)	11/2/04-1/18/06	263,231	262,012	0.5%
		$627,787	$645,404	1.2%
Janus Adviser High-Yield Fund
Allegheny Energy Supply Company LLC, 8.25% senior unsecured notes, due 4/15/12 (144A)	8/3/05-11/11/05	$9,004	$8,880	0.3%
Dynegy Holdings, Inc., 10.125% secured notes, due 7/15/13 (144A)	10/17/05-11/11/05	8,865	9,030	0.3%
El Paso Corp., 6.50% debentures, due 6/1/08 (144A)	8/5/05-11/11/05	23,770	24,060	0.9%
El Paso Corp., 7.625% notes, due 9/1/08 (144A)	1/27/06	6,165	6,165	0.2%
El Paso Corp., 6.375% notes, due 2/1/09 (144A)	8/5/05-11/11/05	9,795	9,950	0.4%
El Paso Corp., 9.6255% debentures, due 5/15/12 (144A)	8/5/05-11/11/05	14,380	14,723	0.6%
El Paso Corp., 7.42% notes, due 2/15/37 (144A)	8/3/05-11/11/05	11,968	12,934	0.5%
Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14 (144A)	9/29/05-11/11/05	3,948	4,000	0.1%
Novelis, Inc., 7.25% senior notes, due 2/15/15 (144A)	1/5/06-1/31/06	13,374	13,230	0.5%
Team Health, Inc., 11.25% senior subordinated notes, due 12/1/13 (144A)	11/17/05	5,000	5,175	0.2%
		$106,269	$108,147	4.0%

The Funds have registration rights for certain restricted securities held as of January 31, 2006. The issuer incurs all registration costs.

178 Janus Adviser Series January 31, 2006

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts and/or securities with extended settlement dates as of January 31, 2006 are noted below.

Fund	Aggregate Value
Growth & Core
Janus Adviser Large Cap Growth Fund	$19,345,444
Janus Adviser Growth and Income Fund	11,091,616
Janus Adviser Core Equity Fund	1,384,581
Janus Adviser Contrarian Fund	378,260
Janus Adviser Balanced Fund	31,194,108
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	497,285
Value
Janus Adviser Mid Cap Value Fund	182,500
Bond & Money Market
Janus Adviser Flexible Bond Fund	1,707,549
Janus Adviser High-Yield Fund	9,580

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2006.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Adviser Series January 31, 2006 179

Notes to Financial Statements (unaudited)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Value Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers twenty funds, which include multiple series of shares with differing investment objectives and policies.

Seventeen Funds invest primarily in equity securities: Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Value Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund and Janus Adviser Foreign Stock Fund. Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Contrarian Fund and Janus Adviser Foreign Stock Fund, which are classified as nondiversified.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as A Shares and R Shares. Effective November 28, 2005, the existing Class I Shares was renamed Class S Shares and a new Class I Shares was added to the Trust. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sale price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Janus Adviser Money Market Fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized

180 Janus Adviser Series January 31, 2006

and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Funds bear expenses incurred specifically on their behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2006, the Funds had on loan securities valued as indicated:

Fund	Value at January 31, 2006
Growth & Core
Janus Adviser Large Cap Growth Fund	$6,195,242
Janus Adviser Forty Fund	15,123,719
Janus Adviser Mid Cap Growth Fund	10,930,156
Janus Adviser Growth and Income Fund	7,244,443
Janus Adviser Balanced Fund	4,483,410
Value
Janus Adviser Mid Cap Value Fund	12,350,404
International & Global
Janus Adviser Worldwide Fund	8,084,128
Janus Adviser International Growth Fund	11,924,699
Bond & Money Market
Janus Adviser High-Yield Fund	451,124

As of January 31, 2006, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2006
Growth & Core
Janus Adviser Large Cap Growth Fund	$6,334,969
Janus Adviser Forty Fund	15,457,745
Janus Adviser Mid Cap Growth Fund	11,183,015
Janus Adviser Growth and Income Fund	7,467,238
Janus Adviser Balanced Fund	4,593,089
Value
Janus Adviser Mid Cap Value Fund	12,646,888
International & Global
Janus Adviser Worldwide Fund	8,386,809
Janus Adviser International Growth Fund	12,311,243
Bond & Money Market
Janus Adviser High-Yield Fund	460,440

As of January 31, 2006, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

During the six-month period ended January 31, 2006, there were no such securities lending agreements for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Core Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Flexible Bond Fund and Janus Adviser Money Market Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month

Janus Adviser Series January 31, 2006 181

Notes to Financial Statements (unaudited) (continued)

period ended January 31, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the six-month period ended January 31, 2006, Janus Adviser Flexible Bond Fund recorded interest income of $4,295 related to such dollar rolls.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund are required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding for Janus Adviser Flexible Bond Fund during the six-month period ended January 31, 2006 was $642,043. Janus Adviser High-Yield Fund did not participate in mortgage dollar rolls during the six-month period ended January 31, 2006. At January 31, 2006, Janus Adviser Flexible Bond Fund did not have outstanding mortgage dollar rolls.

Securities Traded on a To-Be-Announced Basis

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2006, Janus Adviser Flexible Bond Fund held TBA securities with a total cost of $528,667. Janus Adviser High-Yield Fund did not hold TBA securities at January 31, 2006.

Bank Loans

Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a

182 Janus Adviser Series January 31, 2006

designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements are indicated in the table below:

Fund	Average Daily Value	Rates
Growth & Core
Janus Adviser Balanced Fund	$473,151	6.475%-6.94688%
Bond & Money Market
Janus Adviser Flexible Bond Fund	53,138	5.55%-6.94688%
Janus Adviser High-Yield Fund	34,729	4.40188%-11.01%

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Risk-Managed Value Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Options Contracts

All Funds except Janus Adviser Money Market Fund may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Risk-Managed Value Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities. Gains and losses are reported on the Statement of Operations. Janus Adviser Contrarian Fund did not recognize realized gains or losses for written options during the six-month period ended January 31, 2006.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six-month period ended January 31, 2006 was as follows:

Call Options	Number of Options	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2005	–	$–
Options written	3	296
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2006	3	$296

Janus Adviser Series January 31, 2006 183

Notes to Financial Statements (unaudited) (continued)

Put Options	Number of Options	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2005	–	$–
Options written	3	567
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2006	3	$567

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of January 31, 2006, the Funds were not invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

The Funds, particularly Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer. Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Risk-Managed Value Fund do not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and net realized capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund. The remaining Funds generally declare and distribute dividends and net realized capital gains (if any) annually. The majority of dividends and net realized capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

184 Janus Adviser Series January 31, 2006

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Growth & Core
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Forty Fund	All Asset Levels	0.64
Janus Adviser Orion Fund	All Asset Levels	0.64
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64
Janus Adviser Growth and Income Fund	All Asset Levels	0.62
Janus Adviser Core Equity Fund	All Asset Levels	0.60
Janus Adviser Contrarian Fund	All Asset Levels	0.64
Janus Adviser Balanced Fund	All Asset Levels	0.55
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	All Asset Levels	0.50
Janus Adviser Risk-Managed Core Fund	All Asset Levels	0.50
Janus Adviser Risk-Managed Value Fund	All Asset Levels	0.50
Value
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64
Janus Adviser Small Company Value Fund	All Asset Levels	0.74
International & Global
Janus Adviser Worldwide Fund	All Asset Levels	0.60
Janus Adviser International Growth Fund	All Asset Levels	0.64
Janus Adviser Foreign Stock Fund	All Asset Levels	0.64
Bond & Money Market
Janus Adviser Flexible Bond Fund	First $300 Million Over $300 Million	0.50 0.40
Janus Adviser High-Yield Fund	First $300 Million Over $300 Million	0.65 0.55
Janus Adviser Money Market Fund	All Asset Levels	0.25

Effective January 1, 2006 for Janus Adviser Risk-Managed Core Fund and effective February 1, 2006 for Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Worldwide Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Risk-Managed Value Fund. Effective February 1, 2006, Janus Capital will indirectly own approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Value Fund. For Janus Adviser Risk-Managed Core Fund, Janus Capital pays INTECH a subadvisory fee equal to 0.26% of the Fund's average daily net assets during the previous month plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund pursuant to the Fund's investment advisory agreement. The performance adjustment will not impact the current subadvisory fee until January 1, 2007 when the performance adjustment takes effect. Additionally, for Janus Adviser Risk-Managed Value Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital to the extent that Janus Capital is waiving its advisory fee.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services") receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Adviser Series January 31, 2006 185

Notes to Financial Statements (unaudited) (continued)

Janus Capital has agreed until at least December 1, 2006 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Growth & Core
Janus Adviser Large Cap Growth Fund	0.66
Janus Adviser Forty Fund	0.67
Janus Adviser Orion Fund	1.25
Janus Adviser Mid Cap Growth Fund	0.65
Janus Adviser Small-Mid Growth Fund	1.25
Janus Adviser Growth and Income Fund	0.99
Janus Adviser Core Equity Fund	0.70
Janus Adviser Contrarian Fund	1.25
Janus Adviser Balanced Fund	0.57
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	0.60
Janus Adviser Risk-Managed Core Fund	0.60
Janus Adviser Risk-Managed Value Fund	0.60
Value
Janus Adviser Mid Cap Value Fund	0.74
Janus Adviser Small Company Value Fund	1.24
International & Global
Janus Adviser Worldwide Fund	0.65
Janus Adviser International Growth Fund	0.73
Janus Adviser Foreign Stock Fund	1.24
Bond & Money Market
Janus Adviser Flexible Bond Fund	0.55
Janus Adviser High-Yield Fund	1.00

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Risk-Managed Value Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated. For the six-month period ended January 31, 2006, total fees and expenses absorbed by Janus Capital were $124,727, for Janus Adviser Risk-Managed Value Fund. As of January 31, 2006, the reimbursement that may be potentially made to Janus Capital is $124,727. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements.

Janus Capital has agreed to voluntarily waive Janus Adviser Money Market Fund's total operating expenses, excluding any class specific distribution and shareholder servicing fees, the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and can be changed or terminated at any time at the discretion of Janus Capital.

During the six-month period ended January 31, 2006, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors.

Funds
Growth & Core
Janus Adviser Core Equity Fund – A Shares	$14
Janus Adviser Core Equity Fund – C Shares	1,944
Janus Adviser Core Equity Fund – R Shares	3
Janus Adviser Core Equity Fund – S Shares	8,284
Value
Janus Adviser Mid Cap Value Fund – A Shares	6,984
Janus Adviser Mid Cap Value Fund – C Shares	2,336
Janus Adviser Mid Cap Value Fund – R Shares	90
Janus Adviser Mid Cap Value Fund – S Shares	7,007
Bond & Money Market
Janus Adviser Flexible Bond Fund – A Shares	–	(1)
Janus Adviser Flexible Bond Fund – C Shares	12
Janus Adviser Flexible Bond Fund – R Shares	–	(1)
Janus Adviser Flexible Bond Fund – S Shares	114

(1) Amounts reimbursed were less than a dollar.

During the six-month period ended January 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity.

Funds
Growth & Core
Janus Adviser Forty Fund – S Shares	$754
Janus Adviser Growth and Income Fund – A Shares	295
Value
Janus Adviser Mid Cap Value Fund – A Shares	769
Janus Adviser Mid Cap Value Fund – C Shares	218
Bond & Money Market
Janus Adviser Flexible Bond Fund – A Shares	4
Janus Adviser Flexible Bond Fund – C Shares	416
Janus Adviser Flexible Bond Fund – R Shares	–	(1)
Janus Adviser Flexible Bond Fund – S Shares	4,044
(1) Amounts reimbursed were less than a dollar.

For the six-month period ended January 31, 2006, Janus Capital assumed $25,009 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, Janus Adviser Risk-Managed Value Fund and Janus Adviser High-Yield Fund as the Funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

186 Janus Adviser Series January 31, 2006

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Janus Distributors has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2006. The amounts waived for the Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Class C shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2006, redeeming shareholders paid the following contingent deferred sales charges:

Fund (C Shares)	Contingent Deferred Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund	$–
Janus Adviser Forty Fund	2,635
Janus Adviser Orion Fund	–
Janus Adviser Mid Cap Growth Fund	68
Janus Adviser Small-Mid Growth Fund	–
Janus Adviser Growth and Income Fund	138
Janus Adviser Core Equity Fund	–
Janus Adviser Contrarian Fund	–
Janus Adviser Balanced Fund	56
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	$804
Janus Adviser Risk-Managed Core Fund	1,406
Janus Adviser Risk-Managed Value Fund(1)	–
Value
Janus Adviser Mid Cap Value Fund	2,229
Janus Adviser Small Company Value Fund	–
International & Global
Janus Adviser Worldwide Fund	157
Janus Adviser International Growth Fund	323
Bond & Money Market
Janus Adviser Flexible Bond Fund	58
Janus Adviser High-Yield Fund	–
Janus Adviser Money Market Fund	–

(1) Period December 30, 2005 (inception date) through January 31, 2006.

Class A Shares include a 5.75% upfront sales charge of the offering price for all Funds except Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund. Class A Shares of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund include a 4.75% upfront sales charge of the offering price. Janus Adviser Money Market Fund does not have an upfront sales charge. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2006, Janus Distributors retained the following upfront sales charge:

Fund (A Shares)	Upfront Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund	$–
Janus Adviser Forty Fund	23,680
Janus Adviser Orion Fund	234
Janus Adviser Mid Cap Growth Fund	2,275
Janus Adviser Small-Mid Growth Fund	732
Janus Adviser Growth and Income Fund	2,693
Janus Adviser Core Equity Fund	554
Janus Adviser Contrarian Fund	26
Janus Adviser Balanced Fund	1,477
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	21,034
Janus Adviser Risk-Managed Core Fund	5,121
Janus Adviser Risk-Managed Value Fund(1)
Value
Janus Adviser Mid Cap Value Fund	13,092
Janus Adviser Small Company Value Fund	776
International & Global
Janus Adviser Worldwide Fund	–
Janus Adviser International Growth Fund	7,873
Janus Adviser Foreign Stock Fund	2,479
Bond & Money Market
Janus Adviser Flexible Bond Fund	–
Janus Adviser High-Yield Fund	309

(1) Period December 30, 2005 (inception date) through January 31, 2006.

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund and Janus Adviser High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the

Janus Adviser Series January 31, 2006 187

Notes to Financial Statements (unaudited) (continued)

six-month period ended January 31, 2006 are indicated in the table below:

Funds	Redemption Fees Class S Shares
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	$1,305
Janus Adviser Risk-Managed Core Fund	731
Janus Adviser Risk-Managed Value Fund(1)	–
International & Global
Janus Adviser Worldwide Fund	6,840
Janus Adviser International Growth Fund	18,472
Janus Foreign Stock Fund	182
Bond & Money Market
Janus Adviser High-Yield Fund	–

(1) Period from December 30, 2005 through January 31, 2006.

There were no redemption fees for Class R Shares or Class S Shares during the six-month fiscal period ended January 31, 2006.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. Funds could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Capital invested initial seed capital of $10,000 on November 28, 2005 in Class I Shares of the Funds. In addition, Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2006 as indicated in the table below.

Funds	Seed Capital at 7/31/2005	Purchases		Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2006
Growth and Core
Janus Adviser Large Cap Growth Fund – A Shares	$10,000	$–		–	$–	–	$10,000
Janus Adviser Large Cap Growth Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Forty Fund – R Shares	10,000	–		–	(10,000)	12/15/05	–
Janus Adviser Orion Fund – A, C, R and S Shares	N/A	250,000	(1)	8/1/05	–	–	250,000	(1)
Janus Adviser Mid Cap Growth Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Small-Mid Growth Fund – A, C, R and S Shares	N/A	250,000	(1)	8/1/05	–	–	250,000	(1)
Janus Adviser Growth and Income Fund – R Shares	10,000	–		–	(10,000)	12/15/05	–
Janus Adviser Core Equity Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Contrarian Fund – A, C, R and S Shares	N/A	250,000	(1)	8/1/05	–	–	250,000	(1)
Janus Adviser Balanced Fund – R Shares	10,000	–		–	–	–	10,000
Risk-Managed
Janus Adviser Risk-Managed Growth Fund – C Shares	3,750,000	–		–	(3,750,000)	9/27/05	–
Janus Adviser Risk-Managed Growth Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Risk-Managed Growth Fund – S Shares	5,825,000	–		–	–	–	5,825,000
Janus Adviser Risk-Managed Core Fund – C Shares	3,750,000	–		–	(3,750,000)	9/27/05	–
Janus Adviser Risk-Managed Core Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Risk-Managed Value Fund – A, C, R and S Shares	N/A	250,000	(1)	12/30/05	–	–	250,000	(1)
Janus Adviser Risk-Managed Value Fund – I Shares	N/A	9,000,000		12/30/05	–	–	9,000,000
Value
Janus Adviser Small Company Value Fund – A Shares	10,000	–		–	–	–	10,000
Janus Adviser Small Company Value Fund – R Shares	10,000	–		–	(10,000)	12/15/05	–
International & Global
Janus Adviser Worldwide Fund – A Shares	10,000	–		–	(10,000)	12/15/05	–
Janus Adviser Worldwide Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser International Growth Fund – A Shares	10,000	–		–	(10,000)	12/15/05	–
Janus Adviser International Growth Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Foreign Stock Fund – R Shares	10,000	–		–	–	–	10,000
Janus Adviser Foreign Stock Fund – S Shares	2,000,000	–		–	–	–	2,000,000
Bond & Money Market
Janus Adviser High-Yield Fund – A, C, R and S Shares	N/A	625,000	(1)	8/1/05	–	–	625,000	(1)
Janus Adviser Money Market Fund – A Shares	10,000	–		–	–	–	10,000
Janus Adviser Money Market Fund – C Shares	10,000	–		–	–	–	10,000

(1) The dollar amount applies to each Class of the Fund.

188 Janus Adviser Series January 31, 2006

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2006 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Growth & Core
Janus Adviser Large Cap Growth Fund	$174,911,161	$41,874,039	$(1,190,517)	$40,683,522
Janus Adviser Forty Fund	1,306,677,273	465,987,414	(5,911,421)	460,075,993
Janus Adviser Orion Fund	1,015,248	157,972	(27,391)	130,581
Janus Adviser Mid Cap Growth Fund	78,491,157	41,987,184	(1,205,540)	40,781,644
Janus Adviser Small-Mid Growth Fund	1,214,569	192,446	(15,677)	176,769
Janus Adviser Growth and Income Fund	223,277,193	75,730,414	(5,435,801)	70,294,613
Janus Adviser Core Equity Fund	43,890,390	13,872,603	(557,917)	13,314,686
Janus Adviser Contrarian Fund	1,038,236	154,694	(23,417)	131,277
Janus Adviser Balanced Fund	485,211,308	101,965,765	(6,893,558)	95,072,207
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	150,976,081	14,089,984	(2,615,188)	11,474,796
Janus Adviser Risk-Managed Core Fund	47,074,561	4,484,216	(833,404)	3,650,812
Janus Adviser Risk-Managed Value Fund	11,898,621	512,221	(149,236)	362,985
Value
Janus Adviser Mid Cap Value Fund	218,957,531	15,955,364	(3,584,882)	12,370,482
Janus Adviser Small Company Value Fund	17,838,602	7,148,979	(195,487)	6,953,492
International & Global
Janus Adviser Worldwide Fund	381,902,330	68,677,204	(9,373,204)	59,304,000
Janus Adviser International Growth Fund	347,350,408	160,599,318	(2,267,461)	158,331,857
Janus Adviser Foreign Stock Fund	3,129,979	1,163,342	(47,597)	1,115,745
Bond & Money Market
Janus Adviser Flexible Bond Fund	50,644,977	212,029	(790,561)	(578,532)
Janus Adviser High-Yield Fund	3,082,626	20,998	(36,323)	(15,325)
Janus Adviser Money Market Fund	8,022,492	–	–	–

Janus Adviser Series January 31, 2006 189

Notes to Financial Statements (unaudited) (continued)

Net capital loss carryovers as of July 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2005

Fund	July 31, 2009	July 31, 2010	July 31, 2011	July 31, 2012	Accumulated Capital Losses
Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$(36,567,215)	$(45,102,562)	$(7,776,684)	$(89,446,461)
Janus Adviser Forty Fund	–	–	(32,249,710)	(77,184,940)	(109,434,650)
Janus Adviser Mid Cap Growth Fund(1)	–	(82,173,501)	(11,005,936)	–	(93,179,437)
Janus Adviser Growth and Income Fund	–	–	(1,582,108)	–	(1,582,108)
Janus Adviser Core Equity Fund	–	–	–	–	–
Janus Adviser Balanced Fund	–	–	–	–	–
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	–	–	–	–	–
Janus Adviser Risk-Managed Core Fund	–	–	–	–	–
Value
Janus Adviser Mid Cap Value Fund(1)	(528,149)	(457,352)	–	–	(985,501)
Janus Adviser Small Company Value Fund	–	–	–	–	–
International & Global
Janus Adviser Worldwide Fund	–	(102,516,840)	(223,661,141)	–	(326,177,981)
Janus Adviser International Growth Fund	–	–	(120,167,733)	–	(120,167,733)
Janus Adviser Foreign Stock Fund	–	–	–	(75,866)	(75,866)
Bond & Money Market
Janus Adviser Flexible Bond Fund	–	–	–	–	–
Janus Adviser Money Market Fund	–	–	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the year ended July 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Growth & Core
Janus Adviser Large Cap Growth Fund	$13,881,102
Janus Adviser Forty Fund	72,505,389
Janus Adviser Mid Cap Growth Fund	12,426,329
Janus Adviser Growth and Income Fund	21,529,779
Janus Adviser Balanced Fund	46,953,425
Value
Janus Adviser Mid Cap Value Fund	197,100
International & Global
Janus Adviser Worldwide Fund	36,042,144
Janus Adviser International Growth Fund	49,169,219
Janus Adviser Foreign Stock Fund	205,942

190 Janus Adviser Series January 31, 2006

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2006 (unaudited)
and through each fiscal year or period ended July 31

	A Shares			C Shares						I Shares
Fund	2006(1)		2005(1)(2)	2006(1)		2005(1)	2004(1)	2003		2006(3)
Growth & Core
Janus Adviser Large Cap Growth Fund	1.06%		1.05%	1.87%		1.81%	1.69%	1.70	%(4)	0.83%
Janus Adviser Forty Fund	0.92%		0.92%	1.72%		1.74%	1.67%	1.70	%(4)	0.69%
Janus Adviser Orion Fund	34.48%		N/A	35.74%		N/A	N/A	N/A		17.38%
Janus Adviser Mid Cap Growth Fund	1.14%		1.05%	1.94%		1.87%	1.74%	1.72	%(4)	0.99%
Janus Adviser Small-Mid Growth Fund	31.64%		N/A	34.22%		N/A	N/A	N/A		16.83%
Janus Adviser Growth and Income Fund	0.98%		0.98%	1.84%		1.80%	1.72%	1.73	%(4)	0.75%
Janus Adviser Core Equity Fund	1.26%		1.29%	2.08%		2.11%	1.96%	2.10	%(4)	1.18%
Janus Adviser Contrarian Fund	33.05%		N/A	33.78%		N/A	N/A	N/A		17.24%
Janus Adviser Balanced Fund	0.87%		0.86%	1.72%		1.68%	1.67%	1.68	%(4)	0.62%
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	0.98%		0.93%	1.77%		1.84%	2.04%	3.60	%(5)	0.86%
Janus Adviser Risk-Managed Core Fund	1.58%		1.53%	2.28%		2.68%	3.02%	4.08	%(5)	1.09%
Janus Adviser Risk-Managed Value Fund	14.70	%(6)	N/A	15.45	%(6)	N/A	N/A	N/A		14.33	%(6)
Value
Janus Adviser Mid Cap Value Fund	1.13%		1.08%	1.88%		2.03%	2.44%	9.97	%(7)	1.03%
Janus Adviser Small Company Value Fund(8)	2.28%		1.92%	2.68%		2.68%	3.23%	10.53	%(9)	2.07%
International & Global
Janus Adviser Worldwide Fund	0.94%		0.95%	1.77%		1.74%	1.72%	1.73	%(4)	0.70%
Janus Adviser International Growth Fund	1.04%		1.05%	1.82%		1.83%	1.74%	1.77	%(4)	0.78%
Janus Adviser Foreign Stock Fund	5.93%		6.19%	6.61%		6.42%	6.76%	8.57	%(4)	7.29%
Bond & Money Market
Janus Adviser Flexible Bond Fund	1.17%		1.02%	2.10%		1.84%	1.80%	1.81	%(4)	1.23%
Janus Adviser High-Yield Fund	14.99%		N/A	16.07%		N/A	N/A	N/A		8.32%
Janus Adviser Money Market Fund	1.74%		1.59%	2.45%		2.22%	1.82%	1.93	%(4)	N/A

	R Shares			S Shares
Fund	2006(1)		2005(1)(2)	2006(1)		2005(1)	2004(1)	2003		2002	2001
Growth & Core
Janus Adviser Large Cap Growth Fund	1.51%		1.46%	1.25%		1.22%	1.19%	1.20%		1.21%	1.23%
Janus Adviser Forty Fund	1.45%		1.42%	1.17%		1.16%	1.17%	1.19%		1.18%	1.26%
Janus Adviser Orion Fund	35.66%		N/A	35.40%		N/A	N/A	N/A		N/A	N/A
Janus Adviser Mid Cap Growth Fund	1.61%		1.55%	1.36%		1.30%	1.22%	1.22%		1.20%	1.23%
Janus Adviser Small-Mid Growth Fund	33.96%		N/A	33.71%		N/A	N/A	N/A		N/A	N/A
Janus Adviser Growth and Income Fund	1.48%		1.46%	1.21%		1.21%	1.22%	1.22%		1.23%	1.87%
Janus Adviser Core Equity Fund	1.74%		1.75%	1.48%		1.51%	1.46%	1.61%		1.70%	5.06%
Janus Adviser Contrarian Fund	33.60%		N/A	33.36%		N/A	N/A	N/A		N/A	N/A
Janus Adviser Balanced Fund	1.35%		1.32%	1.10%		1.08%	1.17%	1.18%		1.19%	1.22%
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	1.46%		1.53%	1.22%		1.27%	1.53%	2.50	%(5)	N/A	N/A
Janus Adviser Risk-Managed Core Fund	2.02%		2.41%	1.73%		2.13%	2.53%	3.58	%(5)	N/A	N/A
Janus Adviser Risk-Managed Value Fund	15.10	%(6)	N/A	14.85	%(6)	N/A	N/A	N/A		N/A	N/A
Value
Janus Adviser Mid Cap Value Fund	1.59%		1.68%	1.35%		1.52%	1.94%	6.50	%(7)	N/A	N/A
Janus Adviser Small Company Value Fund(8)	2.38%		5.06%	2.10%		2.12%	2.67%	2.93	%(10)	N/A(11)	N/A
International & Global
Janus Adviser Worldwide Fund	1.41%		1.39%	1.17%		1.15%	1.22%	1.23%		1.21%	1.25%
Janus Adviser International Growth Fund	1.50%		1.50%	1.25%		1.25%	1.25%	1.26%		1.26%	1.31%
Janus Adviser Foreign Stock Fund	6.30%		6.14%	6.05%		5.86%	6.26%	6.99%		3.43%	10.35	%(12)
Bond & Money Market
Janus Adviser Flexible Bond Fund	1.67%		1.49%	1.40%		1.24%	1.30%	1.33%		1.41%	6.59%
Janus Adviser High-Yield Fund	15.82%		N/A	15.39%		N/A	N/A	N/A		N/A	N/A
Janus Adviser Money Market Fund	N/A		N/A	2.02%		1.79%	1.53%	1.35%		0.97%	1.83%

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, Janus Adviser Risk-Managed Value Fund and Janus Adviser High-Yield Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from November 28, 2005 (inception date of I Shares) through January 31, 2006.

  (4)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (5)  Period from January 2, 2003 (inception date) through July 31, 2003.

  (6)  Period from December 30, 2005 (inception date) through January 31, 2006.

  (7)  Period from December 31, 2002 (inception date) through July 31, 2003.

  (8)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

  (9)  Period from April 22, 2003 (inception date) through July 31, 2003.

  (10)  Period from October 1, 2002 through July 31, 2003.

  (11)  The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.

  (12)  Period from May 1, 2001 (inception date) through July 31, 2001.

Janus Adviser Series January 31, 2006 191

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser Large Cap Growth Fund			Janus Adviser Forty Fund		Janus Adviser Orion Fund
(all numbers in thousands)	2006		2005	2006	2005	2006
Transactions in Fund Shares - A Shares(1)
Shares sold	–		1	8,223	1,130	28
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	–		–	(507)	(34)	(1)
Net Increase/(Decrease) in Fund Shares	–		1	7,716	1,096	27
Shares Outstanding, Beginning of Period	1		–	1,096	–	–
Shares Outstanding, End of Period	1		1	8,812	1,096	27
Transactions in Fund Shares - C Shares
Shares sold	13		5	616	267	26
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	(6)		(28)	(79)	(104)	–
Net Increase/(Decrease) in Fund Shares	7		(23)	537	163	26
Shares Outstanding, Beginning of Period	107		130	909	746	–
Shares Outstanding, End of Period	114		107	1,446	909	26
Transactions in Fund Shares - I Shares(2)
Shares sold	465	*	N/A	209	N/A	1
Reinvested dividends and distributions	–		N/A	–	N/A	–
Shares repurchased	–		N/A	–	N/A	–
Net Increase/(Decrease) in Fund Shares	465	*	N/A	209	N/A	1
Shares Outstanding, Beginning of Period	–		N/A	–	N/A	–
Shares Outstanding, End of Period	465	*	N/A	209	N/A	1
Transactions in Fund Shares - R Shares(1)
Shares sold	–		532 *	61	448 *	25
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	–		–	(4)	–	–
Net Increase/(Decrease) in Fund Shares	–		532 *	57	448 *	25
Shares Outstanding, Beginning of Period	532	*	–	448 *	–	–
Shares Outstanding, End of Period	532	*	532 *	57	448 *	25
Transactions in Fund Shares - S Shares:
Shares sold	942		2,559	12,556	13,900	25
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	(2,636)		(9,456)	(4,643)	(22,755)	–
Net Increase/(Decrease) in Fund Shares	(1,694)		(6,897)	7,913	(8,855)	25
Shares Outstanding, Beginning of Period	10,340		17,237	39,710	48,565	–
Shares Outstanding, End of Period	8,646		10,340	47,623	39,710	25

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

192 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser Mid Cap Growth Fund			Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
(all numbers in thousands)	2006		2005	2006	2006	2005
Transactions in Fund Shares - A Shares(1)
Shares sold	22		13	37	23	10
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	(4)		(1)	–	(6)	(1)
Net Increase/(Decrease) in Fund Shares	18		12	37	17	9
Shares Outstanding, Beginning of Period	12		–	–	9	–
Shares Outstanding, End of Period	30		12	37	26	9
Transactions in Fund Shares - C Shares
Shares sold	31		23	25	79	47
Reinvested dividends and distributions	–		–	–	6	–
Shares repurchased	(6)		(12)	–	(48)	(338)
Net Increase/(Decrease) in Fund Shares	25		11	25	37	(291)
Shares Outstanding, Beginning of Period	103		92	–	520	811
Shares Outstanding, End of Period	128		103	25	557	520
Transactions in Fund Shares - I Shares(2)
Shares sold	357	*	N/A	1	562 *	N/A
Reinvested dividends and distributions	–		N/A	–	–	N/A
Shares repurchased	–		N/A	–	–	N/A
Net Increase/(Decrease) in Fund Shares	357	*	N/A	1	562 *	N/A
Shares Outstanding, Beginning of Period	–		N/A	–	–	N/A
Shares Outstanding, End of Period	357	*	N/A	1	562 *	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	–		460 *	25	30	1
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	–		–	–	(21)	–
Net Increase/(Decrease) in Fund Shares	–		460 *	25	9	1
Shares Outstanding, Beginning of Period	460	*	–	–	1	–
Shares Outstanding, End of Period	460	*	460 *	25	10	1
Transactions in Fund Shares - S Shares:
Shares sold	464		1,692	25	2,900	2,947
Reinvested dividends and distributions	–		–	–	197	33
Shares repurchased	(607)		(2,806)	–	(1,465)	(6,062)
Net Increase/(Decrease) in Fund Shares	(143)		(1,114)	25	1,632	(3,082)
Shares Outstanding, Beginning of Period	3,611		4,725	–	12,504	15,586
Shares Outstanding, End of Period	3,468		3,611	25	14,136	12,504

  *  Shares are not in thousands

  (1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

  (2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

Janus Adviser Series January 31, 2006 193

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser Core Equity Fund			Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund
(all numbers in thousands)	2006		2005	2006	2006		2005
Transactions in Fund Shares - A Shares(1)
Shares sold	4		4	25	9		4
Reinvested dividends and distributions	–		–	–	–		–
Shares repurchased	(1)		(1)	–	–		(1)
Net Increase/(Decrease) in Fund Shares	3		3	25	9		3
Shares Outstanding, Beginning of Period	3		–	–	3		–
Shares Outstanding, End of Period	6		3	25	12		3
Transactions in Fund Shares - C Shares
Shares sold	43		35	27	42		33
Reinvested dividends and distributions	41		11	–	14		6
Shares repurchased	(22)		(150)	–	(50)		(241)
Net Increase/(Decrease) in Fund Shares	62		(104)	27	6		(202)
Shares Outstanding, Beginning of Period	450		554	–	676		878
Shares Outstanding, End of Period	512		450	27	682		676
Transactions in Fund Shares - I Shares(2)
Shares sold	535	*	N/A	1	377	*	N/A
Reinvested dividends and distributions	–		N/A	–	15	*	N/A
Shares repurchased	–		N/A	–	–		N/A
Net Increase/(Decrease) in Fund Shares	535	*	N/A	1	392	*	N/A
Shares Outstanding, Beginning of Period	–		N/A	–	–		N/A
Shares Outstanding, End of Period	535	*	N/A	1	392	*	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	–		1	25	–		420 *
Reinvested dividends and distributions	–		–	–	12	*	5 *
Shares repurchased	–		–	–	–		–
Net Increase/(Decrease) in Fund Shares	–		1	25	12	*	425 *
Shares Outstanding, Beginning of Period	1		–	–	425	*	–
Shares Outstanding, End of Period	1		1	25	437	*	425 *
Transactions in Fund Shares - S Shares:
Shares sold	631		454	25	1,426		3,836
Reinvested dividends and distributions	232		52	–	619		455
Shares repurchased	(410)		(496)	–	(4,132)		(13,528)
Net Increase/(Decrease) in Fund Shares	453		10	25	(2,087)		(9,237)
Shares Outstanding, Beginning of Period	1,900		1,890	–	22,942		32,179
Shares Outstanding, End of Period	2,353		1,900	25	20,855		22,942

  *  Shares are not in thousands

  (1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

  (2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

194 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser Risk-Managed Growth Fund		Janus Adviser Risk-Managed Core Fund		Janus Adviser Risk-Managed Value Fund
(all numbers in thousands)	2006(1)	2005(2)	2006(1)	2005(2)	2006(3)
Transactions in Fund Shares - A Shares
Shares sold	586	975	358	255	25
Reinvested dividends and distributions	48	–	11	–	–
Shares repurchased	(33)	(8)	(16)	(7)	–
Net Increase/(Decrease) in Fund Shares	601	967	353	248	25
Shares Outstanding, Beginning of Period	967	–	248	–	–
Shares Outstanding, End of Period	1,568	967	601	248	25
Transactions in Fund Shares - C Shares
Shares sold	347	362	288	263	25
Reinvested dividends and distributions	11	29	15	46	–
Shares repurchased	(420)	(27)	(443)	(5)	–
Net Increase/(Decrease) in Fund Shares	(62)	364	(140)	304	25
Shares Outstanding, Beginning of Period	777	413	694	390	–
Shares Outstanding, End of Period	715	777	554	694	25
Transactions in Fund Shares - I Shares
Shares sold	841	N/A	1,873	N/A	1,126
Reinvested dividends and distributions	8	N/A	–	N/A	–
Shares repurchased	–	N/A	–	N/A	–
Net Increase/(Decrease) in Fund Shares	849	N/A	1,873	N/A	1,126
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–
Shares Outstanding, End of Period	849	N/A	1,873	N/A	1,126
Transactions in Fund Shares - R Shares
Shares sold	–	1	–	1	25
Reinvested dividends and distributions	–	–	–	–	–
Shares repurchased	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	–	1	–	1	25
Shares Outstanding, Beginning of Period	1	–	1	–	–
Shares Outstanding, End of Period	1	1	1	1	25
Transactions in Fund Shares - S Shares:
Shares sold	3,220	4,675	215	240	25
Reinvested dividends and distributions	335	278	65	68	–
Shares repurchased	(772)	(3,113)	(386)	(12)	–
Net Increase/(Decrease) in Fund Shares	2,783	1,840	(106)	296	25
Shares Outstanding, Beginning of Period	5,630	3,790	873	577	–
Shares Outstanding, End of Period	8,413	5,630	767	873	25

(1)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

  (2)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from December 30, 2005 (inception date) through January 31, 2006.

Janus Adviser Series January 31, 2006 195

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund
(all numbers in thousands)	2006	2005	2006	2005	2006		2005
Transactions in Fund Shares - A Shares(1)
Shares sold	6,577	1,625	7	1	–		1
Reinvested dividends and distributions	115	1	–	–	–		–
Shares repurchased	(90)	(17)	–	–	–		–
Net Increase/(Decrease) in Fund Shares	6,602	1,609	7	1	–		1
Shares Outstanding, Beginning of Period	1,609	–	1	–	1		–
Shares Outstanding, End of Period	8,211	1,609	8	1	1		1
Transactions in Fund Shares - C Shares
Shares sold	708	494	8	29	1		1
Reinvested dividends and distributions	19	9	1	2	–		–
Shares repurchased	(43)	(29)	(2)	(7)	(4)		(4)
Net Increase/(Decrease) in Fund Shares	684	474	7	24	(3)		(3)
Shares Outstanding, Beginning of Period	609	135	53	29	29		32
Shares Outstanding, End of Period	1,293	609	60	53	26		29
Transactions in Fund Shares - I Shares(2)
Shares sold	13	N/A	1	N/A	350	*	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	5	*	N/A
Shares repurchased	–	N/A	–	N/A	–		N/A
Net Increase/(Decrease) in Fund Shares	13	N/A	1	N/A	355	*	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–		N/A
Shares Outstanding, End of Period	13	N/A	1	N/A	355	*	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	15	62	65	160	–		402	*
Reinvested dividends and distributions	1	–	7	–	3	*	1	*
Shares repurchased	(7)	(19)	(37)	–	–		–
Net Increase/(Decrease) in Fund Shares	9	43	35	160	3	*	403	*
Shares Outstanding, Beginning of Period	43	–	160	–	403	*	–
Shares Outstanding, End of Period	52	43	195	160	406	*	403	*
Transactions in Fund Shares - S Shares:
Shares sold	1,322	1,834	521	886	1,121		4,012
Reinvested dividends and distributions	96	107	48	79	119		83
Shares repurchased	(423)	(1,015)	(713)	(643)	(3,662)		(15,697)
Net Increase/(Decrease) in Fund Shares	995	926	(144)	322	(2,422)		(11,602)
Shares Outstanding, Beginning of Period	2,656	1,730	1,533	1,211	16,799		28,401
Shares Outstanding, End of Period	3,651	2,656	1,389	1,533	14,377		16,799

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

196 Janus Adviser Series January 31, 2006

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser International Growth Fund				Janus Adviser Foreign Stock Fund		Janus Adviser Flexible Bond Fund
(all numbers in thousands)	2006		2005		2006	2005	2006	2005
Transactions in Fund Shares - A Shares(1)
Shares sold	114		3		23	21	1	7
Reinvested dividends and distributions	–		–		–	–	–	–
Shares repurchased	(3)		–		–	(1)	(2)	(1)
Net Increase/(Decrease) in Fund Shares	111		3		23	20	(1)	6
Shares Outstanding, Beginning of Period	3		–		20	–	6	–
Shares Outstanding, End of Period	114		3		43	20	5	6
Transactions in Fund Shares - C Shares
Shares sold	101		20		1	3	8	33
Reinvested dividends and distributions	–		–		–	–	7	18
Shares repurchased	(4)		(24)		(3)	(2)	(93)	(388)
Net Increase/(Decrease) in Fund Shares	97		(4)		(2)	1	(78)	(337)
Shares Outstanding, Beginning of Period	77		81		8	7	460	797
Shares Outstanding, End of Period	174		77		6	8	382	460
Transactions in Fund Shares - I Shares(2)
Shares sold	279	*	N/A		1	N/A	1	N/A
Reinvested dividends and distributions	3	*	N/A		–	N/A	–	N/A
Shares repurchased	–		N/A		–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	282	*	N/A		1	N/A	1	N/A
Shares Outstanding, Beginning of Period	–		N/A		–	N/A	–	N/A
Shares Outstanding, End of Period	282	*	N/A		1	N/A	1	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	38	*	403	*	–	1	–	1
Reinvested dividends and distributions	1	*	3	*	–	–	–	–
Shares repurchased	–		–		–	–	–	–
Net Increase/(Decrease) in Fund Shares	39	*	406	*	–	1	–	1
Shares Outstanding, Beginning of Period	406	*	–		1	–	1	–
Shares Outstanding, End of Period	445	*	406	*	1	1	1	1
Transactions in Fund Shares - S Shares:
Shares sold	3,411		3,955		5	40	420	1,189
Reinvested dividends and distributions	61		68		1	–	109	273
Shares repurchased	(1,592)		(7,039)		(8)	(37)	(1,044)	(2,814)
Net Increase/(Decrease) in Fund Shares	1,880		(3,016)		(2)	3	(515)	(1,352)
Shares Outstanding, Beginning of Period	9,494		12,510		244	241	4,347	5,699
Shares Outstanding, End of Period	11,374		9,494		242	244	3,832	4,347

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

Janus Adviser Series January 31, 2006 197

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2006 (unaudited) and the fiscal year or period ended July 31, 2005	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
(all numbers in thousands)	2006	2006	2005
Transactions in Fund Shares - A Shares(1)
Shares sold	75	5	15
Reinvested dividends and distributions	2	–	–
Shares repurchased	0	(5)	(5)
Net Increase/(Decrease) in Fund Shares	77	–	10
Shares Outstanding, Beginning of Period	–	10	–
Shares Outstanding, End of Period	77	10	10
Transactions in Fund Shares - C Shares
Shares sold	62	15	52
Reinvested dividends and distributions	2	–	–
Shares repurchased	–	(15)	(79)
Net Increase/(Decrease) in Fund Shares	64	–	(27)
Shares Outstanding, Beginning of Period	–	10	37
Shares Outstanding, End of Period	64	10	10
Transactions in Fund Shares - I Shares(2)
Shares sold	1	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A
Shares repurchased	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A
Shares Outstanding, End of Period	1	N/A	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	62	N/A	N/A
Reinvested dividends and distributions	2	N/A	N/A
Shares repurchased	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	64	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A
Shares Outstanding, End of Period	64	N/A	N/A
Transactions in Fund Shares - S Shares:
Shares sold	65	4,410	7,057
Reinvested dividends and distributions	2	149	226
Shares repurchased	–	(6,645)	(13,725)
Net Increase/(Decrease) in Fund Shares	67	(2,085)	(6,442)
Shares Outstanding, Beginning of Period	–	10,082	16,523
Shares Outstanding, End of Period	67	7,997	10,082

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through January 31, 2006.

198 Janus Adviser Series January 31, 2006

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth & Core
Janus Adviser Large Cap Growth Fund	$121,918,793	$150,570,064	$–	$–
Janus Adviser Forty Fund	576,238,394	293,482,795	–	–
Janus Adviser Orion Fund	1,360,468	339,270	–	–
Janus Adviser Mid Cap Growth Fund	17,649,234	21,526,114	–	–
Janus Adviser Small-Mid Growth Fund	1,898,367	702,061	–	–
Janus Adviser Growth and Income Fund	75,571,691	45,219,021	–	–
Janus Adviser Core Equity Fund	18,303,810	15,308,954	–	–
Janus Adviser Contrarian Fund	1,238,930	218,330	–	–
Janus Adviser Balanced Fund	53,576,121	133,889,739	95,725,023	70,602,365
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	99,574,748	61,264,524	–	–
Janus Adviser Risk-Managed Core Fund	42,605,293	18,925,789	–	–
Janus Adviser Risk-Managed Value Fund(1)	2,299,117	252,717
Value
Janus Adviser Mid Cap Value Fund	144,769,399	30,195,290	–	–
Janus Adviser Small Company Value Fund	7,338,732	6,621,064	–	–
International & Global
Janus Adviser Worldwide Fund	103,924,750	198,766,965	–	–
Janus Adviser International Growth Fund	182,544,516	109,333,515	–	–
Janus Adviser Foreign Stock Fund	–	179,609	–	–
Bond & Money Market
Janus Adviser Flexible Bond Fund	5,604,438	14,339,882	26,903,258	25,583,002
Janus Adviser High-Yield Fund	4,427,526	1,900,899	–	–
Janus Adviser Money Market Fund	–	–	–	–

(1)  Period from December 30, 2005 (inception date) through January 31, 2006.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the

Janus Adviser Series January 31, 2006 199

Notes to Financial Statements (unaudited) (continued)

Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8. SUBSEQUENT EVENT

Effective February 28, 2006, Janus Adviser Risk-Managed Growth Fund changed its name to Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund changed its name to Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser Risk-Managed Value Fund changed its name to Janus Adviser INTECH Risk-Managed Value Fund.

200 Janus Adviser Series January 31, 2006

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

For Janus Adviser Risk-Managed Value Fund

The Trustees of Janus Adviser Series, more than eighty-five percent of whom ("Independent Trustees") have never been affiliated with the Fund's adviser, considered the proposed investment advisory agreement for Risk-Managed Value Fund (the "New Fund"). In the course of their consideration of the agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on September 20, 2005, approved the investment advisory agreement for the New Fund for an initial period through July 1, 2007.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including each of the factors described as follows.

Nature, Extent, and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's services to the New Fund took into account the investment objective and strategy of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed Janus Capital's resources and key personnel, especially those who would be providing investment management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations. The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

The Trustees also reviewed the response of Janus Capital to various legal and regulatory proceedings since the fall of 2003.

Costs of Services Provided

The Trustees examined the fee information and expenses for the New Fund in comparison to information for other comparable funds as provided by Lipper Inc. ("Lipper"). They noted that the rate of management (investment advisory and administrative) fees for the New Fund, after the contractual expense limitation, was below the mean management fees of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

Janus Adviser Series January 31, 2006 201

Additional Information (unaudited) (continued)

The Trustees had also reviewed Janus Capital's management fees for its institutional separate accounts and for its subadvised funds (funds for which Janus Capital provides portfolio management services only). In most instances, sub-advisory and institutional separate account fees were lower than the New Fund's management fee. However, the Trustees noted that Janus Capital will perform significant additional services for the New Fund that it does not provide to those other clients, including administrative services, oversight of the New Fund's other service providers, trustee support, regulatory compliance, and numerous other services. The Trustees had also considered the profitability to Janus Capital and its affiliates of their relationships with the other Janus funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable. Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Fund to Janus Capital and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients, and that the estimated overall expense ratio of the New Fund, taking into account the expense limitation agreed to by Janus Capital, was reasonable.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund. The Trustees recognized that two affiliates of Janus Capital would separately serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund's Class R Shares and Class S Shares for services provided. The Trustees also considered Janus Capital's use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of Janus Capital and Janus Capital's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Fund. The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreement and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund would benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They also concluded that success of the New Fund could attract other business to Janus Capital or its other funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interest of the New Fund and its shareholders.

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice – For all Funds Except Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Small Company Value Fund

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on January 9, 2006.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were more consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee

202 Janus Adviser Series January 31, 2006

consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for all but two Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory

Janus Adviser Series January 31, 2006 203

Additional Information (unaudited) (continued)

compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except two Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period.

Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that such Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

204 Janus Adviser Series January 31, 2006

Performance-Based Advisory Fee Proposal – For Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Worldwide Fund

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for each applicable Fund ("Proposed Agreement) and authorized the submission of each Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based on the Fund's performance relative to a selected benchmark index. Shareholders of each Fund approved the Proposed Agreement at a special meeting of Shareholders held on January 9, 2006.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, explored the possibility of modifying the fee structure for certain Funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with JCM to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the performance adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the performance adjustment.

As described above, the performance adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any performance adjustment, and that, once implemented, the performance adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance

Janus Adviser Series January 31, 2006 205

Additional Information (unaudited) (continued)

measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Amendments to "Advisory Agreements to Conform to Prevailing Industry Practice."

Sub-Advisory Agreement Re: Performance-Based Fees – Janus Adviser Risk-Managed Core Fund

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve amendments to the current Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") for Janus Adviser Risk-Managed Core Fund and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval shareholders of the Fund approved the Proposed Amended Sub-Advisory Agreement at a Special Meeting of Shareholders held on January 9, 2006.

The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under "Performance-Based Advisory Fee Proposal."

In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above.

For Janus Adviser Risk-Managed Growth Fund and Janus Adviser Small Company Value Fund

The Trustees of Janus Adviser Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment

206 Janus Adviser Series January 31, 2006

restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have

Janus Adviser Series January 31, 2006 207

Additional Information (unaudited) (continued)

remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

208 Janus Adviser Series January 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus Adviser Series January 31, 2006 209

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

210 Janus Adviser Series January 31, 2006

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Janus Adviser Series January 31, 2006 211

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	64,551,895	507,380	65,059,275	42.00%	0.33%	42.33%
William F. McCalpin	64,552,110	507,165	65,059,275	42.00%	0.33%	42.33%
John W. McCarter, Jr.	64,551,408	507,867	65,059,275	42.00%	0.33%	42.33%
Dennis B. Mullen	64,551,829	507,446	65,059,275	42.00%	0.33%	42.33%
James T. Rothe	64,553,233	506,042	65,059,275	42.00%	0.33%	42.33%
William D. Stewart	64,549,457	509,818	65,059,275	42.00%	0.33%	42.33%
Martin H. Waldinger	64,548,027	511,248	65,059,275	42.00%	0.33%	42.33%
Linda S. Wolf	64,549,137	510,138	65,059,275	42.00%	0.33%	42.33%
Thomas H. Bailey	64,548,699	510,576	65,059,275	42.00%	0.33%	42.33%

	Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total
Jerome S. Contro	99.22%	0.78%	100.00%
William F. McCalpin	99.22%	0.78%	100.00%
John W. McCarter, Jr.	99.22%	0.78%	100.00%
Dennis B. Mullen	99.22%	0.78%	100.00%
James T. Rothe	99.22%	0.78%	100.00%
William D. Stewart	99.22%	0.78%	100.00%
Martin H. Waldinger	99.21%	0.79%	100.00%
Linda S. Wolf	99.22%	0.78%	100.00%
Thomas H. Bailey	99.22%	0.78%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Series	153,708,173	72,114,605	2,361,624	3,112,361	15,648,794

	Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Series	46.91%	1.54%	2.03%	10.18%	77.34%	2.53%	3.34%	16.79%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust of any of its Funds or classes.

		Number of Shares
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Series	153,708,173	61,222,039	13,193,083	3,173,468	15,648,794

	Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Series	39.83%	8.58%	2.07%	10.18%	65.66%	14.15%	3.40%	16.79%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Fund or class thereof.

		Number of Shares
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Series	153,708,173	61,044,022	13,309,950	3,234,618	15,648,794

	Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Series	39.71%	8.66%	2.10%	10.18%	65.47%	14.28%	3.47%	16.78%

Proposal 3

To approve the elimination of the Fund's fundamental policy regarding investments in income-producing securities.

		Number of Shares
Fund	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Flexible Bond Fund	4,714,694	1,675,650	254,502	88,642	428,669

	Percentage of Outstanding Shares				Percentage of Shares Voted
Fund	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Flexible Bond Fund	35.54%	5.40%	1.88%	9.09%	68.46%	10.40%	3.62%	17.52%

212 Janus Adviser Series January 31, 2006

Janus Adviser Series January 31, 2006 213

Shareholder Meeting (unaudited) (continued)

Proposal 4a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares
Fund	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Large Cap Growth Fund	10,062,367	4,079,820	23,540	151,816	1,657,767
Janus Adviser Forty Fund	43,173,039	19,526,281	191,107	278,192	4,951,361
Janus Adviser Orion Fund	100,000	95,900	2,490	1,610	-
Janus Adviser Mid Cap Growth Fund	3,718,978	1,536,755	22,548	71,440	336,115
Janus Adviser Small-Mid Growth Fund	100,052	95,900	2,490	1,610	52
Janus Adviser Growth and Income Fund	13,266,647	4,926,811	92,102	258,405	1,752,889
Janus Adviser Core Equity Fund	2,358,005	948,048	17,204	88,323	275,502
Janus Adviser Contrarian Fund	100,000	95,900	2,490	1,610	-
Janus Adviser Balanced Fund	22,609,586	9,883,361	240,634	1,165,157	2,013,742
Janus Adviser Worldwide Fund	16,309,887	9,471,545	125,404	169,615	827,939
Janus Adviser International Growth Fund	9,545,001	3,772,555	102,531	231,471	671,244
Janus Adviser Foreign Stock Fund	273,080	185,049	53,844	3,513	30,035
Janus Adviser Flexible Bond Fund	4,714,694	1,706,807	221,622	90,365	428,669
Janus Adviser High-Yield Fund	250,890	232,968	16,824	1,098	-
Janus Adviser Money Market Fund	9,785,746	8,012,155	-	752,661	20,147

	Percentage of Outstanding Shares				Percentage of Shares Voted
Fund	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Large Cap Growth Fund	40.55%	0.23%	1.51%	16.48%	68.99%	0.40%	2.57%	28.04%
Janus Adviser Forty Fund	45.23%	0.44%	0.64%	11.47%	78.26%	0.77%	1.12%	19.85%
Janus Adviser Orion Fund	95.90%	2.49%	1.61%	0.00%	95.90%	2.49%	1.61%	0.00%
Janus Adviser Mid Cap Growth Fund	41.32%	0.61%	1.92%	9.04%	78.13%	1.15%	3.63%	17.09%
Janus Adviser Small-Mid Growth Fund	95.85%	2.49%	1.61%	0.05%	95.85%	2.49%	1.61%	0.05%
Janus Adviser Growth and Income Fund	37.14%	0.69%	1.95%	13.21%	70.08%	1.31%	3.68%	24.93%
Janus Adviser Core Equity Fund	40.21%	0.73%	3.75%	11.68%	71.33%	1.29%	6.65%	20.73%
Janus Adviser Contrarian Fund	95.90%	2.49%	1.61%	0.00%	95.90%	2.49%	1.61%	0.00%
Janus Adviser Balanced Fund	43.71%	1.06%	5.15%	8.91%	74.29%	1.81%	8.76%	15.14%
Janus Adviser Worldwide Fund	58.07%	0.77%	1.04%	5.08%	89.40%	1.18%	1.60%	7.82%
Janus Adviser International Growth Fund	39.52%	1.07%	2.43%	7.03%	78.95%	2.15%	4.85%	14.05%
Janus Adviser Foreign Stock Fund	67.76%	19.72%	1.29%	11.00%	67.93%	19.76%	1.29%	11.02%
Janus Adviser Flexible Bond Fund	36.20%	4.70%	1.92%	9.09%	69.73%	9.06%	3.69%	17.52%
Janus Adviser High-Yield Fund	92.86%	6.71%	0.44%	0.00%	92.85%	6.71%	0.44%	0.00%
Janus Adviser Money Market Fund	81.88%	0.00%	7.69%	0.21%	91.20%	0.00%	8.57%	0.23%

Proposal 4b

To approve an amended investment advisory agreement between the Fund and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

		Number of Shares
Fund	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Contrarian Fund	100,000	95,900	2,490	1,610	-
Janus Adviser Risk-Managed Core Fund	1,937,233	1,370,857	50,256	22,087	201,750
Janus Adviser Mid Cap Value Fund	5,648,511	2,220,430	121,658	94,304	475,525
Janus Adviser Worldwide Fund	16,309,887	9,414,636	178,629	173,299	827,939

	Percentage of Outstanding Shares				Percentage of Shares Voted
Fund	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Contrarian Fund	95.90%	2.49%	1.61%	0.00%	95.90%	2.49%	1.61%	0.00%
Janus Adviser Risk-Managed Core Fund	70.76%	2.59%	1.14%	10.41%	83.33%	3.06%	1.34%	12.27%
Janus Adviser Mid Cap Value Fund	39.31%	2.15%	1.67%	8.42%	76.25%	4.18%	3.24%	16.33%
Janus Adviser Worldwide Fund	57.72%	1.10%	1.06%	5.08%	88.85%	1.69%	1.64%	7.82%

Proposal 5

To approve an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH to change the subadvisory fee rate paid by Janus Capital to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

		Number of Shares
Fund	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Risk-Managed Core Fund	1,937,233	1,335,004	49,704	58,492	201,750

	Percentage of Outstanding Shares				Percentage of Shares Voted
Fund	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Adviser Risk-Managed Core Fund	68.91%	2.57%	3.02%	10.41%	81.15%	3.02%	3.56%	12.27%

214 Janus Adviser Series January 31, 2006

Janus Adviser Series January 31, 2006 215

Notes

216 Janus Adviser Series January 31, 2006

Notes

Janus Adviser Series January 31, 2006 217

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/06)

C-0306-76  108-24-500 03-06

Item 2 -  Code of Ethics

Not applicable to semi-annual reports;

Item 3 -  Audit Committee Financial Expert

Not applicable to semi-annual reports;

Item 4 -  Principal Accountant Fees and Services

Not applicable to semi-annual reports;

Item 5 -  Audit Committee of Listed Registrants

Not applicable.

Item 6 -  Schedule of Investments

Please see Schedule of Investments contained in the Reports to

Shareholders included under Item 1 of this Form N-CSR.

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies

Not applicable.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                    Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)                    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Adviser Series (Principal
Executive Officer)

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Adviser Series (Principal
Executive Officer)

Date: March 29, 2006

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Adviser Series (Principal Accounting
Officer and Principal Financial Officer)

Date: March 29, 2006

3